UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Michael W. Kremenak, Secretary and Chief Legal Officer

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-4198

Date of fiscal year end: October 31

Date of reporting period: April 28, 2017

Item 1.	Report to Stockholders

APRIL 28, 2017
THRIVENT MUTUAL FUNDS
SEMIANNUAL REPORT
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Dear Member:

In the past, my letters have often focused on the performance and rankings of our Funds, but this time I thought it would be a good opportunity to give a more personal perspective of the work we do here at Thrivent Asset Management in managing the assets you have entrusted to us. That is not to say that I do not continue to be proud of the performance of our Funds. Our investment team of more than 100 investment professionals continues to work tirelessly to help you be wise with money and achieve your investment goals. I encourage you to take the time to read this annual report, including the discussion of the performance of each of the Funds by the individual portfolio managers.

Mentioning the hard work of our investment team brings to mind a phrase from “The Thrivent Way,” which is Thrivent’s statement of our mission and who we are as an organization. Every person in our organization is aligned around the principles embodied in The Thrivent Way, which permeates the work we do every day. You can find the full text of The Thrivent Way on Thrivent’s website at Thrivent.com/about-us/what-makes-us-different. The last line of The Thrivent Way states that we will “live balanced and generous lives.” I’ll admit that the first time I read a draft of that statement, I thought to myself, “Do people really want an investment manager who leads a balanced life? Or would they rather have a manager who lives a painfully unbalanced life in single-minded pursuit of investment returns?”

I am happy to say that in my experience, our investment professionals do as well as anyone in our organization at living The Thrivent Way, including leading balanced and generous lives. And I think that you, our shareholders, may be better off because of it. At Thrivent, we don’t seek to make a quick buck by doing a lot of short-term trading. We are investors, not traders. If there’s one characteristic that defines our investment approach, I would say it is that we take a long-term view of the markets and of our performance. As an organization that’s been around for more than 100 years, the concept of taking a long-term approach is ingrained in our DNA.

A second characteristic of our investment approach is that we are disciplined. We won’t stray from the investment objectives of the products you invest in. You can count on us to manage your money the way we said we would. People who live balanced and generous lives are, in my opinion, better suited to take such a long-term, disciplined view and less likely to sacrifice long-term results or style consistency for short-term gains. And I believe that our approach has contributed to our investment results.

But living balanced and generous lives doesn’t mean we don’t work hard. Quite the opposite. I’ve worked with numerous money management firms over the course of my career and have never met investment professionals who were more diligent and dedicated than our team at Thrivent. That reminds me of a personal anecdote, if you’ll indulge me. Last summer I was driving home from work one day and the famous Harry Chapin song “Cat’s in the Cradle” came on. I heard a verse that made me think of my two boys:

My son turned 10 just the other day.

He said, “Thanks for the ball, Dad, come on let’s play.

Can you teach me to throw?” I said, “Not today,

I got a lot to do.” He said, “That’s OK.”

Admittedly, I started to tear up a little thinking about how my boys would be grown before I knew it. And I naturally had a feeling come over me, wondering if I, too, sometimes prioritized work over family too often. But then it occurred to me—I had left work a little early that day to coach my son’s baseball practice. And he was, in fact, 10 years old. But this little story made me think about how living The Thrivent Way has helped me lead a balanced life for the benefit of my wife and children.

Living a balanced life also doesn’t mean never staying late at the office, never coming in early, or never working over the weekend. I honestly believe that the best work I’ve done for Thrivent in my nearly 11 years here has been done outside normal working hours, often at my home. It’s the new ideas you may not have the time to consider during the workday that you may wish to ponder on your own time. Or the transaction that just needs some extra effort to get across the finish line. And I believe it’s good for children to see a parent working hard, going to work early, or staying late into the evening from time to time. Being a good steward of God’s gifts means not only being wise with money, but working hard and doing our best to make the most of all of the talents that God has given us as individuals.

In many communications you receive from Thrivent, we will mention that our mission is to help people be wise with money and live generously. It’s not just a motto or a slogan; it’s a description of who we are. I had the privilege of observing some focus groups a couple months ago in which we asked folks about their investment needs, concerns and preferences. In one of the sessions, we asked a group of people who were unfamiliar with Thrivent whether they would be interested in working with an organization that had our investment capabilities and had a mission such as ours. One participant said, “I would love to, but I don’t believe such an organization could exist.” Well, here we are. And the more than 100 investment professionals at Thrivent Asset Management are working hard every day to help you meet your financial goals—and to do our best to see that all of us are able to be wise with money and live balanced and generous lives. That’s The Thrivent Way.

Sincerely,

David S. Royal

President

Thrivent Mutual Funds

Dear Member:

The stock market experienced strong growth during the six-month reporting period through April 28, 2017, with a total return for the S&P 500 Index1 of 13.3%. In the fixed-income market, market yields on 10-year U.S. Treasuries moved up from under 2% at the start of the period to 2.28% at the end.

Economic Review

For the seventh time in the past eight years, the U.S. economy experienced a first quarter slump in 2017, with gross domestic product (GDP) growing at an annualized rate of just 0.7%, according to the U.S. Department of Commerce.

However, we believe the economic outlook is more positive than that rate indicates. For instance, corporate earnings and revenue expectations have improved markedly this year, housing and oil production have been on the rise, and the employment market and wage growth have been solid.

Market Review

Amid signs of a strengthening economy, the Federal Reserve approved two rate hikes over the past six months, and indicated that they expect to make more rate hikes during 2017 and 2018. Although market interest rates for 10-year U.S. Treasuries have remained at under 2.5%, we have seen some improvement in rates on money market funds and other short-term securities. For net savers, we believe a series of small rate hikes would be beneficial without adversely affecting the economy or consumer spending.

In the stock market, improved corporate earnings and a strengthening economic outlook propelled stocks to solid gains. Financials led the way with a 20.4% gain for the six-month period, although the bulk of that came during the fourth quarter of 2016 when market interest rates began moving up. Other leading sectors included information technology, up 16.9%, industrials, up 16.4%, and consumer discretionary, also up 16.4%.

After a strong finish to 2016, the energy sector declined each of the first four months of 2017, as a rally in oil prices fizzled due to a continuing imbalance between supply and demand. After rebounding to the mid-$50s in early 2017, oil prices slipped back to under $50 a barrel (West Texas Intermediate) by the end of April. We expect oil prices to stabilize in the months ahead as rising global oil consumption helps reduce the supply surplus.

The international stock market mirrored the strength of the U.S. market, with the MSCI EAFE Index—which tracks developed markets in Europe, Australasia and the Far East—posting a total return of 11.7% for the six-month period.

In the bond market, interest rates increased slightly over the past six months, buoyed by the two 0.25% Fed rate hikes—one in December 2016 and the other in March 2017. As market interest rates rose, the bond market declined over the six-month period, with longer-term bonds suffering the most. The Bloomberg Barclays 20+ Treasury Index2 dropped 5.46% for the period, while the Bloomberg Barclays U.S. Aggregate Bond Index—which tracks a broad range of investment-grade bonds—slipped 0.67%.

Internationally, central banks in Europe and Japan have continued to purchase government bonds with “negative interest rates” that yield less than 0%, although that trend has been slowing recently.

Our Outlook

With corporate earnings and revenue expectations improving— along with a strong employment situation—the consensus view for GDP growth this year is 2.3%, according to the Blue Chip Economic Indicators. We believe this rate is still attainable despite the slow first quarter growth.

Inflation growth, which has been slow in recent years, is expected to pick up, but remain at a modest pace for the near future. The consensus view for inflation is 2.4% for 2017 and 2.3% for 2018. That is a bit higher than we expected, but if wage growth picks up and consumer spending increases—along with additional funds being spent on government infrastructure— the combination of factors could contribute to rising inflation.

Globally, we estimate that China will have GDP growth of about 7%, Japan will have growth of 1.5%, Europe will have GDP growth of about 2%, and the U.K. will grow at a rate of about 3% over the next 12 months.

While the U.S. economy seems to be strengthening, current economic growth remains relatively slow. We are not projecting a recession in the near term, but we believe the risk of recession in the next 12 months remains elevated, though slightly less elevated than a few months ago. That improving trend appears likely to continue.

To keep the recovery going, we believe that the job market needs to maintain its steady growth, retail sales need to improve, and corporate spending and manufacturing production need to improve.

Sincerely,

Russell W. Swansen

Chief Investment Officer

Thrivent Mutual Funds

[1]	S&P 500® Index is a market-cap weighted index that represents the average performance of a group of 500 large-capitalization stocks.
[2]	Bloomberg Barclays 20+ Treasury Index measures the performance of U.S. Treasury securities that have a remaining maturity of at least 20 years.

THRIVENT AGGRESSIVE ALLOCATION FUND

Russell W. Swansen, David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

Portfolio Composition
(% of Portfolio)
Large Cap	40.5%
International	23.0%
Small Cap	13.7%
Short-Term Investments	13.3%
Mid Cap	5.2%
Investment Grade Debt	3.8%
High Yield	0.5%

Total	100.0%
Top 10 Holdings
(% of Net Assets)
Thrivent Partner Worldwide Allocation Fund	11.7%
Thrivent Large Cap Growth Fund	7.0%
Thrivent Mid Cap Stock Fund	6.5%
Thrivent Large Cap Value Fund	5.9%
Thrivent Large Cap Stock Fund	3.2%
Thrivent Small Cap Stock Fund	3.1%
Amazon.com, Inc.	0.7%
Thrivent Limited Maturity Bond Fund	0.7%
SPDR S&P 500 ETF Trust	0.7%
Thrivent High Yield Fund	0.6%

These securities represent 40.1% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives.

Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned to an asset class. The Portfolio Composition chart excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

THRIVENT MODERATELY AGGRESSIVE ALLOCATION FUND

Russell W. Swansen, David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies

Portfolio Composition
(% of Portfolio)
Large Cap	36.1%
International	17.3%
Investment Grade Debt	16.1%
Short-Term Investments	14.3%
Small Cap	7.3%
Mid Cap	5.1%
Floating Rate Debt	2.0%
High Yield	1.8%

Total	100.0%
Top 10 Holdings
(% of Net Assets)
Thrivent Partner Worldwide Allocation Fund	10.0%
Thrivent Large Cap Value Fund	8.5%
Thrivent Large Cap Growth Fund	6.9%
Thrivent Mid Cap Stock Fund	6.3%
Thrivent Large Cap Stock Fund	5.1%
Thrivent Income Fund	2.6%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.0%
Thrivent Small Cap Stock Fund	1.8%
Thrivent Limited Maturity Bond Fund	1.5%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.2%

These securities represent 45.9% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives.

Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned to an asset class. The Portfolio Composition chart excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

THRIVENT MODERATE ALLOCATION FUND

Russell W. Swansen, David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

Portfolio Composition (% of Portfolio)
Investment Grade Debt	31.4%
Large Cap	24.4%
Short-Term Investments	15.4%
International	12.7%
Small Cap	5.3%
Mid Cap	4.1%
High Yield	3.4%
Floating Rate Debt	3.3%

Total	100.0%
Top 10 Holdings
(% of Net Assets)
Thrivent Large Cap Value Fund	8.0%
Thrivent Large Cap Growth Fund	6.0%
Thrivent Partner Worldwide Allocation Fund	5.9%
Thrivent Income Fund	5.3%
Thrivent Mid Cap Stock Fund	4.6%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.6%
Thrivent Limited Maturity Bond Fund	3.0%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.4%
Thrivent Large Cap Stock Fund	2.2%
Thrivent High Yield Fund	1.7%

These securities represent 42.7% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives.

Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned to an asset class.

The Portfolio Composition chart excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

THRIVENT MODERATELY CONSERVATIVE ALLOCATION FUND

Russell W. Swansen, David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

Portfolio Composition
(% of Portfolio)
Investment Grade Debt	43.6%
Short-Term Investments	16.7%
Large Cap	16.2%
International	8.1%
Floating Rate Debt	6.2%
High Yield	4.8%
Mid Cap	2.5%
Small Cap	1.9%

Total	100.0%
Top 10 Holdings
(% of Net Assets)
Thrivent Income Fund	8.1%
Thrivent Large Cap Value Fund	6.8%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	4.9%
Thrivent Limited Maturity Bond Fund	4.6%
Thrivent Partner Worldwide Allocation Fund	4.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.2%
Thrivent Large Cap Growth Fund	3.1%
Thrivent High Yield Fund	2.6%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.2%
U.S. Treasury Notes	2.0%

These securities represent 41.9% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives. Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned to an asset class.

The Portfolio Composition chart excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

THRIVENT BALANCED INCOME PLUS FUND

Mark L. Simenstad, CFA, Noah J. Monsen, CFA, Reginald L. Pfeifer, CFA, Stephen D. Lowe, CFA, and John T. Groton, CFA, Portfolio Co-Managers

The Fund seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Fund invests in debt securties and equity securities and debt securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, convertible securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

Portfolio Composition
(% of Portfolio)
Common Stock	42.5%
Long-Term Fixed Income	29.4%
Bank Loans	14.7%
Short-Term Investments	9.4%
Registered Investment Companies	2.8%
Preferred Stock	1.2%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	12.5%
Information Technology	10.5%
Consumer Discretionary	10.4%
Foreign Government	6.8%
Consumer Staples	6.4%
Real Estate	6.2%
Telecommunications Services	6.1%
Materials	6.0%
Industrials	5.6%
Mortgage-Backed Securities	5.5%

Top 10 Holdings
(% of Net Assets)
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.0%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.6%
Apple, Inc.	1.3%
Amazon.com, Inc.	1.2%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.0%
Philip Morris International, Inc.	0.9%
Goldman Sachs Group, Inc.	0.7%
Materials Select Sector SPDR Fund	0.7%
Facebook, Inc.	0.7%
Visa, Inc.	0.7%

These securities represent 10.8% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT OPPORTUNITY INCOME PLUS FUND

Michael G. Landreville, CFA and CPA (inactive), Gregory R. Anderson, CFA , Conrad E. Smith, CFA, Paul J. Ocenasek, CFA, and Kent L. White, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income consistent with capital preservation.

The Fund primarily invests in a broad range of debt securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, convertible securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

Major Market Sectors
(% of Net Assets)
Foreign Government	14.1%
Communications Services	11.5%
Mortgage-Backed Securities	10.4%
Financials	10.4%
Collateralized Mortgage Obligations	7.6%
Consumer Cyclical	7.0%
Consumer Non-Cyclical	6.9%
Asset-Backed Securities	5.1%
Technology	4.8%
Energy	4.2%

Top 10 Holdings
(% of Net Assets)
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.0%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.9%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	1.3%
Vanguard Short-Term Corporate Bond ETF	1.1%
Valeant Pharmaceuticals International, Inc., Term Loan	1.0%
WideOpenWest Finance, LLC, Term Loan	0.8%
First Data Corporation, Term Loan	0.8%
Scientific Games International, Inc., Term Loan	0.8%
Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through	0.8%

These securities represent 14.2% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT PARTNER EMERGING MARKETS EQUITY FUND

Subadvised by Aberdeen Asset Managers Limited

The Fund seeks long-term capital growth.

The Fund primarily invests in emerging markets equities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.

Portfolio Composition
(% of Portfolio)
Common Stock	93.6%
Preferred Stock	5.2%
Short-Term Investments	1.2%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	28.1%
Consumer Staples	15.7%
Information Technology	13.1%
Consumer Discretionary	10.5%
Materials	9.7%
Real Estate	6.9%
Energy	6.8%
Telecommunications Services	5.1%
Industrials	1.5%
Health Care	1.2%

Top 10 Countries
(% of Net Assets)
India	15.5%
Brazil	12.1%
Hong Kong	12.0%
South Korea	8.3%
Mexico	7.2%
Indonesia	5.1%
Taiwan	5.0%
Thailand	4.9%
Turkey	4.3%
Philippines	4.2%

Investments in securities in these countries represent 78.6% of the total net assets of the Fund.

THRIVENT SMALL CAP STOCK FUND

Matthew D. Finn, CFA, and James M. Tinucci, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund primarily invests in securities of small companies. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser.

Portfolio Composition
(% of Portfolio)
Common Stock	94.3%
Short-Term Investments	3.1%
Registered Investment Companies	2.6%

Total	100.0%

Major Market Sectors
(% of Net Assets )
Financials	22.0%
Industrials	19.7%
Information Technology	17.6%
Health Care	10.6%
Consumer Discretionary	8.7%
Materials	3.8%
Energy	3.7%
Real Estate	3.5%
Equity Funds/ETFs	2.7%
Utilities	2.5%

Top 10 Holdings
(% of Net Assets)
Arista Networks, Inc.	2.7%
AZZ, Inc.	2.2%
Kirby Corporation	2.1%
DST Systems, Inc.	2.0%
Tupperware Brands Corporation	2.0%
Chemed Corporation	1.8%
Dolby Laboratories, Inc.	1.7%
Assured Guaranty, Ltd.	1.7%
Synovus Financial Corporation	1.7%
Orbital ATK, Inc.	1.6%

These securities represent 19.5% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors, Top 10 Countries and Top 10 Holdings are subject to change.

The lists of Major Market Sectors, Top 10 Countries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT MID CAP STOCK FUND

Brian J. Flanagan, CFA, Portfolio Manager

The Fund seeks long-term capital growth.

The Fund primarily invests in securities of mid-sized companies, which often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser.

Portfolio Composition
(% of Portfolio)
Common Stock	92.9%
Short-Term Investments	7.1%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	17.7%
Industrials	17.3%
Information Technology	16.7%
Consumer Discretionary	12.4%
Health Care	10.4%
Real Estate	6.4%
Energy	4.4%
Materials	4.4%
Consumer Staples	1.8%
Utilities	1.5%

Top 10 Holdings
(% of Net Assets)
Southwest Airlines Company	3.8%
Alliance Data Systems Corporation	3.5%
Zions Bancorporation	3.4%
Applied Materials, Inc.	3.3%
C.R. Bard, Inc.	3.3%
Steel Dynamics, Inc.	3.1%
Oshkosh Corporation	2.9%
First Republic Bank	2.7%
KeyCorp	2.6%
Teradyne, Inc.	2.5%

These securities represent 31.1% of the total net assets of the Fund.

THRIVENT PARTNER WORLDWIDE ALLOCATION FUND

Managed by Thrivent Asset Management, LLC, and subadvisers Principal Global Investors, LLC, Aberdeen Asset Managers Limited and Goldman Sachs Asset Management, L.P.

The Fund seeks long-term capital growth.

The Fund primarily invests in equity and debt securities of issuers throughout the world. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The investment styles employed by the Fund’s sub-advisers may not be complementary.

Portfolio Composition
(% of Portfolio)
Common Stock	88.6%
Long-Term Fixed Income	9.0%
Short-Term Investments	1.4%
Preferred Stock	1.0%
Registered Investment Companies	< 0.1%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	17.4%
Industrials	13.7%
Consumer Discretionary	11.9%
Consumer Staples	9.3%
Materials	9.1%
Health Care	7.5%
Information Technology	7.4%
Energy	7.1%
Foreign Government	5.9%
Real Estate	3.7%

Top 10 Countries
(% of Net Assets)
Japan	18.8%
United Kingdom	12.1%
Switzerland	6.5%
Germany	6.2%
Australia	5.3%
France	4.6%
Canada	3.0%
Hong Kong	2.7%
India	2.5%
Sweden	2.5%

Investments in securities in these countries represent 64.2% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors, Top 10 Countries and Top 10 Holdings are subject to change.

The lists of Major Market Sectors, Top 10 Countries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT LARGE CAP STOCK FUND

Darren M. Bagwell, CFA, and Kurt J. Lauber, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

Portfolio Composition
(% of Portfolio)
Common Stock	86.4 °%
Short-Term Investments	13.3%
Preferred Stock	0.2%
Registered Investment Companies	0.1%

Total	100.0 °%

Major Market Sectors
(% of Net Assets)
Information Technology	16.0%
Financials	15.8%
Consumer Discretionary	12.4%
Industrials	11.4%
Health Care	9.5%
Energy	6.4%
Materials	5.4%
Consumer Staples	4.6%
Utilities	3.1%
Telecommunications Services	1.2%

Top 10 Holdings
(% of Net Assets)
Apple, Inc.	4.0%
Amazon.com, Inc.	3.2%
Alphabet, Inc., Class A	2.2%
Comcast Corporation	2.1%
PG&E Corporation	2.0%
Goldman Sachs Group, Inc.	1.9%
Alphabet, Inc., Class C	1.9%
Facebook, Inc.	1.6%
Walgreens Boots Alliance, Inc.	1.5%
Citigroup, Inc.	1.4%

These securities represent 21.8% of the total net assets of the Fund.

THRIVENT LARGE CAP GROWTH FUND

Darren M. Bagwell, CFA, Portfolio Manager

The Fund seeks long-term capital appreciation.

The Fund primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market.

Portfolio Composition
(% of Portfolio)
Common Stock	95.3%
Short-Term Investments	4.0%
Registered Investment Companies	0.7%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	45.1%
Consumer Discretionary	21.8%
Health Care	15.9%
Industrials	4.4%
Financials	4.2%
Consumer Staples	2.3%
Energy	1.7%
Equity Funds/ETFs	0.7%

Top 10 Holdings
(% of Net Assets)
Amazon.com, Inc.	8.9%
Facebook, Inc.	6.9%
Alphabet, Inc., Class A	5.2%
Apple, Inc.	5.0%
Visa, Inc.	5.0%
MasterCard, Inc.	4.0%
Microsoft Corporation	4.0%
Salesforce.com, Inc.	3.7%
Comcast Corporation	3.5%
PayPal Holdings, Inc.	3.3%

These securities represent 49.5% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT LARGE CAP VALUE FUND

Kurt J. Lauber, CFA, Portfolio Manager

The Fund seeks to achieve long-term growth of capital.

The Fund primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

Portfolio Composition
(% of Portfolio)
Common Stock	97.5%
Short-Term Investments	2.5%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	25.7%
Information Technology	16.3%
Health Care	11.4%
Energy	10.8%
Industrials	10.3%
Consumer Discretionary	10.2%
Consumer Staples	4.5%
Materials	3.4%
Utilities	3.3%
Telecommunications Services	1.5%

Top 10 Holdings
(% of Net Assets)
Cisco Systems, Inc.	4.3%
Microsoft Corporation	3.9%
Citigroup, Inc.	3.9%
Bank of America Corporation	3.9%
Merck & Company, Inc.	3.5%
PG&E Corporation	3.3%
Comcast Corporation	3.2%
Chevron Corporation	3.2%
Lowe’s Companies, Inc.	2.6%
Oracle Corporation	2.4%
These securities represent 34.2% of the total net assets of the Fund.

THRIVENT LOW VOLATILITY EQUITY FUND

Noah J. Monsen, CFA, Portfolio Manager

The Fund seeks long-term capital growth with lower volatility relative to the global equity markets.

The Fund primarily invests in equity securities. Although the Fund seeks lower volatility than the global equity markets, its returns will experience some volatility. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

Portfolio Composition
(% of Portfolio)
Common Stock	87.2%
Short-Term Investments	11.6%
Preferred Stock	1.2%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	14.8%
Health Care	13.6%
Information Technology	11.6%
Consumer Staples	11.3%
Consumer Discretionary	9.9%
Industrials	9.1%
Utilities	5.5%
Telecommunications Services	4.9%
Energy	3.0%
Materials	2.6%

Top 10 Holdings
(% of Net Assets)
Canon, Inc.	1.4%
CIGNA Corporation	1.4%
Home Depot, Inc.	1.3%
Roche Holding AG-Genusschein	1.3%
3M Company	1.3%
Chubb, Ltd.	1.3%
Oracle Corporation	1.3%
Aflac, Inc.	1.3%
Allstate Corporation	1.3%
Lockheed Martin Corporation	1.3%

These securities represent 13.2% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT HIGH YIELD FUND

Paul J. Ocenasek, CFA, Portfolio Manager

The Fund seeks high current income and, secondarily, growth of capital.

The Fund primarily invests in high-yield, high-risk bonds, notes, debentures and other debt obligations, or preferred stocks. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Bond prices generally fall as interest rates rise. Leveraged loans are subject to numerous risks, including liquidity, credit, declines in the value of collateral underlying them, and detrimental legal actions against them. Convertible securities are subject to additional risks. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets.

Major Market Sectors
(% of Net Assets)
Communications Services	16.9%
Energy	14.1%
Consumer Cyclical	14.0%
Consumer Non-Cyclical	11.0%
Financials	10.0%
Capital Goods	9.5%
Technology	6.6%
Basic Materials	6.4%
Transportation	3.5%
Utilities	2.5%

Top 10 Holdings
(% of Net Assets)
Sprint Corporation	1.8%
Frontier Communications Corporation	1.1%
Alliance Data Systems Corporation	0.9%
Neptune Finco Corporation	0.9%
Berry Plastics Corporation	0.8%
Ally Financial, Inc.	0.8%
Intelsat Jackson Holdings SA	0.8%
Quicken Loans, Inc.	0.7%
JBS USA, LLC	0.7%
Unitymedia Hessen GmbH & Company KG	0.7%

These securities represent 9.2% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT INCOME FUND

Stephen D. Lowe, CFA, Portfolio Manager

The Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital.

The Fund primarily invests in investment-grade corporate bonds, government bonds, asset-backed securities and mortgage-backed securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets. To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.

Major Market Sectors
(% of Net Assets)
Financials	28.3%
Energy	11.0%
Consumer Non-Cyclical	10.1%
Communications Services	9.9%
Utilities	5.7%
Consumer Cyclical	5.0%
U.S. Government and Agencies	5.0%
Mortgage-Backed Securities	4.5%
Technology	3.9%
Basic Materials	3.2%

Top 10 Holdings
(% of Net Assets)
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.8%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	0.7%
U.S. Treasury Bonds	0.5%
U.S. Treasury Notes	0.5%
U.S. Treasury Notes	0.5%
U.S. Treasury Bonds	0.5%
U.S. Treasury Notes	0.5%
U.S. Treasury Bonds	0.4%

These securities represent 7.0% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT MUNICIPAL BOND FUND

Janet I. Grangaard, CFA, Portfolio Manager

The Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation.

Municipal bonds are subject to risks including, but not limited to, credit risk and interest rate risk. Credit risk is the risk that an issuer of a bond to which the Fund is exposed may no longer be able to pay its debt. Interest rate risk means bond prices generally fall as interest rates rise, and changes by the Federal Reserve to monetary policy could affect interest rates and the value of some securities. Changes in federal income tax laws or rates may affect both the net asset value of the Fund and the taxable equivalent interest generated from securities in the Fund. Some issues may be subject to state and local taxes and/or the federal and state alternative minimum tax (AMT). Any increase in principal value may be taxable. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Investing in municipal bonds for the purpose of generating tax-exempt income may not be appropriate for investors in all income tax brackets. Please consult a tax advisor for more detailed information about your specific situation, including state/local tax treatment. These and other risks are described in the Fund’s prospectus. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets.

Major Market Sectors
(% of Net Assets)
Escrowed/Pre-refunded	19.2%
Transportation	16.6%
Health Care	13.5%
Education	11.7%
General Obligation	10.8%
Tax Revenue	7.5%
Water & Sewer	7.0%
Other Revenue	6.6%
Electric Revenue	3.7%
Housing Finance	1.6%

Top 10 States
(% of Net Assets)
Texas	11.9%
California	10.5%
Illinois	7.0%
New York	6.7%
Florida	6.7%
Ohio	5.5%
Massachusetts	4.3%
Washington	3.4%
Pennsylvania	3.3%
Colorado	3.2%

Investments in securities in these States represent 62.5% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT GOVERNMENT BOND FUND

Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

The Fund seeks total return, consistent with preservation of capital.

The Fund primarily invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. The value of the Fund is influenced by factors impacting the overall market, debt securities in particular, and the U.S. government. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. The value of U.S. government securities may be affected by changes in the credit rating of the U.S. government. Certain U.S. government securities are not backed by the full faith and credit of the U.S. government. Bond prices generally fall as interest rates rise. Inflation-linked debt securities, such as TIPS, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

Major Market Sectors
(% of Net Assets)
U.S. Government and Agencies	67.7%
Foreign Government	11.0%
Mortgage-Backed Securities	8.5%
Financials	5.0%
Asset-Backed Securities	3.7%
Commercial Mortgage-Backed Securities	1.8%
Energy	0.7%

Top 10 Holdings
(% of Net Assets)
U.S. Treasury Notes	11.0%
Federal National Mortgage Association	9.0%
U.S. Treasury Notes	6.7%
U.S. Treasury Bonds, TIPS	6.6%
Federal Home Loan Mortgage Corporation	5.1%
Federal National Mortgage Association	3.4%
U.S. Treasury Notes	3.1%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.9%
Federal National Mortgage Association	2.8%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.6%

These securities represent 53.2% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT LIMITED MATURITY BOND FUND

Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income consistent with stability of principal.

The Fund primarily invests in investment-grade debt securities. The value of the Fund is influenced by factors impacting the overall market, debt securities in particular, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment. Collateralized debt obligations are subject to additional risks. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets.

Major Market Sectors
(% of Net Assets)
Asset-Backed Securities	26.1%
Financials	19.5%
U.S. Government and Agencies	18.4%
Consumer Non-Cyclical	5.7%
Collateralized Mortgage Obligations	5.1%
Energy	4.0%
Mortgage-Backed Securities	3.5%
Commercial Mortgage-Backed Securities	2.6%
Communications Services	2.5%
Consumer Cyclical	2.4%

Top 10 Holdings
(% of Net Assets)
U.S. Treasury Notes	5.4%
U.S. Treasury Notes	2.5%
U.S. Treasury Notes, TIPS	2.1%
U.S. Treasury Bonds	1.7%
Federal National Mortgage Association	1.7%
Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through	1.4%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	1.3%
U.S. Treasury Notes	0.8%
Commercial Mortgage Trust	0.8%
U.S. Treasury Bonds, TIPS	0.8%

These securities represent 18.5% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT MONEY MARKET FUND

William D. Stouten, Portfolio Manager

The Fund seeks a high level of current income, while maintaining liquidity and a constant net asset value of $1.00 per share.

The Fund invests at least 99.5% of its total assets in government securities, cash and repurchase agreements collateralized fully by government securities or cash. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. Credit risk is the risk that an issuer of a bond to which the Fund is exposed may no longer be able to pay its debt. A weak economy, strong equity markets, or changes by the Federal Reserve to its monetary policies may cause short-term interest rates to increase and affect the Fund’s ability to maintain a stable share price. Securities issued or guaranteed by U.S. government-related organizations are not backed by the full faith and credit of the U.S. government.

Portfolio Composition
(% of Portfolio)
U.S. Government Agency Debt	86.0%
U.S. Treasury Debt	14.0%

Total	100.0%

An investment in the Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Quoted Portfolio Composition is subject to change.

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Fund, you incur, depending on the Fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 through April 28, 2017.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/2016	Ending Account Value 4/28/2017	Expenses Paid during Period 11/1/2016 - 4/28/2017*	Annualized Expense Ratio
Thrivent Aggressive Allocation Fund

Actual
Class A	$1,000	$1,135	$4.86	0.93%
Class S	$1,000	$1,137	$3.23	0.62%

Hypothetical**
Class A	$1,000	$1,020	$4.60	0.93%
Class S	$1,000	$1,021	$3.06	0.62%
Thrivent Moderately Aggressive Allocation Fund

Actual
Class A	$1,000	$1,106	$4.20	0.81%
Class S	$1,000	$1,107	$2.85	0.55%

Hypothetical**
Class A	$1,000	$1,021	$4.03	0.81%
Class S	$1,000	$1,022	$2.74	0.55%
Thrivent Moderate Allocation Fund

Actual
Class A	$1,000	$1,074	$4.09	0.80%
Class S	$1,000	$1,076	$2.71	0.53%

Hypothetical**
Class A	$1,000	$1,021	$3.99	0.80%
Class S	$1,000	$1,022	$2.64	0.53%

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

	Beginning Account Value 11/1/2016	Ending Account Value 4/28/2017	Expenses Paid during Period 11/1/2016 - 4/28/2017*	Annualized Expense Ratio
Thrivent Moderately Conservative Allocation Fund

Actual
Class A	$1,000	$1,046	$4.19	0.84%
Class S	$1,000	$1,047	$2.83	0.56%

Hypothetical**
Class A	$1,000	$1,020	$4.14	0.84%
Class S	$1,000	$1,022	$2.80	0.56%
Thrivent Balanced Income Plus Fund

Actual
Class A	$1,000	$1,059	$5.38	1.07%
Class S	$1,000	$1,061	$3.69	0.73%

Hypothetical**
Class A	$1,000	$1,019	$5.28	1.07%
Class S	$1,000	$1,021	$3.62	0.73%
Thrivent Opportunity Income Plus Fund

Actual
Class A	$1,000	$1,021	$4.46	0.90%
Class S	$1,000	$1,022	$3.31	0.67%

Hypothetical**
Class A	$1,000	$1,020	$4.46	0.90%
Class S	$1,000	$1,021	$3.31	0.67%
Thrivent Partner Emerging Markets Equity Fund

Actual
Class A	$1,000	$1,059	$8.33	1.65%
Class S	$1,000	$1,060	$6.67	1.32%

Hypothetical**
Class A	$1,000	$1,016	$8.16	1.65%
Class S	$1,000	$1,018	$6.53	1.32%
Thrivent Small Cap Stock Fund

Actual
Class A	$1,000	$1,228	$6.40	1.17%
Class S	$1,000	$1,231	$4.37	0.80%

Hypothetical**
Class A	$1,000	$1,019	$5.80	1.17%
Class S	$1,000	$1,021	$3.96	0.80%
Thrivent Mid Cap Stock Fund

Actual
Class A	$1,000	$1,181	$5.68	1.06%
Class S	$1,000	$1,184	$3.85	0.72%

Hypothetical**
Class A	$1,000	$1,019	$5.26	1.06%
Class S	$1,000	$1,021	$3.56	0.72%
Thrivent Partner Worldwide Allocation Fund

Actual
Class A	$1,000	$1,094	$7.02	1.37%
Class S	$1,000	$1,096	$5.05	0.98%

Hypothetical**
Class A	$1,000	$1,018	$6.77	1.37%
Class S	$1,000	$1,020	$4.87	0.98%
Thrivent Large Cap Stock Fund

Actual
Class A	$1,000	$1,127	$5.34	1.02%
Class S	$1,000	$1,129	$3.39	0.65%

Hypothetical**
Class A	$1,000	$1,019	$5.07	1.02%
Class S	$1,000	$1,021	$3.22	0.65%

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

	Beginning Account Value 11/1/2016	Ending Account Value 4/28/2017	Expenses Paid during Period 11/1/2016 - 4/28/2017*	Annualized Expense Ratio

Thrivent Large Cap Growth Fund

Actual
Class A	$1,000	$1,134	$6.28	1.20%
Class S	$1,000	$1,137	$4.33	0.83%
Hypothetical**
Class A	$1,000	$1,019	$5.94	1.20%
Class S	$1,000	$1,020	$4.10	0.83%
Thrivent Large Cap Value Fund

Actual
Class A	$1,000	$1,139	$4.82	0.92%
Class S	$1,000	$1,142	$2.79	0.53%
Hypothetical**
Class A	$1,000	$1,020	$4.55	0.92%
Class S	$1,000	$1,022	$2.63	0.53%
Thrivent Low Volatility Equity Fund

Actual
Class S	$1,000	$1,015	$1.95	1.20%

Hypothetical**
Class S	$1,000	$1,006	$1.95	1.20%
Thrivent High Yield Fund

Actual
Class A	$1,000	$1,050	$4.05	0.81%
Class S	$1,000	$1,051	$2.82	0.56%

Hypothetical**
Class A	$1,000	$1,021	$4.00	0.81%
Class S	$1,000	$1,022	$2.78	0.56%
Thrivent Income Fund

Actual
Class A	$1,000	$1,004	$3.78	0.77%
Class S	$1,000	$1,006	$2.20	0.45%

Hypothetical**
Class A	$1,000	$1,021	$3.81	0.77%
Class S	$1,000	$1,022	$2.22	0.45%
Thrivent Municipal Bond Fund

Actual
Class A	$1,000	$991	$3.63	0.74%
Class S	$1,000	$992	$2.47	0.51%

Hypothetical**
Class A	$1,000	$1,021	$3.68	0.74%
Class S	$1,000	$1,022	$2.51	0.51%
Thrivent Government Bond Fund

Actual
Class A	$1,000	$988	$4.14	0.85%
Class S	$1,000	$990	$3.74	0.77%

Hypothetical**
Class A	$1,000	$1,020	$4.21	0.85%
Class S	$1,000	$1,021	$3.80	0.77%
Thrivent Limited Maturity Bond Fund

Actual
Class A	$1,000	$1,007	$3.05	0.62%
Class S	$1,000	$1,008	$2.07	0.42%

Hypothetical**
Class A	$1,000	$1,021	$3.07	0.62%
Class S	$1,000	$1,022	$2.08	0.42%

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

	Beginning Account Value 11/1/2016	Ending Account Value 4/28/2017	Expenses Paid during Period 11/1/2016 - 4/28/2017*	Annualized Expense Ratio

Thrivent Money Market Fund

Actual
Class A	$1,000	$1,000	$3.04	0.62%
Class S	$1,000	$1,000	$2.61	0.53%

Hypothetical**
Class A	$1,000	$1,021	$3.07	0.62%
Class S	$1,000	$1,022	$2.64	0.53%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 179/365 to reflect the one-half year period. The Low Volatility Equity Fund expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 59/365 to reflect the inception date short period.

**	Assuming 5% annualized total return before expenses.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Shares	Common Stock (42.3%)	Value	% of Net Assets
Consumer Discretionary (6.7%)
7,700	Amazon.com, Inc.[a]	$7,122,423	0.7%
113,930	Comcast Corporation	4,464,917	0.5%
22,270	Home Depot, Inc.	3,476,347	0.4%
39,066	Nutrisystem, Inc.	2,088,078	0.2%
22,130	Walt Disney Company	2,558,228	0.3%
	Other Securities^	47,425,427	4.6%

	Total	67,135,420

Consumer Staples (1.3%)
	Other Securities^	12,540,099	1.3%

	Total	12,540,099

Energy (1.4%)
	Other Securities^	14,099,038	1.4%

	Total	14,099,038

Financials (6.6%)
149,650	Bank of America Corporation	3,492,831	0.4%
27,594	First Republic Bank	2,551,341	0.3%
170,497	SLM Corporation[a]	2,138,032	0.2%
	Other Securities^	58,142,995	5.7%

	Total	66,325,199

Health Care (5.9%)
20,750	Celgene Corporation[a]	2,574,038	0.3%
52,820	Hologic, Inc.[a]	2,384,823	0.2%
15,200	Johnson & Johnson	1,876,744	0.2%
23,032	Nevro Corporation[a]	2,170,075	0.2%
35,946	NuVasive, Inc.[a]	2,606,444	0.3%
10,079	Teleflex, Inc.	2,085,244	0.2%
	Other Securities^	45,365,607	4.5%

	Total	59,062,975

Industrials (5.7%)
39,966	AZZ, Inc.	2,359,992	0.2%
40,076	CSX Corporation	2,037,464	0.2%
13,700	Cummins, Inc.	2,067,878	0.2%
29,200	Kirby Corporation[a]	2,061,520	0.2%
39,724	Saia, Inc.[a]	1,912,711	0.2%
53,790	Southwest Airlines Company	3,024,074	0.3%
21,155	Waste Connections, Inc.	1,946,683	0.2%
	Other Securities^	42,218,051	4.2%

	Total	57,628,373

Information Technology (11.2%)
17,430	Alliance Data Systems Corporation	4,351,051	0.4%
5,140	Alphabet, Inc., Class Aa	4,752,033	0.5%
2,761	Alphabet, Inc., Class Ca	2,501,356	0.3%
28,439	Apple, Inc.	4,085,262	0.4%
26,872	Arista Networks, Inc.[a]	3,752,406	0.4%
44,460	Dolby Laboratories, Inc.	2,344,376	0.2%
28,237	DST Systems, Inc.	3,476,257	0.3%
36,400	Facebook, Inc.[a]	5,469,100	0.5%
51,780	FLIR Systems, Inc.	1,901,879	0.2%
34,733	Guidewire Software,lnc.[a]	2,135,732	0.2%
39,320	MasterCard, Inc.	4,573,702	0.5%
48,780	Microsoft Corporation	3,339,479	0.3%
64,614	PayPal Holdings, Inc.[a]	3,083,380	0.3%
29,642	Proofpoint, lnc.[a]	2,234,118	0.2%
43,040	Salesforce.com, lnc.[a]	3,706,605	0.4%
43,690	Visa, Inc.	3,985,402	0.4%
	Other Securities^	57,343,807	5.7%

	Total	113,035,945

Materials (1.5%)
	Other Securities^	14,968,919	1.5%

	Total	14,968,919

Real Estate (1.3%)
	Other Securities^	12,785,340	1.3%

	Total	12,785,340

Telecommunications Services (0.1%)
	Other Securities^	1,332,060	0.1%

	Total	1,332,060

Utilities (0.6%)
	Other Securities^	6,072,549	0.6%

	Total	6,072,549

	Total Common Stock (cost $343,136,654)	424,985,917

Shares	Registered Investment Companies (40.4%)	Value	% of Net Assets

Affiliated Equity Holdings (37.4%)
6,965,436	Thrivent Large Cap Growth Fund	70,838,487	7.0%
1,186,905	Thrivent Large Cap Stock Fund	32,129,528	3.2%
2,774,278	Thrivent Large Cap Value Fund	59,203,088	5.9%
2,406,472	Thrivent Mid Cap Stock Fund	65,672,620	6.5%
11,327,154	Thrivent Partner Worldwide Allocation Fund	117,689,132	11.7%
1,261,996	Thrivent Small Cap Stock Fund	30,830,559	3.1%

	Total	376,363,414

Affiliated Fixed Income Holdings (1.7%)
1,227,983	Thrivent High Yield Fund	5,980,277	0.6%
435,000	Thrivent Income Fund	3,975,898	0.4%
540,892	Thrivent Limited Maturity Bond Fund	6,744,928	0.7%

	Total	16,701,103

Equity Funds/ETFs (1.3%)
21,101	iShares Russell 2000 Growth Index Fund	3,475,546	0.3%
27,572	SPDR S&P 500 ETF Trust	6,564,342	0.7%
	Other Securities^	3,331,075	0.3%

	Total	13,370,963

	Total Registered Investment Companies (cost $302,481,244)	406,435,480

Principal Amount	Long-Term Fixed Income (3.4%)	Value	% of Net Assets

Collateralized Mortgage Obligations (<0.1%)
	Other Securities^	222,699	<0.1%

	Total	222,699

Mortgage-Backed Securities (1.5%)
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
$2,000,000	3.000%, 5/1/2047[b]	1,998,125	0.2%
5,500,000	3.500%, 5/1/2047[b]	5,655,547	0.6%

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Long-Term Fixed Income (3.4%)	Value	% of Net Assets
Mortgage-Backed Securities (1.5%) - continued
$3,800,000	4.000%, 5/1/2047[b]	$4,002,172	0.4%
1,225,000	4.500%, 5/1/2047[b]	1,318,023	0.1%
	Other Securities^	2,061,330	0.2%

	Total	15,035,197

U.S. Government and Agencies (1.9%)
	U.S. Treasury Bonds
1,916,000	2.500% - 3.625%, 2/15/2044 - 5/15/2046	2,099,436	0.2%
	U.S. Treasury Bonds, TIPS
2,049,780	0.625%, 1/15/2026	2,097,523	0.2%
	U.S. Treasury Notes
3,120,000	0.750%, 2/15/2019	3,092,335	0.3%
2,700,000	1.125%, 8/31/2021	2,630,497	0.3%
3,600,000	1.625%, 10/31/2023	3,507,610	0.3%
3,000,000	2.250%, 11/15/2024	3,019,686	0.3%
2,534,000	0.875% - 2.125%, 3/31/2018 - 11/15/2026	2,519,643	0.3%

	Total	18,966,730

	Total Long-Term Fixed Income (cost $34,120,206)	34,224,626

Shares	Preferred Stock (<0.1%)	Value	% of Net Assets

Consumer Staples (<0.1%)
	Other Securities^	52,793	<0.1%

	Total	52,793

	Total Preferred Stock (cost $50,357)	52,793

Shares or Principal Amount	Short-Term Investments (15.2%)[c]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
4,300,000	0.775%, 6/9/2017[d]	4,296,319	0.4%
5,400,000	0.795%, 6/13/2017[d]	5,394,902	0.6%
5,400,000	0.840%, 7/19/2017[d]	5,390,048	0.5%
900,000	0.760% - 0.815%, 5/3/2017 - 7/14/2017[d]	898,912	0.1%
	Thrivent Core Short-Term Reserve Fund
13,721,243	1.120%	137,212,431	13.6%

	Total Short-Term Investments (cost $153,191,954)	153,192,612

	Total Investments (cost $832,980,415) 101.3%	$1,018,891,428

	Other Assets and Liabilities, Net (1.3%)	(13,113,487)

	Total Net Assets 100.0%	$1,005,777,941

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b	Denotes investments purchased on a when-issued or delayed delivery basis.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ETF	-	Exchange Traded Fund
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$188,435,380
Gross unrealized depreciation	(8,477,687)

Net unrealized appreciation (depreciation)	$179,957,693

Cost for federal income tax purposes	$838,933,735

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 28, 2017, in valuing Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary^	67,135,420	65,981,061	1,154,359	0
Consumer Staples	12,540,099	12,069,691	470,408	–
Energy	14,099,038	13,259,492	839,546	–
Financials	66,325,199	64,469,019	1,856,180	–
Health Care	59,062,975	58,522,781	540,194	–
Industrials	57,628,373	55,962,584	1,665,572	217
Information Technology^	113,035,945	112,665,559	370,386	0
Materials	14,968,919	13,809,861	1,159,057	1
Real Estate	12,785,340	12,509,709	275,631	–
Telecommunications Services	1,332,060	985,403	346,657	–
Utilities	6,072,549	5,743,201	329,348	–

Registered Investment Companies
Affiliated Equity Holdings	376,363,414	376,363,414	–	–
Affiliated Fixed Income Holdings	16,701,103	16,701,103	–	–
Equity Funds/ETFs	13,370,963	13,370,963	–	–

Long-Term Fixed Income
Collateralized Mortgage Obligations	222,699	–	222,699	–
Mortgage-Backed Securities	15,035,197	–	15,035,197	–
U.S. Government and Agencies	18,966,730	–	18,966,730	–
Preferred Stock
Consumer Staples	52,793	–	52,793	–
Short-Term Investments	15,980,181	–	15,980,181	–

Subtotal Investments in Securities	$881,678,997	$822,413,841	$59,264,938	$218

Other Investments *	Total

Short-Term Investments	137,212,431

Subtotal Other Investments	$137,212,431

Total Investments at Value	$1,018,891,428

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	5,775,772	5,775,772	–	–

Total Asset Derivatives	$5,775,772	$5,775,772	$-	$-

Liability Derivatives
Futures Contracts	1,156,302	1,156,302	–	–

Total Liability Derivatives	$1,156,302	$1,156,302	$-	$-

There were no significant transfers between Levels during the period ended April 28, 2017. Transfers between Levels are identified as of the end of the period.

^	Level 3 security in this section is fair valued at <$1.

The following table presents Aggressive Allocation Fund’s futures contracts held as of April 28, 2017. Investments and/or cash totaling $14,281,786 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/ (Loss)
CBOT 10-Yr. U.S. Treasury Note	(46)	June 2017	($5,738,181)	($5,783,063)	($44,882)
CBOT 2-Yr. U.S. Treasury Note	(14)	July 2017	(3,030,082)	(3,032,531)	(2,449)
CBOT 5-Yr. U.S. Treasury Note	50	July 2017	5,888,827	5,920,312	31,485
CME E-mini S&P Mid-Cap 400 Index	(721)	June 2017	(123,624,029)	(124,733,000)	(1,108,971)
CME S&P 500 Index	261	June 2017	154,815,995	155,327,625	511,630
CME Ultra Long Term U.S. Treasury Bond	13	June 2017	2,078,215	2,118,188	39,973
ICE mini MSCI EAFE Index	1,504	June 2017	132,150,721	137,149,760	4,999,039
NYBOT NYF mini Russell 2000 Index	(517)	June 2017	(36,342,285)	(36,148,640)	193,645
Total Futures Contracts					$4,619,470

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 28, 2017, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$71,458
Total Interest Rate Contracts		71,458

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	5,704,314
Total Equity Contracts		5,704,314

Total Asset Derivatives		$5,775,772

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	47,331
Total Interest Rate Contracts		47,331

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,108,971
Total Equity Contracts		1,108,971

Total Liability Derivatives		$1,156,302

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 28, 2017, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(113,627)

Total Interest Rate Contracts		(113,627)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	336,262

Total Equity Contracts		336,262

Total		$222,635

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 28, 2017, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	62,785

Total Interest Rate Contracts		62,785

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	5,484,775

Total Equity Contracts		5,484,775

Total		$5,547,560

The following table presents Aggressive Allocation Fund’s average volume of derivative activity during the period ended April 28, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$308,920,140	32.8%
Interest Rate Contracts	15,157,846	1.6

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2016	Gross Purchases	Gross Sales	Shares Held at April 28, 2017	Value April 28, 2017	Income Earned November 1, 2016 - April 28, 2017
Small Cap Stock	$25,055,081	$1,164,790	$-	1,261,996	$30,830,559	$124,702
Mid Cap Stock	55,489,646	2,465,320	-	2,406,472	65,672,620	233,873
Partner Worldwide Allocation	107,407,399	2,488,954	-	11,327,154	117,689,132	2,488,954
Large Cap Growth	62,284,289	339,827	-	6,965,436	70,838,487	-
Large Cap Value	51,848,520	2,585,951	-	2,774,278	59,203,088	859,602
Large Cap Stock	28,452,647	1,243,958	-	1,186,905	32,129,528	443,746
High Yield	5,690,392	156,519	-	1,227,983	5,980,277	159,553
Income	3,950,783	71,340	-	435,000	3,975,898	65,563
Limited Maturity Bond	6,689,559	60,575	-	540,892	6,744,928	60,459
Cash Management Trust- Collateral Investment	—	1,210,700	1,210,700	-	-	850
Core Short-Term Reserve	74,293,277	121,271,786	58,352,632	13,721,243	137,212,431	473,494
Total Value and Income Earned	$421,161,593				$530,276,948	$4,910,796

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Bank Loans (0.9%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$1,529,623	0.1%

	Total	1,529,623

Capital Goods (0.1%)
	Other Securities^	1,523,696	0.1%

	Total	1,523,696

Communications Services (0.2%)
	Other Securities^	5,437,337	0.2%

	Total	5,437,337

Consumer Cyclical (0.1%)
	Other Securities^	2,766,987	0.1%

	Total	2,766,987

Consumer Non-Cyclical (0.1%)
	Other Securities^	2,936,693	0.1%

	Total	2,936,693

Energy (0.1%)
	Other Securities^	1,171,271	0.1%

	Total	1,171,271

Financials (0.1%)
	Other Securities^	1,631,022	0.1%

	Total	1,631,022

Technology (0.1%)
	Other Securities^	2,274,312	0.1%

	Total	2,274,312

Transportation (<0.1%)
	Other Securities^	908,523	<0.1%

	Total	908,523

Utilities (<0.1%)
	Other Securities^	664,632	<0.1%

	Total	664,632

	Total Bank Loans (cost $20,955,918)	20,844,096

Shares	Registered Investment Companies (44.9%)	Value	% of Net Assets
Affiliated Equity Holdings (38.6%)
15,496,629	Thrivent Large Cap Growth Fund	157,600,716	6.9%
4,23 5,748	Thrivent Large Cap Stock Fund	114,661,698	5.1%
9,066,625	Thrivent Large Cap Value Fund	193,481,784	8.5%
5,2 87,742	Thrivent Mid Cap Stock Fund	144,302,478	6.3%
21,804,906	Thrivent Partner Worldwide Allocation Fund	226,552,972	10.0%
1,689,533	Thrivent Small Cap Stock Fund	41,275,296	1.8%

	Total	877,874,944

Affiliated Fixed Income Holdings (5.0%)
4,146,856	Thrivent High Yield Fund	20,195,186	0.9%
6,535,691	Thrivent Income Fund	59,736,214	2.6%
2,792,271	Thrivent Limited Maturity Bond Fund	34,819,614	1.5%

	Total	114,751,014

Equity Funds/ETFs (0.8%)
20,549	iShares Russell 2000 Growth Index Fund	3,384,626	0.2%
48,259	SPDR S&P 500 ETF Trust	$11,489,503	0.5%
	Other Securities^	3,801,357	0.1%

	Total	18,675,486

Fixed Income Funds/ETFs (0.5%)
39,545	iShares iBoxx $ Investment
	Grade Corporate Bond ETF	4,705,460	0.2%
54,700	Vanguard Short-Term Corporate
	Bond ETF	4,371,624	0.2%
	Other Securities^	1,369,290	0.1%

	Total	10,446,374

	Total Registered Investment Companies (cost $781,662,847)	1,021,747,818

Shares	Common Stock (27.8%)	Value	% of Net Assets
Consumer Discretionary (3.8%)
5,890	Amazon.com, Inc.[a]	5,448,191	0.3%
152,040	Comcast Corporation	5,958,448	0.3%
21,480	Home Depot, Inc.	3,353,028	0.2%
36,250	Lowe’s Companies, Inc.	3,076,900	0.1%
	Other Securities^	69,397,221	2.9%

	Total	87,233,788

Consumer Staples (0.9%)
	Other Securities^	20,434,954	0.9%

	Total	20,434,954

Energy (1.1%)
	Other Securities^	24,181,115	1.1%

	Total	24,181,115

Financials (5.4%)
236,030	Bank of America Corporation	5,508,940	0.3%
18,020	Berkshire Hathaway, Inc.[a]	2,977,084	0.1%
66,570	Citigroup, Inc.	3,935,618	0.2%
35,990	First Republic Bank	3,327,635	0.2%
17,676	SVB Financial Group[a]	3,109,915	0.2%
	Other Securities^	104,595,930	4.4%

	Total	123,455,122

Health Care (3.4%)
24,230	Johnson & Johnson	2,991,678	0.1%
39,526	NuVasive, Inc.[a]	2,866,030	0.1%
97,100	Pfizer, Inc.	3,293,632	0.2%
17,121	UnitedHealth Group, Inc.	2,994,120	0.1%
	Other Securities^	63,995,900	2.9%

	Total	76,141,360

Industrials (3.9%)
47,833	AZZ, Inc.	2,824,539	0.1%
69,751	Southwest Airlines Company	3,921,401	0.2%
	Other Securities^	82,877,019	3.6%

	Total	89,622,959

Information Technology (6.2%)
17,760	Alliance Data Systems
	Corporation	4,433,429	0.2%
4,542	Alphabet, Inc., Class Aa	4,199,170	0.2%
27,474	Apple, Inc.	3,946,640	0.2%
30,623	Arista Networks, Inc.[a]	4,276,196	0.2%
120,630	Cisco Systems, Inc.	4,109,864	0.2%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Shares	Common Stock (27.8%)	Value	% of Net Assets
Information Technology (6.2%) - continued
50,890	Dolby Laboratories, Inc.	$2,683,430	0.1%
36,195	DST Systems, Inc.	4,455,966	0.2%
27,830	Facebook, Inc.[a]	4,181,457	0.2%
103,530	FLIR Systems, Inc.	3,802,657	0.2%
39,750	MasterCard, Inc.	4,623,720	0.2%
58,770	Microsoft Corporation	4,023,394	0.2%
72,440	Oracle Corporation	3,256,902	0.1%
40,190	Salesforce.com, Inc.[a]	3,461,162	0.2%
33,430	Visa, Inc.	3,049,485	0.1%
	Other Securities^	85,583,950	3.7%

	Total	140,087,422

Materials (1.2%)
	Other Securities^	28,170,146	1.2%

	Total	28,170,146

Real Estate (1.2%)
	Other Securities^	26,599,209	1.2%

	Total	26,599,209

Telecommunications Services (0.1%)
	Other Securities^	2,632,834	0.1%

	Total	2,632,834

Utilities (0.6%)
83,456	OGE Energy Corporation	2,902,600	0.1%
	Other Securities^	10,390,117	0.5%

	Total	13,292,717

	Total Common Stock (cost $521,815,760)	631,851,626

Principal Amount	Long-Term Fixed Income (14.9%)	Value	% of Net Assets
Asset-Backed Securities (1.0%)
	Other Securities^	22,009,824	1.0%

	Total	22,009,824

Basic Materials (0.2%)
	Other Securities^	3,745,961	0.2%

	Total	3,745,961

Capital Goods (0.3%)
	Other Securities^	5,713,411	0.3%

	Total	5,713,411

Collateralized Mortgage Obligations (0.3%)
	Federal Home Loan Mortgage Corporation
$1,179,189	3.000% - 4.000%,
	7/15/2031 - 2/15/2033,
	Ser. 4170, Class IGb	134,976	<0.1%
	Federal National Mortgage Association
767,621	3.500%, 1/25/2033, Ser.
	2012-150, Class YIb	101,529	<0.1%
	Other Securities^	8,508,535	0.3%

	Total	8,745,040

Commercial Mortgage-Backed Securities (0.5%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
$4,447,225	2.776% - 3.430%,
	3/25/2023 -1/25/2027,
	Ser. K061, Class A2	$4,619,219	0.3%
	Federal National Mortgage Association—ACES
1,670,328	2.416% - 2.784%,
	9/25/2026 - 2/25/2027,
	Ser. 2017-M1, Class Al	1,649,287	<0.1%
	Federal National Mortgage Association Grantor Trust
925,000	2.898%, 6/25/2027, Ser.
	2017-T1, Class A	917,309	<0.1%
	Other Securities^	4,452,080	0.2%

	Total	11,637,895

Communications Services (0.5%)
	Other Securities^	11,662,334	0.5%

	Total	11,662,334

Consumer Cyclical (0.3%)
	Other Securities^	7,644,595	0.3%

	Total	7,644,595

Consumer Non-Cyclical (0.5%)
	Other Securities^	12,182,506	0.5%

	Total	12,182,506

Energy (0.5%)
	Other Securities^	11,550,341	0.5%

	Total	11,550,341

Financials (1.2%)
	Other Securities^	27,886,139	1.2%

	Total	27,886,139

Foreign Government (<0.1%)
	Other Securities^	1,073,722	<0.1%

	Total	1,073,722

Mortgage-Backed Securities (4.9%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
9,050,000	3.000%, 5/1/2032[c]	9,313,369	0.4%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
7,275,000	4.000%, 5/1/2047[c]	7,658,074	0.3%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
15,400,000	3.000%, 5/1/2047[c]	15,385,562	0.7%
43,100,000	3.500%, 5/1/2047[c]	44,318,920	2.0%
25,775,000	4.000%, 5/1/2047[c]	27,146,310	1.2%
6,815,000	4.500%, 5/1/2047[c]	7,332,514	0.3%
772,056	1.743% - 2.052%,
	7/l/2043 - 8/l/2043[d]	790,902	<0.1%

	Total	111,945,651

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Long-Term Fixed Income (14.9%)	Value	% of Net Assets
Technology (0.3%)
	Other Securities^	$5,675,957	0.3%

	Total	5,675,957

Transportation (0.1%)
	Other Securities^	1,533,889	0.1%

	Total	1,533,889

U.S. Government and Agencies (3.9%)
	U.S. Treasury Bonds
6,780,000	3.000%, 5/15/2042	6,868,459	0.3%
6,700,000	3.625%, 2/15/2044	7,562,102	0.3%
5,853,000	2.500% - 5.250%,
	11/15/2028 - 11/15/2046	6,028,260	0.2%
	U.S. Treasury Bonds, TIPS
14,876,064	0.125%, 1/15/2023	14,908,613	0.7%
12,196,191	0.625%, 1/15/2026	12,480,265	0.5%
	U.S. Treasury Notes
2,840,000	1.500%, 10/31/2019	2,849,985	0.1%
5,000,000	1.375%, 9/30/2020	4,968,165	0.2%
8,634,000	1.125%, 8/31/2021	8,411,744	0.4%
8,700,000	1.625%, 10/31/2023	8,476,723	0.4%
6,372,000	2.000%, 11/15/2026	6,217,925	0.3%
10,488,000	0.750% -1.875%,
	2/15/2019 - 9/30/2023	10,359,145	0.5%

	Total	89,131,386

Utilities (0.4%)
	Other Securities^	7,999,210	0.4%

	Total	7,999,210

	Total Long-Term Fixed Income (cost $336,157,251)	340,137,861

Shares	Preferred Stock (<0.1%)	Value	% of Net Assets
Consumer Staples (0.1%)
	Other Securities^	85,992	<0.1%

	Total	85,992

Energy (0.1%)
	Other Securities^	20,304	<0.1%

	Total	20,304

	Total Preferred Stock (cost $83,250)	106,296

Shares	Collateral Held for Securities Loaned (0.1%)	Value	% of Net Assets
1,674,858	Thrivent Cash Management Trust	1,674,858	0.1%

	Total Collateral Held for Securities Loaned (cost $1,674,858)	1,674,858

Shares or Principal Amount	Short-Term Investments (16.3%)[e]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
7,600,000	0.860%, 7/26/2017[f]	7,584,747	0.4%
	U.S. Treasury Bills
100,000	0.743%, 7/6/2017	99,890	<0.1%
	U.S. Treasury Bonds
500,000	0.695% , 5/18/2017[g]	499,817	<0.1%

Shares or Principal Amount	Short-Term Investments (16.3%)[e]	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
35,700,661	1.120%	357,006,612	15.7%
	Other Securities^	4,745,940	0.2%

	Total Short-Term Investments (cost $369,936,031)	369,937,004

	Total Investments (cost $2,032,285,915) 104.9%	$2,386,299,559

	Other Assets and Liabilities, Net (4.9%)	(112,346,983)

	Total Net Assets 100.0%	$2,273,952,576

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 28, 2017.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
f	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
g	All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Moderately Aggressive Allocation Fund held restricted securities as of April 28, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of April 28, 2017, the value of these investments was $12,580,318 or 0.6% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive Allocation Fund as of April 28, 2017:

Securities Lending Transactions

Taxable Debt Security	$1,619,857
Total lending	$1,619,857
Gross amount payable upon return of collateral for securities loaned	$1,674,858

Net amounts due to counterparty	$55,001

Definitions:

ACES	- Alternative Credit Enhancement Securities
ETF	- Exchange Traded Fund
Ser.	- Series
SPDR	- S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	- Treasury Inflation Protected Security

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$354,643,278
Gross unrealized depreciation	(15,070,374)

Net unrealized appreciation (depreciation)	$339,572,904

Cost for federal income tax purposes	$2,046,726,655

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 28, 2017, in valuing Moderately Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	1,529,623	–	1,529,623	–
Capital Goods	1,523,696	–	1,523,696	–
Communications Services	5,437,337	–	5,437,337	–
Consumer Cyclical	2,766,987	–	2,766,987	–
Consumer Non-Cyclical	2,936,693	–	2,936,693	–
Energy	1,171,271	–	1,171,271	–
Financials	1,631,022	–	1,631,022	–
Technology	2,274,312	–	2,274,312	–
Transportation	908,523	–	221,278	687,245
Utilities	664,632	–	664,632	–

Registered Investment Companies
Affiliated Equity Holdings	877,874,944	877,874,944	–	–
Affiliated Fixed Income Holdings	114,751,014	114,751,014	–	–
Equity Funds/ETFs	18,675,486	18,675,486	–	–
Fixed Income Funds/ETFs	10,446,374	10,446,374	–	–

Common Stock
Consumer Discretionary^	87,233,788	85,347,909	1,885,879	0
Consumer Staples	20,434,954	19,663,070	771,884	–
Energy	24,181,115	22,813,214	1,367,901	–
Financials	123,455,122	120,439,898	3,015,224	–
Health Care	76,141,360	75,260,842	880,518	–
Industrials	89,622,959	86,921,674	2,700,931	354
Information Technology^	140,087,422	139,489,669	597,753	0
Materials	28,170,146	26,281,852	1,888,292	2
Real Estate	26,599,209	26,119,845	479,364	–
Telecommunications Services	2,632,834	2,070,000	562,834	–
Utilities	13,292,717	12,758,412	534,305	–

Long-Term Fixed Income
Asset-Backed Securities	22,009,824	–	20,659,824	1,350,000
Basic Materials	3,745,961	–	3,745,961	–
Capital Goods	5,713,411	–	5,713,411	–
Collateralized Mortgage Obligations	8,745,040	–	8,745,040	–
Commercial Mortgage-Backed Securities	11,637,895	–	11,637,895	–
Communications Services	11,662,334	–	11,662,334	–
Consumer Cyclical	7,644,595	–	7,644,595	–
Consumer Non-Cyclical	12,182,506	–	12,182,506	–
Energy	11,550,341	–	11,550,341	–
Financials	27,886,139	–	27,886,139	–
Foreign Government	1,073,722	–	1,073,722	–
Mortgage-Backed Securities	111,945,651	–	111,945,651	–
Technology	5,675,957	–	5,675,957	–
Transportation	1,533,889	–	1,533,889	–
U.S. Government and Agencies	89,131,386	–	89,131,386	–
Utilities	7,999,210	–	7,999,210	–

Preferred Stock
Consumer Staples	85,992	–	85,992	–
Energy	20,304	–	20,304	–
Short-Term Investments	12,930,392	–	12,930,392	–

Subtotal Investments in Securities	$2,027,618,089	$1,638,914,203	$386,666,285	$2,037,601

Other Investments *	Total
Short-Term Investments	357,006,612
Collateral Held for Securities Loaned	1,674,858

Subtotal Other Investments	$358,681,470

Total Investments at Value	$2,386,299,559

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	6,558,330	6,558,330	–	–

Total Asset Derivatives	$6,558,330	$6,558,330	$–	$–

Liability Derivatives
Futures Contracts	1,521,360	1,521,360	–	–
Credit Default Swaps	258,468	–	258,468	–

Total Liability Derivatives	$1,779,828	$1,521,360	$258,468	$–

There were no significant transfers between Levels during the period ended April 28, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Moderately Aggressive Allocation Fund’s futures contracts held as of April 28, 2017. Investments and/or cash totaling $11,780,890 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	(113)	June 2017	($14,192,631)	($14,206,219)	($13,588)
CBOT 5-Yr. U.S. Treasury Note	297	July 2017	34,979,632	35,166,656	187,024
CBOT U.S. Long Bond	79	June 2017	11,856,429	12,084,531	228,102
CME E-mini S&P Mid-Cap 400 Index	(1,082)	June 2017	(185,730,745)	(187,186,000)	(1,455,255)
CME S&P 500 Index	465	June 2017	275,947,764	276,733,125	785,361
CME Ultra Long Term U.S. Treasury Bond	(17)	June 2017	(2,717,420)	(2,769,937)	(52,517)
ICE mini MSCI EAFE Index	2,275	June 2017	202,797,223	207,457,249	4,660,026
NYBOT NYF mini Russell 2000 Index	(1,708)	June 2017	(120,121,177)	(119,423,360)	697,817
Total Futures Contracts					$5,036,970

The following table presents Moderately Aggressive Allocation Fund’s swaps contracts held as of April 28, 2017. Investments totaling $499,841 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/(Loss)
CDX HY 27, 5 Year, at 5.00%: Morgan Stanley and Co.	Buy	12/20/2021	$10,890,000	($258,468)	($258,468)
Total Credit Default Swaps				($258,468)	($258,468)

[1]

As the buyer of protection, Moderately Aggressive Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately Aggressive Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

[2]	The maximum potential amount of future payments Moderately Aggressive Allocation Fund could be required to make as the seller or receive as the buyer of protection.
[3]

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 28, 2017, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$415,126
Total Interest Rate Contracts		415,126

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	6,143,204
Total Equity Contracts		6,143,204
Total Asset Derivatives		$6,558,330
Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	66,105
Total Interest Rate Contracts		66,105

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,455,255
Total Equity Contracts		1,455,255

Credit Contracts
Credit Default Swaps	Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	258,468
Total Credit Contracts		258,468
Total Liability Derivatives		$1,779,828

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 28, 2017, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	414,838
Total Interest Rate Contracts		414,838

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,600,185
Total Equity Contracts		2,600,185

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(36,456)
Total Credit Contracts		(36,456)
Total		$2,978,567

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 28, 2017, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	7,012
Total Interest Rate Contracts		7,012

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	6,946,996
Total Equity Contracts		6,946,996

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(258,468)
Total Credit Contracts		(258,468)
Total		$6,695,540

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

The following table presents Moderately Aggressive Allocation Fund’s average volume of derivative activity during the period ended April 28, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Equity Contracts	$427,231,261	19.9%	N/A	N/A
Interest Rate Contracts	54,829,899	2.6	N/A	N/A
Credit Contracts	N/A	N/A	$458,344	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2016	Gross Purchases	Gross Sales	Shares Held at April 28, 2017	Value April 28, 2017	Income Earned November 1, 2016 - April 28, 2017
Small Cap Stock	$33,543,209	$1,559,397	$ –	1,689,533	$41,275,296	$166,948
Mid Cap Stock	121,927,424	5,417,048	–	5,287,742	144,302,478	513,889
Partner Worldwide Allocation	206,760,515	4,791,265	–	21,804,906	226,552,972	4,791,265
Large Cap Growth	138,569,427	756,043	–	15,496,629	157,600,716	–
Large Cap Value	169,446,299	8,451,155	–	9,066,625	193,481,784	2,809,269
Large Cap Stock	101,539,892	4,439,354	–	4,235,748	114,661,698	1,583,610
High Yield	19,216,252	528,558	–	4,146,856	20,195,186	538,767
Income	59,358,880	1,071,856	–	6,535,691	59,736,214	985,150
Limited Maturity Bond	34,533,782	312,709	–	2,792,271	34,819,614	312,057
Cash Management Trust-Collateral Investment	2,585,839	25,195,860	26,106,841	1,674,858	1,674,858	15,162
Core Short-Term Reserve	231,631,678	253,249,249	127,874,315	35,700,661	357,006,612	1,377,999
Total Value and Income Earned	$1,119,113,197				$1,351,307,428	$13,094,116

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Bank Loans (1.8%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$2,589,745	0.1%

	Total	2,589,745

Capital Goods (0.1%)
	Other Securities^	2,541,042	0.1%

	Total	2,541,042

Communications Services (0.5%)
	Other Securities^	9,390,420	0.5%

	Total	9,390,420

Consumer Cyclical (0.3%)
	Other Securities^	4,949,385	0.3%

	Total	4,949,385

Consumer Non-Cyclical (0.2%)
	Other Securities^	4,668,398	0.2%

	Total	4,668,398

Energy (0.1%)
	Other Securities^	2,078,789	0.1%

	Total	2,078,789

Financials (0.1%)
	Other Securities^	2,771,320	0.1%

	Total	2,771,320

Technology (0.2%)
	Other Securities^	3,912,500	0.2%

	Total	3,912,500

Transportation (0.1%)
	Other Securities^	1,454,710	0.1%

	Total	1,454,710

Utilities (0.1%)
	Other Securities^	1,170,099	0.1%

	Total	1,170,099

	Total Bank Loans (cost $35,715,886)	35,526,408

Shares	Registered Investment Companies (39.2%)	Value	% of Net Assets
Affiliated Equity Holdings (28.0%)
12,198,433	Thrivent Large Cap Growth Fund	124,058,059	6.0%
1,656,712	Thrivent Large Cap Stock Fund	44,847,182	2.2%
7,718,917	Thrivent Large Cap Value Fund	164,721,696	8.0%
3,445,235	Thrivent Mid Cap Stock Fund	94,020,450	4.6%
11,690,111	Thrivent Partner Worldwide Allocation Fund	121,460,249	5.9%
1,108,903	Thrivent Small Cap Stock Fund	27,090,511	1.3%

	Total	576,198,147

Affiliated Fixed Income Holdings (10.0%)
7,254,883	Thrivent High Yield Fund	35,331,278	1.7%
11,813,272	Thrivent Income Fund	107,973,310	5.3%
5,011,877	Thrivent Limited Maturity Bond Fund	62,498,103	3.0%

	Total	205,802,691

Equity Funds/ETFs (0.6%)
34,485	SPDR S&P 500 ETF Trust	8,210,189	0.4%
	Other Securities^	3,214,663	0.2%

	Total	11,424,852

Fixed Income Funds/ETFs (0.6%)
22,800	iShares iBoxx $ Investment Grade Corporate Bond ETF	2,712,972	0.1%
73,600	Vanguard Short-Term Corporate Bond ETF	5,882,112	0.3%
	Other Securities^	3,024,996	0.2%

	Total	11,620,080

	Total Registered Investment Companies (cost $601,802,168)	805,045,770

Principal Amount	Long-Term Fixed Income (28.7%)	Value	% of Net Assets
Asset-Backed Securities (1.6%)
	Other Securities^	32,046,063	1.6%

	Total	32,046,063

Basic Materials (0.3%)
	Other Securities^	6,239,228	0.3%

	Total	6,239,228

Capital Goods (0.5%)
	Other Securities^	9,698,313	0.5%

	Total	9,698,313

Collateralized Mortgage Obligations (0.7%)
	Federal Home Loan Mortgage Corporation
$2,258,558	3.000% - 4.000%, 7/15/2031 - 2/15/2033, Ser. 4170, Class IGa	259,220	<0.1%
	Federal National Mortgage Association
1,705,823	3.500%, 1/25/2033, Ser. 2012-150, Class YIa	225,619	<0.1%
	Other Securities^	14,879,190	0.7%

	Total	15,364,029

Commercial Mortgage-Backed Securities (1.0%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
2,450,000	3.002%, 1/25/2024, Ser. K725, Class A2	2,525,208	0.1%
2,350,000	3.430%, 1/25/2027, Ser. K063, Class A2	2,466,554	0.1%
2,745,243	2.776% - 3.347%, 3/25/2023 - 11/25/2026, Ser. K724, Class A1	2,845,353	0.2%
	Federal National Mortgage Association - ACES
2,867,058	2.416% - 2.784%, 9/25/2026 - 2/25/2027, Ser. 2017-M2, Class A2	2,831,328	0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Long-Term Fixed Income (28.7%)	Value	% of Net Assets
Commercial Mortgage-Backed Securities (1.0%) - continued
	Federal National Mortgage Association Grantor Trust
$1,575,000	2.898%, 6/25/2027, Ser. 2017-T1, Class A	$1,561,905	0.1%
	Other Securities^	7,927,617	0.4%

	Total	20,157,965

Communications Services (1.0%)
	Other Securities^	20,850,630	1.0%

	Total	20,850,630

Consumer Cyclical (0.6%)
	Other Securities^	13,215,436	0.6%

	Total	13,215,436

Consumer Non-Cyclical (1.1%)
	Other Securities^	22,065,039	1.1%

	Total	22,065,039

Energy (1.0%)
	Other Securities^	20,375,712	1.0%

	Total	20,375,712

Financials (2.5%)
	Other Securities^	50,393,835	2.5%

	Total	50,393,835

Foreign Government (0.1%)
	Other Securities^	2,034,070	0.1%

	Total	2,034,070

Mortgage-Backed Securities (9.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
14,837,500	3.000%, 5/1/2032[b]	15,269,295	0.7%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
13,662,500	4.000%, 5/1/2047[b]	14,381,915	0.7%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
24,950,000	3.000%, 5/1/2047[b]	24,926,609	1.2%
71,450,000	3.500%, 5/1/2047[b]	73,470,692	3.6%
46,500,000	4.000%, 5/1/2047[b]	48,973,944	2.4%
10,509,000	4.500%, 5/1/2047[b]	11,307,027	0.6%
2,435,474	1.743% - 2.052%, 7/1/2043 - 8/1/2043[c]	2,495,105	0.1%

	Total	190,824,587

Technology (0.5%)
	Other Securities^	10,774,940	0.5%

	Total	10,774,940

Transportation (0.1%)
	Other Securities^	3,055,974	0.1%

	Total	3,055,974

U.S. Government and Agencies (7.7%)
	U.S. Treasury Bonds
6,720,000	3.625%, 2/15/2044	7,584,676	0.4%
6,056,000	2.500%, 5/15/2046	5,499,133	0.3%
4,035,000	2.875% - 5.250%, 11/15/2028 -11/15/2046	4,473,554	0.2%
	U.S. Treasury Bonds, TIPS
7,279,776	0.125%, 1/15/2023	7,295,704	0.4%
6,046,851	0.625%, 1/15/2026	6,187,694	0.3%
	U.S. Treasury Notes
8,575,000	0.875%, 3/31/2018	8,555,569	0.4%
7,770,000	1.000%, 11/30/2018	7,742,681	0.4%
4,010,000	0.750%, 2/15/2019	3,974,443	0.2%
3,900,000	1.000%, 10/15/2019	3,867,248	0.2%
18,710,000	1.500%, 10/31/2019[d]	18,775,784	0.9%
24,000,000	1.375%, 9/30/2020	23,847,192	1.2%
5,053,000	1.125%, 8/31/2021	4,922,926	0.2%
4,100,000	1.875%, 2/28/2022	4,114,256	0.2%
19,000,000	2.125%, 6/30/2022	19,247,893	0.9%
10,800,000	1.625%, 10/31/2023	10,522,829	0.5%
5,400,000	2.250%, 11/15/2024	5,435,435	0.3%
11,194,000	2.000%, 11/15/2026	10,923,329	0.5%
4,669,000	1.375% - 2.125%, 5/31/2021-9/30/2023	4,628,496	0.2%

	Total	157,598,842

Utilities (0.7%)
	Other Securities^	14,174,279	0.7%

	Total	14,174,279

	Total Long-Term Fixed Income (cost $583,674,960)	588,868,942

Shares	Common Stock (21.6%)	Value	% of Net Assets

Consumer Discretionary (2.9%)
2,850	Amazon.com, Inc.[e]	2,636,221	0.1%
129,450	Comcast Corporation	5,073,145	0.3%
38,110	Lowe’s Companies, Inc.	3,234,777	0.2%
	Other Securities^	48,039,580	2.3%

	Total	58,983,723

Consumer Staples (0.8%)
	Other Securities^	15,699,852	0.8%

	Total	15,699,852

Energy (0.9%)
	Other Securities^	19,299,345	0.9%

	Total	19,299,345

Financials (4.6%)
220,160	Bank of America Corporation	5,138,534	0.3%
16,160	Berkshire Hathaway, Inc.[e]	2,669,794	0.1%
72,240	Citigroup, Inc.	4,270,829	0.2%
13,572	SVB Financial Group[e]	2,387,858	0.1%
	Other Securities^	79,033,204	3.9%

	Total	93,500,219

Health Care (2.5%)
21,720	Johnson & Johnson	2,681,768	0.1%
97,720	Pfizer, Inc.	3,314,662	0.2%
16,901	UnitedHealth Group, Inc.	2,955,647	0.2%
	Other Securities^	42,447,452	2.0%

	Total	51,399,529

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Shares	Common Stock (21.6%)	Value	% of Net Assets
Industrials (3.0%)
81,960	General Electric Company	$2,376,020	0.1%
43,915	Southwest Airlines Company	2,468,901	0.1%
	Other Securities^	55,717,750	2.8%

	Total	60,562,671

Information Technology (4.4%)
10,030	Alliance Data Systems Corporation	2,503,789	0.1%
2,709	Alphabet, Inc., Class Ae	2,504,525	0.1%
18,624	Apple, Inc.	2,675,338	0.1%
132,460	Cisco Systems, Inc.	4,512,912	0.2%
83,830	FLIR Systems, Inc.	3,079,076	0.2%
26,930	MasterCard, Inc.	3,132,498	0.2%
48,490	Microsoft Corporation	3,319,625	0.2%
74,900	Oracle Corporation	3,367,504	0.2%
	Other Securities^	65,443,307	3.1%

	Total	90,538,574

Materials (1.0%)
	Other Securities^	21,549,787	1.0%

	Total	21,549,787

Real Estate (0.9%)
	Other Securities^	19,419,968	0.9%

	Total	19,419,968

Telecommunications Services (0.1%)
	Other Securities^	2,666,969	0.1%

	Total	2,666,969

Utilities (0.5%)
	Other Securities^	10,171,404	0.5%

	Total	10,171,404

	Total Common Stock (cost $373,637,799)	443,792,041

Shares	Preferred Stock (<0.1%)	Value	% of Net Assets
Consumer Staples (<0.1%)
	Other Securities^	95,517	<0.1%

	Total	95,517

Energy (<0.1%)
	Other Securities^	38,961	<0.1%

	Total	38,961

	Total Preferred Stock (cost $93,486)	134,478

Shares	Collateral Held for Securities Loaned (0.1%)	Value	% of Net Assets
2,521,610	Thrivent Cash Management Trust	2,521,610	0.1%

	Total Collateral Held for Securities Loaned (cost $2,521,610)	2,521,610

Shares or Principal Amount	Short-Term Investments (17.9%)[f]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
4,700,000	0.795%, 6/13/2017[g]	4,695,563	0.2%
6,300,000	0.790%, 6/16/2017[g]	6,293,643	0.3%
4,700,000	0.840%, 7/19/2017[g]	4,691,338	0.2%
	Thrivent Core Short-Term Reserve Fund
35,025,952	1.120%	350,259,525	17.1%
	Other Securities^	1,949,205	0.1%

	Total Short-Term Investments (cost $367,888,437)	367,889,274

	Total Investments (cost $1,965,334,346) 109.3%	$2,243,778,523

	Other Assets and Liabilities, Net (9.3%)	(190,778,115)

	Total Net Assets 100.0%	$2,053,000,408

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

b	Denotes investments purchased on a when-issued or delayed delivery basis.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 28, 2017.
d	All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.
e	Non-income producing security.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Moderate Allocation Fund held restricted securities as of April 28, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of April 28, 2017, the value of these investments was $20,172,090 or 1.0% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderate Allocation Fund as of April 28, 2017:

Securities Lending Transactions

Taxable Debt Security	$2,440,042

Total lending	$2,440,042
Gross amount payable upon return of collateral for securities loaned	$2,521,610

Net amounts due to counterparty	$81,568

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ETF	-	Exchange Traded Fund
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$279,636,165
Gross unrealized depreciation	(12,113,916)

Net unrealized appreciation (depreciation)	$267,522,249

Cost for federal income tax purposes	$1,976,256,274

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 28, 2017, in valuing Moderate Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	2,589,745	–	2,589,745	–
Capital Goods	2,541,042	–	2,541,042	–
Communications Services	9,390,420	–	9,390,420	–
Consumer Cyclical	4,949,385	–	4,949,385	–
Consumer Non-Cyclical	4,668,398	–	4,668,398	–
Energy	2,078,789	–	2,078,789	–
Financials	2,771,320	–	2,771,320	–
Technology	3,912,500	–	3,912,500	–
Transportation	1,454,710	–	372,150	1,082,560
Utilities	1,170,099	–	1,170,099	–

Registered Investment Companies
Affiliated Equity Holdings	576,198,147	576,198,147	–	–
Affiliated Fixed Income Holdings	205,802,691	205,802,691	–	–
Equity Funds/ETFs	11,424,852	11,424,852	–	–
Fixed Income Funds/ETFs	11,620,080	11,620,080	–	–

Long-Term Fixed Income
Asset-Backed Securities	32,046,063	–	29,666,063	2,380,000
Basic Materials	6,239,228	–	6,239,228	–
Capital Goods	9,698,313	–	9,698,313	–
Collateralized Mortgage Obligations	15,364,029	–	15,364,029	–
Commercial Mortgage-Backed Securities	20,157,965	–	20,157,965	–
Communications Services	20,850,630	–	20,850,630	–
Consumer Cyclical	13,215,436	–	13,215,436	–
Consumer Non-Cyclical	22,065,039	–	22,065,039	–
Energy	20,375,712	–	20,375,712	–
Financials	50,393,835	–	50,393,835	–
Foreign Government	2,034,070	–	2,034,070	–
Mortgage-Backed Securities	190,824,587	–	190,824,587	–
Technology	10,774,940	–	10,774,940	–
Transportation	3,055,974	–	3,055,974	–
U.S. Government and Agencies	157,598,842	–	157,598,842	–
Utilities	14,174,279	–	14,174,279	–

Common Stock
Consumer Discretionary^	58,983,723	56,885,134	2,098,589	0
Consumer Staples	15,699,852	14,848,774	851,078	–
Energy	19,299,345	17,779,643	1,519,702	–
Financials	93,500,219	90,144,140	3,356,079	–
Health Care	51,399,529	50,421,789	977,740	–
Industrials	60,562,671	57,569,434	2,992,844	393
Information Technology^	90,538,574	89,876,254	662,320	0
Materials	21,549,787	19,448,339	2,101,446	2
Real Estate	19,419,968	18,885,611	534,357	–
Telecommunications Services	2,666,969	2,038,836	628,133	–
Utilities	10,171,404	9,578,098	593,306	–

Preferred Stock
Consumer Staples	95,517	–	95,517	–
Energy	38,961	–	38,961	–
Short-Term Investments	17,629,749	–	17,629,749	–

Subtotal Investments in Securities	$1,890,997,388	$1,232,521,822	$655,012,611	$3,462,955

Other Investments *	Total
Short-Term Investments	350,259,525
Collateral Held for Securities Loaned	2,521,610

Subtotal Other Investments	$352,781,135

Total Investments at Value	$2,243,778,523

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	6,302,628	6,302,628	–	–

Total Asset Derivatives	$6,302,628	$6,302,628	$–	$–

Liability Derivatives
Futures Contracts	979,835	979,835	–	–
Credit Default Swaps	446,444	–	446,444	–

Total Liability Derivatives	$1,426,279	$979,835	$446,444	$–

There were no significant transfers between Levels during the period ended April 28, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Moderate Allocation Fund’s futures contracts held as of April 28, 2017. Investments and/or cash totaling $12,583,971 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	109	June 2017	$13,534,231	$13,703,343	$169,112
CBOT 2-Yr. U.S. Treasury Note	(64)	July 2017	(13,851,805)	(13,863,001)	(11,196)
CBOT 5-Yr. U.S. Treasury Note	250	July 2017	29,444,135	29,601,563	157,428
CBOT U.S. Long Bond	289	June 2017	43,373,519	44,207,969	834,450
CME E-mini S&P Mid-Cap 400 Index	(634)	June 2017	(108,843,109)	(109,682,000)	(838,891)
CME S&P 500 Index	145	June 2017	86,228,244	86,293,125	64,881
CME Ultra Long Term U.S. Treasury Bond	(42)	June 2017	(6,713,627)	(6,843,375)	(129,748)
ICE mini MSCI EAFE Index	1,825	June 2017	161,791,288	166,421,750	4,630,462
NYBOT NYF mini Russell 2000 Index	(923)	June 2017	(64,982,455)	(64,536,160)	446,295
Total Futures Contracts					$5,322,793

The following table presents Moderate Allocation Fund’s swaps contracts held as of April 28, 2017. Investments totaling $802,813 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/(Loss)
CDX HY 27, 5 Year, at 5.00%: Morgan Stanley and Co.	Buy	12/20/2021	$18,810,000	($446,444)	($446,444)
Total Credit Default Swaps				($446,444)	($446,444)

1

As the buyer of protection, Moderate Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderate Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Moderate Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 28, 2017, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,160,990
Total Interest Rate Contracts		1,160,990

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	5,141,638
Total Equity Contracts		5,141,638

Total Asset Derivatives		$6,302,628

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	838,891
Total Equity Contracts		838,891

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	140,944
Total Interest Rate Contracts		140,944

Credit Contracts
Credit Default Swaps	Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	446,444
Total Credit Contracts		446,444

Total Liability Derivatives		$1,426,279

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 28, 2017, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(2,213,003)

Total Interest Rate Contracts		(2,213,003)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,895,834)

Total Equity Contracts		(1,895,834)

Credit Contracts

Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(62,970)

Total Credit Contracts		(62,970)

Total		($4,171,807)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 28, 2017, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,476,980

Total Interest Rate Contracts		1,476,980

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	6,717,977

Total Equity Contracts		6,717,977

Credit Contracts

Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(446,444)

Total Credit Contracts		(446,444)

Total		$7,748,513

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

The following table presents Moderate Allocation Fund’s average volume of derivative activity during the period ended April 28, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Equity Contracts	$247,198,218	12.6%	N/A	N/A
Interest Rate Contracts	112,226,568	5.7	N/A	N/A
Credit Contracts	N/A	N/A	$791,684	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Moderate Allocation Fund, is as follows:

Fund	Value October 31, 2016	Gross Purchases	Gross Sales	Shares Held at April 28, 2017	Value April 28, 2017	Income Earned November 1, 2016 - April 28, 2017
Small Cap Stock	$22,015,655	$1,023,490	$–	1,108,903	$27,090,511	$109,574
Mid Cap Stock	79,441,957	3,529,484	–	3,445,235	94,020,450	334,825
Partner Worldwide
Allocation	110,849,059	2,568,707	–	11,690,111	121,460,249	2,568,707
Large Cap Growth	109,077,260	595,132	–	12,198,433	124,058,059	–
Large Cap Value	144,258,964	7,194,934	–	7,718,917	164,721,696	2,391,686
Large Cap Stock	39,714,901	1,736,347	–	1,656,712	44,847,182	619,391
High Yield	33,618,643	924,707	–	7,254,883	35,331,278	942,567
Income	107,291,277	1,937,382	–	11,813,272	107,973,310	1,780,443
Limited Maturity Bond	61,985,059	561,285	–	5,011,877	62,498,103	560,234
Cash Management Trust- Collateral Investment	3,757,689	56,654,233	57,890,312	2,521,610	2,521,610	34,514
Core Short-Term Reserve	286,689,526	228,864,495	165,294,496	35,025,952	350,259,525	1,517,999
Total Value and Income Earned	$998,699,990				$1,134,781,973	$10,859,940

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Bank Loans (2.6%)	Value	% of Net Assets
Basic Materials (0.2%)
	Other Securities^	$1,594,384	0.2%

	Total	1,594,384

Capital Goods (0.2%)
	Other Securities^	1,588,751	0.2%

	Total	1,588,751

Communications Services (0.7%)
	Other Securities^	5,271,270	0.7%

	Total	5,271,270

Consumer Non-Cyclical (0.3%)
	Other Securities^	2,789,535	0.3%

	Total	2,789,535

Consumer Non-Cyclical (0.4%)
	Other Securities^	3,306,140	0.4%

	Total	3,306,140

Energy (0.1%)
	Other Securities^	1,076,611	0.1%

	Total	1,076,611

Financials (0.2%)
	Other Securities^	1,656,540	0.2%

	Total	1,656,540

Technology (0.3%)
	Other Securities^	2,507,283	0.3%

	Total	2,507,283

Transportation (0.1%)
	Other Securities^	1,000,492	0.1%

	Total	1,000,492

Utilities (0.1%)
	Other Securities^	704,844	0.1%

	Total	704,844

	Total Bank Loans (cost $21,533,695)	21,495,850

Principal Amount	Long-Term Fixed Income (42.3%)	Value	% of Net Assets
Asset-Backed Securities (2.9%)
	Renaissance Home Equity Loan Trust
$1,625,352	6.011%, 5/25/2036, Ser. 2006-1, Class AF4[a]	1,231,367	0.2%
	Vericrest Opportunity Loan Transferee
1,092,909	3.625%, 11/26/2046, Ser. 2016-NP12, Class A1[a,b]	1,097,863	0.1%
	Other Securities^	21,018,534	2.6%

	Total	23,347,764

Basic Materials (0.4%)
	Other Securities^	3,179,876	0.4%

	Total	3,179,876

Capital Goods (0.7%)
	Other Securities^	5,798,513	0.7%

	Total	5,798,513

Collateralized Mortgage Obligations (1.1%)
	Federal Home Loan Mortgage Corporation
1,925,125	3.000% - 3.000%, 4/15/2028 - 2/15/2033, Ser. 4170, Class IGc	199,594	<0.1%
	Federal National Mortgage Association
1,762,684	3.500%, 1/25/2033, Ser. 2012-150, Class YIc	233,140	<0.1%
	Other Securities^	8,884,849	1.1%

	Total	9,317,583

Commercial Mortgage-Backed Securities (1.6%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
1,450,000	3.002%, 1/25/2024, Ser. K725, Class A2	1,494,511	0.2%
1,100,000	3.347%, 11/25/2026, Ser. K061, Class A2	1,146,953	0.1%
1,400,000	3.430%, 1/25/2027, Ser. K063, Class A2	1,469,436	0.2%
522,225	2.776%, 3/25/2023, Ser. K724, Class A1	534,558	0.1%
	Federal National Mortgage Association - ACES
1,670,328	2.416% - 2.784%, 9/25/2026 - 2/25/2027, Ser. 2017-MI, Class A1	1,649,287	0.2%
	Federal National Mortgage Association Grantor Trust
925,000	2.898%, 6/25/2027, Ser. 2017-T1, Class A	917,309	0.1%
	UBS Commercial Mortgage Trust
981,488	3.400%, 5/10/2045, Ser. 2012-C1, Class A3	1,022,818	0.1%
	Other Securities^	4,565,982	0.6%

	Total	12,800,854

Communication Services (1.6%)
	Other Securities^	12,962,121	1.6%

	Total	12,962,121

Consumer Cyclical (0.9%)
	Other Securities^	7,691,817	0.9%

	Total	7,691,817

Consumer Non-Cyclical (1.5%)
	Other Securities^	12,403,575	1.5%

	Total	12,403,575

Energy (1.4%)
	Other Securities^	11,378,381	1.4%

	Total	11,378,381

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Long-Term Fixed Income (42.3%)	Value	% of Net Assets
Financials (3.7%)
	Other Securities^	$29,867,254	3.7%

	Total	29,867,254

Foreign Government (0.1%)
	Other Securities^	1,095,852	0.1%

	Total	1,095,852

Mortgage-Backed Securities (13.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
5,120,000	3.000%, 5/1/2032[d]	5,269,000	0.7%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
11,070,000	4.000%, 5/1/2047[d]	11,652,904	1.4%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,440,172	1.743%, 7/1/2043[e]	1,475,111	0.2%
17,675,000	3.000%, 5/1/2047[d]	17,658,430	2.2%
39,150,000	3.500%, 5/1/2047[d]	40,257,209	4.9%
24,790,000	4.000%, 5/1/2047[d]	26,108,905	3.2%
9,225,000	4.500%, 5/1/2047[d]	9,925,524	1.2%

	Total	112,347,083

Technology (0.7%)
	Other Securities^	6,148,160	0.7%

	Total	6,148,160

Transportation (0.3%)
	Other Securities^	2,112,223	0.3%

	Total	2,112,223

U.S. Government and Agencies (10.5%)
	U.S. Treasury Bonds
2,000,000	3.000%, 5/15/2042	2,026,094	0.2%
1,580,000	3.625%, 2/15/2044	1,783,302	0.2%
3,054,000	2.500%, 5/15/2046	2,773,176	0.3%
1,505,000	2.875% - 4.375%, 5/15/2040 -11/15/2046	1,629,992	0.2%
	U.S. Treasury Bonds, TIPS
3,692,640	0.125%, 1/15/2023	3,700,719	0.5%
5,944,362	0.625%, 1/15/2026	6,082,818	0.7%
	U.S. Treasury Notes
5,500,000	0.875%, 3/31/2018	5,487,537	0.7%
2,150,000	1.000%, 11/30/2018	2,142,441	0.3%
2,500,000	0.750%, 2/15/2019	2,477,832	0.3%
1,900,000	1.000%, 10/15/2019	1,884,044	0.2%
6,520,000	1.500%, 10/31/2019	6,542,924	0.8%
7,000,000	1.375%, 9/30/2020	6,955,431	0.9%
9,370,000	1.125%, 8/31/2021	9,128,797	1.1%
1,500,000	1.875%, 2/28/2022	1,505,216	0.2%
16,000,000	2.125%, 6/30/2022	16,208,752	2.0%
2,755,000	1.625%, 8/15/2022	2,718,733	0.3%
4,100,000	1.625%, 10/31/2023	3,994,778	0.5%
6,766,000	2.000%, 11/15/2026	6,602,398	0.8%
2,050,000	0.875% - 2.250%, 5/15/2017 -11/15/2024	2,040,832	0.3%

	Total	85,685,816

Utilities (1.1%)
	Other Securities^	8,667,017	1.1%

	Total	8,667,017

	Total Long-Term Fixed Income (cost $342,415,757)	344,803,889

Shares	Registered Investment Companies (33.2%)	Value	% of Net Assets
Affiliated Equity Holdings (16.9%)
2,441,728	Thrivent Large Cap Growth Fund	24,832,369	3.1%
43,007	Thrivent Large Cap Stock Fund	1,164,212	0.1%
2,607,494	Thrivent Large Cap Value Fund	55,643,923	6.8%
561,094	Thrivent Mid Cap Stock Fund	15,312,244	1.9%
3,494,435	Thrivent Partner Worldwide Allocation Fund	36,307,183	4.4%
210,863	Thrivent Small Cap Stock Fund	5,151,376	0.6%

	Total	138,411,307

Affiliated Fixed Income Holdings (15.3%)
4,368,568	Thrivent High Yield Fund	21,274,9 28	2.6%
7,213,173	Thrivent Income Fund	65,928,405	8.1%
3,007,532	Thrivent Limited Maturity Bond Fund	37,503,929	4.6%

	Total	124,707,262

Equity Funds/ETFs (0.5%)
13,742	SPDR S&P 500 ETF Trust	3,271,695	0.4%
	Other Securities^	551,863	0.1%

	Total	3,823,558

Fixed Income Funds/ETFs (0.5%)
16,000	iShares Barclays 1-3 Year Credit Bond Fund	1,685,280	0.2%
15,000	Vanguard Short-Term Corporate Bond ETF	1,198,800	0.2%
	Other Securities^	951,920	0.1%

	Total	3,836,000

	Total Registered Investment Companies (cost $212,539,422)	270,778,127

Shares	Common Stock (15.8%)	Value	% of Net Assets
Consumer Discretionary (2.2%)
1,705	Amazon.com, Inc.[f]	1,577,108	0.2%
57,240	Comcast Corporation	2,243,236	0.3%
6,540	Home Depot, Inc.	1,020,894	0.1%
15,340	Lowe’s Companies, Inc.	1,302,059	0.2%
	Other Securities^	11,481,379	1.4%

	Total	17,624,676

Consumer Staples (0.5%)
	Other Securities^	4,513,837	0.5%

	Total	4,513,837

Energy (0.7%)
	Other Securities^	6,059,192	0.7%

	Total	6,059,192

Financials (3.2%)
94,500	Bank of America Corporation	2,205,630	0.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Shares	Common Stock (15.8%)	Value	% of Net Assets

Financials (3.2%) - continued
29,550	Citigroup, Inc.	$1,746,996	0.2%
	Other Securities^	22,066,649	2.7%

	Total	26,019,275

Health Care (1.9%)
38,240	Pfizer, Inc.	1,297,101	0.2%
6,570	UnitedHealth Group, Inc.	1,148,962	0.2%
	Other Securities^	13,435,227	1.5%

	Total	15,881,290

Industrials (2.0%)
	Other Securities^	16,158,748	2.0%

	Total	16,158,748

Information Technology (3.6%)
1,347	Alphabet, Inc., Class Af	1,245,328	0.2%
9,889	Apple, Inc.	1,420,555	0.2%
54,570	Cisco Systems, Inc.	1,859,200	0.2%
8,080	Facebook, Inc.[f]	1,214,020	0.2%
12,140	MasterCard, Inc.	1,412,125	0.2%
24,500	Microsoft Corporation	1,677,270	0.2%
29,730	Oracle Corporation	1,336,661	0.2%
12,130	Salesforce.com, Inc.[f]	1,044,636	0.1%
	Other Securities^	18,004,152	2.1%

	Total	29,213,947

Materials (0.7%)
	Other Securities^	5,502,236	0.7%

	Total	5,502,236

Real Estate (0.5%)
	Other Securities^	4,503,771	0.5%

	Total	4,503,771

Telecommunications Services (0.1%)
	Other Securities^	740,271	0.1%

	Total	740,271

Utilities (0.4%)
	Other Securities^	2,938,077	0.4%

	Total	2,938,077

	Total Common Stock (cost $105,741,571)	129,155,320

Shares	Preferred Stock (<0.1%)	Value	% of Net Assets
Energy (<0.1%)
	Other Securities^	18,684	<0.1%

	Total	18,684

	Total Preferred Stock (cost $1,136)	18,684

Shares	Collateral Held for Securities Loaned (0.2%)	Value	% of Net Assets
1,559,811	Thrivent Cash Management Trust	1,559,811	0.2%

	Total Collateral Held for Securities Loaned (cost $1,559,811)	1,559,811

Shares or Principal Amount	Short-Term Investments (19.9%)[g]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
2,800,000	0.790%, 6/16/2017[h]	2,797,175	0.3%
	U.S. Treasury Bills
500,000	0.727%, 5/11/2017[i]	499,908	0.1%
	Thrivent Core Short-Term Reserve Fund
15,713,251	1.120%	157,132,509	19.3%
	Other Securities^	1,549,397	0.2%

	Total Short-Term Investments (cost $161,978,766)	161,978,989

	Total Investments (cost $845,770,158) 114.0%	$929,790,670

	Other Assets and Liabilities, Net (14.0%)	(114,162,724)

	Total Net Assets 100.0%	$815,627,946

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 28, 2017.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 28, 2017, the value of these investments was $29,330,873 or 3.6% of total net assets.

c

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 28, 2017.
f	Non-income producing security.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
i	All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Moderately Conservative Allocation Fund held restricted securities as of April 28, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of April 28, 2017, the value of these investments was $14,018,564 or 1.7% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative Allocation Fund as of April 28, 2017:

Securities Lending Transactions

Taxable Debt Security	$1,509,875

Total lending	$1,509,875
Gross amount payable upon return of collateral for securities loaned	$1,559,811

Net amounts due to counterparty	$49,936

Definitions:

ACES	- Alternative Credit Enhancement Securities
ETF	- Exchange Traded Fund
Ser.	- Series
SPDR	- S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	- Treasury Inflation Protected Security

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$84,404,392
Gross unrealized depreciation	(4,285,421)

Net unrealized appreciation (depreciation)	$80,118,971

Cost for federal income tax purposes	$849,671,699

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 28, 2017, in valuing Moderately Conservative Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	1,594,384	–	1,594,384	–
Capital Goods	1,588,751	–	1,588,751	–
Communications Services	5,271,270	–	5,271,270	–
Consumer Cyclical	2,789,535	–	2,789,535	–
Consumer Non-Cyclical	3,306,140	–	3,306,140	–
Energy	1,076,611	–	1,076,611	–
Financials	1,656,540	–	1,656,540	–
Technology	2,507,283	–	2,507,283	–
Transportation	1,000,492	–	372,150	628,342
Utilities	704,844	–	704,844	–

Long-Term Fixed Income
Asset-Backed Securities	23,347,764	–	21,912,764	1,435,000
Basic Materials	3,179,876	–	3,179,876	–
Capital Goods	5,798,513	–	5,798,513	–
Collateralized Mortgage Obligations	9,317,583	–	9,317,583	–
Commercial Mortgage-Backed Securities	12,800,854	–	12,800,854	–
Communications Services	12,962,121	–	12,962,121	–
Consumer Cyclical	7,691,817	–	7,691,817	–
Consumer Non-Cyclical	12,403,575	–	12,403,575	–
Energy	11,378,381	–	11,378,381	–
Financials	29,867,254	–	29,867,254	–
Foreign Government	1,095,852	–	1,095,852	–
Mortgage-Backed Securities	112,347,083	–	112,347,083	–
Technology	6,148,160	–	6,148,160	–
Transportation	2,112,223	–	2,112,223	–
U.S. Government and Agencies	85,685,816	–	85,685,816	–
Utilities	8,667,017	–	8,667,017	–

Registered Investment Companies
Affiliated Fixed Income Holdings	124,707,262	124,707,262	–	–
Affiliated Equity Holdings	138,411,307	138,411,307	–	–
Equity Funds/ETFs	3,823,558	3,823,558	–	–
Fixed Income Funds/ETFs	3,836,000	3,836,000	–	–

Common Stock
Consumer Discretionary	17,624,676	17,624,676	–	–
Consumer Staples	4,513,837	4,513,837	–	–
Energy	6,059,192	6,059,192	–	–
Financials	26,019,275	26,019,275	–	–
Health Care	15,881,290	15,881,290	–	–
Industrials	16,158,748	16,158,748	–	–
Information Technology	29,213,947	29,213,947	–	–
Materials^	5,502,236	5,502,236	–	0
Real Estate	4,503,771	4,503,771	–	–
Telecommunications Services	740,271	740,271	–	–
Utilities	2,938,077	2,938,077	–	–
Preferred Stock
Energy	18,684	–	18,684	–
Short-Term Investments	4,846,480	–	4,846,480	–

Subtotal Investments in Securities	$771,098,350	$399,933,447	$369,101,561	$2,063,342

Other Investments*	Total
Short-Term Investments	157,132,509
Collateral Held for Securities Loaned	1,559,811

Subtotal Other Investments	$158,692,320

Total Investments at Value	$929,790,670

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	1,757,872	1,757,872	–	–

Total Asset Derivatives	$1,757,872	$1,757,872	$–	$–

Liability Derivatives
Futures Contracts	230,843	230,843	–	–
Credit Default Swaps	264,342	–	264,342	–

Total Liability Derivatives	$495,185	$230,843	$264,342	$–

There were no significant transfers between Levels during the period ended April 28, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Moderately Conservative Allocation Fund’s futures contracts held as of April 28, 2017. Investments and/or cash totaling $3,796,776 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	(9)	June 2017	($1,135,940)	($1,131,469)	$4,471
CBOT 2-Yr. U.S. Treasury Note	(20)	July 2017	(4,328,689)	(4,332,188)	(3,499)
CBOT 5-Yr. U.S. Treasury Note	153	July 2017	18,019,811	18,116,157	96,346
CBOT U.S. Long Bond	187	June 2017	28,065,218	28,605,156	539,938
CME E-mini S&P Mid-Cap 400 Index	(121)	June 2017	(20,771,656)	(20,933,000)	(161,344)
CME S&P 500 Index	2	June 2017	1,200,644	1,190,250	(10,394)
CME Ultra Long Term U.S. Treasury Bond	(18)	June 2017	(2,877,269)	(2,932,875)	(55,606)
ICE mini MSCI EAFE Index	472	June 2017	42,017,423	43,041,680	1,024,257
NYBOT NYF mini Russell 2000 Index	(198)	June 2017	(13,937,020)	(13,844,160)	92,860
Total Futures Contracts					$1,527,029

The following table presents Moderately Conservative Allocation Fund’s swaps contracts held as of April 28, 2017. Investments totaling $499,908 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/(Loss)
CDX HY 27, 5 Year, at 5.00%: Morgan Stanley and Co.	Buy	12/20/2021	$11,137,500	($264,342)	($264,342)
Total Credit Default Swaps				($264,342)	($264,342)

1

As the buyer of protection, Moderately Conservative Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately Conservative Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Moderately Conservative Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 28, 2017, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$640,755
Total Interest Rate Contracts		640,755

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,117,117
Total Equity Contracts		1,117,117
Total Asset Derivatives		$1,757,872

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	171,738
Total Equity Contracts		171,738

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	59,105
Total Interest Rate Contracts		59,105

Credit Contracts
Credit Default Swaps	Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	264,342
Total Credit Contracts		264,342
Total Liability Derivatives		$495,185

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 28, 2017, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,675,918)

Total Interest Rate Contracts		(1,675,918)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(770,852)

Total Equity Contracts		(770,852)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(37,285)

Total Credit Contracts		(37,285)
Total		($2,484,055)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 28, 2017, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,059,165

Total Interest Rate Contracts		1,059,165

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,670,202

Total Equity Contracts		1,670,202

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(264,342)

Total Credit Contracts		(264,342)

Total		$2,465,025

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

The following table presents Moderately Conservative Allocation Fund’s average volume of derivative activity during the period ended April 28, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Equity Contracts	$61,534,157	7.8%	N/A	N/A
Interest Rate Contracts	57,833,329	7.3	N/A	N/A
Credit Contracts	N/A	N/A	$468,760	0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Fund, is as follows:

Fund	Value October 31, 2016	Gross Purchases	Gross Sales	Shares Held at April 28, 2017	Value April 28, 2017	Income Earned November 1, 2016 - April 28, 2017
Small Cap Stock	$4,186,370	$194,621	$–	210,863	$5,151,376	$20,836
Mid Cap Stock	12,937,979	574,815	–	561,094	15,312,244	54,530
Partner Worldwide Allocation	33,135,261	767,844	–	3,494,435	36,307,183	767,844
Large Cap Growth	21,833,703	119,126	–	2,441,728	24,832,369	–
Large Cap Value	48,731,496	2,430,489	–	2,607,494	55,643,923	807,925
Large Cap Stock	1,030,981	45,075	–	43,007	1,164,212	16,079
High Yield	20,243,656	556,818	–	4,368,568	21,274,928	567,611
Income	65,511,956	1,182,964	–	7,213,173	65,928,405	1,087,170
Limited Maturity Bond	37,196,061	336,816	–	3,007,532	37,503,929	336,172
Cash Management Trust-Collateral Investment	2,400,919	26,486,148	27,327,256	1,559,811	1,559,811	16,995
Core Short-Term Reserve	148,809,768	80,038,342	71,715,601	15,713,251	157,132,509	731,027
Total Value and Income Earned	$396,018,150				$421,810,889	$4,406,189

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Bank Loans (15.7%)	Value	% of Net Assets
Basic Materials (1.1%)
	Ineos Finance, LLC, Term Loan
$1,030,000	0.000%, 3/31/2022[a,b,c]	$1,038,374	0.3%
	Other Securities^	2,472,450	0.8%

	Total	3,510,824

Capital Goods (1.3%)
	Cortes NP Intermediate Holding II Corporation, Term Loan
1,175,000	5.030%, 11/30/2023[b]	1,181,850	0.4%
	Sterigenics-Nordion Holdings, LLC, Term Loan
1,117,662	4.150%, 5/15/2022[b]	1,114,868	0.3%
	Other Securities^	1,895,082	0.6%

	Total	4,191,800

Communications Services (4.1%)
	Sprint Communications, Inc., Term Loan
1,175,000	3.500%, 2/2/2024[b]	1,175,740	0.4%
	Other Securities^	11,916,911	3.7%

	Total	13,092,651

Consumer Cyclical (2.4%)
	Amaya Holdings BV, Term Loan
1,033,639	4.647%, 8/1/2021[b]	1,033,784	0.3%
	Scientific Games International, Inc., Term Loan
1,360,000	4.994%, 10/1/2021[b]	1,379,761	0.4%
	Other Securities^	5,472,070	1.7%

	Total	7,885,615

Consumer Non-Cyclical (2.3%)
	Valeant Pharmaceuticals International, Inc., Term Loan
1,771,015	5.740%, 4/1/2022[a,b,c]	1,781,163	0.5%
	Other Securities^	5,718,879	1.8%

	Total	7,500,042

Energy (0.6%)
	Other Securities^	2,080,432	0.6%

	Total	2,080,432

Financials (1.1%)
	Other Securities^	3,590,541	1.1%

	Total	3,590,541

Technology (1.9%)
	Western Digital Corporation, Term Loan
1,027,425	3.743%, 4/29/2023[b]	1,036,045	0.3%
	Other Securities^	5,190,789	1.6%

	Total	6,226,834

Transportation (0.6%)
	Arctic LNG Carriers, Ltd., Term Loan
1,025,000	0.000%, 4/21/2023[a,b,c]	1,019,875	0.3%
	Other Securities^	753,032	0.3%

	Total	1,772,907

Utilities (0.3%)
	Other Securities^	921,674	0.3%

	Total	921,674

	Total Bank Loans (cost $50,905,058)	50,773,320

Shares	Common Stock (45.6%)	Value	% of Net Assets
Consumer Discretionary (6.5%)
4,210	Amazon.com, Inc.[d]	3,894,208	1.2%
49,126	Comcast Corporation	1,925,248	0.6%
740	Priceline Group, Inc.[d]	1,366,647	0.4%
23,120	Starbucks Corporation	1,388,587	0.4%
15,560	Walt Disney Company	1,798,736	0.6%
	Other Securities^	10,599,532	3.3%

	Total	20,972,958

Consumer Staples (2.5%)
26,310	Philip Morris International, Inc.	2,916,200	0.9%
11,660	Walgreens Boots Alliance, Inc.	1,009,056	0.3%
	Other Securities^	4,103,881	1.3%

	Total	8,029,137

Energy (2.9%)
264,399	BP plc	1,513,586	0.5%
8,700	Concho Resources, Inc.[d]	1,101,942	0.3%
7,310	Pioneer Natural Resources Company	1,264,557	0.4%
	Other Securities^	5,484,846	1.7%

	Total	9,364,931

Financials (6.3%)
89,563	Bank of America Corporation	2,090,400	0.6%
10,370	Goldman Sachs Group, Inc.	2,320,806	0.7%
44,370	Synchrony Financial	1,233,486	0.4%
	Other Securities^	14,731,429	4.6%

	Total	20,376,121

Health Care (4.6%)
27,240	Bristol-Myers Squibb Company	1,526,802	0.5%
15,830	Celgene Corporation[d]	1,963,712	0.6%
21,770	Medtronic plc	1,808,869	0.6%
29,280	Merck & Company, Inc.	1,825,022	0.6%
20,340	Novartis AG	1,565,876	0.5%
10,630	Zimmer Biomet Holdings, Inc.	1,271,879	0.4%
	Other Securities^	4,852,750	1.4%

	Total	14,814,910

Industrials (5.6%)
34,180	CSX Corporation	1,737,711	0.5%
12,140	Cummins, Inc.	1,832,412	0.6%
10,990	Illinois Tool Works, Inc.	1,517,609	0.5%
	Other Securities^	12,887,038	4.0%

	Total	17,974,770

Information Technology (7.5%)
1,970	Alphabet, Inc., Class Ad	1,821,304	0.6%
1,429	Alphabet, Inc., Class Cd	1,294,617	0.4%
29,338	Apple, Inc.	4,214,404	1.3%
23,000	Cognizant Technology Solutions Corporation[d]	1,385,290	0.4%
14,340	Facebook, Inc.[d]	2,154,585	0.7%
32,530	PayPal Holdings, Inc.[d]	1,552,332	0.5%
23,610	Visa, Inc.	2,153,704	0.7%

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS Fund

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Shares	Common Stock (45.6%)	Value	% of Net Assets

Information Technology (7.5%) - continued
22,564	Xilinx, Inc.	$1,424,014	0.4%
	Other Securities^	8,123,423	2.5%

	Total	24,123,673

Materials (2 3%)
	Other Securities^	7,498,825	2.3%

	Total	7,498,825

Real Estate (6.1%)
7,580	Simon Property Group, Inc.	1,252,671	0.4%
	Other Securities^	18,564,158	5.7%

	Total	19,816,829

Telecommunications Services (0.5%)
	Other Securities^	1,732,812	0.5%

	Total	1,732,812

Utilities (0.8%)
	Other Securities^	2,715,352	0.8%

	Total	2,715,352

	Total Common Stock (cost $128,983,580)	147,420,318

Principal Amount	Long-Term Fixed Income (31.4%)	Value	% of Net Assets

Asset-Backed Securities (2.2%)
	Other Securities^	7,138,848	2.2%

	Total	7,138,848

Basic Materials (0.6%)
	Other Securities^	1,815,871	0.6%

	Total	1,815,871

Capital Goods (0.7%)
	Other Securities^	2,419,749	0.7%

	Total	2,419,749

Collateralized Mortgage Obligations (3.7%)
	Alternative Loan Trust
27,544	5.500%, 5/25/2035, Ser. 2005-J3, Class 2A13	27,457	<0.1%
	Banc of America Mortgage Securities, Inc.
125,677	3.218%, 9/25/2035, Ser. 2005-H, Class 2A1	119,791	<0.1%
	Countrywide Home Loan Mortgage Pass Through Trust
291,499	3.202%, 11/25/2035, Ser. 2005-22, Class 2A1	247,694	0.1%
	Other Securities^	11,550,187	3.6%

	Total	11,945,129

Communications Services (1.5%)
	Other Securities^	4,791,940	1.5%

	Total	4,791,940

Consumer Cyclical (1.5%)
	Other Securities^	4,716,149	1.5%

	Total	4,716,149

Consumer Non-Cyclical (1.3%)
	Other Securities^	4,223,868	1.3%

	Total	4,223,868

Energy (1.5)%
	Petroleos Mexicanos
213,000	6.375% - 6.500%, 2/4/2021 - 3/13/2027[e]	230,797	0.1%
	Other Securities^	4,781,089	1.4%

	Total	5,011,886

Financials (4.3%)
	Bank of America Corporation
581,000	5.650% - 8.000%, 5/2/2017 - 3/10/2026[f]	617,576	0.3%
	Goldman Sachs Group, Inc.
659,000	2.209% - 7.500%, 1/31/2019 - 11/10/2026[f,g]	685,586	0.1%
	Goldman Sachs Group, Inc., Convertible
1,400,000	0.500%, 9/24/2022	1,671,964	0.5%
	Other Securities^	10,915,403	3.4%

	Total	13,890,529

Foreign Government (6.8%)
	Mexico Government International Bond
2,615,000	3.600% - 6.750%, 10/2/2023 - 10/12/2110[h]	2,704,971	0.9%
	Russia Government International Bond	1,036,623	0.3%
970,000	5.000%, 4/29/2020[e]
	Turkey Government International Bond
3,251,000	4.250% - 7.000%, 6/5/2020 - 2/17/2045[h]	3,412,352	1.0%
	Other Securities^	14,731,098	4.6%

	Total	21,885,044

Mortgage-Backed Securities (5.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,000,000	3.000%, 5/1/2032[c]	1,029,102	0.3%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,675,000	4.000%, 5/1/2047[c]	1,763,199	0.5%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
3,100,000	3.000%, 5/1/2047[c]	3,097,094	1.0%
6,300,000	3.500%, 5/1/2047[c]	6,478,172	2.0%
4,825,000	4.000%, 5/1/2047[c]	5,081,705	1.6%
250,000	4.500%, 5/1/2047[c]	268,984	0.1%

	Total	17,718,256

Technology (1.1%)
76,000	Apple, Inc.
	2.850%, 5/6/2021	78,298	<0.1%
	Other Securities^	3,416,814	1.1%

	Total	3,495,112

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Long-Term Fixed Income (31.4%)	Value	% of Net Assets
Transportation (0.2%)
	Other Securities^	$802,397	0.2%

	Total	802,397

Utilities (0.5%)
	Other Securities^	1,699,409	0.5%

	Total	1,699,409

	Total Long-Term Fixed Income (cost $99,650,272)	101,554,187

Shares	Registered Investment Companies (2.8%)	Value	% of Net Assets
Equity Funds/ETFs (1.6%)
42,790	Materials Select Sector SPDR Fund	2,270,865	0.7%
28,180	Utilities Select Sector SPDR Fund	1,456,906	0.4%
	Other Securities^	1,488,121	0.5%

	Total	5,215,892

Fixed Income Funds/ETFs (1.2%)
48,950	PowerShares Senior Loan Portfolio	1,139,556	0.4%
	Other Securities^	2,711,412	0.8%

	Total	3,850,968

	Total Registered Investment Companies (cost $8,235,841)	9,066,860

Shares	Preferred Stock (1.3%)	Value	% of Net Assets
Consumer Staples (0.3%)
	Other Securities^	786,294	0.3%

	Total	786,294

Energy (<0.1%)
	Other Securities^	64,773	<0.1%

	Total	64,773

Financials (0.8%)
7,200	Countrywide Capital V, 7.000%	185,040	<0.1%
2,750	Federal National Mortgage Association, 0.000%[d,f]	20,157	<0.1%
12,400	Goldman Sachs Group, Inc., 5.500%[f]	334,304	0.1%
	Other Securities^	2,045,794	0.7%

	Total	2,585,295

Health Care (0.1%)
	Other Securities^	220,256	0.1%

	Total	220,256

Real Estate (0.1%)
	Other Securities^	459,528	0.1%

	Total	459,528

	Total Preferred Stock (cost $3,760,329)	4,116,146

Shares	Collateral Held for Securities Loaned (1.2%)	Value	% of Net Assets
4,027,977	Thrivent Cash Management Trust	4,027,977	1.2%

	Total Collateral Held for Securities Loaned (cost $4,027,977)	4,027,977

Shares or Principal Amount	Short-Term Investments (10.0%)[i]	Value	% of Net Assets
3,160,311	Thrivent Core Short-Term Reserve Fund 1.120%	31,603,107	9.8%
	Other Securities^	799,010	0.2%

	Total Short-Term Investments (cost $32,402,065)	32,402,117

	Total Investments (cost $327,965,122) 108.0%	$349,360,925

	Other Assets and Liabilities, Net (8.0%)	(25,731,062)

	Total Net Assets 100.0%	$323,629,863

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	All or a portion of the loan is unfunded.
b	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 28, 2017, the value of these investments was $22,731,388 or 7.0% of total net assets.

f	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 28, 2017.
h	All or a portion of the security is on loan.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Balanced Income Plus Fund held restricted securities as of April 28, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of April 28, 2017, the value of these investments was $5,155,250 or 1.6% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus Fund as of April 28, 2017:

Securities Lending Transactions

Common Stock	$1,095,636
Taxable Debt Security	2,825,765

Total lending	$3,921,401
Gross amount payable upon return of collateral for securities loaned	$4,027,977

Net amounts due to counterparty	$106,576

Definitions:

Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$25,863,389
Gross unrealized depreciation	(5,044,164)

Net unrealized appreciation (depreciation)	$20,819,225

Cost for federal income tax purposes	$328,541,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 28, 2017, in valuing Balanced Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	3,510,824	–	3,510,824	–
Capital Goods	4,191,800	–	4,191,800	–
Communications Services	13,092,651	–	13,092,651	–
Consumer Cyclical	7,885,615	–	7,885,615	–
Consumer Non-Cyclical	7,500,042	–	7,255,189	244,853
Energy	2,080,432	–	2,080,432	–
Financials	3,590,541	–	3,590,541	–
Technology	6,226,834	–	6,226,834	–
Transportation	1,772,907	–	497,876	1,275,031
Utilities	921,674	–	921,674	–

Common Stock
Consumer Discretionary	20,972,958	15,090,390	5,882,567	1
Consumer Staples	8,029,137	5,630,692	2,398,445	–
Energy	9,364,931	5,091,361	4,273,570	–
Financials	20,376,121	11,022,077	9,354,044	–
Health Care	14,814,910	12,073,859	2,741,051	–
Industrials	17,974,770	9,589,984	8,383,775	1,011
Information Technology^	24,123,673	22,243,395	1,880,278	0
Materials	7,498,825	1,557,140	5,941,685	–
Real Estate	19,816,829	18,293,954	1,522,875	–
Telecommunications Services	1,732,812	–	1,732,812	–
Utilities	2,715,352	1,040,987	1,674,365	–

Long-Term Fixed Income
Asset-Backed Securities	7,138,848	–	6,838,848	300,000
Basic Materials	1,815,871	–	1,815,871	–
Capital Goods	2,419,749	–	2,419,749	–
Collateralized Mortgage Obligations	11,945,129	–	11,695,129	250,000
Communications Services	4,791,940	–	4,791,940	–
Consumer Cyclical	4,716,149	–	4,716,149	–
Consumer Non-Cyclical	4,223,868	–	4,223,868	–
Energy	5,011,886	–	5,011,886	–
Financials	13,890,529	–	13,890,529	–
Foreign Government	21,885,044	–	21,885,044	–
Mortgage-Backed Securities	17,718,256	–	17,718,256	–
Technology	3,495,112	–	3,495,112	–
Transportation	802,397	–	802,397	–
Utilities	1,699,409	–	1,699,409	–

Registered Investment Companies
Equity Funds/ETFs	5,215,892	5,215,892	–	–
Fixed Income Funds/ETFs	3,850,968	3,850,968	–	–

Preferred Stock
Consumer Staples	786,294	515,663	270,631	–
Energy	64,773	–	64,773	–
Financials	2,585,295	2,044,243	541,052	–
Health Care	220,256	220,256	–	–
Real Estate	459,528	459,528	–	–
Short-Term Investments	799,010	–	799,010	–

Subtotal Investments in Securities	$313,729,841	$113,940,389	$197,718,556	$2,070,896

Other Investments*	Total
Short-Term Investments	31,603,107
Collateral Held for Securities Loaned	4,027,977

Subtotal Other Investments	$35,631,084

Total Investments at Value	$349,360,925

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	89,685	89,685	–	–

Total Asset Derivatives	$89,685	$89,685	$–	$–

Liability Derivatives
Futures Contracts	109,001	109,001	–	–

Total Liability Derivatives	$109,001	$109,001	$–	$–

There were no significant transfers between Levels during the period ended April 28, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Balanced Income Plus Fund’s futures contracts held as of April 28, 2017. Investments and/or cash totaling $799,010 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	(11)	June 2017	($1,388,371)	($1,382,906)	$5,465
CBOT 2-Yr. U.S. Treasury Note	(36)	July 2017	(7,791,640)	(7,797,938)	(6,298)
CBOT 5-Yr. U.S. Treasury Note	43	July 2017	5,064,391	5,091,469	27,078
CME E-mini S&P 500 Index	29	June 2017	3,431,481	3,451,725	20,244
CME S&P 500 Index	(17)	June 2017	(10,042,679)	(10,117,125)	(74,446)
CME Ultra Long Term U.S. Treasury Bond	12	June 2017	1,918,352	1,955,250	36,898
Ultra 10-Yr. U.S. Treasury Note	(12)	June 2017	(1,597,180)	(1,625,437)	(28,257)
Total Futures Contracts					($19,316)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 28, 2017, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$69,441
Total Interest Rate Contracts		69,441

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	20,244
Total Equity Contracts		20,244

Total Asset Derivatives		$89,685

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	74,446
Total Equity Contracts		74,446

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	34,555
Total Interest Rate Contracts		34,555

Total Liability Derivatives		$109,001

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 28, 2017, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	255,785
Total Interest Rate Contracts		255,785

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(700,245)
Total Equity Contracts		(700,245)

Total		($444,460)

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 28, 2017, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	4,855
Total Interest Rate Contracts		4,855

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(146,220)
Total Equity Contracts		(146,220)

Total		($141,365)

The following table presents Balanced Income Plus Fund’s average volume of derivative activity during the period ended April 28, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$12,316,500	4.0%
Interest Rate Contracts	22,987,918	7.4

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Balanced Income Plus Fund, is as follows:

Fund	Value October 31, 2016	Gross Purchases	Gross Sales	Shares Held at April 28, 2017	Value April 28, 2017	Income Earned November 1, 2016 - April 28, 2017
Cash Management Trust-Collateral Investment	$4,071,925	$42,737,655	$42,781,603	4,027,977	$4,027,977	$17,066
Core Short-Term Reserve	28,015,637	76,189,117	72,601,647	3,160,311	31,603,107	144,525
Total Value and Income Earned	$32,087,562				$35,631,084	$161,591

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Bank Loans (29.9%)	Value	% of Net Assets
Basic Materials (2.2%)
	Contura Energy, Inc., Term Loan
$1,795,000	6.000%, 2/23/2024[a]	$1,771,449	0.4%
	Ineos Finance, LLC, Term Loan
2,910,000	0.000%, 3/31/2022[a,b,c]	2,933,658	0.6%
	Tronox Pigments BV, Term Loan
2,196,592	4.647%, 3/19/2020[a]	2,207,312	0.4%
	Other Securities^	3,695,179	0.8%

	Total	10,607,598

Capital Goods (2.3%)
	Cortes NP Intermediate Holding II Corporation, Term Loan
3,365,000	5.030%, 11/30/2023[a]	3,384,618	0.7%
	Sterigenics-Nordion Holdings, LLC, Term Loan
2,300,000	4.150%, 5/15/2022[a]	2,294,250	0.5%
	Other Securities^	5,355,902	1.1%

	Total	11,034,770

Communications Services (8.7%)
	Cengage Learning Acquisitions, Term Loan
2,223,200	5.250%, 6/7/2023[a]	2,135,850	0.4%
	FairPoint Communications, Inc., Term Loan
1,578,692	7.500%, 2/14/2019[a]	1,583,949	0.3%
	Hargray Communications Group, Inc., Term Loan
1,735,859	4.897%, 6/26/2019[a]	1,737,300	0.4%
	Level 3 Financing, Inc., Term Loan
2,765,000	3.241%, 2/22/2024[a]	2,772,908	0.6%
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,275,000	4.658%, 1/7/2022[a]	2,270,018	0.5%
	LTS Buyer, LLC, Term Loan
2,080,605	4.397%, 4/13/2020[a]	2,086,181	0.4%
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,796,425	5.000%, 5/4/2022[a]	1,778,119	0.4%
	Sprint Communications, Inc., Term Loan
3,290,000	3.500%, 2/2/2024[a]	3,292,073	0.7%
	Univision Communications, Inc., Term Loan
1,900,864	3.750%, 3/15/2024[a]	1,887,500	0.4%
	Virgin Media Bristol, LLC, Term Loan
1,635,000	3.744%, 1/31/2025[a]	1,640,755	0.3%
	WideOpenWest Finance, LLC, Term Loan
3,930,250	4.554%, 8/18/2023[a]	3,950,452	0.8%
	Zayo Group, LLC, Term Loan
1,605,091	3.500%, 1/19/2024[a]	1,615,219	0.3%
	Other Securities^	15,424,909	3.2%

	Total	42,175,233

Consumer Cyclical (4.0%)
	Amaya Holdings BV, Term Loan
2,383,012	4.647%, 8/1/2021[a]	2,383,346	0.5%
	KAR Auction Services, Inc., Term Loan
1,485,000	4.500%, 3/9/2023[a]	1,496,138	0.3%
	Mohegan Tribal Gaming Authority, Term Loan
1,745,625	0.000%, 10/13/2023[a]	1,755,802	0.4%
	NEP/NCP Holdco, Inc., Term Loan
2,709,266	4.250%, 1/22/2020[a]	2,703,630	0.6%
	Scientific Games International, Inc., Term Loan
3,840,000	4.994%, 10/1/2021[a]	3,895,795	0.8%
	Other Securities^	7,046,405	1.4%

	Total	19,281,116

Consumer Non-Cyclical (4.2%)
	Albertson’s, LLC, Term Loan
1,689,287	4.302%, 6/22/2023[a]	1,696,331	0.3%
	CHS/Community Health Systems, Inc., Term Loan
1,801,903	4.048%, 1/27/2021[a]	1,789,885	0.4%
	JBS USA LUX SA, Term Loan
2,780,000	3.483%, 10/30/2022[a]	2,791,426	0.6%
	Ortho-Clinical Diagnostics, Inc., Term Loan
1,852,501	4.750%, 6/30/2021[a]	1,842,479	0.4%
	Valeant Pharmaceuticals International, Inc., Term Loan
4,674,449	5.740%, 4/1/2022[a,b,c]	4,701,234	1.0%
	Other Securities^	7,327,746	1.5%

	Total	20,149,101

Energy (1.1%)
	Other Securities^	5,366,414	1.1%

	Total	5,366,414

Financials (1.9%)
	ASP AMC Merger Sub, Inc., Term Loan
2,680,000	0.000%, 4/22/2024[a,b,c]	2,676,650	0.6%
	MoneyGram International, Inc., Term Loan
1,553,870	4.397%, 3/27/2020[a]	1,555,160	0.3%
	Sable International Finance, Ltd., Term Loan
1,870,000	5.743%, 12/30/2022[a]	1,878,415	0.4%
	Other Securities^	3,022,271	0.6%

	Total	9,132,496

Technology (3.5%)
	First Data Corporation, Term Loan
3,915,000	3.491%, 4/26/2024[a]	3,915,000	0.8%
814,522	3.988%, 7/8/2022[a]	818,799	0.2%
	Rackspace Hosting, LLC, Term Loan
1,605,975	4.535%, 11/3/2023[a]	1,617,024	0.3%
	Western Digital Corporation, Term Loan
2,937,638	3.743%, 4/29/2023[a]	2,962,284	0.6%
	Xerox Business Services, LLC, Term Loan
1,645,000	4.986%, 12/7/2023[a]	1,672,422	0.4%
	Other Securities^	5,971,381	1.2%

	Total	16,956,910

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Bank Loans (29.9%)	Value	% of Net Assets
Transportation (1.2%)
	Arctic LNG Carriers, Ltd., Term Loan
$2,990,000	0.000%, 4/21/2023[a,b,c]	$2,975,050	0.6%
	Other Securities^	2,705,253	0.6%

	Total	5,680,303

Utilities (0.8%)
	Calpine Corporation, Term Loan
1,890,380	3.900%, 1/15/2024[a]	1,895,313	0.4%
	Other Securities^	1,934,416	0.4%

	Total	3,829,729

	Total Bank Loans (cost $144,936,030)	144,213,670

Principal Amount	Long-Term Fixed Income (60.6%)	Value	% of Net Assets
Asset-Backed Securities (5.1%)
	Other Securities^	24,636,136	5.1%

	Total	24,636,136

Basic Materials (1.1%)
	Other Securities^	5,464,692	1.1%

	Total	5,464,692

Capital Goods (1.5%)
	Other Securities^	7,393,085	1.5%

	Total	7,393,085

Collateralized Mortgage Obligations (7.6%)
	Other Securities^	36,826,413	7.6%

	Total	36,826,413

Communications Services (2.8%)
	Other Securities^	13,404,286	2.8%

	Total	13,404,286

Consumer Cyclical (3.0%)
	Other Securities^	14,498,650	3.0%

	Total	14,498,650

Consumer Non-Cyclical (2.6%)
	Valeant Pharmaceuticals International
469,079	7.250%, 7/15/2022[d]	376,436	0.1%
	VPII Escrow Corporation
500,000	7.500%, 7/15/2021[d]	414,375	0.1%
	Other Securities^	11,591,824	2.4%

	Total	12,382,635

Energy (2.8%)
	Petrobras Global Finance BV
608,000	8.375%, 5/23/2021	687,648	0.2%
	Petroleos Mexicanos
631,000	6.375% - 6.500%, 2/4/2021 - 3/13/2027[d]	683,776	0.1%
	Other Securities^	12,299,330	2.5%

	Total	13,670,754

Financials (6.8%)
	Other Securities^	32,554,195	6.8%

	Total	32,554,195

Foreign Government (14.1%)
	Argentina Government International Bond
$4,827,547	2.500% -7.625%, 4/22/2021 - 4/22/2046[d,e]	$4,594,479	1.0%
	Brazil Government International Bond
1,800,000	2.625%, 1/5/2023[f]	1,680,750	0.3%
5,019,000	4.875% - 7.125%, 1/22/2021 - 2/21/2047[f]	5,245,312	1.1%
	Colombia Government International Bond
4,770,000	2.625% - 7.375%, 7/12/2021 - 6/15/2045[f]	5,026,108	1.0%
	Hungary Government International Bond
1,466,000	5.750%, 11/22/2023	1,667,575	0.3%
1,462,000	5.375%, 3/25/2024	1,640,218	0.3%
	Indonesia Government International Bond
1,744,000	5.125%, 1/15/2045[d]	1,850,571	0.4%
5,418,000	3.375% - 8.500%, 5/5/2021 - 10/12/2035[d]	6,112,879	1.4%
	Mexico Government International Bond
8,061,000	3.600% - 6.750%, 10/2/2023 - 10/12/2110[f]	8,334,081	1.7%
	Russia Government International Bond
3,000,000	5.000%, 4/29/2020[d]	3,206,052	0.7%
3,431,300	3.500% - 7.500%, 1/16/2019 - 4/4/2042[d,f]	3,823,260	0.8%
	Turkey Government International Bond
1,450,000	5.125%, 3/25/2022[f]	1,501,597	0.3%
8,680,000	4.250% - 7.000%, 6/5/2020 - 2/17/2045	9,128,684	1.9%
	Other Securities^	14,241,130	2.9%

	Total	68,052,696

Mortgage-Backed Securities (10.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
3,750,000	3.000%, 5/1/2032[c]	3,859,131	0.8%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
6,075,000	4.000%, 5/1/2047[c]	6,394,886	1.3%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
9,000,000	3.000%, 5/1/2047[c]	8,991,563	1.9%
12,800,000	3.500%, 5/1/2047[c]	13,161,999	2.7%
13,737,500	4.000%, 5/1/2047[c]	14,468,378	3.0%
2,900,000	4.500%, 5/1/2047[c]	3,120,219	0.7%

	Total	49,996,176

Technology (1.3%)
	First Data Corporation
550,000	5.375%, 8/15/2023[d]	572,000	0.1%
	Other Securities^	5,470,217	1.2%

	Total	6,042,217

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Long-Term Fixed Income (60.6%)	Value	% of Net Assets
Transportation (0.4%)
	Other Securities^	$1,910,145	0.4%

	Total	1,910,145

Utilities (1.1%)
	Other Securities^	5,331,719	1.1%

	Total	5,331,719

	Total Long-Term Fixed Income (cost $288,900,325)	292,163,799

Shares	Registered Investment Companies (3.2%)	Value	% of Net Assets
Equity Funds/ETFs (0.2%)
	Other Securities^	1,138,842	0.2%

	Total	1,138,842

Fixed Income Funds/ETFs (3.0%)
155,840	PowerShares Senior Loan Portfolio	3,627,955	0.7%
64,445	Vanguard Short-Term Corporate Bond ETF	5,150,444	1.1%
	Other Securities^	5,792,025	1.2%

	Total	14,570,424

	Total Registered Investment Companies (cost $16,542,758)	15,709,266

Shares	Preferred Stock (1.4%)	Value	% of Net Assets
Consumer Staples (0.1%)
	Other Securities^	402,821	0.1%

	Total	402,821

Energy (<0.1%)
	Other Securities^	249,183	<0.1%

	Total	249,183

Financials (1.3%)
	Other Securities^	6,237,322	1.3%

	Total	6,237,322

	Total Preferred Stock (cost $6,241,408)	6,889,326

Shares	Common Stock (0.8%)	Value	% of Net Assets
Energy (0.3%)
	Other Securities^	1,330,924	0.3%

	Total	1,330,924

Financials (0.4%)
	Other Securities^	1,949,211	0.4%

	Total	1,949,211

Materials (0.1%)
	Other Securities^	292,082	0.1%

	Total	292,082

	Total Common Stock (cost $3,118,656)	3,572,217

Shares	Collateral Held for Securities Loaned (2.3%)	Value	% of Net Assets
11,280,508	Thrivent Cash Management Trust	$11,280,508	2.3%

	Total Collateral Held for Securities Loaned (cost $11,280,508)	11,280,508

Shares or Principal Amount	Short-Term Investments (17.2%)[g]	Value	% of Net Assets
8,131,797	Thrivent Core Short-Term Reserve Fund 1.120%	81,317,967	16.9%
	Other Securities^	1,298,684	0.3%

	Total Short-Term Investments (cost $82,616,582)	82,616,651

	Total Investments (cost $553,636,267) 115.4%	$556,445,437

	Other Assets and Liabilities, Net (15.4%)	(74,458,409)

	Total Net Assets 100.0%	$481,987,028

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 28, 2017, the value of these investments was $65,776,427 or 13.6% of total net assets.

e	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 28, 2017.
f	All or a portion of the security is on loan.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Opportunity Income Plus Fund held restricted securities as of April 28, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of April 28, 2017, the value of these investments was $16,821,265 or 3.5% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Opportunity Income Plus Fund as of April 28, 2017:

Securities Lending Transactions

Taxable Debt Security	$10,919,859

Total lending	$10,919,859
Gross amount payable upon return of collateral for securities loaned	$11,280,508

Net amounts due to counterparty	$360,649

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Definitions:

ETF	- Exchange Traded Fund

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$9,095,435
Gross unrealized depreciation	(6,092,712)

Net unrealized appreciation (depreciation)	$3,002,723

Cost for federal income tax purposes	$553,442,714

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 28, 2017, in valuing Opportunity Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	10,607,598	–	10,607,598	–
Capital Goods	11,034,770	–	11,034,770	–
Communications Services	42,175,233	–	42,175,233	–
Consumer Cyclical	19,281,116	–	19,281,116	–
Consumer Non-Cyclical	20,149,101	–	20,149,101	–
Energy	5,366,414	–	5,366,414	–
Financials	9,132,496	–	9,132,496	–
TechnoIogy	16,956,910	–	16,956,910	–
Transportation	5,680,303	–	1,398,076	4,282,227
Utilities	3,829,729	–	3,829,729	–

Long-Term Fixed Income
Asset-Backed Securities	24,636,136	–	23,686,136	950,000
Basic Materials	5,464,692	–	5,464,692	–
Capital Goods	7,393,085	–	7,393,085	–
Collateralized Mortgage Obligations	36,826,413	–	36,026,413	800,000
Communications Services	13,404,286	–	13,404,286	–
Consumer Cyclical	14,498,650	–	14,498,650	–
Consumer Non-Cyclical	12,382,635	–	12,382,635	–
Energy	13,670,754	–	13,670,754	–
Financials	32,554,195	–	32,554,195	–
Foreign Government	68,052,696	–	68,052,696	–
Mortgage-Backed Securities	49,996,176	–	49,996,176	–
Technology	6,042,217	–	6,042,217	–
Transportation	1,910,145	–	1,910,145	–
Utilities	5,331,719	–	5,331,719	–

Registered Investment Companies
Fixed Income Funds/ETFs	14,570,424	14,570,424	–	–
Equity Funds/ETFs	1,138,842	1,138,842	–	–

Preferred Stock
Consumer Staples	402,821	402,821	–	–
Energy	249,183	–	249,183	–
Financials	6,237,322	4,835,718	1,401,604	–

Common Stock
Energy	1,330,924	1,330,924	–	–
Financials	1,949,211	1,949,211	–	–
Materials	292,082	292,082	–	–
Short-Term Investments	1,298,684	–	1,298,684	–

Subtotal Investments in Securities	$463,846,962	$24,520,022	$433,294,713	$6,032,227

Other Investments*	Total
Short-Term Investments	81,317,967
Collateral Held for Securities Loaned	11,280,508

Subtotal Other Investments	$92,598,475

Total Investments at Value	$556,445,437

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	225,088	225,088	–	–

Total Asset Derivatves	$225,088	$225,088	$–	$–

Liability Derivatives
Futures Contracts	155,545	155,545	–	–

Total Liability Derivatives	$155,545	$155,545	$–	$–

There were no significant transfers between Levels during the period ended April 28, 2017. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

The following table presents Opportunity Income Plus Fund’s futures contracts held as of April 28, 2017. Investments and/or cash totaling $899,062 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/ (Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	(70)	June 2017	($8,835,089)	($8,800,313)	$34,776
CBOT 2-Yr. U.S. Treasury Note	(73)	July 2017	(15,799,715)	(15,812,485)	(12,770)
CBOT 5-Yr. U.S. Treasury Note	134	July 2017	15,782,056	15,866,437	84,381
CBOT U.S. Long Bond	9	June 2017	1,350,732	1,376,718	25,986
CME S&P 500 Index	(24)	June 2017	(14,177,900)	(14,282,999)	(105,099)
CME Ultra Long Term U.S. Treasury Bond	26	June 2017	4,156,430	4,236,375	79,945
Ultra 10-Yr. U.S. Treasury Note	(16)	June 2017	(2,129,574)	(2,167,250)	(37,676)
Total Futures Contracts					$69,543

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 28, 2017, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$225,088
Total Interest Rate Contracts		225,088

Total Asset Derivatives		$225,088

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	105,099
Total Equity Contracts		105,099

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	50,446
Total Interest Rate Contracts		50,446

Total Liability Derivatives		$155,545

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 28, 2017, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	861,584

Total Interest Rate Contracts		861,584

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,296,598)

Total Equity Contracts		(1,296,598)

Total		($435,014)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 28, 2017, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	80,892

Total Interest Rate Contracts		80,892

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(318,999)

Total Equity Contracts		(318,999)

Total		($238,107)

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

The following table presents Opportunity Income Plus Fund’s average volume of derivative activity during the period ended April 28, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$13,794,010	3.1%
Interest Rate Contracts	62,794,910	13.9

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Opportunity Income Plus Fund, is as follows:

Fund	Value October 31, 2016	Gross Purchases	Gross Sales	Shares Held at April 28, 2017	Value April 28, 2017	Income Earned November 1, 2016 - April 28, 2017
Cash Management Trust-Collateral Investment	$12,236,852	$46,117,909	$47,074,253	11,280,508	$11,280,508	$34,927
Core Short-Term Reserve	60,152,003	175,070,296	153,904,332	8,131,797	81,317,967	343,733
Total Value and Income Earned	$72,388,855				$92,598,475	$378,660

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of April 28, 2017

(unaudited)

Shares	Common Stock (93.5%)	Value
Brazil (12.1%)
27,100	Ambev SA	$155,904
33,280	Banco Bradesco SA ADR	351,104
11,100	BRF SA	138,555
26,100	Lojas Renner SA	242,577
7,300	Multiplan Empreendimentos Imobiliarios SA	156,232
13,100	Ultrapar Participacoes SA	292,620
24,900	Vale SA ADR	213,642

	Total	1,550,634

Chile (2.2%)
6,800	Banco Santander Chile SA ADR	160,684
15,500	S.A.C.I. Falabella	123,941

	Total	284,625

China (1.1%)
198,000	PetroChina Company, Ltd.	139,111

	Total	139,111

Hong Kong (12.0%)
73,000	AIA Group, Ltd.	505,265
37,500	China Mobile, Ltd.	399,248
70,000	Hang Lung Group, Ltd.	291,895
5,406	Hong Kong Exchanges and Clearing, Ltd.	132,955
15,000	Swire Pacific, Ltd.	144,643
18,600	Swire Properties, Ltd.	62,357

	Total	1,536,363

Hungary (1.2%)
6,500	Richter Gedeon Nyrt	157,406

	Total	157,406

India (15.5%)
12,500	Grasim Industries, Ltd. GDR	224,250
2,500	Hero Motocorp, Ltd.	128,999
9,000	Hindustan Unilever, Ltd.	130,783
22,039	Housing Development Finance Corporation	526,181
14,855	ICICI Bank, Ltd. ADR	127,307
8,141	Infosys, Ltd. ADR	118,533
75,120	ITC, Ltd. GDR	326,453
3,849	Kotak Mahindra Bank, Ltd.	53,958
3,400	Tata Consultancy Services, Ltd.	120,052
3,600	Ultra Tech Cement, Ltd. GDR	237,777

	Total	1,994,293

Indonesia (5.1%)
624,500	Astra International Tbk PT	418,535
138,400	Indocement Tunggal Prakarsa Tbk PT	175,677
46,300	PT Bank Central Asia Tbk	61,576

	Total	655,788

Luxembourg (1.4%)
5,700	Tenaris SA ADR	178,011

	Total	178,011

Malaysia (0.8%)
23,000	Public Bank Berhad	105,701

	Total	105,701

Mexico (7.2%)
4,200	Fomento Economico Mexicano SAB de CV ADR	378,168
1,000	Grupo Aeroportuario del Sureste SAB de CV ADR	189,400
60,900	Grupo Financiero Banorte SAB de CV ADR	351,452

	Total	919,020

Philippines (4.2%)
7,300	Ayala Corporation	126,574
315,000	Ayala Land, Inc.	222,602
90,600	Bank of the Philippine Islands	190,031

	Total	539,207

Poland (1.1%)
3,721	Bank Pekao SA	134,850

	Total	134,850

Portugal (1.1%)
7,900	Jeronimo Martins SGPS SA	144,973

	Total	144,973

Russia (4.1%)
5,300	Lukoil ADR	263,075
1,678	Magnit PJSC	258,758

	Total	521,833

South Africa (3.7%)
14,500	Massmart Holdings, Ltd.	140,218
14,096	MTN Group, Ltd.	133,310
31,696	Truworths International, Ltd.	205,237

	Total	478,765

South Korea (3.2%)
329	Amorepacific Corporation	54,951
716	Amorepacific Group	82,721
384	NAVER Corporation	269,885

	Total	407,557

Taiwan (5.0%)
34,000	Taiwan Mobile Company, Ltd.	125,534
81,000	Taiwan Semiconductor Manufacturing Company, Ltd.	521,793

	Total	647,327

Thailand (4.9%)
20,700	Siam Cement pcl	319,429
68,700	Siam Commercial Bank pcl	309,281

	Total	628,710

Turkey (4.3%)
74,400	Akbank TAS	199,136
12,500	BIM Birlesik Magazalar AS	204,185
56,300	Turkiye Garanti Bankasi AS	151,979

	Total	555,300

United Kingdom (1.5%)
5,100	BHP Billiton plc	77,517
12,546	Standard Chartered plc[a]	117,247

	Total	194,764

United States (1.8%)
6,600	Yum China Holding, Inc.[a]	225,192

	Total	225,192

	Total Common Stock (cost $11,682,291)	11,999,430

Shares	Preferred Stock (5.1%)
South Korea (5.1%)
430	Samsung Electronics Company, Ltd.	662,168

	Total	662,168

	Total Preferred Stock (cost $434,345)	662,168

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of April 28, 2017

(unaudited)

Shares or Principal Amount	Short-Term Investments (1.2%)[b]	Value
15,406	Thrivent Core Short-Term Reserve Fund 1.120%	$154,060

	Total Short-Term Investments (cost $154,060)	154,060

	Total Investments (cost $12,270,696) 99.8%	$12,815,658

	Other Assets and Liabilities, Net 0.2%	21,334

	Total Net Assets 100.0%	$12,836,992

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,328,277
Gross unrealized depreciation	(789,652)

Net unrealized appreciation (depreciation)	$538,625

Cost for federal income tax purposes	$12,277,033

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of April 28, 2017

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 28, 2017, in valuing Partner Emerging Markets Equity Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	1,344,481	225,192	1,119,289	–
Consumer Staples	2,015,669	378,168	1,637,501	–
Energy	872,817	178,011	694,806	–
Financials	3,605,281	639,095	2,966,186	–
Health Care	157,406	–	157,406	–
Industrials	189,400	189,400	–	–
Information Technology	1,030,263	118,533	911,730	–
Materials	1,248,292	451,419	796,873	–
Real Estate	877,729	–	877,729	–
Telecommunications Services	658,092	–	658,092	–

Preferred Stock
Information Technology	662,168	–	662,168	–

Subtotal Investments in Securities	$12,661,598	$2,179,818	$10,481,780	$–

Other Investments*	Total
Short-Term Investments	154,060

Subtotal Other Investments	$154,060

Total Investments at Value	$12,815,658

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended April 28, 2017. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Core Short-Term Reserve Fund is established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Partner Emerging Markets Equity Fund, is as follows:

Fund	Value October 31, 2016	Gross Purchases	Gross Sales	Shares Held at April 28, 2017	Value April 28, 2017	Income Earned November 1, 2016 - April 28, 2017
Core Short-Term Reserve	$214,568	$3,132,370	$3,192,878	15,406	$154,060	$1,352
Total Value and Income Earned	$214,568				$154,060	$1,352

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of April 28, 2017

(unaudited)

Shares	Common Stock (94.4%)	Value
Consumer Discretionary (8.7%)
34,930	Cedar Fair, LP	$2,503,433
75,352	Core-Mark Holding Company, Inc.	2,638,827
56,510	G-lll Apparel Group, Ltd.[a]	1,339,287
183,110	Houghton Mifflin Harcourt Company[a]	2,105,765
140,770	Nutrisystem, Inc.	7,524,156
46,970	Oxford Industries, Inc.	2,723,321
38,780	Papa John’s International, Inc.	3,065,947
371,830	Pinnacle Entertainment, Inc.[a]	7,648,543
34,280	Stamps.com, Inc.[a,b]	3,638,822
384,675	Tuesday Morning Corporation[a]	1,250,194
154,161	Tupperware Brands Corporation	11,070,301
93,630	Zoe’s Kitchen, Inc.[a,b]	1,690,022

	Total	47,198,618

Consumer Staples (2.3%)
67,804	AdvancePierre Foods Holdings, Inc.	2,754,199
318,500	Cott Corporation	4,194,645
108,340	MGP Ingredients, Inc.[b]	5,672,682

	Total	12,621,526

Energy (3.7%)
252,510	Callon Petroleum Company[a]	2,989,718
108,730	Oil States International, Inc.[a]	3,234,718
461,210	Rowan Companies plc[a]	6,489,225
120,490	RPC, Inc.[b]	2,189,303
451,795	WPX Energy, Inc.[a]	5,389,914

	Total	20,292,878

Financials (22.0%)
71,930	Allied World Assurance Company Holdings AG	3,818,764
111,473	Ameris Bancorp	5,250,378
31,335	Argo Group International Holdings, Ltd.	2,066,543
241,349	Assured Guaranty, Ltd.	9,202,637
213,730	BancorpSouth, Inc.	6,508,079
114,992	Chemical Financial Corporation	5,456,371
256,426	CoBiz Financial, Inc.	4,213,079
177,495	Hamilton Lane, Inc.[a]	3,322,706
283,671	Hanmi Financial Corporation	8,240,643
63,378	Hanover Insurance Group, Inc.	5,594,376
177,950	Heritage Commerce Corporation	2,541,126
214,609	Hope Bancorp, Inc.	3,929,491
123,691	Horace Mann Educators Corporation	4,780,657
184,837	Houlihan Lokey, Inc.	6,199,433
55,803	IBERIABANK Corporation	4,427,968
53,677	Infinity Property & Casualty Corporation	5,327,442
27,000	Meta Financial Group, Inc.	2,292,300
155,100	National Bank Holdings Corporation	4,896,507
71,980	Primerica, Inc.	6,031,924
113,682	Renasant Corporation	4,820,117
96,397	State Auto Financial Corporation	2,590,187
120,182	Stifel Financial Corporation[a]	5,873,294
218,320	Synovus Financial Corporation	9,125,776
134,270	United Community Banks, Inc.	3,672,285

	Total	120,182,083

Health Care (10.6%)
70,360	Akorn, Inc.[a]	2,353,542
27,820	Align Technology, Inc.[a]	3,745,128
247,320	Catalent, Inc.[a]	7,241,530
47,630	Chemed Corporation	9,591,729
26,381	Heska Corporation[a]	2,855,743
50,850	Neurocrine Biosciences, Inc.[a]	2,715,390
105,398	NuVasive, Inc.[a]	7,642,409
174,350	Omnicell, Inc.[a]	7,218,090
99,460	PerkinElmer, Inc.	5,908,919
24,390	Teleflex, Inc.	5,046,047
35,814	West Pharmaceutical Services, Inc.	3,295,963

	Total	57,614,490

Industrials (19.7%)
57,570	AGCO Corporation	3,683,904
203,480	AZZ, Inc.	12,015,494
108,880	BWX Technologies, Inc.	5,353,630
55,530	Curtiss-Wright Corporation	5,189,834
68,380	Encore Wire Corporation	3,022,396
80,700	Genesee & Wyoming, Inc.[a]	5,468,232
77,017	Granite Construction, Inc.	4,059,566
63,240	ICF International, Inc.[a]	2,792,046
161,860	Kirby Corporation[a]	11,427,316
48,420	Lindsay Corporation[b]	4,205,761
289,040	MRC Global, Inc.[a]	5,269,199
86,660	Orbital ATK, Inc.	8,579,340
86,140	Oshkosh Corporation	5,977,255
131,146	Raven Industries, Inc.	4,065,526
109,510	Saia, Inc.[a]	5,272,907
242,456	Team, Inc.[a]	6,522,066
37,597	Tennant Company	2,753,980
160,890	TransUnion[a]	6,440,427
60,813	Waste Connections, Inc.	5,596,012

	Total	107,694,891

Information Technology (17.6%)
104,202	Arista Networks, Inc.[a]	14,550,767
102,730	Belden, Inc.	7,160,281
147,270	Booz Allen Hamilton Holding Corporation	5,291,411
279,340	Ciena Corporation[a]	6,399,680
57,200	Criteo SA ADR[a]	3,111,108
176,190	Dolby Laboratories, Inc.	9,290,499
90,257	DST Systems, Inc.	11,111,539
52,310	Envestnet, Inc.[a]	1,820,388
22,470	Finisar Corporation[a]	513,215
77,490	Guidewire Software, lnc.[a]	4,764,860
20,480	ll-VI, lnc.[a]	678,912
47,130	M/A-COM Technology Solutions Holdings, Inc.[a]	2,303,715
91,600	Microsemi Corporation[a]	4,299,704
237,800	National Instruments Corporation	8,301,598
188,004	Pegasystems, Inc.	8,563,582
23,895	Q2 Holdings, Inc.[a]	911,594
223,032	Virtusa Corporation[a]	6,909,531

	Total	95,982,384

Materials (3.8%)
63,974	Balchem Corporation	5,192,130
60,580	Materion Corporation	2,305,069
37,440	Neenah Paper, Inc.	2,933,424
42,681	Scotts Miracle-Gro Company	4,122,984
73,720	Sensient Technologies Corporation	6,030,296

	Total	20,583,903

Real Estate (3.5%)
62,420	American Assets Trust, Inc.	2,673,448
221,777	Cousins Properties, Inc.	1,882,887
55,820	CyrusOne, Inc.	3,050,005
23,120	Mid-America Apartment Communities, Inc.	2,293,735
43,717	Pebblebrook Hotel Trust	1,301,018
120,500	Physicians Realty Trust	2,366,620
185,789	Terreno Realty Corporation	5,737,164

	Total	19,304,877

Utilities (2.5%)
91,660	MDU Resources Group, Inc.	2,465,654

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of April 28, 2017

(unaudited)

Shares	Common Stock (94.4%)	Value
Utilities (2.5%) - continued
68,780	New Jersey Resources Corporation	$2,775,273
117,060	PNM Resources, Inc.	4,360,485
44,800	Southwest Gas Holdings, Inc.	3,752,448

	Total	13,353,860

	Total Common Stock (cost $399,728,188)	514,829,510

Shares	Registered Investment Companies (2.7%)	Value
Equity Funds/ETFs (2.7%)
17,579	iShares Russell 2000 Index Fund	2,444,536
42,670	iShares Russell 2000 Value Index Fund	5,060,662
74,730	Materials Select Sector SPDR Fund[b]	3,965,921
47,780	SPDR S&P Biotech ETF[b]	3,413,403

	Total	14,884,522

	Total Registered Investment Companies (cost $12,093,490)	14,884,522

Shares	Collateral Held for Securities Loaned (3.7%)	Value
20,171,863	Thrivent Cash Management Trust	20,171,863

	Total Collateral Held for Securities Loaned (cost $20,171,863)	20,171,863

Shares or Principal Amount	Short-Term Investments (3.1%)[c]	Value
	Thrivent Core Short-Term Reserve Fund
1,692,515	1.120%	16,925,145

	Total Short-Term Investments (cost $16,925,145)	16,925,145

	Total Investments (cost $448,918,686) 103.9%	$566,811,040

	Other Assets and Liabilities, Net (3.9%)	(21,460,527)

	Total Net Assets 100.0%	$545,350,513

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Stock Fund as of April 28, 2017:

Securities Lending Transactions

Common Stock	$19,229,437

Total lending	$19,229,437
Gross amount payable upon return of collateral for securities loaned	$20,171,863

Net amounts due to counterparty	$942,426

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$129,605,916
Gross unrealized depreciation	(11,712,188)

Net unrealized appreciation (depreciation)	$117,893,728

Cost for federal income tax purposes	$448,917,312

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of April 28, 2017

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 28, 2017, in valuing Small Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	47,198,618	47,198,618	–	–
Consumer Staples	12,621,526	12,621,526	–	–
Energy	20,292,878	20,292,878	–	–
Financials	120,182,083	120,182,083	–	–
Health Care	57,614,490	57,614,490	–	–
Industrials	107,694,891	107,694,891	–	–
Information Technology	95,982,384	95,982,384	–	–
Materials	20,583,903	20,583,903	–	–
Real Estate	19,304,877	19,304,877	–	–
Utilities	13,353,860	13,353,860	–	–
Registered Investment Companies
Equity Funds/ETFs	14,884,522	14,884,522	–	–

Subtotal Investments in Securities	$529,714,032	$529,714,032	$–	$–

Other Investments*	Total

Short-Term Investments	16,925,145
Collateral Held for Securities Loaned	20,171,863

Subtotal Other Investments	$37,097,008

Total Investments at Value	$566,811,040

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended April 28, 2017. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Small Cap Stock Fund, is as follows:

Fund	Value October 31, 2016	Gross Purchases	Gross Sales	Shares Held at April 28, 2017	Value April 28, 2017	Income Earned November 1, 2016 - April 28, 2017
Cash Management Trust-Collateral Investment	$30,024,962	$161,649,316	$171,502,415	20,171,863	$20,171,863	$56,407
Core Short-Term Reserve	6,538,025	76,196,161	65,809,041	1,692,515	16,925,145	43,922
Total Value and Income Earned	$36,562,987				$37,097,008	$100,329

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK FUND

Schedule of Investments as of April 28, 2017

(unaudited)

Shares	Common Stock (93.0%)	Value
Consumer Discretionary (12.4%)
1,194,475	American Axle & Manufacturing Holdings, Inc.[a]	$21,010,815
560,050	Aramark	20,453,026
314,400	Cheesecake Factory, Inc.	20,171,904
506,000	DISH Network Corporation[a]	32,606,640
220,475	Dollar Tree, Inc.[a]	18,248,716
282,386	Scripps Networks Interactive, Inc.	21,099,882
1,039,887	Time, Inc.	15,806,282
598,026	Toll Brothers, Inc.	21,522,956
138,825	Whirlpool Corporation	25,777,026

	Total	196,697,247

Consumer Staples (1.8%)
226,550	Ingredion, Inc.	28,051,421

	Total	28,051,421

Energy (4.4%)
99,375	Cimarex Energy Company	11,595,075
303,825	Continental Resources, Inc.[a,b]	12,885,218
380,689	Oil States International, Inc.[a]	11,325,498
541,173	Parsley Energy, Inc.[a]	16,121,544
513,325	Patterson-UTI Energy, Inc.	11,110,919
626,775	WPX Energy, Inc.[a]	7,477,426

	Total	70,515,680

Financials (17.7%)
481,200	Ally Financial, Inc.	9,527,760
887,350	Assured Guaranty, Ltd.	33,834,656
471,475	First Republic Bank	43,592,579
3,039,426	Huntington Bancshares, Inc.	39,087,018
2,228,700	KeyCorp	40,651,488
135,700	M&T Bank Corporation	21,089,137
524,749	Raymond James Financial, Inc.	39,104,295
1,345,750	Zions Bancorporation	53,870,372

	Total	280,757,305

Health Care (10.4%)
169,314	C.R. Bard, Inc.	52,060,669
219,975	Edwards Lifesciences Corporation[a]	24,124,658
850,650	Hologic, Inc.[a]	38,406,847
260,789	Universal Health Services, Inc.	31,492,880
111,750	Waters Corporation[a]	18,985,208

	Total	165,070,262

Industrials (17.3%)
403,275	AGCO Corporation	25,805,567
498,475	CSX Corporation	25,342,469
157,020	Equifax, Inc.	21,246,376
191,800	Huntington Ingalls Industries, Inc.	38,530,702
654,894	Oshkosh Corporation	45,443,095
1,077,190	Southwest Airlines Company	60,559,622
393,650	United Continental Holdings, Inc.[a]	27,638,167
258,450	WABCO Holdings, Inc.[a]	30,721,951

	Total	275,287,949

Information Technology (16.7%)
324,175	Akamai Technologies, Inc.[a]	19,755,225
221,200	Alliance Data Systems Corporation	55,218,156
1,297,640	Applied Materials, Inc.	52,697,160
277,550	Paycom Software, Inc.[a,b]	16,722,388
449,853	PayPal Holdings, Inc.[a]	21,466,985
450,550	Red Hat, Inc.[a]	39,684,444
1,145,301	Teradyne, Inc.	40,394,766
1,218,925	Twitter, Inc.[a,b]	20,087,884

	Total	266,027,008

Materials (4.4%)
916,950	Owens-Illinois, Inc.[a]	20,007,849
1,368,833	Steel Dynamics, Inc.	49,469,625

	Total	69,477,474

Real Estate (6.4%)
246,000	Camden Property Trust	20,253,180
182,650	Digital Realty Trust, Inc.	20,975,526
782,700	Duke Realty Corporation	21,704,271
848,250	General Growth Properties, Inc.	18,330,683
1,128,759	Host Hotels & Resorts, Inc.	20,261,224

	Total	101,524,884

Utilities (1.5%)
530,550	Public Service Enterprise Group, Inc.	23,370,727

	Total	23,370,727

	Total Common Stock (cost $990,032,474)	1,476,779,957

Shares	Collateral Held for Securities Loaned (0.8%)	Value
13,740,760	Thrivent Cash Management Trust	13,740,760

	Total Collateral Held for Securities Loaned (cost $13,740,760)	13,740,760

Shares or Principal Amount	Short-Term Investments (7.1%)[c]	Value
	Federal Home Loan Bank Discount Notes
3,600,000	0.760%, 5/3/2017	3,599,852
4,400,000	0.770%, 5/23/2017	4,398,011
550,000	0.775%, 6/7/2017	549,553
2,100,000	0.780%, 6/9/2017	2,098,202
6,000,000	0.787%, 6/14/2017	5,994,204
4,860,000	0.775%, 6/16/2017	4,855,096
1,600,000	0.780%, 6/21/2017	1,598,210
3,825,000	0.810%, 6/28/2017	3,820,131
2,200,000	0.825%, 7/11/2017	2,196,355
3,050,000	0.835%, 7/12/2017	3,044,876
	Thrivent Core Short-Term Reserve Fund
8,032,493	1.120%	80,324,930

	Total Short-Term Investments (cost $112,478,065)	112,479,420

	Total Investments (cost $1,116,251,299) 100.9%	$1,603,000,137

	Other Assets and Liabilities, Net (0.9%)	(14,854,054)

	Total Net Assets 100.0%	$1,588,146,083

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK FUND

Schedule of Investments as of April 28, 2017

(unaudited)

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Mid Cap Stock Fund as of April 28, 2017:

Securities Lending Transactions

Common Stock	$13,346,542

Total lending	$13,346,542
Gross amount payable upon return of collateral for securities loaned	$13,740,760

Net amounts due to counterparty	$394,218

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$503,094,669
Gross unrealized depreciation	(17,134,917)

Net unrealized appreciation (depreciation)	$485,959,752

Cost for federal income tax purposes	$1,117,040,385

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 28, 2017, in valuing Mid Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	196,697,247	196,697,247	–	–
Consumer Staples	28,051,421	28,051,421	–	–
Energy	70,515,680	70,515,680	–	–
Financials	280,757,305	280,757,305	–	–
Health Care	165,070,262	165,070,262	–	–
Industrials	275,287,949	275,287,949	–	–
Information Technology	266,027,008	266,027,008	–	–
Materials	69,477,474	69,477,474	–	–
Real Estate	101,524,884	101,524,884	–	–
Utilities	23,370,727	23,370,727	–	–
Short-Term Investments	32,154,490	–	32,154,490	–

Subtotal Investments in Securities	$1,508,934,447	$1,476,779,957	$32,154,490	$–

Other Investments*	Total

Short-Term Investments	80,324,930
Collateral Held for Securities Loaned	13,740,760

Subtotal Other Investments	$94,065,690

Total Investments at Value	$1,603,000,137

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended April 28, 2017. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Fund, is as follows:

Fund	Value October 31, 2016	Gross Purchases	Gross Sales	Shares Held at April 28, 2017	Value April 28, 2017	Income Earned November 1, 2016 - April 28, 2017
Cash Management Trust-Collateral Investment	$27,756,275	$213,149,076	$227,164,591	13,740,760	$13,740,760	$54,087
Core Short-Term Reserve	64,625,884	117,879,846	102,180,800	8,032,493	80,324,930	342,746
Total Value and Income Earned	$92,382,159				$94,065,690	$396,833

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Shares	Common Stock (87.9%)	Value	% of Net Assets
Australia (5.3%)
276,341	Australia & New Zealand Banking Group, Ltd.	$6,764,552	0.8%
	Other Securities^	36,782,042	4.5%

	Total	43,546,594

Austria (0.8%)
88,783	OMV AG	4,089,450	0.5%
	Other Securities^	2,464,463	0.3%

	Total	6,553,913

Belgium (1.3%)
32,596	Solvay SA	4,145,926	0.5%
	Other Securities^	6,991,509	0.8%

	Total	11,137,435

Bermuda (<0.1%)
	Other Securities^	61,125	<0.1%

	Total	61,125

Brazil (1.6%)
306,485	Banco Bradesco SA ADR	3,233,417	0.4%
	Other Securities^	9,601,714	1.2%

	Total	12,835,131

Canada (3.0%)
42,748	Canadian National Railway Company	3,089,957	0.3%
32,645	Dollarama, Inc.	2,857,828	0.4%
	Other Securities^	18,948,464	2.3%

	Total	24,896,249

Cayman Islands (0.2%)
	Other Securities^	2,040,399	0.2%

	Total	2,040,399

Chile (0.3%)
	Other Securities^	2,566,609	0.3%

	Total	2,566,609

China (0.1%)
	Other Securities^	825,533	0.1%

	Total	825,533

Denmark (1.1%)
	Other Securities^	8,920,891	1.1%

	Total	8,920,891

Faroe Islands (0.1%)
	Other Securities^	446,883	0.1%

	Total	446,883

Finland (1.4%)
243,166	UPM-Kymmene Oyj	6,406,626	0.8%
	Other Securities^	5,099,922	0.6%

	Total	11,506,548

France (4.6%)
131,842	Eutelsat Communications	3,119,319	0.4%
13,728	LVMH Moet Hennessy Louis Vuitton SE	3,389,019	0.4%
56,106	Sanofi	5,301,676	0.6%
126,460	Total SA	6,491,606	0.8%
	Other Securities^	19,913,505	2.4%

	Total	38,215,125

Germany (6.2%)
27,912	Allianz SE	5,313,828	0.6%
104,031	Evonik Industries AG	3,473,597	0.4%
35,797	Fresenius SE & Company KGaA	2,904,225	0.4%
49,452	SAP SE	4,953,415	0.6%
57,387	Siemens AG	8,231,768	1.0%
	Other Securities^	26,425,416	3.2%

	Total	51,302,249

Hong Kong (2.7%)
641,400	AIA Group, Ltd.	4,439,409	0.5%
347,500	China Mobile, Ltd.	3,699,702	0.5%
	Other Securities^	14,283,580	1.7%

	Total	22,422,691

Hungary (0.2%)
	Other Securities^	1,598,515	0.2%

	Total	1,598,515

India (2.5%)
209,191	Housing Development Finance Corporation	4,994,432	0.6%
796,296	ITC, Ltd.	3,438,269	0.4%
48,428	Ultra Tech Cement, Ltd.	3,199,002	0.4%
	Other Securities^	9,131,094	1.1%

	Total	20,762,797

Indonesia (0.7%)
5,760,400	Astra International Tbk PT	3,860,574	0.5%
	Other Securities^	1,969,471	0.2%

	Total	5,830,045

Ireland (0.5%)
	Other Securities^	4,398,687	0.5%

	Total	4,398,687

Israel (0.4%)
	Other Securities^	3,475,818	0.4%

	Total	3,475,818

Italy (1.9%)
	Other Securities^	15,456,448	1.9%

	Total	15,456,448

Japan (18.8%)
151,500	Bridgestone Corporation	6,319,259	0.8%
265,600	Honda Motor Company, Ltd.	7,730,465	0.9%
1,051,500	Mitsubishi UFJ Financial Group, Inc.	6,662,931	0.8%
2,798,400	Mizuho Financial Group, Inc.	5,115,278	0.6%
46,700	SoftBank Group Corporation	3,542,322	0.5%
80,000	Subaru Corporation	3,032,968	0.4%
126,300	Sumitomo Mitsui Trust Holdings, Inc.	4,326,499	0.5%
	Other Securities^	118,553,693	14.3%

	Total	155,283,415

Jersey (0.3%)
	Other Securities^	2,205,105	0.3%

	Total	2,205,105

Luxembourg (0.7%)
242,563	Subsea 7 SA	3,997,351	0.5%
	Other Securities^	1,632,931	0.2%

	Total	5,630,282

Malaysia (0.2%)

	Other Securities^	1,408,577	0.2%

	Total	1,408,577

Mexico (1.1%)
38,000	Fomento Economico Mexicano SAB de CV ADR	3,421,520	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Shares	Common Stock (87.9%)	Value	% of Net Assets
Mexico (1.1%) - continued
558,813	Grupo Financiero Banorte SAB de CV ADR	$3,224,894	0.4%
	Other Securities^	2,482,222	0.3%

	Total	9,128,636

Netherlands (2.0%)
78,027	Unilever NV	4,087,486	0.5%
	Other Securities^	12,391,305	1.5%

	Total	16,478,791

Norway (1.2%)
599,111	Norsk Hydro ASA	3,414,121	0.4%
	Other Securities^	6,112,354	0.8%

	Total	9,526,475

Philippines (0.6%)
	Other Securities^	4,578,290	0.6%

	Total	4,578,290

Poland (0.2%)
	Other Securities^	1,264,711	0.2%

	Total	1,264,711

Portugal (0.9%)
	Other Securities^	7,520,522	0.9%

	Total	7,520,522

Russia (0.6%)
	Other Securities^	4,899,762	0.6%

	Total	4,899,762

Singapore (0.3%)
	Other Securities^	2,636,292	0.3%

	Total	2,636,292

South Africa (0.5%)
	Other Securities^	4,432,459	0.5%

	Total	4,432,459

South Korea (0.4%)
	Other Securities^	3,680,705	0.4%

	Total	3,680,705

Spain (1.9%)
829,828	Mapfre SA	2,894,498	0.4%
	Other Securities^	12,999,273	1.5%

	Total	15,893,771

Sweden (2.5%)
368,862	Nordea Bank AB	4,536,568	0.6%
136,499	SKF AB	2,995,494	0.4%
	Other Securities^	13,280,463	1.5%

	Total	20,812,525

Switzerland (6.5%)
95,561	Adecco SA	7,100,356	0.9%
122,570	Nestle SA	9,440,404	1.2%
84,730	Novartis AG	6,522,945	0.8%
27,185	Roche Holding AG-Genusschein	7,113,349	0.8%
	Other Securities^	23,264,045	2.8%

	Total	53,441,099

Taiwan (0.7%)
752,362	Taiwan Semiconductor Manufacturing Company, Ltd.	4,846,637	0.6%
	Other Securities^	1,185,558	0.1%

	Total	6,032,195

Thailand (0.7%)
191,150	Siam Cement pcl	2,949,699	0.4%
	Other Securities^	2,695,293	0.3%

	Total	5,644,992

Turkey (0.6%)
	Other Securities^	5,155,653	0.6%

	Total	5,155,653

United Kingdom (12.1%)
898,751	BP plc	5,145,014	0.6%
79,711	British American Tobacco plc	5,385,554	0.7%
104,896	Diageo plc	3,053,234	0.4%
236,571	GlaxoSmithKline plc	4,761,679	0.6%
1,956,712	HSBC Holdings plc	16,135,715	2.0%
16,635	Royal Dutch Shell plc	433,755	<0.1%
38,373	Royal Dutch Shell plc, Class A	996,490	0.1%
267,115	Royal Dutch Shell plc, Class B	7,107,137	0.9%
	Other Securities^	56,506,099	6.8%

	Total	99,524,677

United States (0.2%)
	Other Securities^	1,740,120	0.2%

	Total	1,740,120

	Total Common Stock (cost $656,698,406)	725,718,739

Principal Amount	Long-Term Fixed Income (8.9%)		% of Net Assets
Angola (<0.1%)
	Other Securities^	219,925	<0.1%

	Total	219,925

Argentina (0.5%)
	Other Securities^	4,184,166	0.5%

	Total	4,184,166

Azerbaijan (<0.1%)
	Other Securities^	207,977	<0.1%

	Total	207,977

Bahrain (<0.1%)
	Other Securities^	207,782	<0.1%

	Total	207,782

Belize (<0.1%)
	Other Securities^	88,335	<0.1%

	Total	88,335

Bermuda (0.1%)
	Other Securities^	698,667	0.1%

	Total	698,667

Bolivia (<0.1%)
	Other Securities^	330,650	<0.1%

	Total	330,650

Brazil (0.4%)
	Other Securities^	3,234,325	0.4%

	Total	3,234,325

Bulgaria (0.1%)
	Other Securities^	1,237,389	0.1%

	Total	1,237,389

Cayman Islands (<0.1%)
	Other Securities^	352,654	<0.1%

	Total	352,654

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Long-Term Fixed Income (8.9%)	Value	% of Net Assets
	Chile (0.2%)
	Other Securities^	$1,691,354	0.2%

	Total	1,691,354

	Colombia (0.3%)
	Other Securities^	2,567,852	0.3%

	Total	2,567,852

	Costa Rica (0.2%)
	Other Securities^	1,729,433	0.2%

	Total	1,729,433

	Cote D’Ivoire (<0.1%)
	Other Securities^	223,939	<0.1%

	Total	223,939

	Croatia (<0.1%)
	Other Securities^	283,767	<0.1%

	Total	283,767

	Dominican Republic (0.4%)
	Other Securities^	3,303,554	0.4%

	Total	3,303,554

	Ecuador (0.3%)
	Other Securities^	2,289,923	0.3%

	Total	2,289,923

	El Salvador (0.2%)
	Other Securities^	1,097,237	0.2%

	Total	1,097,237

	Guatemala (0.2%)
	Other Securities^	1,574,867	0.2%

	Total	1,574,867

	Honduras (0.1%)
	Other Securities^	992,918	0.1%

	Total	992,918

	Hong Kong (<0.1%)
	Other Securities^	200,052	<0.1%

	Total	200,052

	Hungary (0.3%)
	Other Securities^	2,100,112	0.3%

	Total	2,100,112

	India (<0.1%)
	Other Securities^	262,230	<0.1%

	Total	262,230

	Indonesia (0.8%)
	Other Securities^	6,668,361	0.8%

	Total	6,668,361

	Israel (<0.1%)
	Other Securities^	160,800	<0.1%

	Total	160,800

	Ivory Coast (<0.1%)
	Other Securities^	201,056	<0.1%

	Total	201,056

	Japan (<0.1%)
	Other Securities^	261,761	<0.1%

	Total	261,761

	Jordan (<0.1%)
	Other Securities^	204,320	<0.1%

	Total	204,320

	Kazakhstan (0.1%)
	Other Securities^	612,294	0.1%

	Total	612,294

	Kenya (0.1%)
	Other Securities^	435,461	0.1%

	Total	435,461

	Luxembourg (0.2%)
	Other Securities^	1,923,115	0.2%

	Total	1,923,115

	Macedonia The Former Yugoslav Republic Of (0.1%)
	Other Securities^	716,902	0.1%

	Total	716,902

	Mauritius (<0.1%)
	Other Securities^	398,965	<0.1%

	Total	398,965

	Mexico (0.5%)
	Other Securities^	4,304,107	0.5%

	Total	4,304,107

	Mongolia (0.1%)
	Other Securities^	413,228	0.1%

	Total	413,228

	Netherlands (0.3%)
	Other Securities^	2,417,992	0.3%

	Total	2,417,992

	Nigeria (0.1%)
	Other Securities^	880,894	0.1%

	Total	880,894

	Pakistan (0.1%)
	Other Securities^	500,981	0.1%

	Total	500,981

	Panama (<0.1%)
	Other Securities^	53,687	<0.1%

	Total	53,687

	Paraguay (0.2%)
	Other Securities^	1,567,950	0.2%

	Total	1,567,950

	Peru (0.1%)
	Other Securities^	1,056,917	0.1%

	Total	1,056,917

	Romania (0.2%)
	Other Securities^	1,475,028	0.2%

	Total	1,475,028

	Russia (0.1%)
	Other Securities^	968,962	0.1%

	Total	968,962

	South Africa (0.1%)
	Other Securities^	1,160,629	0.1%

	Total	1,160,629

	South Korea (0.1%)
	Other Securities^	574,105	0.1%

	Total	574,105

	Sri Lanka (0.2%)
	Other Securities^	1,493,572	0.2%

	Total	1,493,572

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Long-Term Fixed Income (8.9%)	Value	% of Net Assets
Suriname (0.1%)
	Other Securities^	$484,800	0.1%

	Total	484,800

Turkey (0.7%)
	Other Securities^	5,381,790	0.7%

	Total	5,381,790

Ukraine (0.2%)
	Other Securities^	1,561,962	0.2%

	Total	1,561,962

United Arab Emirates (0.2%)
	Other Securities^	849,423	0.2%

	Total	849,423

United States (0.5%)
	HSBC Bank USA NA
$380,000	6.000%, 8/15/2040[a]	392,756	<0.1%
	Other Securities^	3,480,391	0.5%

	Total	3,873,147

Venezuela (0.3%)
	Other Securities^	1,767,724	0.3%

	Total	1,767,724

Vietnam (<0.1%)
	Other Securities^	292,796	<0.1%

	Total	292,796

Virgin Islands. British (0.1%)
	Other Securities^	417,755	0.1%

	Total	417,755

Zambia (0.1%)
	Other Securities^	1,227,855	0.1%

	Total	1,227,855

	Total Long-Term Fixed Income (cost $72,767,231)	73,387,447

Shares	Preferred Stock (1.0%)		% of Net Assets
Brazil (0.2%)
	Other Securities^	1,274,865	0.2%

	Total	1,274,865

Germany (<0.1%)
	Other Securities^	88,545	<0.1%

	Total	88,545

South Korea (0.8%)
4,230	Samsung Electronics Company, Ltd.	6,513,884	0.8%

	Total	6,513,884

	Total Preferred Stock (cost $5,180,407)	7,877,294

Equity Funds/ETFs (<0.1%)
	Other Securities^	247,161	<0.1%

	Total	247,161

	Total Registered Investment Companies (cost $239,491)	247,161

Shares or Principal Amount	Short-Term Investments (1.4%)[b]	Value	% of Net Assets
1,157,744	Thrivent Core Short-Term Reserve Fund 1.120%	$11,577,440	1.4%
	Other Securities^	99,992	<0.1%

	Total Short-Term Investments (cost $11,677,428)	11,677,432

	Total Investments (cost $746,562,963) 99.2%	$818,908,073

	Other Assets and Liabilities, Net 0.8%	6,339,257

	Total Net Assets 100.0%	$825,247,330

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due 8/15/2040.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Partner Worldwide Allocation Fund held restricted securities as of April 28, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of April 28, 2017, the value of these investments was $3,952,977 or 0.5% of total net assets.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$97,821,342
Gross unrealized depreciation	(27,377,815)

Net unrealized appreciation (depreciation)	$70,443,527

Cost for federal income tax purposes	$748,464,546

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 28, 2017, in valuing Partner Worldwide Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	98,635,268	1,740,120	96,895,148	–
Consumer Staples	75,718,284	3,421,520	72,296,764	–
Energy	48,437,190	1,592,730	46,844,460	–
Financials	138,057,469	4,737,372	133,319,773	324
Health Care	61,176,677	1,399,625	59,777,052	–
Industrials	113,432,298	2,007,640	111,418,806	5,852
Information Technology	54,213,034	2,332,023	51,881,009	2
Materials	71,578,986	648,065	70,930,921	–
Real Estate	30,446,790	–	29,144,293	1,302,497
Telecommunications Services^	20,111,331	–	20,111,331	0
Utilities	13,911,412	–	13,911,412	–

Long-Term Fixed Income
Basic Materials	976,015	–	976,015	–
Capital Goods	832,583	–	832,583	–
Communications Services	2,129,649	–	2,129,649	–
Consumer Cyclical	261,761	–	261,761	–
Consumer Non-Cyclical	911,780	–	911,780	–
Energy	9,554,938	–	9,554,938	–
Financials	5,323,304	–	5,323,304	–
Foreign Government	48,717,998	–	48,482,940	235,058
Technology	459,044	–	459,044	–
Transportation	611,925	–	611,925	–
U.S. Government and Agencies	1,747,254	–	1,747,254	–
U.S. Municipal	636,287	–	636,287	–
Utilities	1,224,909	–	1,224,909	–

Preferred Stock
Health Care	88,545	–	88,545	–
Information Technology	6,513,884	–	6,513,884	–
Materials	1,274,865	1,274,865	–	–

Registered Investment Companies
Equity Funds/ETFs	247,161	247,161	–	–
Short-Term Investments	99,992	–	99,992	–

Subtotal Investments in Securities	$807,330,633	$19,401,121	$786,385,779	$1,543,733

Other Investments*	Total
Short-Term Investments	11,577,440

Subtotal Other Investments	$11,577,440

Total Investments at Value	$818,908,073

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	215,154	215,154	–	–
Foreign Currency Forward Contracts	764,195	–	764,195	–

Total Asset Derivatives	$979,349	$215,154	$764,195	$–

Liability Derivatives
Futures Contracts	38,546	38,546	–	–
Foreign Currency Forward Contracts	721,017	–	721,017	–

Total Liability Derivatives	$759,563	$38,546	$721,017	$–

There were no significant transfers between Levels during the period ended April 28, 2017. Transfers between Levels are identified as of the end of the period.

^ Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

The following table presents Partner Worldwide Allocation Fund’s futures contracts held as of April 28, 2017. Investments and/or cash totaling $458,347 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/ (Loss)
CBOT 10-Yr. U.S. Treasury Note	22	June 2017	$2,736,024	$2,765,812	$29,788
CBOT 2-Yr. U.S. Treasury Note	25	July 2017	5,409,911	5,415,235	5,324
CBOT 5-Yr. U.S. Treasury Note	(21)	July 2017	(2,480,529)	(2,486,531)	(6,002)
CBOT U.S. Long Bond	4	June 2017	597,445	611,875	14,430
CME 3 Month Eurodollar	(10)	December 2019	(2,445,606)	(2,447,250)	(1,644)
CME 3 Month Eurodollar	(19)	December 2018	(4,659,739)	(4,661,888)	(2,149)
CME Ultra Long Term U.S. Treasury Bond	20	June 2017	3,205,847	3,258,750	52,903
Eurex 2-Yr. Euro SCHATZ	(1)	June 2017	(122,296)	(122,268)	28
Eurex 30-Yr. Euro BUXL	(3)	June 2017	(558,861)	(552,014)	6,847
Eurex 5-Yr. Euro BOBL	(13)	June 2017	(1,866,560)	(1,867,257)	(697)
Eurex Euro STOXX 50 Index	22	June 2017	800,561	838,282	37,721
Euro-Bund Futures	(16)	June 2017	(2,805,001)	(2,819,808)	(14,807)
FTSE 100 Index	5	June 2017	472,108	462,808	(9,300)
ICE mini MSCI EAFE Index	22	June 2017	1,944,768	2,006,180	61,412
SFE S&P ASX Share Price Index 200	2	June 2017	214,967	221,383	6,416
SGX MSCI Singapore Index	2	May 2017	49,467	49,752	285
TSE Tokyo Price Index	4	June 2017	552,949	549,002	(3,947)
Total Futures Contracts					$176,608

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

The following table presents Partner Worldwide Allocation Fund’s foreign currency forward contracts held as of April 28, 2017.

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/ Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Purchases
Argentina Peso	DB	1,015,025	6/6/2017	$64,324	$64,702	$378
Argentina Peso	CITI	3,601,544	6/6/2017 - 7/25/2017	224,627	225,341	714
Argentina Peso	RBS	136,436	5/10/2017	8,718	8,810	92
Brazilian Real	DB	426,146	6/2/2017	133,861	133,105	(756)
Brazilian Real	BOA	918,926	6/2/2017	284,498	287,023	2,525
Brazilian Real	MSC	1,285,697	6/2/2017	404,643	401,581	(3,062)
Brazilian Real	RBC	824,808	5/3/2017	262,414	259,531	(2,883)
Chilean Peso	MSC	14,282,661	6/15/2017	21,829	21,354	(475)
Chilean Peso	BNP	34,626,713	6/15/2017	53,086	51,771	(1,315)
Chinese Yuan	SB	3,165,499	6/29/2017	455,566	457,091	1,525
Chinese Yuan Offshore	HSBC	3,020,403	6/21/2017	436,440	435,820	(620)
Chinese Yuan Offshore	JPM	897,806	6/21/2017	130,000	129,546	(454)
Chinese Yuan Offshore	BNP	2,680,100	6/21/2017	384,970	386,717	1,747
Chinese Yuan Offshore	SB	891,700	6/21/2017	129,000	128,665	(335)
Colombian Peso	RBS	151,866,270	8/11/2017	52,164	50,883	(1,281)
Colombian Peso	CITI	223,913,887	5/22/2017	78,419	75,826	(2,593)
Colombian Peso	CSFB	1,116,856,835	5/3/2017 - 6/16/2017	378,230	377,213	(1,017)
Colombian Peso	DB	147,273,516	5/3/2017	51,000	50,020	(980)
Colombian Peso	MSC	147,915,096	8/11/2017	50,380	49,559	(821)
Colombian Peso	UBS	362,030,400	8/11/2017	122,070	121,299	(771)
Czech Republic Koruna	MSC	11,339,457	7/10/2017 - 11/22/2017	450,070	465,241	15,171
Czech Republic Koruna	JPM	32,109,300	6/5/2017 - 1/3/2018	1,267,034	1,313,308	46,274
Czech Republic Koruna	BOA	21,116,443	5/10/2017 - 10/3/2017	843,636	862,964	19,328
Czech Republic Koruna	SSB	11,013,491	6/21/2017 - 9/20/2017	455,244	450,999	(4,245)
Czech Republic Koruna	CITI	18,388,882	6/5/2017 - 11/21/2017	736,365	752,260	15,895
Czech Republic Koruna	UBS	3,044,220	6/21/2017	126,169	124,082	(2,087)
Euro	BOA	210,846	5/10/2017 - 6/21/2017	224,962	230,031	5,069
Euro	CITI	271,271	6/21/2017	287,398	296,295	8,897
Euro	SSB	22,814	6/21/2017	25,614	24,919	(695)
Euro	HSBC	471,763	5/11/2017 - 6/21/2017	508,479	514,976	6,497
Euro	DB	534,436	6/21/2017	577,221	583,735	6,514
Euro	SB	121,534	5/11/2017	129,029	132,471	3,442
Euro	UBS	118,000	6/21/2017	126,891	128,885	1,994
Euro	BNP	71,000	6/21/2017	77,266	77,550	284
Euro	MSC	195,307	5/11/2017 - 6/13/2017	209,036	213,101	4,065
Hungarian Forint	BNP	79,702,142	6/21/2017	272,454	277,971	5,517
Hungarian Forint	UBS	234,749,532	6/21/2017	803,073	818,718	15,645
Hungarian Forint	CSFB	18,721,594	6/21/2017	64,041	65,294	1,253
Hungarian Forint	HSBC	19,279,148	6/21/2017	66,044	67,238	1,194
Hungarian Forint	BOA	82,220,468	6/21/2017	283,709	286,754	3,045
Hungarian Forint	JPM	42,554,558	6/21/2017	149,278	148,414	(864)
Hungarian Forint	DB	36,952,011	6/21/2017	126,401	128,875	2,474
Indian Rupee	DB	16,577,881	7/14/2017	254,126	254,928	802
Indian Rupee	HSBC	9,313,813	5/24/2017 - 7/14/2017	137,787	143,665	5,878
Indian Rupee	CITI	8,355,464	5/24/2017	130,000	129,388	(612)
Indian Rupee	SB	34,685,736	5/24/2017 - 7/14/2017	518,763	535,298	16,535
Indonesian Rupiah	DB	5,724,359,728	5/24/2017 - 6/22/2017	422,670	427,087	4,417
Indonesian Rupiah	HSBC	6,681,894,948	5/24/2017 - 6/22/2017	497,103	498,983	1,880
Malaysian Ringgit	UBS	449,394	5/8/2017 - 5/18/2017	102,156	103,487	1,331
Mexican Peso	RBS	11,564,148	6/21/2017	593,926	608,844	14,918
Mexican Peso	CITI	6,845,584	6/21/2017	351,308	360,415	9,107
Mexican Peso	MSC	22,150,725	6/21/2017	1,120,216	1,166,219	46,003
Mexican Peso	BOA	22,863,736	6/21/2017	1,161,558	1,203,759	42,201
Mexican Peso	HSBC	2,014,866	6/21/2017	104,340	106,081	1,741
Mexican Peso	JPM	2,185,247	6/21/2017	110,495	115,051	4,556
Mexican Peso	DB	4,950,596	6/21/2017	259,000	260,645	1,645
Mexican Peso	UBS	25,019,777	5/12/2017 - 6/21/2017	1,302,146	1,325,039	22,893
New Taiwan Dollar	JPM	3,895,814	6/2/2017	130,000	129,352	(648)
New Taiwan Dollar	SB	3,916,263	6/2/2017	130,000	130,031	31
New Taiwan Dollar	MSC	1,705,684	7/11/2017	55,272	56,733	1,461
New Taiwan Dollar	CITI	6,815,088	8/17/2017	225,367	227,113	1,746
New Taiwan Dollar	UBS	8,565,685	6/20/2017	281,608	284,616	3,008
Peruvian Nuevo Sol	DB	392,782	6/22/2017	119,459	120,476	1,017

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/ Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Purchases
Peruvian Nuevo Sol	CITI	423,852	6/2/2017	$130,000	$130,667	$667
Philippines Peso	UBS	6,188,183	5/24/2017	123,050	123,722	672
Philippines Peso	MSC	12,751,222	5/24/2017	253,810	254,938	1,128
Philippines Peso	HSBC	6,173,712	5/24/2017	121,721	123,432	1,711
Philippines Peso	DB	6,331,320	5/24/2017	127,237	126,583	(654)
Polish Zloty	MSC	8,739,760	6/21/2017	2,150,005	2,253,060	103,055
Polish Zloty	HSBC	2,338,393	6/21/2017	585,860	602,825	16,965
Polish Zloty	UBS	990,510	6/21/2017	255,091	255,348	257
Polish Zloty	BNP	1,265,334	6/21/2017	316,848	326,196	9,348
Polish Zloty	BOA	1,229,955	6/21/2017	309,583	317,075	7,492
Russian Ruble	CITI	30,856,899	5/15/2017	526,509	540,775	14,266
Russian Ruble	CSFB	16,785,159	5/15/2017 - 5/26/2017	288,294	293,972	5,678
Russian Ruble	MSC	80,793,114	5/15/2017 - 5/26/2017	1,380,780	1,415,728	34,948
Russian Ruble	JPM	5,810,583	5/15/2017	102,000	101,832	(168)
Singapore Dollar	UBS	333,448	6/21/2017	236,922	238,867	1,945
Singapore Dollar	HSBC	178,198	6/21/2017	126,000	127,653	1,653
Singapore Dollar	DB	353,377	6/21/2017	252,000	253,143	1,143
Singapore Dollar	SB	232,435	6/21/2017	166,000	166,505	505
Singapore Dollar	MSC	178,346	6/21/2017	128,000	127,758	(242)
Singapore Dollar	BNP	178,183	6/21/2017	128,000	127,642	(358)
South African Rand	MSC	15,694,737	6/21/2017	1,189,693	1,164,325	(25,368)
South African Rand	DB	694,850	6/21/2017	51,000	51,548	548
South African Rand	HSBC	648,067	6/21/2017	50,000	48,077	(1,923)
South African Rand	JPM	13,435,506	5/5/2017 - 6/21/2017	980,799	1,003,878	23,079
South African Rand	UBS	6,559,543	6/21/2017	509,000	486,624	(22,376)
South African Rand	BNP	2,782,770	6/21/2017	208,000	206,442	(1,558)
South Korean Won	BOA	146,680,704	5/11/2017	128,474	128,954	480
South Korean Won	BNP	534,263,968	5/15/2017 - 7/13/2017	464,329	470,016	5,687
South Korean Won	HSBC	408,057,839	5/15/2017 - 5/24/2017	358,588	358,816	228
South Korean Won	DB	1,894,126,534	5/24/2017 - 7/13/2017	1,675,257	1,667,175	(8,082)
South Korean Won	UBS	633,483,192	5/15/2017 - 7/13/2017	567,558	557,632	(9,926)
South Korean Won	MSC	147,435,600	5/24/2017	130,000	129,667	(333)
Turkish Lira	BNP	467,415	6/21/2017	130,000	131,594	1,594
Turkish Lira	UBS	470,888	6/21/2017	128,000	130,567	2,567
Turkish Lira	MSC	1,694,881	6/21/2017	457,000	469,953	12,953
Turkish Lira	RBS	700,795	6/21/2017	185,352	194,315	8,963
Turkish Lira	HSBC	185,566	6/21/2017	50,000	51,453	1,453
Turkish Lira	DB	190,230	6/21/2017	51,000	52,747	1,747
Turkish Lira	JPM	189,053	6/21/2017	52,000	52,420	420
Total Purchases				$34,616,713	$35,131,072	$514,359

Sales
Brazilian Real	DB	404,308	5/3/2017	$129,000	$127,218	$1,782
Brazilian Real	MSC	2,919,899	5/3/2017 - 6/2/2017	935,526	912,942	22,584
Chinese Yuan Offshore	SB	2,659,984	6/21/2017	384,000	383,815	185
Chinese Yuan Offshore	RBS	1,234,855	6/21/2017	179,000	178,180	820
Colombian Peso	MSC	147,915,096	5/3/2017	51,058	50,238	820
Colombian Peso	DB	473,554,591	5/3/2017 - 8/11/2017	163,203	159,335	3,868
Czech Republic Koruna	MSC	3,203,475	6/13/2017	128,327	130,488	(2,161)
Czech Republic Koruna	CITI	7,299,896	6/21/2017	287,398	297,543	(10,145)
Czech Republic Koruna	SSB	609,864	6/21/2017	25,614	24,858	756
Czech Republic Koruna	BOA	3,060,590	5/10/2017	122,311	124,304	(1,993)
Euro	JPM	4,117,493	6/5/2017 - 1/3/2018	4,400,550	4,500,985	(100,435)
Euro	MSC	1,553,020	6/21/2017 - 11/22/2017	1,659,822	1,698,604	(38,782)
Euro	HSBC	486,890	6/21/2017	525,903	531,804	(5,901)
Euro	SSB	411,610	6/21/2017 - 9/20/2017	455,244	451,174	4,070
Euro	DB	118,090	6/21/2017	126,401	128,983	(2,582)
Euro	CITI	5,013,233	5/11/2017 - 11/21/2017	5,346,993	5,468,020	(121,027)
Euro	UBS	933,285	5/11/2017 - 6/21/2017	1,003,926	1,018,395	(14,469)
Euro	BNP	313,736	6/21/2017	335,301	342,678	(7,377)
Euro	BOA	1,340,312	5/10/2017 - 10/3/2017	1,436,928	1,465,734	(28,806)
Euro	CSFB	59,938	6/21/2017	64,041	65,467	(1,426)
Hong Kong Dollar	UBS	1,778,562	9/29/2017	229,687	229,319	368
Hong Kong Dollar	CITI	14,634,681	10/3/2017 - 3/27/2018	1,890,401	1,887,322	3,079

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/ Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Sales
Hong Kong Dollar	SB	2,112,537	3/27/2018	$273,168	$272,476	$692
Hong Kong Dollar	HSBC	3,315,718	3/27/2018	428,340	427,664	676
Hungarian Forint	HSBC	37,017,840	6/21/2017	128,364	129,104	(740)
Hungarian Forint	UBS	36,463,782	6/21/2017	126,891	127,172	(281)
Indian Rupee	SB	21,461,417	5/24/2017 - 7/14/2017	327,876	331,828	(3,952)
Indian Rupee	DB	16,903,349	5/24/2017 - 7/14/2017	258,870	260,829	(1,959)
Indian Rupee	BNP	17,242,347	7/14/2017	263,338	265,145	(1,807)
Indonesian Rupiah	JPM	2,763,356,100	6/22/2017	206,067	206,011	56
Indonesian Rupiah	MSC	1,931,742,535	6/9/2017	144,171	144,247	(76)
Malaysian Ringgit	UBS	455,634	5/8/2017 - 5/24/2017	103,517	104,942	(1,425)
Mexican Peso	DB	3,946,407	6/21/2017	207,029	208,942	(1,913)
Mexican Peso	BOA	7,484,684	6/21/2017	382,000	394,062	(12,062)
Mexican Peso	MSC	27,263,511	5/12/2017 - 6/21/2017	1,390,674	1,443,941	(53,267)
Mexican Peso	RBS	15,393,843	6/21/2017	796,926	810,476	(13,550)
Mexican Peso	JPM	8,891,043	6/8/2017 - 6/21/2017	462,383	468,171	(5,788)
New Taiwan Dollar	SB	24,678,894	8/17/2017	808,879	822,425	(13,546)
New Taiwan Dollar	MSC	3,452,613	7/11/2017	113,312	114,838	(1,526)
New Taiwan Dollar	UBS	30,890,166	6/20/2017 - 7/11/2017	974,043	1,026,532	(52,489)
New Taiwan Dollar	BNP	1,294,119	7/11/2017	42,813	43,044	(231)
New Taiwan Dollar	CITI	7,870,775	6/2/2017	257,509	261,333	(3,824)
Peruvian Nuevo Sol	DB	410,202	6/22/2017	125,252	125,819	(567)
Philippines Peso	BNP	6,357,504	5/24/2017	128,000	127,107	893
Philippines Peso	DB	18,800,004	5/24/2017	379,740	375,872	3,868
Polish Zloty	BOA	407,717	6/21/2017	102,651	105,107	(2,456)
Polish Zloty	BNP	303,849	6/21/2017	77,266	78,330	(1,064)
Polish Zloty	HSBC	925,260	6/21/2017	233,836	238,528	(4,692)
Polish Zloty	DB	2,767,371	6/21/2017	705,220	713,412	(8,192)
Russian Ruble	BOA	7,610,463	5/15/2017	126,000	133,375	(7,375)
Russian Ruble	MSC	78,152,748	5/15/2017	1,358,676	1,369,828	(11,152)
Singapore Dollar	WBC	606,036	6/21/2017	429,874	434,135	(4,261)
Singapore Dollar	HSBC	356,274	6/21/2017	254,000	255,218	(1,218)
Singapore Dollar	CITI	177,852	6/21/2017	127,000	127,405	(405)
Singapore Dollar	DB	358,262	6/21/2017	255,000	256,642	(1,642)
South African Rand	SB	2,607,293	6/21/2017	204,000	193,424	10,576
South African Rand	HSBC	1,359,248	6/21/2017	101,000	100,837	163
South African Rand	DB	654,452	6/21/2017	51,000	48,551	2,449
South African Rand	JPM	668,819	6/21/2017	51,000	49,617	1,383
South African Rand	MSC	19,159,253	5/5/2017 - 6/21/2017	1,452,959	1,428,476	24,483
South African Rand	CITI	675,027	6/21/2017	51,000	50,077	923
South African Rand	UBS	10,466,683	6/21/2017	790,000	776,477	13,523
South Korean Won	JPM	417,690,955	7/13/2017	368,042	367,717	325
South Korean Won	UBS	1,119,926,401	5/24/2017 - 7/13/2017	994,319	985,773	8,546
South Korean Won	SB	200,709,405	5/15/2017 - 5/24/2017	177,756	176,507	1,249
South Korean Won	BNP	847,311,575	7/13/2017	741,756	745,936	(4,180)
South Korean Won	HSBC	926,808,460	5/11/2017 - 7/13/2017	820,059	815,141	4,918
Turkish Lira	RBS	195,990	6/21/2017	51,000	54,344	(3,344)
Turkish Lira	BOA	330,276	6/21/2017	86,496	91,578	(5,082)
Turkish Lira	BNP	473,915	6/21/2017	130,000	131,406	(1,406)
Turkish Lira	MSC	573,697	6/21/2017	152,000	159,073	(7,073)
Turkish Lira	SB	189,764	6/21/2017	52,000	52,617	(617)
Turkish Lira	JPM	293,315	6/21/2017	77,000	81,330	(4,330)
Turkish Lira	UBS	215,012	6/21/2017	57,488	59,618	(2,130)
Turkish Lira	HSBC	538,047	6/21/2017	139,678	149,188	(9,510)
Total Sales				$38,427,872	$38,899,053	($471,181)
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						$43,178

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Counterparty
BOA	-	Bank of America
BNP	-	BNP Paribas
CITI	-	Citibank
CSFB	-	CS First Boston Corporation
DB	-	Deutsche Bank
HSBC	-	HSBC Securities, Inc.
JPM	-	J.P. Morgan
MSC	-	Morgan Stanley & Company
RBC	-	The Royal Bank of Canada
RBS	-	The Royal Bank of Scotland
SB	-	Standard Bank plc
SSB	-	State Street Bank
UBS	-	UBS Securities, Ltd.
WBC	-	Westpac Banking Corporation

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 28, 2017, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$109,320
Total Interest Rate Contracts		109,320

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	105,834
Total Equity Contracts		105,834

Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	764,195
Total Foreign Exchange Contracts		764,195

Total Asset Derivatives		$979,349

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	25,299
Total Interest Rate Contracts		25,299

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	13,247
Total Equity Contracts		13,247

Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	721,017
Total Foreign Exchange Contracts		721,017

Total Liability Derivatives		$759,563

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 28, 2017, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(632,893)
Total Interest Rate Contracts		(632,893)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	539,671
Total Equity Contracts		539,671

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	352,602
Total Foreign Exchange Contracts		352,602

Total		$259,380

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 28, 2017, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	196,789
Total Interest Rate Contracts		196,789

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	42,509
Total Equity Contracts		42,509

Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(268,430)
Total Foreign Exchange Contracts		(268,430)

Total		($29,132)

The following table presents Partner Worldwide Allocation Fund’s average volume of derivative activity during the period ended April 28, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)
Equity Contracts	$3,950,433	0.5%	N/A	N/A
Interest Rate Contracts	24,310,032	3.1	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$64,883,637	8.4%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Partner Worldwide Allocation Fund, is as follows:

Fund	Value October 31, 2016	Gross Purchases	Gross Sales	Shares Held at April 28, 2017	Value April 28, 2017	Income Earned November 1, 2016 - April 28, 2017
Cash Management Trust-Collateral Investment	$2,547,690	$13,802,278	$16,349,968	–	$–	$2,410
Core Short-Term Reserve	8,289,014	93,182,296	89,893,870	1,157,744	11,577,440	51,602
Total Value and Income Earned	$10,836,704				$11,577,440	$54,012

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Shares	Common Stock (86.6%)	Value	% of Net Assets
Consumer Discretionary (12.4%)
61,270	Amazon.com, Inc.[a]	$56,674,137	3.2%
935,440	Comcast Corporation	36,659,894	2.1%
201,960	Lowe’s Companies, Inc.	17,142,365	1.0%
184,180	Walt Disney Company	21,291,208	1.2%
	Other Securities^	86,021,244	4.9%

	Total	217,788,848

Consumer Staples (4.4%)
152,470	CVS Health Corporation	12,569,627	0.7%
311,400	Walgreens Boots Alliance, Inc.	26,948,556	1.5%
	Other Securities^	36,455,725	2.2%

	Total	75,973,908

Energy (6.4%)
263,850	Baker Hughes, Inc.	15,664,775	0.9%
3,070,551	BP plc	17,577,759	1.0%
171,314	Chevron Corporation	18,279,204	1.0%
2,106,200	Weatherford International plc[a]	12,152,774	0.7%
	Other Securities^	48,984,798	2.8%

	Total	112,659,310

Financials (15.8%)
1,002,107	Bank of America Corporation	23,389,177	1.3%
408,190	Blackstone Group, LP	12,588,580	0.7%
91,580	Chubb, Ltd.	12,569,355	0.7%
411,310	Citigroup, Inc.	24,316,647	1.4%
146,390	Goldman Sachs Group, Inc.	32,762,082	1.9%
1,293,823	HSBC Holdings plc	10,669,306	0.6%
313,650	Intercontinental Exchange, Inc.	18,881,730	1.1%
318,412	Invesco, Ltd.	10,488,491	0.6%
212,370	MetLife, Inc.	11,002,890	0.6%
142,800	State Street Corporation	11,980,920	0.7%
	Other Securities^	108,269,832	6.2%

	Total	276,919,010

Health Care (9.5%)
40,370	Biogen, Inc.[a]	10,948,748	0.6%
235,920	Bristol-Myers Squibb Company	13,223,316	0.8%
85,110	Celgene Corporation[a]	10,557,895	0.6%
82,730	CIGNA Corporation	12,936,490	0.7%
283,460	GlaxoSmithKline plc ADR	11,593,514	0.7%
302,430	Merck & Company, Inc.	18,850,462	1.1%
236,220	Novartis AG	18,185,414	1.0%
619,490	Pfizer, Inc.	21,013,101	1.2%
101,375	Zimmer Biomet Holdings, Inc.	12,129,519	0.7%
	Other Securities^	37,195,857	2.1%

	Total	166,634,316

Industrials (11.4%)
130,870	Boeing Company	24,188,702	1.4%
277,160	CSX Corporation	14,090,815	0.8%
98,990	Cummins, Inc.	14,941,551	0.9%
399,740	Delta Air Lines, Inc.	18,164,186	1.0%
183,754	Norfolk Southern Corporation	21,589,258	1.2%
	Other Securities^	106,692,892	6.1%

	Total	199,667,404

Information Technology (16.0%)
42,112	Alphabet, Inc., Class Aa	38,933,386	2.2%
35,738	Alphabet, Inc., Class Ca	32,377,198	1.9%
483,046	Apple, Inc.	69,389,558	4.0%
357,950	Cisco Systems, Inc.	12,195,356	0.7%
253,050	Cognizant Technology Solutions Corporation[a]	15,241,201	0.9%
189,590	Facebook, Inc.[a]	28,485,898	1.6%
332,956	Microsoft Corporation	22,794,168	1.3%
191,700	Salesforce.com, Inc.[a]	16,509,204	0.9%
144,330	Visa, Inc.	13,165,783	0.8%
	Other Securities^	30,214,159	1.7%

	Total	279,305,911

Materials (5.4%)
167,560	Eastman Chemical Company	13,362,910	0.8%
231,870	Westrock Company	12,418,957	0.7%
	Other Securities^	69,136,689	3.9%

	Total	94,918,556

Real Estate (1.0%)
	Other Securities^	18,095,142	1.0%

	Total	18,095,142

Telecommunications Services (1.2%)
	Other Securities^	20,416,047	1.2%

	Total	20,416,047

Utilities (3.1%)
510,280	PG&E Corporation	34,214,274	2.0%
	Other Securities^	19,457,323	1.1%

	Total	53,671,597

	Total Common Stock (cost $1,139,758,724)	1,516,050,049

Shares	Preferred Stock (0.2%)	Value	% of Net Assets
Consumer Staples (0.2%)
	Other Securities^	3,143,348	0.2%

	Total	3,143,348

	Total Preferred Stock (cost $2,998,704)	3,143,348

Shares	Registered Investment Companies (0.1%)	Value	% of Net Assets
Equity Funds/ETFs (<0.1%)
	Other Securities^	1,781,487	0.1%

	Total	1,781,487

	Total Registered Investment Companies (cost $1,722,999)	1,781,487

Shares	Collateral Held for Securities Loaned (0.7%)	Value	% of Net Assets
13,229,063	Thrivent Cash Management Trust	13,229,063	0.7%

	Total Collateral Held for Securities Loaned (cost $13,229,063)	13,229,063

Shares or Principal Amount	Short-Term Investments (13.3%)[b]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
15,250,000	0.765%, 5/12/2017	15,246,553	0.9%
25,900,000	0.782%, 5/31/2017	25,884,020	1.5%
11,870,000	0.777%, 6/16/2017	11,858,023	0.7%
11,767,000	0.837%, 7/12/2017	11,747,231	0.7%
79,373,000	0.755% - 0.825%, 5/3/2017 - 7/11/2017[c]	79,308,725	4.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Shares or Principal Amount	Short-Term Investments (13.3%)[b]	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
8,864,421	1.120%	$88,644,209	5.1%

	Total Short-Term Investments (cost $232,682,125)	232,688,761

	Total Investments (cost $1,390,391,615) 100.9%	$1,766,892,708

	Other Assets and Liabilities, Net (0.9%)	(15,388,222)

	Total Net Assets 100.0%	$1,751,504,486

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Stock Fund as of April 28, 2017:

Securities Lending Transactions
Common Stock	$12,554,575

Total lending	$12,554,575
Gross amount payable upon return of collateral for securities loaned	$13,229,063

Net amounts due to counterparty	$674,488

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$383,727,887
Gross unrealized depreciation	(17,581,445)

Net unrealized appreciation (depreciation)	$366,146,442

Cost for federal income tax purposes	$1,400,746,266

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 28, 2017, in valuing Large Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	217,788,848	148,589,620	69,199,216	12
Consumer Staples	75,973,908	47,896,140	28,077,768	–
Energy	112,659,310	62,723,774	49,935,536	–
Financials	276,919,010	166,996,524	109,922,486	–
Health Care	166,634,316	134,535,791	32,098,525	–
Industrials	199,667,404	100,543,994	99,110,591	12,819
Information Technology	279,305,911	257,331,936	21,973,969	6
Materials	94,918,556	25,781,867	69,136,689	–
Real Estate	18,095,142	–	18,095,142	–
Telecommunications Services	20,416,047	–	20,416,047	–
Utilities	53,671,597	34,214,274	19,457,323	–

Preferred Stock
Consumer Staples	3,143,348	–	3,143,348	–

Registered Investment Companies
Equity Funds/ETFs	1,781,487	1,781,487	–	–
Short-Term Investments	144,044,552	–	144,044,552	–

Subtotal Investments in Securities	$1,665,019,436	$980,395,407	$684,611,192	$12,837

Other Investments*	Total

Short-Term Investments	88,644,209
Collateral Held for Securities Loaned	13,229,063

Subtotal Other Investments	$101,873,272

Total Investments at Value	$1,766,892,708

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	7,813,579	7,813,579	–	–

Total Asset Derivatives	$7,813,579	$7,813,579	$–	$–

Liability Derivatives
Futures Contracts	466,528	466,528	–	–

Total Liability Derivatives	$466,528	$466,528	$–	$–

There were no significant transfers between Levels during the period ended April 28, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Large Cap Stock Fund’s futures contracts held as of April 28, 2017. Investments and/or cash totaling $13,585,961 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Eurex Euro STOXX 50 Index	2,164	June 2017	$78,211,768	$82,456,504	$4,244,736
Eurex Stoxx Europe 600 Index	578	June 2017	11,575,704	12,044,553	468,849
FTSE 100 Index	250	June 2017	23,606,941	23,140,413	(466,528)
ICE mini MSCI EAFE Index	869	June 2017	76,144,116	79,244,110	3,099,994
Total Futures Contracts					$7,347,051

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 28, 2017, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$7,813,579
Total Equity Contracts		7,813,579

Total Asset Derivatives		$7,813,579

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	466,528
Total Equity Contracts		466,528

Total Liability Derivatives		$466,528

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 28, 2017, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	15,367,779
Total Equity Contracts		15,367,779

Total		$15,367,779

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 28, 2017, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	8,329,739
Total Equity Contracts		8,329,739

Total		$8,329,739

The following table presents Large Cap Stock Fund’s average volume of derivative activity during the period ended April 28, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$189,338,439	11.3%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Large Cap Stock Fund, is as follows:

Fund	Value October 31, 2016	Gross Purchases	Gross Sales	Shares Held at April 28, 2017	Value April 28, 2017	Income Earned November 1, 2016 - April 28, 2017
Cash Management Trust-Collateral Investment	$13,952,780	$107,144,951	$107,868,668	13,229,063	$13,229,063	$142,148
Core Short-Term Reserve	78,428,796	176,128,656	165,913,243	8,864,421	88,644,209	392,554
Total Value and Income Earned	$92,381,576				$101,873,272	$534,702

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of April 28, 2017

(unaudited)

Shares	Common Stock (95.4%)	Value
Consumer Discretionary (21.8%)
75,741	Amazon.com, Inc.[a]	$70,059,668
697,780	Comcast Corporation	27,345,998
162,980	Home Depot, Inc.	25,441,178
8,480	Priceline Group, Inc.[a]	15,661,034
124,508	Starbucks Corporation	7,477,950
216,720	Walt Disney Company	25,052,832

	Total	171,038,660

Consumer Staples (2.3%)
204,310	Walgreens Boots Alliance, Inc.	17,680,987

	Total	17,680,987

Energy (1.7%)
22,600	Concho Resources, Inc.[a]	2,862,516
148,130	Halliburton Company	6,796,204
20,640	Pioneer Natural Resources Company	3,570,514

	Total	13,229,234

Financials (4.2%)
713,160	Bank of America Corporation	16,645,155
70,830	Goldman Sachs Group, Inc.	15,851,754

	Total	32,496,909

Health Care (15.9%)
102,889	Alexion Pharmaceuticals, Inc.[a]	13,147,156
47,800	Biogen, Inc.[a]	12,963,838
205,240	Bristol-Myers Squibb Company	11,503,702
160,230	Celgene Corporation[a]	19,876,532
98,840	CIGNA Corporation	15,455,611
169,858	Gilead Sciences, Inc.	11,643,766
202,840	Hologic, Inc.[a]	9,158,226
158,080	Medtronic plc	13,134,867
72,780	Zimmer Biomet Holdings, Inc.	8,708,127
163,060	Zoetis, Inc.	9,149,297

	Total	124,741,122

Industrials (4.4%)
278,130	CSX Corporation	14,140,129
134,190	Cummins, Inc.	20,254,639

	Total	34,394,768

Information Technology (45.1%)
88,370	Alliance Data Systems Corporation	22,059,803
43,803	Alphabet, Inc., Class Aa	40,496,749
26,318	Alphabet, Inc., Class Ca	23,843,055
275,084	Apple, Inc.	39,515,817
282,826	Cognizant Technology Solutions Corporation[a]	17,034,610
357,940	Facebook, Inc.[a]	53,780,485
271,070	MasterCard, Inc.	31,530,862
456,080	Microsoft Corporation	31,223,237
542,280	PayPal Holdings, Inc.[a]	25,877,602
332,600	Salesforce.com, Inc.[a]	28,643,512
432,230	Visa, Inc.	39,428,021

	Total	353,433,753

	Total Common Stock (cost $528,151,221)	747,015,433

Shares	Registered Investment Companies (0.7%)	Value
Equity Funds/ETFs (0.7%)
128,610	SPDR S&P Bank ETF	5,481,358

	Total	5,481,358

	Total Registered Investment Companies (cost $5,842,395)	5,481,358

Shares or Principal Amount	Short-Term Investments (4.1%)[b]	Value
	Federal Home Loan Bank Discount Notes
100,000	0.775%, 5/31/2017[c]	$99,938
	Thrivent Core Short-Term Reserve Fund
3,142,895	1.120%	31,428,950

	Total Short-Term Investments (cost $31,528,881)	31,528,888

	Total Investments (cost $565,522,497) 100.2%	$784,025,679

	Other Assets and Liabilities, Net (0.2%)	(1,193,833)

	Total Net Assets 100.0%	$782,831,846

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ETF	-	Exchange Traded Fund
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$219,841,435
Gross unrealized depreciation	(2,540,672)

Net unrealized appreciation (depreciation)	$217,300,763

Cost for federal income tax purposes	$566,724,916

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of April 28, 2017

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 28, 2017, in valuing Large Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	171,038,660	171,038,660	–	–
Consumer Staples	17,680,987	17,680,987	–	–
Energy	13,229,234	13,229,234	–	–
Financials	32,496,909	32,496,909	–	–
Health Care	124,741,122	124,741,122	–	–
Industrials	34,394,768	34,394,768	–	–
Information Technology	353,433,753	353,433,753	–	–

Registered Investment Companies
Equity Funds/ETFs	5,481,358	5,481,358	–	–
Short-Term Investments	99,938	–	99,938	–

Subtotal Investments in Securities	$752,596,729	$752,496,791	$99,938	$–

Other Investments*	Total
Short-Term Investments	31,428,950

Subtotal Other Investments	$31,428,950

Total Investments at Value	$784,025,679

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended April 28, 2017. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 28, 2017, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(10,665)
Total Equity Contracts		(10,665)

Total		($10,665)

The following table presents Large Cap Growth Fund’s average volume of derivative activity during the period ended April 28, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$486,881	0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Large Cap Growth Fund, is as follows:

Fund	Value October 31, 2016	Gross Purchases	Gross Sales	Shares Held at April 28, 2017	Value April 28, 2017	Income Earned November 1, 2016 - April 28, 2017
Cash Management Trust-Collateral Investment	$–	$9,724,735	$9,724,735	–	$–	$647
Core Short-Term Reserve	32,090,142	91,553,983	92,215,175	3,142,895	31,428,950	131,095
Total Value and Income Earned	$32,090,142				$31,428,950	$131,742

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE FUND

Schedule of Investments as of April 28, 2017

(unaudited)

Shares	Common Stock (97.4%)	Value
Consumer Discretionary (10.2%)
766,200	Comcast Corporation	$30,027,378
109,514	Delphi Automotive plc	8,804,926
360,239	Harley-Davidson, Inc.	20,465,177
281,581	Lowe’s Companies, Inc.	23,900,595
157,565	Scripps Networks Interactive, Inc.	11,773,257

	Total	94,971,333

Consumer Staples (4.5%)
265,390	CVS Health Corporation	21,878,752
56,100	Kimberly-Clark Corporation	7,278,975
163,063	Wal-Mart Stores, Inc.	12,259,076

	Total	41,416,803

Energy (10.8%)
139,900	Anadarko Petroleum Corporation	7,977,098
141,751	Baker Hughes, Inc.	8,415,757
274,459	Chevron Corporation	29,284,775
254,000	Devon Energy Corporation	10,030,460
123,832	EQT Corporation	7,199,592
1,289,961	Marathon Oil Corporation	19,181,720
49,500	Pioneer Natural Resources Company	8,563,005
1,659,950	Weatherford International plc[a]	9,577,912

	Total	100,230,319

Financials (25.7%)
133,000	American International Group, Inc.	8,101,030
1,530,510	Bank of America Corporation	35,722,103
316,850	Blackstone Group, LP	9,771,654
108,000	Capital One Financial Corporation	8,681,040
73,117	Chubb, Ltd.	10,035,308
609,690	Citigroup, Inc.	36,044,873
217,300	Comerica, Inc.	15,363,110
722,153	Fifth Third Bancorp	17,642,198
92,750	Goldman Sachs Group, Inc.	20,757,450
144,150	Intercontinental Exchange, Inc.	8,677,830
359,760	Invesco, Ltd.	11,850,494
408,120	MetLife, Inc.	21,144,697
139,300	State Street Corporation	11,687,270
544,050	Synchrony Financial	15,124,590
204,120	Zions Bancorporation	8,170,924

	Total	238,774,571

Health Care (11.4%)
25,300	Biogen, Inc.[a]	6,861,613
190,850	Express Scripts Holding Company[a]	11,706,739
221,000	GlaxoSmithKline plc ADR	9,038,900
172,433	Medtronic plc	14,327,458
516,710	Merck & Company, Inc.	32,206,534
536,550	Pfizer, Inc.	18,199,776
78,003	UnitedHealth Group, Inc.	13,641,165

	Total	105,982,185

Industrials (10.3%)
59,400	Boeing Company	10,978,902
318,200	CSX Corporation	16,177,288
162,750	Delta Air Lines, Inc.	7,395,360
115,953	Honeywell International, Inc.	15,206,076
122,400	Ingersoll-Rand plc	10,863,000
97,500	Norfolk Southern Corporation	11,455,275
152,700	United Parcel Service, Inc.	16,409,142
56,700	United Technologies Corporation	6,746,733

	Total	95,231,776

Information Technology (16.3%)
14,800	Alphabet, Inc.[a]	13,408,208
140,750	Apple, Inc.	20,218,738
1,180,730	Cisco Systems, Inc.	40,227,471
530,731	Microsoft Corporation	36,333,844
495,250	Oracle Corporation	22,266,440
241,950	Texas Instruments, Inc.	19,157,601

	Total	151,612,302

Materials (3.4%)
140,686	Eastman Chemical Company	11,219,709
295,700	Mosaic Company	7,963,201
225,700	Westrock Company	12,088,492

	Total	31,271,402

Telecommunications Services (1.5%)
297,999	Verizon Communications, Inc.	13,681,134

	Total	13,681,134

Utilities (3.3%)
459,290	PG&E Corporation	30,795,395

	Total	30,795,395

	Total Common Stock (cost $657,652,910)	903,967,220

Shares or Principal Amount	Short-Term Investments (2.5%)[b]	Value
	Thrivent Core Short-Term Reserve Fund
2,277,976	1.120%	22,779,763

	Total Short-Term Investments (cost $22,779,763)	22,779,763

	Total Investments (cost $680,432,673) 99.9%	$926,746,983

	Other Assets and Liabilities, Net 0.1%	837,715

	Total Net Assets 100.0%	$927,584,698

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$259,159,356
Gross unrealized depreciation	(12,685,522)

Net unrealized appreciation (depreciation)	$246,473,834

Cost for federal income tax purposes	$680,273,149

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE FUND

Schedule of Investments as of April 28, 2017

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 28, 2017, in valuing Large Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	94,971,333	94,971,333	–	–
Consumer Staples	41,416,803	41,416,803	–	–
Energy	100,230,319	100,230,319	–	–
Financials	238,774,571	238,774,571	–	–
Health Care	105,982,185	105,982,185	–	–
Industrials	95,231,776	95,231,776	–	–
Information Technology	151,612,302	151,612,302	–	–
Materials	31,271,402	31,271,402	–	–
Telecommunications Services	13,681,134	13,681,134	–	–
Utilities	30,795,395	30,795,395	–	–

Subtotal Investments in Securities	$903,967,220	$903,967,220	$–	$–

Other Investments *	Total
Short-Term Investments	22,779,763

Subtotal Other Investments	$22,779,763

Total Investments at Value	$926,746,983

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended April 28, 2017. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Large Cap Value Fund, is as follows:

Fund	Value October 31, 2016	Gross Purchases	Gross Sales	Shares Held at April 28, 2017	Value April 28, 2017	Income Earned November 1, 2016 - April 28, 2017
Cash Management Trust-Collateral Investment	$5,787,975	$700	$5,788,675	–	$–	$59
Core Short-Term Reserve	24,714,989	42,614,427	44,549,653	2,277,976	22,779,763	115,059
Total Value and Income Earned	$30,502,964				$22,779,763	$115,118

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of April 28, 2017

(unaudited)

Shares	Common Stock (87.3%)	Value
Consumer Discretionary (9.9%)
80	AutoZone, Inc.[a]	$55,375
800	Bandai Namco Holdings, Inc.	25,109
950	Carnival Corporation	58,682
310	Darden Restaurants, Inc.	26,409
400	Genuine Parts Company	36,808
480	Home Depot, Inc.	74,928
5,913	Kingfisher plc	26,159
1,200	Nikon Corporation	17,131
1,400	Sekisui Chemical Company, Ltd.	23,497
1,100	Shaw Communications, Inc.	23,321
200	SHIMAMURA Company, Ltd.	27,372
9,500	Singapore Press Holdings, Ltd.	23,576
3,500	Techtronic Industries Company, Ltd.	15,016
900	TJX Companies, Inc.	70,776
5,000	Yamada Denki Company, Ltd.	26,258
6,500	Yue Yuen Industrial Holdings, Ltd.	25,696

	Total	556,113

Consumer Staples (10.1%)
850	Altria Group, Inc.	61,013
540	Campbell Soup Company	31,072
2,528	Coca-Cola Amatil, Ltd.	17,717
1,490	Coca-Cola Company	64,293
590	Colgate-Palmolive Company	42,504
493	Colruyt SA	25,333
1,100	Conagra Brands, Inc.	42,658
490	Dr Pepper Snapple Group, Inc.	44,909
400	Hershey Company	43,280
170	Kellogg Company	12,070
400	Lawson, Inc.	26,540
130	McCormick & Company, Inc.	12,987
130	Molson Coors Brewing Company	12,466
700	Nippon Meat Packers, Inc.	19,952
640	PepsiCo, Inc.	72,499
490	Sysco Corporation	25,906
1,269	Tate & Lyle plc	12,445

	Total	567,644

Energy (3.0%)
1,042	Caltex Australia, Ltd.	23,259
780	Exxon Mobil Corporation	63,687
700	Idemitsu Kosan Company, Ltd.	22,380
7,950	JXTG Holdings, Inc.	35,871
5,778	Snam SPA	25,527

	Total	170,724

Financials (14.8%)
980	Aflac, Inc.	73,383
40	Alleghany Corporation[a]	24,428
900	Allstate Corporation	73,161
180	Aon plc	21,571
200	Arch Capital Group, Ltd.[a]	19,394
440	Berkshire Hathaway, Inc.[a]	72,692
540	Chubb, Ltd.	74,115
4,000	CK Hutchison Holdings, Ltd.	49,949
24,000	First Pacific Company, Ltd.	18,481
1,020	Hartford Financial Services Group, Inc.	49,327
341	Intact Financial Corporation	23,360
7,000	Kerry Properties, Ltd.	26,168
800	Loews Corporation	37,296
440	Marsh & McLennan Companies, Inc.	32,617
345	Pargesa Holding SA	25,795
1,600	Progressive Corporation	63,552
419	Swiss Re AG	36,444
258	Toronto-Dominion Bank	12,140
100	Travelers Companies, Inc.	12,166
1,270	U.S. Bancorp	65,126
330	W.R. Berkley Corporation	22,433

	Total	833,598

Health Care (13.6%)
1,400	Abbott Laboratories	61,096
5,200	Astellas Pharmaceutical, Inc.	68,573
200	C.R. Bard, Inc.	61,496
490	CIGNA Corporation	76,621
840	Eli Lilly and Company	68,931
570	Johnson & Johnson	70,378
390	Medtronic plc	32,405
108	Merck KGaA	12,687
500	Miraca Holdings, Inc.	23,053
1,200	Mitsubishi Tanabe Pharma Corporation	24,376
2,040	Pfizer, Inc.	69,197
285	Roche Holding AG-Genusschein	74,574
727	Sonic Healthcare, Ltd.	12,018
530	Stryker Corporation	72,276
300	Taisho Pharmaceutical Holdings Company, Ltd.	24,684
110	Zimmer Biomet Holdings, Inc.	13,162

	Total	765,527

Industrials (9.1%)
380	3M Company	74,415
210	C.H. Robinson Worldwide, Inc.	15,267
240	Expeditors International of Washington, Inc.	13,462
490	Honeywell International, Inc.	64,259
300	Jardine Matheson Holdings, Ltd.	19,359
1,480	Johnson Controls International plc	61,524
1,000	Kurita Water Industries, Ltd.	25,823
270	Lockheed Martin Corporation	72,751
227	MAN AG	23,850
2,500	Obayashi Corporation	24,272
100	Raytheon Company	15,521
350	Rockwell Collins, Inc.	36,431
3,400	Singapore Airlines, Ltd.	24,908
7,100	Singapore Airport Terminal Services, Ltd.	25,890
120	Union Pacific Corporation	13,435

	Total	511,167

Information Technology (11.6%)
234	AtoS	30,651
500	CA, Inc.	16,415
2,400	Canon, Inc.	79,651
2,030	Cisco Systems, Inc.	69,162
650	eBay, Inc.[a]	21,716
140	Facebook, Inc.[a]	21,035
230	Fiserv, Inc.[a]	27,402
380	FLIR Systems, Inc.	13,957
1,200	FUJIFILM Holdings NPV	44,538
1,910	Intel Corporation	69,046
140	International Business Machines Corporation	22,441
1,100	Kakaku.com, Inc.	15,875
1,600	Konica Minolta Holdings, Inc.	14,164
110	MasterCard, Inc.	12,795
810	Microsoft Corporation	55,453
1,640	Oracle Corporation	73,734
500	Otsuka Corporation	26,783
1,800	Sega Sammy Holdings, Inc.	24,168
410	Symantec Corporation	12,968

	Total	651,954

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of April 28, 2017

(unaudited)

Shares	Common Stock (87.3%)	Value
Materials (2.6%)
1,735	Barrick Gold Corporation	$29,004
1,500	Kuraray Company, Ltd.	24,209
1,769	Newcrest Mining, Ltd.	28,381
1,350	Newmont Mining Corporation	45,643
568	Yara International ASA	21,121

	Total	148,358

Real Estate (2.2%)
1,190	AGNC Investment Corporation	25,073
990	Brixmor Property Group, Inc.	19,553
200	Daito Trust Construction Company, Ltd.	29,431
940	Duke Realty Corporation	26,066
710	UDR, Inc.	26,511

	Total	126,634

Telecommunications Services (4.9%)
1,760	AT&T, Inc.	69,749
528	BCE, Inc.	24,040
6,840	Bezeq Israel Telecommunication Corporation, Ltd.	11,492
19,000	HKT Trust and HKT, Ltd.	24,305
500	Nippon Telegraph & Telephone Corporation	21,428
41,000	PCCW, Ltd.	23,147
761	Proximus SA	23,274
5,500	Singapore Telecommunications, Ltd.	14,725
6,000	StarHub, Ltd.	11,964
69	Swisscom AG	30,090
740	TELUS Corporation	24,622

	Total	278,836

Utilities (5.5%)
960	American Electric Power Company, Inc.	65,117
500	CMS Energy Corporation	22,700
672	Endesa SA	15,828
1,580	PPL Corporation	60,214
800	Southern Company	39,840
720	WEC Energy Group, Inc.	43,574
1,340	Xcel Energy, Inc.	60,367

	Total	307,640

	Total Common Stock (cost $4,864,143)	4,918,195

Shares	Preferred Stock (1.2%)	Value
Consumer Staples (1.2%)
497	Henkel AG & Company KGaA, 1.470%	67,624

	Total	67,624

	Total Preferred Stock (cost $65,267)	67,624

Shares or Principal Amount	Short-Term Investments (11.6%)[b]	Value
	Federal Home Loan Bank Discount Notes
100,000	0.770%, 6/16/2017[c]	99,899
	Thrivent Core Short-Term Reserve Fund
55,390	1.120%	553,904

	Total Short-Term Investments (cost $653,801)	653,803

	Total Investments (cost $5,583,211) 100.1%	$5,639,622

	Other Assets and Liabilities, Net (0.1%)	(6,629)

	Total Net Assets 100.0%	$5,632,993

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$130,647
Gross unrealized depreciation	(74,236)

Net unrealized appreciation (depreciation)	$56,411

Cost for federal income tax purposes	$5,583,211

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of April 28, 2017

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 28, 2017, in valuing Low Volatility Equity Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	556,113	322,978	233,135	–
Consumer Staples	567,644	465,657	101,987	–
Energy	170,724	63,687	107,037	–
Financials	833,598	641,261	192,337	–
Health Care	765,527	525,562	239,965	–
Industrials	511,167	367,065	144,102	–
Information Technology	651,954	416,124	235,830	–
Materials	148,358	45,643	102,715	–
Real Estate	126,634	97,203	29,431	–
Telecommunications Services	278,836	69,749	209,087	–
Utilities	307,640	291,812	15,828	–

Preferred Stock
Consumer Staples	67,624	–	67,624	–
Short-Term Investments	99,899	–	99,899	–

Subtotal Investments in Securities	$5,085,718	$3,306,741	$1,778,977	$–

Other Investments *	Total
Short-Term Investments	553,904

Subtotal Other Investments	$553,904

Total Investments at Value	$5,639,622

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	7,281	7,281	–	–

Total Asset Derivatives	$7,281	$7,281	$–	$–

There were no significant transfers between Levels during the period ended April 28, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Low Volatility Equity Fund’s futures contracts held as of April 28, 2017. Investments and/or cash totaling $99,899 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Eurex MSCI World Index	9	June 2017	$464,319	$471,600	$7,281
Total Futures Contracts					$7,281

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 28, 2017, for Low Volatility Equity Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$7,281
Total Equity Contracts		7,281

Total Asset Derivatives		$7,281

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of April 28, 2017

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 28, 2017, for Low Volatility Equity Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(3,644)

Total Equity Contracts		(3,644)

Total		($3,644)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 28, 2017, for Low Volatility Equity Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	7,281

Total Equity Contracts		7,281

Total		$7,281

The following table presents Low Volatility Equity Fund’s average volume of derivative activity during the period ended April 28, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$267,129	5.0%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Core Short-Term Reserve Fund is established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Low Volatility Equity Fund, is as follows:

Fund	Value February 28, 2017	Gross Purchases	Gross Sales	Shares Held at April 28, 2017	Value April 28, 2017	Income Earned February 28, 2017 - April 28, 2017
Core Short-Term Reserve	$–	$6,485,945	$5,932,041	55,390	$553,904	$732
Total Value and Income Earned	$–				$553,904	$732

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Bank Loans (1.8%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$1,061,455	0.1%

	Total	1,061,455

Capital Goods (0.4%)
	Other Securities^	2,627,948	0.4%

	Total	2,627,948

Communications Services (0.5%)
	Cengage Learning Acquisitions, Term Loan
$3,750,553	5.250%, 6/7/2023[a]	3,603,194	0.5%

	Total	3,603,194

Consumer Cyclical (0.7%)
	Other Securities^	4,669,325	0.7%

	Total	4,669,325

Energy (0.1%)
	Other Securities^	1,025,705	0.1%

	Total	1,025,705

	Total Bank Loans (cost $12,707,055)	12,987,627

Principal Amount	Long-Term Fixed Income (92.2%)	Value	% of Net Assets
Asset-Backed Securities (0.2%)
	Other Securities^	1,038,835	0.2%

	Total	1,038,835

Basic Materials (6.3%)
	Other Securities^	45,164,857	6.3%

	Total	45,164,857

Capital Goods (9.1%)
	Ardagh Packaging Finance plc
3,810,000	7.250%, 5/15/2024[b]	4,148,137	0.6%
3,280,000	6.000%, 2/15/2025[b]	3,390,700	0.5%
	Berry Plastics Corporation
5,630,000	5.125%, 7/15/2023	5,853,511	0.8%
	Bombardier, Inc.
3,805,000	7.500%, 3/15/2025[b]	3,957,200	0.6%
	Building Materials Corporation of America
3,710,000	6.000%, 10/15/2025[b]	3,960,425	0.6%
	Other Securities^	43,917,631	6.0%

	Total	65,227,604

Communications Services (16.4%)
	Altice Finco SA
660,000	7.625% - 8.125%, 1/15/2024 - 2/15/2025[b]	701,800	0.1%
	CCO Holdings, LLC
4,500,000	5.875%, 4/1/2024[b]	4,815,000	0.7%
	Columbus International, Inc.
4,435,000	7.375%, 3/30/2021[b]	4,773,169	0.7%
	Frontier Communications Corporation
7,675,000	8.875%, 9/15/2020	8,101,883	1.1%
	Intelsat Jackson Holdings SA
6,575,000	5.500%, 8/1/2023	5,613,406	0.8%
	Neptune Finco Corporation
5,050,000	10.875%, 10/15/2025[b]	6,066,313	0.9%
	SFR Group SA
3,910,000	6.000%, 5/15/2022[b]	4,076,175	0.6%
4,670,000	6.250% - 7.375%, 5/15/2024 - 5/l/2026[b]	4,875,100	0.7%
	Sprint Communications, Inc.
4,640,000	6.000%, 11/15/2022	4,834,300	0.7%
2,530,000	7.000%, 3/1/2020[b]	2,764,025	0.4%
	Sprint Corporation
11,385,000	7.625%, 2/15/2025[c]	12,708,506	1.8%
	Unitymedia Hessen GmbH & Company KG
4,650,000	5.500%, 1/15/2023[b]	4,841,812	0.7%
	Zayo Group, LLC
3,575,000	6.375%, 5/15/2025	3,865,469	0.5%
	Other Securities^	49,344,345	6.7%

	Total	117,381,303

Consumer Cyclical (13.3%)
	Allison Transmission, Inc.
3,480,000	5.000%, 10/1/2024[b]	3,545,250	0.5%
	Brookfield Residential Properties, Inc.
3,570,000	6.125%, 7/1/2022[b]	3,721,725	0.5%
	Cinemark USA, Inc.
4,205,000	4.875%, 6/1/2023	4,268,075	0.6%
	Dana Financing Luxembourg SARL
3,575,000	6.500%, 6/1/2026[b]	3,744,812	0.5%
	LKQ Corporation
3,495,000	4.750%, 5/15/2023	3,512,475	0.5%
	Scientific Games International, Inc.
6,290,000	6.625% - 10.000%, 5/15/2021 - 12/1/2022	6,543,729	1.0%
	ServiceMaster Company, LLC
3,790,000	5.125%, 11/15/2024[b]	3,913,175	0.5%
	Six Flags Entertainment Corporation
3,720,000	4.875%, 7/31/2024[b]	3,752,550	0.5%
	Other Securities^	62,000,417	8.7%

	Total	95,002,208

Consumer Non-Cyclical (10.9%)
	Energizer Holdings, Inc.
3,760,000	5.500%, 6/15/2025[b]	3,919,800	0.5%
	HCA, Inc.
4,190,000	5.875%, 3/15/2022	4,645,662	0.6%
7,290,000	4.750% - 6.500%, 2/15/2020 - 2/1/2025	7,737,673	1.1%
	JBS USA, LLC
4,795,000	5.750%, 6/15/2025[b]	4,950,838	0.7%
2,750,000	5.875%, 7/15/2024[b]	2,866,875	0.4%
	MPH Acquisition Holdings, LLC
3,810,000	7.125%, 6/1/2024[b]	4,095,750	0.6%
	Revlon Consumer Products Corporation
4,240,000	5.750%, 2/15/2021	4,218,800	0.6%
	Valeant Pharmaceuticals International
2,400,000	7.250%, 7/15/2022[b]	1,926,000	0.3%
	Valeant Pharmaceuticals International, Inc.
4,695,000	5.500%, 3/1/2023[b]	3,462,563	0.5%
1,410,000	5.625%, 12/1/2021[b]	1,083,937	0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Long-Term Fixed Income (92.2%)	Value	% of Net Assets
Consumer Non-Cyclical (10.9%) - continued
	VPII Escrow Corporation
$2,830,000	7.500%, 7/15/2021[b]	$2,345,362	0.3%
	Other Securities^	36,310,993	5.2%

	Total	77,564,253

Energy (14.0%)
	Cheniere Corpus Christi Holdings, LLC
4,300,000	5.875% - 7.000%, 6/30/2024 - 3/31/2025[b]	4,673,784	0.7%
	Energy Transfer Equity, LP
3,755,000	5.500%, 6/1/2027	4,036,625	0.6%
	MPLX, LP
4,315,000	4.875%, 12/1/2024	4,613,930	0.6%
	Range Resources Corporation
3,820,000	5.000%, 3/15/2023[b]	3,781,800	0.5%
	Rice Energy, Inc.
3,895,000	6.250%, 5/1/2022	4,072,729	0.6%
	Rowan Companies, Inc.
4,760,000	4.875%, 6/1/2022	4,474,400	0.6%
	Sabine Pass Liquefaction, LLC
4,295,000	5.625% - 5.875%, 3/1/2025 - 6/30/2026[b]	4,747,365	0.7%
	Tesoro Corporation
4,000,000	4.750%, 12/15/2023[b]	4,190,000	0.6%
	Tesoro Logistics, LP
3,970,000	5.500% - 6.250%, 10/15/2019 -10/15/2022	4,231,575	0.6%
	Other Securities^	61,112,590	8.5%

	Total	99,934,798

Financials (9.0%)
	Ally Financial, Inc.
5,630,000	4.125%, 3/30/2020	5,766,922	0.8%
2,120,000	4.125%, 2/13/2022	2,133,250	0.3%
	ASP AMC Merger Sub, Inc.
4,800,000	8.000%, 5/15/2025[b]	4,764,000	0.7%
	Centene Escrow Corporation
4,060,000	6.125%, 2/15/2024	4,374,650	0.6%
	Icahn Enterprises, LP
3,625,000	6.000%, 8/1/2020	3,751,875	0.5%
3,290,000	6.250%, 2/1/2022[b]	3,421,600	0.5%
	Park Aerospace Holdings, Ltd.
3,725,000	5.250%, 8/15/2022[b]	3,934,531	0.6%
	Quicken Loans, Inc.
5,145,000	5.750%, 5/1/2025[b]	5,196,450	0.7%
	VEREIT Operating Partnership, LP
3,556,000	4.875%, 6/1/2026	3,767,902	0.5%
	Other Securities^	27,445,241	3.8%

	Total	64,556,421

Foreign Government (0.4%)
	Other Securities^	2,979,330	0.4%

	Total	2,979,330

Technology (6.6%)
	Alliance Data Systems Corporation
6,120,000	5.375%, 8/1/2022[b]	6,181,200	0.9%
	Brocade Communications Systems, Inc.
3,410,000	4.625%, 1/15/2023	3,486,725	0.5%
	CommScope Technologies Finance, LLC
4,225,000	6.000%, 6/15/2025[b]	4,504,906	0.6%
	Inception Merger Sub, Inc.
3,760,000	8.625%, 11/15/2024[b,c]	3,980,900	0.6%
	Micron Technology, Inc.
4,270,000	5.250%, 8/1/2023[b]	4,419,450	0.6%
	Sensata Technologies BV
4,130,000	4.875%, 10/15/2023[b]	4,171,300	0.6%
	Other Securities^	20,462,311	2.8%

	Total	47,206,792

Transportation (3.5%)
	XPO Logistics, Inc.
4,290,000	6.500%, 6/15/2022[b,c]	4,542,038	0.6%
	Other Securities^	20,810,285	2.9%

	Total	25,352,323

Utilities (2.5%)
	Dynegy, Inc.
4,280,000	7.625%, 11/1/2024[c]	3,916,200	0.5%
	Regency Energy Partners, LP
3,950,000	5.500%, 4/15/2023	4,112,306	0.6%
	Tesoro Logistics, LP
2,000,000	5.250%, 1/15/2025	2,122,500	0.3%
	Other Securities^	7,428,237	1.1%

	Total	17,579,243

	Total Long-Term Fixed Income (cost $642,777,331)	658,987,967

Shares	Preferred Stock (1.1%)	Value	% of Net Assets
Consumer Staples (0.1%)
	Other Securities^	1,030,964	0.1%

	Total	1,030,964

Financials (1.0%)
	Other Securities^	7,039,215	1.0%

	Total	7,039,215

	Total Preferred Stock (cost $7,721,184)	8,070,179

Shares	Registered Investment Companies (0.5%)	Value	% of Net Assets
Equity Funds/ETFs (0.5%)
	Other Securities^	3,589,325	0.5%

	Total	3,589,325

	Total Registered Investment Companies (cost $3,360,650)	3,589,325

Shares	Common Stock (<0.1%)	Value	% of Net Assets
Consumer Discretionary (<0.1%)
	Other Securities^	4	<0.1%

	Total	4

Industrials (<0.1%)
	Other Securities^	175,935	<0.1%

	Total	175,935

	Total Common Stock (cost $2,483,415)	175,939

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Shares	Collateral Held for Securities Loaned (10.5%)	Value	% of Net Assets
74,796,555	Thrivent Cash Management Trust	$74,796,555	10.5%

	Total Collateral Held for Securities Loaned (cost $74,796,555)	74,796,555

Shares or Principal Amount	Short-Term Investments (3.1%)[d]	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
2,235,527	1.120%	22,355,274	3.1%

	Total Short-Term Investments (cost $22,355,274)	22,355,274

	Total Investments (cost $766,201,464) 109.2%	$780,962,866

	Other Assets and Liabilities, Net (9.2%)	(65,991,678)

	Total Net Assets 100.0%	$714,971,188

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 28, 2017, the value of these investments was $348,690,828 or 48.8% of total net assets.

c	All or a portion of the security is on loan.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

High Yield Fund held restricted securities as of April 28, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of April 28, 2017, the value of these investments was $11,984,097 or 1.7% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Fund as of April 28, 2017:

Securities Lending Transactions

Taxable Debt Security	$69,888,897
Common Stock	1,852,350

Total lending	$71,741,247
Gross amount payable upon return of collateral for securities loaned	$74,796,555

Net amounts due to counterparty	$3,055,308

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$28,889,261
Gross unrealized depreciation	(14,581,955)

Net unrealized appreciation (depreciation)	$14,307,306

Cost for federal income tax purposes	$766,655,560

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 28, 2017, in valuing High Yield Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	1,061,455	–	1,061,455	–
Capital Goods	2,627,948	–	2,627,948	–
Communications Services	3,603,194	–	3,603,194	–
Consumer Cyclical	4,669,325	–	4,669,325	–
Energy	1,025,705	–	1,025,705	–

Long-Term Fixed Income
Asset-Backed Securities	1,038,835	–	1,038,835	–
Basic Materials	45,164,857	–	45,164,857	–
Capital Goods	65,227,604	–	65,227,604	–
Communications Services	117,381,303	–	117,381,303	–
Consumer Cyclical	95,002,208	–	95,002,208	–
Consumer Non-Cyclical	77,564,253	–	77,564,253	–
Energy	99,934,798	–	99,934,798	–
Financials	64,556,421	–	64,556,421	–
Foreign Government	2,979,330	–	2,979,330	–
Technology	47,206,792	–	47,206,792	–
Transportation	25,352,323	–	25,352,323	–
Utilities	17,579,243	–	17,579,243	–

Preferred Stock
Consumer Staples	1,030,964	1,030,964	–	–
Financials	7,039,215	7,039,215	–	–

Registered Investment Companies
Equity Funds/ETFs	3,589,325	3,589,325	–	–

Common Stock
Consumer Discretionary	4	–	–	4
Industrials	175,935	–	175,935	–

Subtotal Investments in Securities	$683,811,037	$11,659,504	$672,151,529	$4

Other Investments *	Total
Short-Term Investments	22,355,274
Collateral Held for Securities Loaned	74,796,555

Subtotal Other Investments	$97,151,829

Total Investments at Value	$780,962,866

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended April 28, 2017. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in High Yield Fund, is as follows:

Fund	Value October 31, 2016	Gross Purchases	Gross Sales	Shares Held at April 28, 2017	Value April 28, 2017	Income Earned November 1, 2016 - April 28, 2017
Cash Management Trust-Collateral Investment	$66,352,314	$149,731,890	$141,287,649	74,796,555	$74,796,555	$222,795
Core Short-Term Reserve	35,953,868	101,222,485	114,821,079	2,235,527	22,355,274	73,448
Total Value and Income Earned	$102,306,182				$97,151,829	$296,243

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Bank Loans (2.7%)	Value	% of Net Assets
Basic Materials (0.2%)
	Other Securities^	$1,337,519	0.2%

	Total	1,337,519

Capital Goods (0.3%)
	Other Securities^	2,637,187	0.3%

	Total	2,637,187

Communications Services (0.9%)
	Other Securities^	7,092,651	0.9%

	Total	7,092,651

Consumer Cyclical (0.4%)
	Other Securities^	3,602,941	0.4%

	Total	3,602,941

Consumer Non-Cyclical (0.4%)
	Other Securities^	3,147,731	0.4%

	Total	3,147,731

Energy (<0.1%)
	Other Securities^	411,886	<0.1%

	Total	411,886

Financials (0.1%)
	Other Securities^	414,481	0.1%

	Total	414,481

Technology (0.3%)
	Other Securities^	2,419,563	0.3%

	Total	2,419,563

Transportation (0.1%)
	Other Securities^	719,211	0.1%

	Total	719,211

	Total Bank Loans (cost $21,645,597)	21,783,170

Principal Amount	Long-Term Fixed Income (91.0%)	Value	% of Net Assets
Asset-Backed Securities (2.4%)
	Other Securities^	19,967,639	2.4%

	Total	19,967,639

Basic Materials (3.0%)
	Georgia-Pacific, LLC
$2,220,000	3.163%, 11/15/2021[a,b]	2,269,715	0.3%
	Other Securities^	22,382,264	2.7%

	Total	24,651,979

Capital Goods (2.4%)
	Other Securities^	20,137,643	2.4%

	Total	20,137,643

Collateralized Mortgage Obligations (0.5%)
	Other Securities^	4,209,844	0.5%

	Total	4,209,844

Communications Services (9.0%)
	American Tower Corporation
3,000,000	3.450%, 9/15/2021	3,074,445	0.4%
	AT&T, Inc.
13,055,000	3.400% - 5.450%, 3/15/2022 - 3/1/2047	13,020,337	1.5%
	Charter Communications Operating, LLC
2,630,000	4.464%, 7/23/2022	2,798,241	0.3%
	Comcast Corporation
2,260,000	3.375%, 8/15/2025	2,301,157	0.3%
	Crown Castle International Corporation
2,340,000	5.250%, 1/15/2023	2,589,722	0.3%
	Omnicom Group, Inc.
2,380,000	4.450%, 8/15/2020	2,540,517	0.3%
	Time Warner Cable, Inc.
2,200,000	4.125%, 2/15/2021	2,290,902	0.3%
	Time Warner Entertainment Company, LP
2,380,000	8.375%, 3/15/2023	2,991,912	0.4%
	Verizon Communications, Inc.
2,700,000	3.500%, 11/1/2024	2,701,715	0.3%
2,747,000	4.522%, 9/15/2048	2,509,181	0.3%
7,441,000	2.625% - 5.250%, 3/15/2021 - 8/21/2046	7,336,802	0.9%
	Other Securities^	29,861,756	3.7%

	Total	74,016,687

Consumer Cyclical (4.6%)
	General Motors Company
2,930,000	5.000% - 6.750%, 4/1/2035 - 4/1/2046	3,094,856	0.3%
	General Motors Financial Company, Inc.
5,560,000	3.450% - 4.000%, 4/10/2022 - 1/15/2025	5,600,225	0.7%
	Other Securities^	29,212,360	3.6%

	Total	37,907,441

Consumer Non-Cyclical (9.6%)
	AbbVie, Inc.
2,540,000	3.200%, 5/14/2026	2,475,255	0.3%
	Anheuser-Busch InBev Finance, Inc.
2,530,000	3.650%, 2/1/2026	2,587,211	0.3%
5,020,000	3.300% - 4.900%, 2/1/2023 - 2/1/2046	5,352,416	0.6%
	Anheuser-Busch InBev Worldwide, Inc.
2,680,000	3.750%, 1/15/2022	2,821,802	0.4%
	Biogen, Inc.
2,260,000	3.625%, 9/15/2022	2,354,570	0.3%
	Express Scripts Holding Company
2,190,000	4.500%, 2/25/2026	2,275,949	0.3%
	Pernod Ricard SA
2,370,000	5.750%, 4/7/2021[a]	2,648,456	0.3%
	Other Securities^	58,151,321	7.1%

	Total	78,666,980

Energy (11.0%)
	Anadarko Petroleum Corporation
2,170,000	5.550%, 3/15/2026[b]	2,428,818	0.3%
	El Paso Pipeline Partners Operating Company, LLC
2,550,000	4.300%, 5/1/2024	2,642,483	0.3%
	Energy Transfer Partners, LP
2,520,000	4.200%, 4/15/2027	2,547,750	0.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Long-Term Fixed Income (91.0%)	Value	% of Net Assets
Energy (11.0%) - continued
	Other Securities^	$82,465,258	10.1%

	Total	90,084,309

Financials (26.9%)
	Bank of America Corporation
$2,170,000	4.125%, 1/22/2024	2,280,846	0.3%
16,270,000	2.226% - 7.625%, 3/22/2018 - 10/23/2049[c,d]	17,082,697	2.1%
	Berkshire Hathaway, Inc.
1,640,000	2.750%, 3/15/2023	1,658,586	0.2%
	Citigroup, Inc.
2,630,000	4.400%, 6/10/2025	2,705,802	0.3%
10,415,000	2.176% - 5.500%, 12/8/2021 - 4/24/2048[d]	10,686,660	1.3%
	CoreStates Capital III
1,360,000	1.609%, 2/15/2027[a,d]	1,224,000	0.2%
	Credit Suisse Group Funding, Ltd.
2,600,000	3.750%, 3/26/2025	2,597,582	0.3%
	Goldman Sachs Group, Inc.
2,550,000	3.850%, 7/8/2024	2,635,104	0.3%
2,240,000	5.150%, 5/22/2045	2,366,063	0.3%
9,990,000	2.350% - 5.375%, 3/15/2020 - 11/16/2026[c]	10,379,052	1.2%
	J.P. Morgan Chase & Company
9,440,000	2.295% - 7.900%, 4/30/2018 - 12/29/2049[c,d]	9,958,590	1.2%
	Mitsubishi UFJ Financial Group, Inc.
1,800,000	2.190% - 3.677%, 9/13/2021 - 2/22/2027	1,816,994	0.2%
	Morgan Stanley
13,815,000	2.500% - 5.500%, 1/26/2020 - l/27/2045[d]	14,326,525	1.7%
	Realty Income Corporation
2,170,000	3.875%, 7/15/2024	2,237,758	0.3%
	UnionBanCal Corporation
1,420,000	3.500%, 6/18/2022	1,463,899	0.2%
	Wells Fargo & Company
2,890,000	3.000%, 10/23/2026	2,783,142	0.3%
3,280,000	3.000% - 5.875%, 6/15/2025 - 4/22/2026[c]	3,389,335	0.5%
	Other Securities^	131,311,084	16.0%

	Total	220,903,719

Foreign Government (0.8%)
	Other Securities^	6,379,614	0.8%

	Total	6,379,614

Mortgage-Backed Securities (4.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
2,425,000	3.000%, 5/1/2032[e]	2,495,571	0.3%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
5,525,000	4.000%, 5/1/2047[e]	5,815,926	0.7%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
6,800,000	3.000%, 5/1/2047[e]	6,793,625	0.8%
13,875,000	3.500%, 5/1/2047[e]	14,267,402	1.7%
6,900,000	4.000%, 5/1/2047[e]	7,267,101	0.9%
325,000	4.500%, 5/1/2047[e]	349,680	0.1%

	Total	36,989,305

Technology (3.6%)
	Apple, Inc.
2,550,000	3.250%, 2/23/2026	2,603,999	0.3%
	Diamond 1 Finance Corporation
2,160,000	6.020%, 6/15/2026[a]	2,379,234	0.3%
	Other Securities^	24,466,831	3.0%

	Total	29,450,064

Transportation (1.8%)
	Burlington Northern Santa Fe, LLC
1,500,000	4.700%, 9/1/2045	1,649,577	0.2%
	Other Securities^	13,458,720	1.6%

	Total	15,108,297

U.S. Government and Agencies (5.0%)
	U.S. Treasury Bonds
3,500,000	1.500%, 8/15/2026	3,273,592	0.4%
2,980,000	3.125%, 2/15/2042	3,089,190	0.4%
4,060,000	3.000%, 11/15/2045	4,089,183	0.5%
3,950,000	3.000%, 2/15/2047	3,985,795	0.5%
4,610,000	2.500% - 2.875%, 2/15/2045 - 11/15/2046	4,354,610	0.5%
	U.S. Treasury Notes
2,500,000	1.375%, 5/31/2020	2,491,308	0.3%
4,000,000	2.000%, 5/31/2021	4,048,280	0.5%
4,040,000	1.875%, 8/31/2022	4,037,790	0.5%
3,870,000	2.125%, 12/31/2022	3,906,885	0.5%
2,510,000	2.125%, 3/31/2024	2,514,804	0.3%
3,620,000	1.125% - 2.250%, 2/28/2021 - 2/15/2027	3,584,734	0.4%
	U.S. Treasury Notes, TIPS
1,462,982	0.125%, 7/15/2026	1,435,723	0.2%

	Total	40,811,894

U.S. Municipals (0.2%)
	Other Securities^	1,664,223	0.2%

	Total	1,664,223

Utilities (5.7%)
	AEP Transmission Company, LLC
2,520,000	3.100%, 12/1/2026[a]	2,516,419	0.3%
	ITC Holdings Corporation
2,920,000	4.050%, 7/1/2023	3,044,964	0.4%
	MidAmerican Energy Holdings Company
2,550,000	3.750%, 11/15/2023	2,683,243	0.3%
	Nevada Power Company
1,700,000	6.750%, 7/1/2037	2,263,904	0.3%
	Pennsylvania Electric Company
2,300,000	5.200%, 4/1/2020	2,447,317	0.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Long-Term Fixed Income (91.0%)	Value	% of Net Assets
Utilities (5.7%) - continued
	Other Securities^	$33,451,263	4.1%

	Total	46,407,110

	Total Long-Term Fixed Income (cost $732,506,831)	747,356,748

Shares	Preferred Stock (1.4%)	Value	% of Net Assets
Consumer Staples (0.1%)
	Other Securities^	1,221,517	0.1%

	Total	1,221,517

Financials (1.3%)
57,878	Citigroup, Inc., 7.409%[d]	1,518,719	0.2%
18,075	Countrywide Capital V, 7.000%	464,527	<0.1%
54,060	Goldman Sachs Group, Inc., 5.500%[c]	1,457,458	0.2%
51,800	Morgan Stanley, 7.125%[c]	1,520,330	0.2%
58,500	Wells Fargo & Company 5.850%[c]	1,585,350	0.2%
	Other Securities^	3,811,508	0.5%

	Total	10,357,892

	Total Preferred Stock (cost $11,047,097)	11,579,409

Shares	Common Stock (<0.1%)	Value	% of Net Assets
Energy (<0.1%)
	Other Securities^	189,016	<0.1%

	Total	189,016

	Total Common Stock (cost $175,591)	189,016

Shares	Collateral Held for Securities Loaned (2.2%)	Value	% of Net Assets
17,824,568	Thrivent Cash Management Trust	17,824,568	2.2%

	Total Collateral Held for Securities Loaned (cost $17,824,568)	17,824,568

Shares or Principal Amount	Short-Term Investments (8.0%)[f]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
2,850,000	0.770%, 5/23/2017	2,848,712	0.3%
5,490,000	0.780%, 6/9/2017	5,485,301	0.7%
3,910,000	0.810%, 7/5/2017	3,904,069	0.5%
10,400,000	0.745% - 0.840%, 5/5/2017 - 7/19/2017[g]	10,388,901	1.3%
	Thrivent Core Short-Term Reserve Fund
4,312,993	1.120%	43,129,930	5.2%

	Total Short-Term Investments (cost $65,756,233)	65,756,913

	Total Investments (cost $848,955,917) 105.3%	$864,489,824

	Other Assets and Liabilities, Net (5.3%)	(43,630,530)

	Total Net Assets 100.0%	$820,859,294

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 28, 2017, the value of these investments was $99,685,697 or 12.1% of total net assets.

b	All or a portion of the security is on loan.
c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 28, 2017.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Income Fund held restricted securities as of April 28, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of April 28, 2017, the value of these investments was $14,884,761 or 1.8% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Fund as of April 28, 2017:

Securities lending Transactions

Taxable Debt Security	$17,313,135

Total lending	$17,313,135
Gross amount payable upon return of collateral for securities loaned	$17,824,568

Net amounts due to counterparty	$511,433

Definitions:

TIPS	-	Treasury Inflation Protected Security

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$22,367,976
Gross unrealized depreciation	(6,707,460)

Net unrealized appreciation (depreciation)	$15,660,516

Cost for federal income tax purposes	$848,829,308

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 28, 2017, in valuing Income Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	1,337,519	–	1,337,519	–
Capital Goods	2,637,187	–	2,637,187	–
Communications Services	7,092,651	–	7,092,651	–
Consumer Cyclical	3,602,941	–	3,602,941	–
Consumer Non-Cyclical	3,147,731	–	3,147,731	–
Energy	411,886	–	411,886	–
Financials	414,481	–	414,481	–
Technology	2,419,563	–	2,419,563	–
Transportation	719,211	–	261,511	457,700
Long-Term Fixed Income
Asset-Backed Securities	19,967,639	–	19,967,639	–
Basic Materials	24,651,979	–	24,651,979	–
Capital Goods	20,137,643	–	20,137,643	–
Collateralized Mortgage Obligations	4,209,844	–	4,209,844	–
Communications Services	74,016,687	–	74,016,687	–
Consumer Cyclical	37,907,441	–	37,907,441	–
Consumer Non-Cyclical	78,666,980	–	78,666,980	–
Energy	90,084,309	–	90,084,309	–
Financials	220,903,719	–	220,903,719	–
Foreign Government	6,379,614	–	6,379,614	–
Mortgage-Backed Securities	36,989,305	–	36,989,305	–
Technology	29,450,064	–	29,450,064	–
Transportation	15,108,297	–	15,108,297	–
U.S. Government and Agencies	40,811,894	–	40,811,894	–
U.S. Municipals	1,664,223	–	1,664,223	–
Utilities	46,407,110	–	46,407,110	–
Preferred Stock
Consumer Staples	1,221,517	1,221,517	–	–
Financials	10,357,892	9,068,048	1,289,844	–
Common Stock
Energy	189,016	189,016	–	–
Short-Term Investments	22,626,983	–	22,626,983	–

Subtotal Investments in Securities	$803,535,326	$10,478,581	$792,599,045	$457,700

Other Investments *	Total
Short-Term Investments	43,129,930
Collateral Held for Securities Loaned	17,824,568

Subtotal Other Investments	$60,954,498

Total Investments at Value	$864,489,824

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	877,761	877,761	–	–

Total Asset Derivatives	$877,761	$877,761	$–	$–

Liability Derivatives
Futures Contracts	959,275	959,275	–	–

Total Liability Derivatives	$959,275	$959,275	$–	$–

There were no significant transfers between Levels during the period ended April 28, 2017. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

The following table presents Income Fund’s futures contracts held as of April 28, 2017. Investments and/or cash totaling $699,144 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	(530)	June 2017	($65,838,381)	($66,630,938)	($792,557)
CBOT 5-Yr. U.S. Treasury Note	(247)	July 2017	(29,079,626)	(29,246,344)	(166,718)
CBOT U.S. Long Bond	304	June 2017	45,624,740	46,502,501	877,761
Total Futures Contracts					($81,514)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 28, 2017, for Income Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$877,761
Total Interest Rate Contracts		877,761

Total Asset Derivatives		$877,761

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	959,275
Total Interest Rate Contracts		959,275

Total Liability Derivatives		$959,275

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 28, 2017, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,340,108)

Total Interest Rate Contracts		(1,340,108)

Total		($1,340,108)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 28, 2017, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	974,552
Total Interest Rate Contracts		974,552

Total		$974,552

The following table presents Income Fund’s average volume of derivative activity during the period ended April 28, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Interest Rate Contracts	$142,201,358	17.6%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Income Fund, is as follows:

Fund	Value October 31, 2016	Gross Purchases	Gross Sales	Shares Held at April 28, 2017	Value April 28, 2017	Income Earned November 1, 2016 - April 28, 2017
Cash Management Trust-Collateral Investment	$20,144,903	$50,261,717	$52,582,052	17,824,568	$17,824,568	$33,698
Core Short-Term Reserve	42,262,592	65,084,430	64,217,092	4,312,993	43,129,930	196,498
Total Value and Income Earned	$62,407,495				$60,954,498	$230,196

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Long-Term Fixed Income (99.3%)	Value	% of Net Assets
Alabama (0.4%)
	Other Securities^	$6,446,638	0.4%

	Total	6,446,638

Alaska (0.5%)
	Other Securities^	8,000,000	0.5%

	Total	8,000,000

Arizona (1.0%)
	Other Securities^	15,562,124	1.0%

	Total	15,562,124

Arkansas (0.6%)
	Other Securities^	9,012,108	0.6%

	Total	9,012,108

California (10.5%)
	California Educational Fac. Auth. Rev. (Stanford University)
$6,000,000	5.250%, 4/1/2040	7,859,640	0.5%
	California Infrastructure and Economic Development Bank Rev. (Bay Area Toll Bridges Seismic Retrofit Rev.) (FGIC Insured)
5,000,000	5.000%, 7/1/2025, Ser. Aa,b	6,174,850	0.4%
	California Various Purpose G.O.
23,575,000	5.250% - 6.000%, 4/1/2024 - 11/1/2039[b]	25,316,524	1.6%
	Los Angeles Community College District, Los Angeles County, CA G.O. (Election 2008)
10,050,000	6.000%, 8/1/2033, Ser. Ab	11,166,756	0.7%
	Los Angeles, CA Department of Airports Rev. (Los Angeles International Airport)
8,000,000	5.000%, 5/15/2040, Ser. A	8,826,720	0.5%
	Los Angeles, CA Department of Water & Power System Rev.
7,000,000	5.000%, 7/1/2044, Ser. D	7,926,380	0.5%
	San Diego Unified School District G.O.
10,000,000	0.000%, 7/1/2033, Ser. Ab,c	11,316,100	0.7%
	San Francisco, CA City & County Airport Commission Rev. (San Francisco International Airport)
7,030,000	6.000%, 5/1/2039, Ser. E	7,709,520	0.5%
7,825,000	5.000%, 5/1/2044, Ser. A, AMT	8,543,804	0.5%
4,000,000	5.500%, 5/1/2028, Ser. A, AMT	4,647,880	0.3%
	University of California Limited Rev. Refg.
8,000,000	5.000%, 5/15/2032, Ser. I	9,291,360	0.6%
	Other Securities^	58,436,406	3.7%

	Total	167,215,940

Colorado (3.2%)
	University of Colorado University Enterprise Rev.
9,790,000	5.000%, 6/1/2033[b]	11,212,585	0.7%
7,500,000	5.000% - 5.375%, 6/1/2032 - 6/1/2034, Ser. Ab	8,474,227	0.5%
	Other Securities^	30,951,037	2.0%

	Total	50,637,849

District of Columbia (0.9%)
	Other Securities^	14,685,183	0.9%

	Total	14,685,183

Florida (6.7%)
	Citizens Property Insurance Corporation Rev.
10,000,000	5.000%, 6/1/2022, Ser. A1	11,482,200	0.7%
	Miami-Dade County, FL Aviation Rev. (Miami International Airport-Hub of the Americas)
7,500,000	5.500%, 10/1/2036, Ser. Bb	8,280,750	0.5%
8,000,000	5.500%, 10/1/2041, Ser. A	8,740,640	0.6%
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System)
5,000,000	5.000%, 6/1/2035, Ser. A	5,557,900	0.3%
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System) (AGC Insured)
2,000,000	5.625%, 6/1/2034[a,b]	2,150,320	0.1%
	St. Johns County Industrial Development Auth. Rev. (Presbyterian Retirement Communities)
6,490,000	5.875%, 8/1/2040, Ser. Ab	7,429,947	0.5%
	Other Securities^	62,743,121	4.0%

	Total	106,384,878

Georgia (1.1%)
	Other Securities^	17,186,012	1.1%

	Total	17,186,012

Hawaii (1.5%)
	Hawaii Airports System Rev.
3,040,000	5.250%, 7/1/2030, Ser. A	3,358,227	0.2%
	Hawaii State Department of Budget and Finance Special Purpose Senior Living Rev. Refg.
6,395,000	5.125% - 5.250%, 11/15/2032 - 11/15/2037	6,800,693	0.5%
	Hawaii State Department of Transportation Airport Division Lease Rev. C.O.P.
1,600,000	5.000%, 8/1/2028, AMT	1,768,304	0.1%
	Hawaii State Harbor System Rev.
6,000,000	5.250%, 7/1/2030, Ser. A	6,573,540	0.4%
	Other Securities^	5,594,902	0.3%

	Total	24,095,666

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Long-Term Fixed Income (99.3%)	Value	% of Net Assets
Illinois (7.0%)
	Chicago Metropolitan Water Reclamation District G.O. Refg.
$8,700,000	5.250%, 12/1/2032, Ser. C	$10,447,308	0.7%
	Illinois Finance Auth. Rev. (DePaul University)
5,075,000	5.000% - 6.000%, 10/1/2032 - 10/1/2041[b]	5,905,428	0.4%
	Illinois Finance Auth. Rev. (Rush University Medical Center)
6,000,000	5.000% - 7.250%, 11/15/2027 - 11/1/2038, Ser. Ab	6,621,230	0.4%
	Illinois Finance Auth. Rev. (The Art Institute of Chicago)
3,530,000	5.000%, 3/1/2034, Ser. A	3,857,478	0.2%
	Illinois Finance Auth. Rev. Refg. (Rush University Medical Center) (NATL-RE Insured)
2,020,000	5.250%, 11/1/2035, Ser. Ba,b	2,149,240	0.1%
	Illinois Health Fac. Auth. Rev. Refg. (Lutheran General Health System) (AGM-CR Insured)
1,015,000	6.000%, 4/1/2018, Ser. Ca	1,062,573	0.1%
	Illinois Sales Tax Rev. (Build Illinois) (NATL-RE Insured)
8,050,000	5.750%, 6/15/2018, 2nd Ser.[a]	8,458,054	0.5%
	Metropolitan Pier and Exposition Auth., IL Dedicated Tax Rev. (McCormick Place Expansion) (NATL-RE Insured)
7,000,000	5.500% - 5.500%, 6/15/2020[a,b]	7,110,510	0.4%
	Metropolitan Pier and Exposition Auth., IL Refg. (McCormick Place Expansion) (NATL-RE Insured)
17,605,000	Zero Coupon, 6/15/2020, Ser. Aa	16,249,063	1.0%
5,100,000	0.000% - 0.000%, 6/15/2024 - 12/15/2024, Ser. Aa	3,988,087	0.3%
	State of Illinois G.O.
8,250,000	5.000% - 5.500%, 3/1/2027 - 7/1/2038	8,493,893	0.5%
	State of Illinois G.O. Refg.
9,000,000	5.000%, 8/1/2017	9,075,780	0.6%
5,335,000	5.000%, 4/1/2018, Ser. A	5,473,710	0.3%
	Other Securities^	22,552,571	1.5%

	Total	111,444,925

Indiana (2.5%)
	Indiana Bond Bank Special Program Rev. (Clark Memorial Hospital)
7,000,000	5.500%, 8/1/2029, Ser. Db	7,543,480	0.5%
	Other Securities^	32,646,225	2.0%

	Total	40,189,705

Iowa (1.1%)
	Other Securities^	17,920,994	1.1%

	Total	17,920,994

Kansas (0.6%)
	Other Securities^	9,391,597	0.6%

	Total	9,391,597

Kentucky (1.6%)
	Other Securities^	24,742,298	1.6%

	Total	24,742,298

Louisiana (2.5%)
	Louisiana State Gas and Fuels Tax Rev.
7,000,000	5.000%, 5/1/2045, Ser. B	7,573,930	0.5%
	Other Securities^	31,829,807	2.0%

	Total	39,403,737

Maryland (0.1%)
	Other Securities^	1,107,650	0.1%

	Total	1,107,650

Massachusetts (4.3%)
	Massachusetts Health and Educational Fac. Auth. Rev. (Massachusetts Institute of Technology)
15,295,000	5.250%, 7/1/2033, Ser. L	19,816,508	1.2%
	Massachusetts Port Auth. Rev.
8,300,000	5.000%, 7/1/2042, Ser. A, AMT	9,006,994	0.6%
	Massachusetts School Building Auth. Sales Tax Refg.
6,900,000	5.000%, 8/15/2029, Ser. B	8,004,276	0.5%
	Other Securities^	30,735,718	2.0%

	Total	67,563,496

Michigan (2.6%)
	Great Lakes, MI Water Auth. Water Supply System Rev.
10,000,000	5.000%, 7/1/2046, Ser. A	11,019,500	0.7%
	Other Securities^	29,552,500	1.9%

	Total	40,572,000

Minnesota (3.1%)
	Other Securities^	49,085,187	3.1%

	Total	49,085,187

Mississippi (0.3%)
	Other Securities^	5,422,429	0.3%

	Total	5,422,429

Missouri (0.3%)
	Other Securities^	4,915,780	0.3%

	Total	4,915,780

Nebraska (1.5%)
	Omaha, NE Public Power District Rev.
8,150,000	5.000%, 2/1/2045, Ser. A	9,188,718	0.6%
	Other Securities^	14,381,022	0.9%

	Total	23,569,740

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Long-Term Fixed Income (99.3%)	Value	% of Net Assets
New Hampshire (0.1%)
	Other Securities^	$2,177,820	0.1%

	Total	2,177,820

New Jersey (1.3%)
	New Jersey Educational Fac. Auth. Rev. Refg. (Kean University)
$1,000,000	5.500%, 9/1/2036, Ser. A	1,082,760	0.1%
	New Jersey G.O. (AMBAC Insured)
1,000,000	5.250%, 7/15/2018, Ser. La	1,048,100	0.1%
	New Jersey Transportation Trust Fund Auth. Rev.
2,645,000	5.250% - 5.250%, 6/15/2033 - 6/15/2034, Ser. AA	2,739,342	0.2%
	New Jersey Transportation Trust Fund Auth. Rev. Federal Highway Reimbursement Notes
10,000,000	5.000%, 6/15/2023, Ser. A-2	10,332,300	0.6%
	New Jersey Transportation Trust Fund Auth. Transportation System Rev.
1,500,000	5.000%, 6/15/2026, Ser. A	1,552,425	0.1%
	Other Securities^	3,886,532	0.2%

	Total	20,641,459

New York (6.7%)
	New York City Municipal Water Finance Auth. Water and Sewer System Rev.
8,585,000	5.750%, 6/15/2040, Ser. A	9,050,135	0.6%
5,820,000	5.375% - 5.750%, 6/15/2040 - 6/15/2043, Ser. EEb	6,373,472	0.4%
	New York City Transitional Finance Auth. Future Tax Secured Rev.
12,505,000	5.000%, 11/1/2021	14,453,029	0.9%
15,000,000	5.000%, 11/1/2033, Ser. D-1	16,989,450	1.1%
6,000,000	5.000%, 2/1/2043, Ser. A	6,860,940	0.4%
	New York State Liberty Development Corporation Liberty Rev.
10,000,000	5.250%, 12/15/2043	11,283,800	0.7%
	Other Securities^	41,921,620	2.6%

	Total	106,932,446

North Carolina (1.9%)
	North Carolina Eastern Municipal Power Agency Power System Rev.
7,190,000	5.250%, 1/1/2020, Ser. Ab	7,401,890	0.5%
	Other Securities^	22,856,706	1.4%

	Total	30,258,596

North Dakota (0.3%)
	Other Securities^	4,590,459	0.3%

	Total	4,590,459

Ohio (5.5%)
	Buckeye Tobacco Settlement Financing Auth. Rev.
16,920,000	5.125%, 6/1/2024, Ser. A-2	16,243,708	1.0%
	Ohio Higher Educational Fac. Commission Rev. (Dayton University)
2,565,000	5.000%, 12/1/2035, Ser. A	2,860,796	0.2%
	Ohio Higher Educational Facility Commission Rev. Refg. (Kenyon College)
4,740,000	5.250% - 5.250%, 7/1/2044[b]	5,279,927	0.3%
	Ohio Hospital Rev. (Cleveland Clinic Health System Obligated Group)
5,000,000	5.000%, 1/1/2034	5,635,200	0.4%
	Ohio State Higher Educational Fac. Commission Rev. (Case Western Reserve University)
2,745,000	5.000%, 12/1/2028	3,185,023	0.2%
1,380,000	6.500%, 10/1/2020, Ser. B	1,501,799	0.1%
	Ohio State Turnpike Commission Rev.
8,000,000	0.000%, 2/15/2034[c]	7,440,400	0.5%
	Ohio State Turnpike Commission Rev. Refg. (NATL-RE Insured)
10,000,000	5.500%, 2/15/2026, Ser. Aa	12,430,600	0.8%
2,000,000	5.500%, 2/15/2024, Ser. Aa	2,402,980	0.1%
	Other Securities^	30,355,639	1.9%

	Total	87,336,072

Oklahoma (1.2%)
	Grand River, OK Dam Authority Rev.
7,815,000	5.000%, 6/1/2039, Ser. A	8,732,481	0.6%
	Other Securities^	10,767,475	0.6%

	Total	19,499,956

Oregon (0.3%)
	Other Securities^	5,155,062	0.3%

	Total	5,155,062

Pennsylvania (3.3%)
	Lycoming County, PA Auth. Health System Rev. (Susquehanna Health System)
7,075,000	5.750%, 7/1/2039, Ser. A	7,684,087	0.5%
	Pennsylvania Turnpike Commission Turnpike Rev.
6,000,000	5.000% - 5.000%, 12/1/2040 - 12/1/2046, Ser. B	6,613,710	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Long-Term Fixed Income (99.3%)	Value	% of Net Assets
Pennsylvania (3.3%) - continued
	Pennsylvania Turnpike Commission Turnpike Rev. (AGC Insured)
$10,070,000	6.250%, 6/1/2038, Ser. Ca,b	$10,655,571	0.7%
	Pennsylvania Turnpike Commission Turnpike Rev. (AGM Insured)
10,215,000	6.250%, 6/1/2033, Ser. Ca	12,728,707	0.8%
	Other Securities^	14,681,326	0.9%

	Total	52,363,401

South Carolina (2.2%)
	County of Charleston, SC G.O. Transportation Sales Tax Refg.
10,005,000	5.000%, 11/1/2021	11,601,598	0.7%
	Other Securities^	23,589,148	1.5%

	Total	35,190,746

South Dakota (0.3%)
	Other Securities^	4,471,309	0.3%

	Total	4,471,309

Tennessee (0.5%)
	Other Securities^	8,581,936	0.5%

	Total	8,581,936

Texas (11.9%)
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools)
3,000,000	5.000% - 6.000%, 8/15/2042 - 8/15/2043	3,303,660	0.2%
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools) (PSF-GTD Insured)
7,605,000	5.000% - 5.000%, 8/15/2036 - 8/15/2046, Ser. Aa	8,580,325	0.5%
	Clifton, TX Higher Education Finance Corporation Education Rev. (Uplift Education)
4,000,000	6.250%, 12/1/2045, Ser. A	4,406,400	0.3%
	Dallas Independent School District, Dallas County, TX Unlimited Tax School Building G.O. (PSF-GTD Insured)
10,000,000	6.375%, 2/15/2034[a,b]	10,432,300	0.7%
	Harris County Industrial Development Corporation Pollution Control Rev. (Exxon)
8,100,000	0.860%, 3/1/2024[d]	8,100,000	0.5%
3,200,000	0.860%, 3/1/2024[d]	3,200,000	0.2%
	Harris County, TX G.O. and Rev. Refg. (NATL-RE Insured)
7,000,000	Zero Coupon, 8/15/2024[a]	5,986,050	0.4%
	Harris County, TX Toll Road Rev. Refg.
11,500,000	5.000% - 5.250%, 8/15/2047, Ser. Bb	12,526,545	0.8%
	Houston, TX Water and Sewer System Rev. Refg. (AGM Insured)
10,000,000	5.750%, 12/1/2032, Ser. Aa,b	13,752,000	0.9%
	North Texas Tollway Auth. System Rev. (Special)
15,000,000	5.000%, 9/1/2030, Ser. D	17,015,700	1.1%
	North Texas Tollway Auth. System Rev. Refg.
6,000,000	5.000% - 5.625%, 1/1/2033 - 1/1/2042, Ser. Bb	6,464,118	0.4%
	North Texas Tollway Auth. System Rev. Refg. (AGC Insured)
5,000,000	Zero Coupon, 1/1/2028, Ser. Da	3,507,100	0.2%
	Southeast Texas Housing Finance Corporation Single Family Mortgage Rev. (NATL-RE Insured)
11,615,000	Zero Coupon, 9/1/2017[a,b]	11,577,135	0.7%
	State of Texas G.O. Refg.
13,940,000	5.000%, 10/1/2044, Ser. A	15,802,942	1.0%
	Texas College Student Loan G.O.
1,900,000	5.000%, 8/1/2017, AMT	1,920,387	0.1%
	Other Securities^	62,168,930	3.9%

	Total	188,743,592

Utah (1.7%)
	Utah County, UT Hospital Rev. (IHC Health Services, Inc.)
7,500,000	5.000%, 5/15/2046, Ser. B	8,502,675	0.5%
	Other Securities^	18,570,669	1.2%

	Total	27,073,344

Vermont (0.1%)
	Other Securities^	2,217,040	0.1%

	Total	2,217,040

Virginia (1.8%)
	Virginia Commonwealth Transportation Board Rev.
10,000,000	5.000%, 5/15/2034	11,225,600	0.7%
	Virginia Port Auth. Port Fac. Rev.
2,000,000	5.000%, 7/1/2040[b]	2,168,500	0.2%
	Virginia Small Business Financing Auth. Rev. (Elizabeth River Crossings Opco, LLC)
8,505,000	6.000%, 1/1/2037, AMT	9,547,883	0.6%
	Other Securities^	5,785,772	0.3%

	Total	28,727,755

Washington (3.4%)
	State of Washington Various Purpose G.O.
12,095,000	5.000%, 8/1/2030, Ser. A	14,095,271	0.9%
5,390,000	5.000%, 8/1/2021, Ser. A	6,202,111	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Long-Term Fixed Income (99.3%)	Value	% of Net Assets
Washington (3.4%) - continued
	Washington Health Care Fac. Auth. Rev. (Kadlec Regional Medical Center)
$2,625,000	5.250%, 12/1/2030[b]	$2,984,520	0.2%
	Washington Health Care Fac. Auth. Rev. (Providence Health & Services)
5,000,000	5.250%, 10/1/2032, Ser. A	5,407,450	0.3%
	Washington Health Care Fac. Auth. Rev. (Seattle Cancer Care Alliance)
5,010,000	7.375%, 3/1/2038[b]	5,582,844	0.3%
	Other Securities^	20,315,940	1.3%

	Total	54,588,136

Wisconsin (2.5%)
	Wisconsin Health & Educational Fac. Auth. Rev. (Marquette University)
1,125,000	5.000%, 10/1/2033, Ser. B-1[b]	1,237,297	0.1%
	Wisconsin Health & Educational Fac. Auth. Rev. (Marshfield Clinic Health Systems)
2,000,000	5.000%, 2/15/2046, Ser. A	2,131,700	0.1%
	Wisconsin Health & Educational Fac. Auth. Rev. (Thedacare, Inc.)
9,030,000	5.000% - 5.500%, 12/15/2038 - 12/15/2044	9,714,990	0.6%
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Ascension Health Credit Group)
9,275,000	5.000%, 11/15/2039, Ser. A	10,383,919	0.7%
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Marquette University)
8,000,000	5.000%, 10/1/2041	8,949,280	0.6%
	Other Securities^	7,143,912	0.4%

	Total	39,561,098

Wyoming (0.4%)
	Other Securities^	6,536,791	0.4%

	Total	6,536,791

	Total Long-Term Fixed Income (cost $1,497,060,023)	1,579,202,954

	Total Investments (cost $1,497,060,023) 99.3%	$1,579,202,954

	Other Assets and Liabilities, Net 0.7%	10,764,511

	Total Net Assets 100.0%	$1,589,967,465

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.

b

Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

c	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 28, 2017.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 28, 2017.

Municipal Bond Fund held restricted securities as of April 28, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of April 28, 2017, the value of these investments was $1,596,170 or 0.1% of total net assets.

Definitions:

AGC	-	Assured Guaranty, Ltd
AGM	-	Assured Guaranty Municipal Corporation
AMBAC	-	American Municipal Bond Insurance Company
AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
C.O.P.	-	Certificate of Participation
CR	-	Custodian Receipts
Fac.	-	Facility/Facilities
FGIC	-	Federal Guaranty Insurance Company
G.O.	-	General Obligation
NATL-RE	-	National Public Finance Guarantee Corporation
PSF-GTD	-	Permanent School Fund Guarantee Program
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$92,883,111
Gross unrealized depreciation	(10,740,180)

Net unrealized appreciation (depreciation)	$82,142,931

Cost for federal income tax purposes	$1,497,060,023

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 28, 2017, in valuing Municipal Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income Education	185,983,468	–	185,983,468	–
Electric Revenue	58,394,237	–	58,394,237	–
Escrowed/Pre-refunded	306,117,281	–	306,117,281	–
General Obligation	171,656,715	–	171,656,715	–
Health Care	214,140,812	–	214,140,812	–
Housing Finance	25,686,158	–	25,686,158	–
Industrial Development Revenue	17,275,164	–	17,275,164	–
Other Revenue	104,382,308	–	104,382,308	–
Tax Revenue	119,966,486	–	119,966,486	–
Transportation	264,003,671	–	264,003,671	–
Water & Sewer	111,596,654	–	111,596,654	–

Total	$1,579,202,954	$–	$1,579,202,954	$–

There were no significant transfers between Levels during the period ended April 28, 2017. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Long-Term Fixed Income (98.4%)	Value
Asset-Backed Securities (3.7%)
	Navient Student Loan Trust
$500,000	1.661%, 7/26/2066, Ser. 2017-3A, Class A2[a,b]	$500,006
500,000	1.741%, 7/26/2066, Ser. 2017-1A, Class A2[a,b]	501,747
	Northstar Education Finance, Inc.
419,200	1.691%, 12/26/2031, Ser. 2012-1, Class Aa,b	418,372
	U.S. Small Business Administration
782,459	3.191%, 3/10/2024, Ser. 2014-10A, Class 1	810,020

	Total	2,230,145

Commercial Mortgage-Backed Securities (1.8%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
500,000	3.002%, 1/25/2024, Ser. K725, Class A2	515,349
500,000	3.430%, 1/25/2027, Ser. K063, Class A2	524,799

	Total	1,040,148

Energy (0.7%)
	Petroleos Mexicanos
400,000	2.378%, 4/15/2025	400,175

	Total	400,175

Financials (5.0%)
	Bank Nederlandse Gemeenten NV
500,000	2.375%, 2/1/2022[a]	505,088
	DNB Boligkreditt AS
500,000	2.500%, 3/28/2022[a]	502,367
	Kommuninvest I Sverige AB
500,000	1.500%, 1/22/2019[a]	499,438
	Korea Development Bank
500,000	1.757%, 5/27/2022[b]	499,610
	Private Export Funding Corporation
1,000,000	2.050%, 11/15/2022	990,515

	Total	2,997,018

Foreign Government (11.0%)
	Asian Development Bank
1,000,000	2.125%, 3/19/2025	981,504
	CPPIB Capital, Inc.
500,000	2.250%, 1/25/2022[a]	502,935
	Hashemite Kingdom of Jordan
500,000	2.503%, 10/30/2020	513,734
	Inter-American Development Bank
500,000	3.000%, 10/4/2023	523,535
600,000	4.375%, 1/24/2044	708,770
	International Bank for Reconstruction & Development
500,000	2.000%, 1/26/2022	501,311
	Japan Bank for International Cooperation
500,000	1.624%, 2/24/2020[b]	499,692
	Kommunalbanken AS
340,000	1.500%, 10/22/2019[a]	338,589
	Nordic Investment Bank
500,000	2.125%, 2/1/2022	503,987
	Province of Manitoba Canada
500,000	2.125%, 5/4/2022[c]	499,144
	Province of Quebec Canada
500,000	2.750%, 4/12/2027	499,417
	Sweden Government International Bond
500,000	1.625%, 3/24/2020[a]	499,875

	Total	6,572,493

Mortgage-Backed Securities (8.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
400,000	3.000%, 5/1/2032[c]	411,640
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
125,000	4.000%, 5/1/2047[c]	131,582
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
750,000	3.000%, 5/1/2047[c]	749,297
1,700,000	3.500%, 5/1/2047[c]	1,748,078
1,500,000	4.000%, 5/1/2047[c]	1,579,805
450,000	4.500%, 5/1/2047[c]	484,172

	Total	5,104,574

U.S. Government and Agencies (67.7%)
	Federal Farm Credit Bank
500,000	2.210%, 8/1/2024	487,522
	Federal Home Loan Bank
350,000	1.375%, 11/15/2019	349,121
	Federal Home Loan Mortgage Corporation
3,000,000	2.375%, 1/13/2022	3,062,484
	Federal National Mortgage Association
1,500,000	1.250%, 8/17/2021	1,466,400
2,000,000	2.000%, 1/5/2022	2,007,898
5,700,000	1.875%, 9/24/2026	5,373,151
1,250,000	6.250%, 5/15/2029	1,693,863
	NCUA Guaranteed Notes
283,923	1.432%, 10/7/2020, Ser. 2010-R1, Class 1Ab	284,323
	Tennessee Valley Authority
1,225,000	5.250%, 9/15/2039	1,572,373
	U.S. Treasury Bonds
850,000	6.500%, 11/15/2026	1,158,888
450,000	5.500%, 8/15/2028	589,711
500,000	4.750%, 2/15/2037	660,508
475,000	3.625%, 2/15/2044	536,119
1,000,000	2.500%, 5/15/2046	908,047
	U.S. Treasury Bonds, TIPS
3,951,125	0.125%, 1/15/2023	3,959,770
355,283	2.375%, 1/15/2025	410,066
366,181	2.125%, 2/15/2040	464,056
1,616,610	0.750%, 2/15/2042	1,565,043
	U.S. Treasury Notes
250,000	0.875%, 9/15/2019	247,305
750,000	1.375%, 12/15/2019	749,795
250,000	1.375%, 2/15/2020	249,717
1,900,000	1.375%, 9/30/2023	1,823,481
6,750,000	1.625%, 10/31/2023	6,576,768
3,950,000	2.250%, 11/15/2024	3,975,920
300,000	2.250%, 2/15/2027	299,110

	Total	40,471,439

	Total Long-Term Fixed Income (cost $57,950,706)	58,815,992

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of April 28, 2017

(unaudited)

Shares or Principal Amount	Short-Term Investments (10.5%)[d]	Value
	Federal Home Loan Bank Discount Notes
400,000	0.760%, 5/3/2017	$399,983
1,505,000	0.755%, 5/12/2017	1,504,660
500,000	0.770%, 5/23/2017	499,774
300,000	0.790%, 6/14/2017	299,710
300,000	0.860%, 7/26/2017[e]	299,398
	Thrivent Core Short-Term Reserve Fund
324,405	1.120%	3,244,051

	Total Short-Term Investments (cost $6,247,417)	6,247,576

	Total Investments (cost $64,198,123) 108.9%	$65,063,568

	Other Assets and Liabilities, Net (8.9%)	(5,302,142)

	Total Net Assets 100.0%	$59,761,426

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 28, 2017, the value of these investments was $4,268,417 or 7.1% of total net assets.

b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 28, 2017.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,440,138
Gross unrealized depreciation	(577,814)

Net unrealized appreciation (depreciation)	$862,324

Cost for federal income tax purposes	$64,201,244

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of April 28, 2017

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 28, 2017, in valuing Government Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Asset-Backed Securities	2,230,145	–	2,230,145	–
Commercial Mortgage-Backed Securities	1,040,148	–	1,040,148	–
Energy	400,175	–	400,175	–
Financials	2,997,018	–	2,997,018	–
Foreign Government	6,572,493	–	6,572,493	–
Mortgage-Backed Securities	5,104,574	–	5,104,574	–
U.S. Government and Agencies	40,471,439	–	40,471,439	–
Short-Term Investments	3,003,525	–	3,003,525	–

Subtotal Investments in Securities	$61,819,517	$–	$61,819,517	$–

Other Investments*	Total
Short-Term Investments	3,244,051

Subtotal Other Investments	$3,244,051

Total Investments at Value	$65,063,568

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	66,878	66,878	–	–

Total Asset Derivatives	$66,878	$66,878	$–	$–

Liability Derivatives
Futures Contracts	132,444	132,444	–	–

Total Liability Derivatives	$132,444	$132,444	$–	$–

There were no significant transfers between Levels during the period ended April 28, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Government Bond Fund’s futures contracts held as of April 28, 2017. Investments and/or cash totaling $299,398 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	(40)	June 2017	($4,968,934)	($5,028,750)	($59,816)
CBOT 2-Yr. U.S. Treasury Note	11	July 2017	2,379,643	2,382,703	3,060
CBOT 5-Yr. U.S. Treasury Note	20	July 2017	2,355,531	2,368,125	12,594
CBOT U.S. Long Bond	(19)	June 2017	(2,852,313)	(2,906,406)	(54,093)
CME Ultra Long Term U.S. Treasury Bond	(6)	June 2017	(959,090)	(977,625)	(18,535)
Ultra 10-Yr. U.S. Treasury Note	13	June 2017	1,709,667	1,760,891	51,224
Total Futures Contracts					($65,566)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 28, 2017, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$66,878
Total Interest Rate Contracts		66,878

Total Asset Derivatives		$66,878

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	132,444
Total Interest Rate Contracts		132,444

Total Liability Derivatives		$132,444

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of April 28, 2017

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 28, 2017, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	547,622
Total Interest Rate Contracts		547,622
Total		$547,622

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 28, 2017, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(310,076)
Total Interest Rate Contracts		(310,076)

Total		($310,076)

The following table presents Government Bond Fund’s average volume of derivative activity during the period ended April 28, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Interest Rate Contracts	$16,168,095	26.9%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Core Short-Term Reserve Fund is established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Government Bond Fund, is as follows:

Fund	Value October 31, 2016	Gross Purchases	Gross Sales	Shares Held at April 28, 2017	Value April 28, 2017	Income Earned November 1, 2016 - April 28, 2017
Core Short-Term Reserve	$1,570,009	$14,177,234	$12,503,192	324,405	$3,244,051	$13,965
Total Value and Income Earned	$1,570,009				$3,244,051	$13,965

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Bank Loans (0.9%)	Value	% of Net Assets
Basic Materials (<0.1%)
	Other Securities^	$145,846	<0.1%

	Total	145,846

Capital Goods (0.1%)
	Other Securities^	988,125	0.1%

	Total	988,125

Communications Services (0.3%)
	Other Securities^	2,185,113	0.3%

	Total	2,185,113

Consumer Cyclical (0.3%)
	Other Securities^	2,602,404	0.3%

	Total	2,602,404

Consumer Non-Cyclical (<0.1%)
	Other Securities^	230,945	<0.1%

	Total	230,945

Energy (0.1%)
	Other Securities^	402,903	0.1%

	Total	402,903

Technology (0.1%)
	Other Securities^	680,909	0.1%

	Total	680,909

Utilities (<0.1%)
	Other Securities^	190,493	<0.1%

	Total	190,493

	Total Bank Loans (cost $7,890,924)	7,426,738

Principal Amount	Long-Term Fixed Income (96.8%)	Value	% of Net Assets
Asset-Backed Securities (26.1%)
	ALM Loan Funding CLO
$3,300,000	2.319%, 10/17/2026, Ser. 2014-11A, Class A1R*,a,b,c	3,300,000	0.4%
3,050,000	2.588%, 10/17/2026, Ser. 2014-11A, Class A1*,[b]	3,050,866	0.4%
	Americredit Automobile Receivables Trust
3,933,525	1.340%, 4/8/2020, Ser. 2016-4, Class A2A	3,931,358	0.5%
	Apidos CLO XVIII
3,400,000	2.299%, 7/22/2026, Ser. 2014-18A, Class A1R*,b	3,400,000	0.4%
	Babson CLO, Ltd.
3,050,000	2.308%, 10/17/2026, Ser. 2014-IIA, Class AR*,b	3,050,110	0.4%
	Birchwood Park CLO, Ltd.
3,450,000	2.338%, 7/15/2026, Ser. 2014-1A, Class AR*,b	3,450,124	0.4%
	BlueMountain CLO, Ltd.
3,800,000	2.298%, 10/15/2026, Ser. 2014-3A, Class A1R*,b	3,799,981	0.4%
	CarMax Auto Owner Trust
5,200,000	1.210%, 11/15/2019, Ser. 2016-4, Class A2	5,189,986	0.6%
	Chrysler Capital Auto Receivables Trust
4,000,000	1.360%, 1/15/2020, Ser. 2016-BA, Class A2[d]	3,996,415	0.5%
	Dryden 34 Senior Loan Fund CLO
3,050,000	2.318%, 10/15/2026, Ser. 2014-34A, Class AR*,b	3,050,110	0.4%
	Ford Credit Auto Owner Trust
4,500,000	1.040%, 9/15/2019, Ser. 2016-C, Class A2A	4,489,628	0.5%
	GoldenTree Loan Opportunities IX, Ltd.
3,200,000	2.409%, 10/29/2026, Ser. 2014-9A, Class AR*,b	3,200,941	0.4%
	Madison Park Funding, Ltd.
3,450,000	2.276%, 7/20/2026, Ser. 2014-14A, Class A1R*,b	3,449,983	0.4%
	Master Credit Card Trust
3,500,000	1.728%, 9/23/2019, Ser. 2016-1A, Class Ab,d	3,512,274	0.4%
	Navient Student Loan Trust
5,250,000	1.741%, 7/26/2066, Ser. 2017-1A, Class A2[b,d]	5,268,343	0.6%
4,276,793	1.661% - 1.741%, 6/25/2065 - 7/26/2066, Ser. 2016-2, Class A1[b,d]	4,282,934	0.5%
	Octagon Investment Partners XX CLO, Ltd.
3,050,000	2.474%, 8/12/2026, Ser. 2014-1A, Class A*,b	3,050,000	0.4%
	Octagon Investment Partners XX, Ltd.
3,350,000	2.309%, 8/12/2026, Ser. 2014-1A, Class AR*,a,b	3,350,000	0.4%
	OZLM VIII, Ltd.
3,050,000	2.598%, 10/17/2026, Ser. 2014-8A, Class A1A*,b	3,052,736	0.4%
	Prestige Auto Receivables Trust
4,442,817	1.460%, 7/15/2020, Ser. 2016-2A, Class A2[d]	4,432,741	0.5%
	Securitized Term Auto Receivables Trust
5,000,000	1.890%, 8/25/2020, Ser. 2017-1A, Class A3[d]	4,998,027	0.6%
	SLM Student Loan Trust
3,572,366	1.391%, 3/25/2025, Ser. 2010-1, Class Ab	3,505,920	0.4%
	SoFi Professional Loan Program, LLC
4,010,921	1.550%, 3/26/2040, Ser. 2017-A, Class A2Ad	4,003,468	0.5%
7,756,504	1.480% - 2.510%, 3/25/2030 - 7/25/2039, Ser. 2015-A, Class A2[b,d]	7,766,606	0.9%
	Springleaf Funding Trust
3,350,000	2.900%, 11/15/2029, Ser. 2016-AA, Class Ad	3,366,992	0.4%
	Synchrony Credit Card Master Note Trust
5,750,000	1.360%, 8/17/2020, Ser. 2012-6, Class A	5,751,118	0.7%
5,125,000	1.600%, 4/15/2021, Ser. 2015-2, Class A	5,130,558	0.6%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Long-Term Fixed Income (96.8%)	Value	% of Net Assets
Asset-Backed Securities (26.1%) - continued
	Toyota Auto Receivables Owner Trust
$4,500,000	1.060%, 5/15/2019, Ser. 2016-D, Class A2A	$4,493,240	0.5%
	Verizon Owner Trust
3,500,000	1.420%, 1/20/2021, Ser. 2016-1A, Class Ad	3,483,493	0.4%
	Volvo Financial Equipment, LLC
4,000,000	1.920%, 3/15/2021, Ser. 2017-1A, Class A3[d]	4,003,521	0.5%
	Voya CLO 3, Ltd.
3,050,000	2.576%, 7/25/2026, Ser. 2014-3A, Class A1*,b	3,052,443	0.4%
	Other Securities^	97,010,311	11.3%

	Total	220,874,227

Basic Materials (0.5%)
	Other Securities^	4,138,164	0.5%

	Total	4,138,164

Capital Goods (0.6%)
	Other Securities^	5,411,906	0.6%

	Total	5,411,906

Collateralized Mortgage Obligations (5.1%)
	Colt Mortgage Loan Trust
3,400,000	2.614%, 5/27/2047, Ser. 2017-1, Class A1*,a, c	3,399,942	0.4%
	Countrywide Alternative Loan Trust
525,712	5.500% - 5.500%, 11/25/2035 - 2/25/2036, Ser. 2005-85CB, Class 2A2	511,485	<0.1%
	Countrywide Home Loans, Inc.
527,119	3.225%, 3/20/2036, Ser. 2006-HYB1, Class 1A1	447,984	0.1%
	Federal National Mortgage Association Connecticut Avenue Securities
3,627,745	2.291%, 4/25/2029, Ser. 2016-C07, Class 2M1[b]	3,652,143	0.4%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
1,195,004	2.250%, 6/25/2025, Ser. 2010-58, Class PT	1,206,041	0.1%
	Wells Fargo Commercial Mortgage Trust
5,800,000	2.819%, 8/15/2050, Ser. 2014-LC16, Class A2	5,896,488	0.7%
2,925,000	2.632%, 5/15/2048, Ser. 2015-NXS1, Class A2	2,966,025	0.4%
	Other Securities^	25,144,289	3.0%

	Total	43,224,397

Commercial Mortgage-Backed Securities (2.6%)
	Cold Storage Trust
4,850,000	1.994%, 4/15/2024, Ser. 2017-ICE3, Class A*,b	4,850,000	0.6%
	Commercial Mortgage Pass-Through Certificates
4,000,000	2.039%, 6/8/2030, Ser. 2013-THL, Class A2[b,d]	4,003,775	0.5%
	Commercial Mortgage Trust
6,755,000	2.928%, 2/10/2047, Ser. 2014-CR15, Class A2	6,875,067	0.8%
	SCG Trust
3,575,000	2.644%, 11/15/2026, Ser. 2013-SRP1, Class Ab,d	3,575,001	0.4%
	Other Securities^	2,960,385	0.3%

	Total	22,264,228

Communications Services (2.2%)
	Other Securities^	18,601,064	2.2%

	Total	18,601,064

Consumer Cyclical (2.1%)
	Other Securities^	17,571,953	2.1%

	Total	17,571,953

Consumer Non-Cyclical (5.7%)
	Other Securities^	47,937,737	5.7%

	Total	47,937,737

Energy (3.9%)
	Other Securities^	33,385,853	3.9%

	Total	33,385,853

Financials (19.2%)
	Bank of America Corporation
9,590,000	1.700% - 6.100%, 8/25/2017 - 3/17/2025[b,e]	9,709,941	1.1%
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
1,135,000	2.850%, 9/8/2021[d]	1,145,128	0.1%
	Bear Stearns Companies, LLC
1,500,000	6.400%, 10/2/2017	1,530,966	0.2%
	J.P. Morgan Chase & Company
6,725,000	2.056% - 7.900%, 1/25/2018 - 9/10/2024[b,e]	6,826,287	0.8%
	J.P. Morgan Chase Bank NA
1,150,000	1.746%, 9/23/2019[b]	1,157,036	0.1%
	Mitsubishi UFJ Financial Group, Inc.
2,775,000	1.970% - 2.180%, 9/13/2021 - 2/22/2022[b]	2,799,164	0.3%
	Morgan Stanley
8,430,000	1.842% - 5.550%, 7/15/2019 - 11/24/2025[b,e]	8,676,586	1.0%
	Wells Fargo & Company
5,885,000	1.852% - 5.875%, 1/30/2020 - 6/3/2026[b,e]	6,043,726	0.7%
	Other Securities^	125,007,387	14.9%

	Total	162,896,221

Foreign Government (0.8%)
	Other Securities^	7,095,767	0.8%

	Total	7,095,767

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	Long-Term Fixed Income (96.8%)	Value	% of Net Assets
Mortgage-Backed Securities (3.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
$11,570,000	3.000%, 5/1/2032[a]	$11,906,706	1.4%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
10,270,000	4.000%, 5/1/2047[a]	10,810,779	1.3%
200,841	6.500%, 9/1/2037	223,330	<0.1%
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
415,561	6.000%, 8/1/2024	470,733	0.1%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
3,613,523	1.743%, 7/1/2043[b]	3,701,189	0.5%
2,285,442	2.056% - 5.346%, 9/1/2037 - 1/1/2043[b]	2,371,216	0.2%

	Total	29,483,953

Technology (2.2%)
	Other Securities^	18,464,137	2.2%

	Total	18,464,137

Transportation (1.7%)
	Other Securities^	14,350,518	1.7%

	Total	14,350,518

U.S. Government and Agencies (18.4%)
	Federal Home Loan Bank
3,000,000	1.375%, 11/15/2019	2,992,467	0.4%
	Federal National Mortgage Association
14,500,000	1.250%, 8/17/2021	14,175,200	1.7%
	U.S. Treasury Bonds
11,250,000	5.500%, 8/15/2028	14,742,776	1.7%
3,355,000	2.500% - 3.625%, 5/15/2042 - 5/15/2046	3,157,557	0.4%
	U.S. Treasury Bonds, TIPS
5,275,200	0.125%, 1/15/2023	5,286,742	0.6%
6,661,785	0.625%, 1/15/2026	6,816,951	0.8%
5,652,790	1.000%, 2/15/2046	5,775,037	0.7%
	U.S. Treasury Notes
21,500,000	0.875%, 3/31/2018	21,451,281	2.5%
46,000,000	1.000%, 11/30/2018	45,838,264	5.4%
3,350,000	1.500%, 10/31/2019	3,361,779	0.4%
6,850,000	2.125%, 6/30/2022	6,939,372	0.8%
6,480,000	0.875% - 2.250%, 5/15/2017 - 2/15/2027[f]	6,391,885	0.7%
	U.S. Treasury Notes, TIPS
17,467,670	0.125%, 4/15/2021	17,631,080	2.1%
	Other Securities^	1,728,685	0.2%

	Total	156,289,076

Utilities (2.2%)
	Other Securities^	18,615,487	2.2%

	Total	18,615,487

	Total Long-Term Fixed Income (cost $819,183,433)	820,604,688

Shares	Preferred Stock (0.4%)	Value	% of Net Assets
Financials (0.3%)
	Other Securities^	$2,213,976	0.3%

	Total	2,213,976

Utilities (0.1%)
	Other Securities^	1,220,120	0.1%

	Total	1,220,120

	Total Preferred Stock (cost $3,325,400)	3,434,096

Shares	Common Stock (<0.1%)	Value	% of Net Assets
Energy (<0.1%)
	Other Securities^	119,478	<0.1%

	Total	119,478

	Total Common Stock (cost $110,179)	119,478

Shares	Collateral Held for Securities Loaned (0.6%)	Value	% of Net Assets
4,883,850	Thrivent Cash Management Trust	4,883,850	0.6%

	Total Collateral Held for Securities Loaned (cost $4,883,850)	4,883,850

Shares or Principal Amount	Short-Term Investments (6.1%)[g]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
4,300,000	0.825%, 7/10/2017	4,292,978	0.5%
8,880,000	0.754% - 0.825%, 5/19/2017 - 7/11/2017[h]	8,870,947	1.1%
	Thrivent Core Short-Term Reserve Fund
3,829,230	1.120%	38,292,293	4.5%

	Total Short-Term Investments (cost $51,455,871)	51,456,218

	Total Investments (cost $886,849,657) 104.8%	$887,925,068

	Other Assets and Liabilities, Net (4.8%)	(40,940,495)

	Total Net Assets 100.0%	$846,984,573

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Denotes investments purchased on a when-issued or delayed delivery basis.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 28, 2017.
c

Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.

d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 28, 2017, the value of these investments was $189,971,429 or 22.4% of total net assets.

e	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
f	At April 28, 2017, $30,002 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Limited Maturity Bond Fund as of April 28, 2017 was $86,175,709 or 10.2% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of April 28, 2017.

Security	Acquisition Date	Cost
ALM Loan Funding CLO, 10/17/2026	4/28/2017	$3,300,000
ALM Loan Funding CLO, 10/17/2026	7/31/2014	3,048,475
Apidos CLO XVIII, 7/22/2026	4/4/2017	3,400,000
Babson CLO, Ltd., 10/17/2026	3/10/2017	3,050,000
Birchwood Park CLO, Ltd., 7/15/2026	2/14/2017	3,450,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	3,800,000
Cold Storage Trust, 4/15/2024	4/20/2017	4,850,000
Colt Mortgage Loan Trust, 5/27/2047	4/27/2017	3,399,942
Dryden 34 Senior Loan Fund CLO, 10/15/2026	3/1/2017	3,050,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	3,200,000
Madison Park Funding, Ltd., 7/20/2026	4/13/2017	3,450,000
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	3,050,000
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	3,350,000
OZLM VIII, Ltd., 10/17/2026	8/7/2014	3,032,615
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	3,045,425

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Limited Maturity Bond Fund as of April 28, 2017:

Securities Lending Transactions

Taxable Debt Security	$4,700,654

Total lending	$4,700,654
Gross amount payable upon return of collateral for securities loaned	$4,883,850

Net amounts due to counterparty	$183,196

Definitions:

CLO	-	Collateralized Loan Obligation
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$6,928,757
Gross unrealized depreciation	(5,739,010)

Net unrealized appreciation (depreciation)	$1,189,747

Cost for federal income tax purposes	$886,735,321

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 28, 2017, in valuing Limited Maturity Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	145,846	–	145,846	–
Capital Goods	988,125	–	988,125	–
Communications Services	2,185,113	–	2,185,113	–
Consumer Cyclical	2,602,404	–	2,602,404	–
Consumer Non-Cyclical	230,945	–	230,945	–
Energy	402,903	–	402,903	–
Technology	680,909	–	680,909	–
Utilities	190,493	–	190,493	–

Long-Term Fixed Income
Asset-Backed Securities	220,874,227	–	211,858,819	9,015,408
Basic Materials	4,138,164	–	4,138,164	–
Capital Goods	5,411,906	–	5,411,906	–
Collateralized Mortgage Obligations	43,224,397	–	37,824,455	5,399,942
Commercial Mortgage-Backed Securities	22,264,228	–	22,264,228	–
Communications Services	18,601,064	–	18,601,064	–
Consumer Cyclical	17,571,953	–	17,571,953	–
Consumer Non-Cyclical	47,937,737	–	47,937,737	–
Energy	33,385,853	–	33,385,853	–
Financials	162,896,221	–	162,896,221	–
Foreign Government	7,095,767	–	7,095,767	–
Mortgage-Backed Securities	29,483,953	–	29,483,953	–
Technology	18,464,137	–	18,464,137	–
Transportation	14,350,518	–	14,350,518	–
U.S. Government and Agencies	156,289,076	–	156,289,076	–
Utilities	18,615,487	–	18,615,487	–

Preferred Stock
Financials	2,213,976	1,416,960	797,016	–
Utilities	1,220,120	1,220,120	–	–

Common Stock
Energy	119,478	119,478	–	–
Short-Term Investments	13,163,925	–	13,163,925	–

Subtotal Investments in Securities	$844,748,925	$2,756,558	$827,577,017	$14,415,350

Other Investments *	Total
Short-Term Investments	38,292,293
Collateral Held for Securities Loaned	4,883,850

Subtotal Other Investments	$43,176,143

Total Investments at Value	$887,925,068

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	405,249	405,249	–	–

Total Asset Derivatives	$405,249	$405,249	$–	$–

Liability Derivatives
Futures Contracts	1,386,878	1,386,878	–	–

Total Liability Derivatives	$1,386,878	$1,386,878	$–	$–

There were no significant transfers between Levels during the period ended April 28, 2017. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

The following table presents Limited Maturity Bond Fund’s futures contracts held as of April 28, 2017. Investments and/or cash totaling $1,299,332 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	(355)	June 2017	($44,099,293)	($44,630,156)	($530,863)
CBOT 2-Yr. U.S. Treasury Note	548	July 2017	118,549,487	118,701,941	152,454
CBOT 5-Yr. U.S. Treasury Note	(486)	July 2017	(57,057,715)	(57,545,438)	(487,723)
CBOT U.S. Long Bond	(112)	June 2017	(16,813,636)	(17,132,500)	(318,864)
CME Ultra Long Term U.S. Treasury Bond	(16)	June 2017	(2,557,572)	(2,607,000)	(49,428)
Ultra 10-Yr. U.S. Treasury Note	64	June 2017	8,416,205	8,669,000	252,795
Total Futures Contracts					($981,629)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 28, 2017, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$405,249
Total Interest Rate Contracts		405,249

Total Asset Derivatives		$405,249

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,386,878
Total Interest Rate Contracts		1,386,878

Total Liability Derivatives		$1,386,878

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 28, 2017, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	4,778,315

Total Interest Rate Contracts		4,778,315

Total		$4,778,315

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 28, 2017, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,590,213)
Total Interest Rate Contracts		(2,590,213)

Total		($2,590,213)

The following table presents Limited Maturity Bond Fund’s average volume of derivative activity during the period ended April 28, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Interest Rate Contracts	$231,513,360	28.2%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of April 28, 2017

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Fund, is as follows:

Fund	Value October 31, 2016	Gross Purchases	Gross Sales	Shares Held at April 28, 2017	Value April 28, 2017	Income Earned November 1, 2016 - April 28, 2017
Cash Management Trust-Collateral Investment	$3,895,550	$75,527,669	$74,539,369	4,883,850	$4,883,850	$43,162
Core Short-Term Reserve	27,820,890	152,825,801	142,354,398	3,829,229	38,292,293	168,815
Total Value and Income Earned	$31,716,440				$43,176,143	$211,977

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET FUND

Schedule of Investments as of April 28, 2017

(unaudited)

Principal Amount	U.S. Government Agency Debt (87.1%)[a]	Value
	Federal Agricultural Mortgage Corporation
$700,000	1.020%, 7/3/2017	$700,121
	Federal Farm Credit Bank
1,000,000	1.072%, 6/12/2017[b]	1,000,145
2,130,000	0.930%, 9/8/2017	2,122,737
7,040,000	1.010%, 3/14/2018[b]	7,039,376
	Federal Farm Credit Banks Funding Corporation
3,700,000	1.049%, 8/10/2017[b]	3,699,481
	Federal Home Loan Bank
9,280,000	0.772%, 5/3/2017	9,279,204
4,900,000	0.764%, 5/5/2017	4,899,376
4,500,000	0.760%, 5/9/2017	4,499,050
1,400,000	0.760%, 5/10/2017	1,399,675
3,220,000	0.770%, 5/11/2017	3,219,173
6,020,000	0.760%, 5/12/2017	6,018,348
3,700,000	0.892%, 5/16/2017[b]	3,699,950
5,680,000	0.765%, 5/17/2017	5,677,828
9,631,000	0.765%, 5/19/2017	9,626,906
5,013,000	0.771%, 5/22/2017	5,010,531
8,250,000	0.774%, 5/24/2017	8,245,564
4,500,000	0.780%, 5/25/2017	4,497,465
10,842,000	0.775%, 5/26/2017	10,835,695
4,490,000	0.770%, 5/30/2017	4,487,023
4,780,000	0.775%, 5/31/2017	4,776,707
8,910,000	0.777%, 6/2/2017	8,903,458
4,220,000	0.770%, 6/5/2017	4,216,660
5,530,000	0.774%, 6/7/2017	5,525,366
13,560,000	0.786%, 6/9/2017	13,547,856
4,440,000	0.780%, 6/15/2017	4,435,479
9,220,000	0.782%, 6/16/2017	9,210,383
12,690,000	0.782%, 6/21/2017	12,675,386
9,980,000	0.785%, 6/23/2017	9,968,031
8,640,000	0.788%, 6/26/2017	8,629,036
11,040,000	0.790%, 6/27/2017	11,025,705
8,850,000	0.799%, 6/28/2017	8,838,210
4,480,000	0.790%, 6/30/2017	4,473,905
640,000	0.830%, 7/5/2017	639,011
4,400,000	0.810%, 7/7/2017	4,393,169
5,760,000	0.824%, 7/10/2017	5,750,510
4,270,000	0.840%, 7/12/2017	4,262,627
2,460,000	0.830%, 7/14/2017	2,455,690
14,780,000	0.848%, 7/19/2017	14,751,812
5,220,000	0.855%, 7/21/2017	5,209,708
4,340,000	0.870%, 7/26/2017	4,330,770
7,599,000	0.859%, 7/28/2017	7,582,674
2,820,000	0.875%, 8/9/2017	2,813,009
1,350,000	0.880%, 8/18/2017	1,346,337
3,700,000	1.028%, 8/23/2017[b]	3,699,941
4,510,000	0.900%, 8/30/2017	4,496,132
4,100,000	1.023%, 9/5/2017[b]	4,100,902
	Federal Home Loan Mortgage Corporation
1,500,000	1.000%, 6/29/2017	1,500,416
3,750,000	1.121%, 7/21/2017[b]	3,749,912
3,500,000	0.754%, 8/10/2018[b]	3,500,000
	Federal National Mortgage Association
2,298,000	5.000%, 5/11/2017	2,301,135
4,310,000	1.128%, 1/11/2018[b]	4,310,000
	Overseas Private Investment Corporation
8,350,000	0.910%, 5/5/2017[b]	8,350,000
6,880,189	0.910%, 5/5/2017[b]	6,880,189
2,200,000	0.910%, 5/5/2017[b]	2,200,000
3,725,000	0.910%, 5/5/2017[b]	3,725,000
6,300,000	0.910%, 5/5/2017[b]	6,300,000
8,720,000	0.910%, 5/5/2017[b]	8,720,000
4,500,000	0.910%, 5/5/2017[b]	4,500,000
1,153,851	0.910%, 5/5/2017[b]	1,153,851
4,522,642	0.910%, 5/5/2017[b]	4,522,642
5,452,631	0.910%, 5/5/2017[b]	5,452,631
2,543,868	0.910%, 5/5/2017[b]	2,543,868
5,774,400	0.910%, 5/5/2017[b]	5,774,400
6,385,965	0.910%, 5/5/2017[b]	6,385,965
5,307,180	0.910%, 5/5/2017[b]	5,307,180
4,500,000	0.930%, 5/5/2017[b]	4,500,000
7,080,000	0.970%, 11/8/2017	7,112,280
3,550,000	1.500%, 3/17/2018	3,556,232
2,900,000	1.380%, 4/30/2018[c]	2,900,000
2,880,000	1.380%, 4/30/2018[c]	2,880,000

	Total	376,141,823

Principal Amount	U.S. Treasury Debt (14.3%)[a]	Value
	U.S. Treasury Notes
14,050,000	0.896%, 4/30/2017[b]	14,050,031
8,700,000	0.899%, 7/31/2017[b]	8,699,598
4,500,000	1.875%, 8/31/2017	4,514,067
6,500,000	1.094%, 1/31/2018[b]	6,506,431
10,640,000	1.012%, 4/30/2018[b]	10,648,069
12,450,000	0.996%, 7/31/2018[b]	12,451,870
4,500,000	0.962%, 1/31/2019[b]	4,501,509

	Total	61,371,575

	Total Investments (at amortized cost) 101.4%	$437,513,398

	Other Assets and Liabilities, Net (1.4)%	(6,142,781)

	Total Net Assets 100.0%	$431,370,617

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 28, 2017.
c	Denotes investments purchased on a when-issued or delayed delivery basis.

Cost for federal income tax purposes	$437,513,398

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET FUND

Schedule of Investments as of April 28, 2017

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 28, 2017, in valuing Money Market Fund’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
U.S. Government Agency Debt	376,141,823	–	376,141,823	–
U.S. Treasury Debt	61,371,575	–	61,371,575	–

Total	$437,513,398	$–	$437,513,398	$–

There were no significant transfers between Levels during the period ended April 28, 2017. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

(THIS PAGE INTENTIONALLY LEFT BLANK)

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES

As of April 28, 2017 (unaudited)	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Assets
Investments at cost	$832,980,415	$2,032,285,915	$1,965,334,346	$845,770,158
Investments in securities at value	488,614,480	1,034,992,131	1,108,996,550	507,979,781
Investments in affiliates at value	530,276,948	1,351,307,428	1,134,781,973	421,810,889
Investments at Value	1,018,891,428	2,386,299,559	2,243,778,523	929,790,670

Cash	6,249 (a)	15,270 (b)	19,169 (c)	5,870	(d)
Initial margin deposit on open future contracts	–	–	–	–
Initial margin deposit on open currency contracts	–	–	–	–
Dividends and interest receivable	387,496	2,260,711	3,519,092	1,843,621
Prepaid expenses	24,506	32,560	30,829	19,973
Prepaid trustee fees	3,178	5,161	5,119	2,831
Receivable for:
Investments sold	4,322,358	6,338,354	4,655,010	1,596,930
Investments sold on a delayed delivery basis	–	1,950,781	3,331,792	1,950,781
Fund shares sold	656,892	1,341,647	1,827,719	345,356
Expense reimbursements	200,265	467,286	333,047	98,294
Variation margin	1,415,438	2,381,794	1,447,753	329,073
Unrealized gain on forward contracts	–	–	–	–
Total Assets	1,025,907,810	2,401,093,123	2,258,948,053	935,983,399

Liabilities
Distributions payable	–	–	–	–
Accrued expenses	89,448	147,227	122,685	66,885
Payable for:
Investments purchased	3,246,070	5,556,524	4,310,055	1,901,753
Investments purchased on a delayed delivery basis	15,002,348	115,887,010	196,237,105	115,599,494
Return of collateral for securities loaned	–	1,674,858	2,521,610	1,559,811
Fund shares redeemed	341,243	905,936	383,173	407,048
Variation margin	586,419	1,100,159	716,571	141,491
Investment advisory fees	555,320	1,159,633	978,158	366,059
Administrative fees	19,745	37,939	34,900	17,222
Distribution fees	154,149	374,526	338,266	136,058
Transfer agent fees	78,440	150,730	108,673	40,401
Trustee deferred compensation	47,260	74,842	74,099	49,338
Unrealized loss on forward contracts	–	–	–	–
Commitments and contingent liabilities^	–	–	–	–
Mortgage dollar roll deferred revenue	9,427	71,163	122,350	69,893
Total Liabilities	20,129,869	127,140,547	205,947,645	120,355,453

Net Assets
Capital stock (beneficial interest)	788,426,731	1,865,946,773	1,746,583,179	727,604,039
Accumulated undistributed net investment income/(loss)	(435,958)	3,152,733	1,505,879	844,718
Accumulated undistributed net realized gain/(loss)	27,257,371	46,061,155	21,590,992	1,895,990
Net unrealized appreciation/(depreciation) on:
Investments	85,561,852	119,622,280	78,917,252	27,070,590
Affiliated investments	100,349,161	234,391,364	199,526,925	56,949,922
Futures contracts	4,619,470	5,036,970	5,322,793	1,527,029
Foreign currency forward contracts	–	–	–	–
Foreign currency transactions	(686)	(231)	(168)	–
Swap agreements	–	(258,468)	(446,444)	(264,342)
Total Net Assets	$1,005,777,941	$2,273,952,576	$2,053,000,408	$815,627,946

Class A Share Capital	$820,783,218	$1,982,807,922	$1,784,849,807	$712,783,076
Shares of beneficial interest outstanding (Class A)	55,694,544	139,543,381	134,631,209	58,919,626
Net asset value per share	$14.74	$14.21	$13.26	$12.10
Maximum public offering price	$15.43	$14.88	$13.88	$12.67
Class S Share Capital	$184,994,723	$291,144,654	$268,150,601	$102,844,870
Shares of beneficial interest outstanding (Class S)	12,442,521	20,331,204	20,172,655	8,476,045
Net asset value per share	$14.87	$14.32	$13.29	$12.13

(a)	Includes foreign currency holdings of $5,871 (cost $5,877).
(b)	Includes foreign currency holdings of $9,549 (cost $9,561).
(c)	Includes foreign currency holdings of $10,708 (cost $10,718).
(d)	Includes foreign currency holdings of $15 (cost $15).
(e)	Includes foreign currency holdings of $31,556 (cost $31,589).
(f)	Includes foreign currency holdings of $22,415 (cost $20,720).
(g)	Includes foreign currency holdings of $2,771,421 (cost $2,804,112).
(h)	Includes foreign currency holdings of $385,761 (cost $386,146).

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Balanced Income Plus Fund	Opportunity Income Plus Fund	Partner Emerging Markets Equity Fund	Small Cap Stock Fund	Mid Cap Stock Fund	Partner Worldwide Allocation Fund	Large Cap Stock Fund

$327,965,122	$553,636,267	$12,270,696	$448,918,686	$1,116,251,299	$746,562,963	$1,390,391,615
313,729,841	463,846,962	12,661,598	529,714,032	1,508,934,447	807,330,633	1,665,019,436
35,631,084	92,598,475	154,060	37,097,008	94,065,690	11,577,440	101,873,272
349,360,925	556,445,437	12,815,658	566,811,040	1,603,000,137	818,908,073	1,766,892,708

461,880 (e)	1,079,443	22,415 (f)	–	19,561	2,784,375 (g)	413,098	(h)
–	–	–	–	–	358,355	–
–	–	–	–	–	1,000,000	–
1,234,177	2,681,403	32,240	129,589	212,678	4,663,968	4,172,885
23,001	22,369	15,689	20,206	24,543	28,163	26,495
2,383	2,845	1,096	3,449	7,816	4,668	8,473

2,480,096	2,149,733	–	7,496,158	4,902,907	8,978,594	2,951,092
977,564	2,263,240	–	–	–	–	–
302,781	496,594	15,554	194,153	745,208	34,363	161,919
–	4,682	16,147	–	–	48,707	–
31,034	51,927	–	–	–	1,098,456	–
–	–	–	–	–	764,195	–
354,873,841	565,197,673	12,918,799	574,654,595	1,608,912,850	838,671,917	1,774,626,670

–	90,364	–	–	–	–	–
48,215	54,437	15,655	42,540	74,906	141,923	138,152

1,899,695	1,778,849	15,748	8,245,150	5,102,745	10,736,813	6,495,169
24,906,602	69,305,628	–	–	–	–	–
4,027,977	11,280,508	–	20,171,863	13,740,760	–	13,229,063
42,679	308,346	17,919	260,500	429,425	62,800	1,134,492
11,139	8,218	–	–	–	1,008,814	359,438
134,886	164,522	11,691	273,115	764,102	535,609	746,860
10,103	12,390	5,628	13,202	28,182	17,201	30,544
46,307	50,068	1,645	74,786	217,724	27,828	286,174
21,564	23,337	2,410	47,296	97,660	26,079	128,525
83,088	102,754	11,111	175,630	311,263	146,503	573,767
–	–	–	–	–	721,017	–
–	–	–	–	–	–	–
11,723	31,224	–	–	–	–	–
31,243,978	83,210,645	81,807	29,304,082	20,766,767	13,424,587	23,122,184

302,090,561	492,362,448	14,361,854	386,927,083	1,018,937,471	757,080,127	1,280,051,129
697,030	(350,033)	(3,292)	(860,450)	(1,473,046)	4,781,736	4,965,426
(533,381)	(12,904,100)	(2,068,328)	41,391,526	83,932,820	(9,139,670)	82,641,010

21,395,803	2,809,170	544,962	117,892,354	486,748,838	72,345,110	376,501,093
–	–	–	–	–	–	–
(19,316)	69,543	–	–	–	176,608	7,347,051
–	–	–	–	–	43,178	–
(834)	–	1,796	–	–	(39,759)	(1,223)
–	–	–	–	–	–	–
$323,629,863	$481,987,028	$12,836,992	$545,350,513	$1,588,146,083	$825,247,330	$1,751,504,486

$243,563,015	$262,099,563	$8,427,194	$398,350,460	$1,155,103,738	$148,138,458	$1,516,223,511
19,012,439	25,525,128	947,938	19,350,589	47,109,058	14,319,859	56,455,890
$12.81	$10.27	$8.89	$20.59	$24.52	$10.34	$26.86
$13.41	$10.75	$9.31	$21.56	$25.68	$10.83	$28.13
$80,066,848	$219,887,465	$4,409,798	$147,000,053	$433,042,345	$677,108,872	$235,280,975
6,262,250	21,415,073	500,559	6,017,952	15,869,250	65,163,837	8,690,356
$12.79	$10.27	$8.81	$24.43	$27.29	$10.39	$27.07

^	Commitments and contingent liability accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of April 28, 2017 (unaudited)	Large Cap Growth Fund	Large Cap Value Fund	Low Volatility Equity Fund
Assets
Investments at cost	$565,522,497	$680,432,673	$5,583,211
Investments in securities at value	752,596,729	903,967,220	5,085,718
Investments in affiliates at value	31,428,950	22,779,763	553,904
Investments at Value	784,025,679	926,746,983	5,639,622

Cash	–	–	–
Dividends and interest receivable	203,692	1,217,558	12,155
Prepaid expenses	19,304	24,602	23,868
Prepaid trustee fees	4,356	5,136	1,091
Receivable for:
Investments sold	4,649,096	7,175,229	–
Fund shares sold	327,464	306,300	547
Expense reimbursements	8,978	–	13,339
Variation margin	–	–	360
Total Assets	789,238,569	935,475,808	5,690,982

Liabilities
Distributions payable	–	–	–
Accrued expenses	45,439	44,861	12,293
Payable for:
Investments purchased	5,632,625	7,085,947	2
Investments purchased on a delayed delivery basis	–	–	–
Return of collateral for securities loaned	–	–	–
Fund shares redeemed	117,762	220,855	37,523
Variation margin	–	–	–
Investment advisory fees	426,279	318,237	2,479
Administrative fees	16,493	18,880	5,522
Distribution fees	36,143	42,379	–
Transfer agent fees	28,254	25,321	170
Trustee deferred compensation	103,728	134,630	–
Commitments and contingent liabilities^	–	–	–
Mortgage dollar roll deferred revenue	–	–	–
Total Liabilities	6,406,723	7,891,110	57,989

Net Assets
Capital stock (beneficial interest)	563,794,654	652,370,350	5,558,446
Accumulated undistributed net investment income/(loss)	(186,597)	3,959,497	16,504
Accumulated undistributed net realized gain/(loss)	720,607	24,940,541	(5,624)
Net unrealized appreciation/(depreciation) on:
Investments	218,503,182	246,314,310	56,411
Futures contracts	–	–	7,281
Foreign currency transactions	–	–	(25)
Total Net Assets	$782,831,846	$927,584,698	$5,632,993

Class A Share Capital	$194,015,524	$221,664,760	$–
Shares of beneficial interest outstanding (Class A)	20,905,441	10,448,837	–
Net asset value per share	$9.28	$21.21	$–
Maximum public offering price	$9.72	$22.21	$–
Class S Share Capital	$588,816,322	$705,919,938	$5,632,993
Shares of beneficial interest outstanding (Class S)	57,915,937	33,082,818	555,161
Net asset value per share	$10.17	$21.34	$10.15

^	Commitments and contingent liability accrual. Additional information can be found in the accompanying Notes to Financial Statements.
1	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

High Yield Fund	Income Fund	Municipal Bond Fund	Government Bond Fund	Limited Maturity Bond Fund	Money Market Fund

$766,201,464	$848,955,917	$1,497,060,023	$64,198,123	$886,849,657	$437,513,398
683,811,037	803,535,326	1,579,202,954	61,819,517	844,748,925	437,513,398
97,151,829	60,954,498	–	3,244,051	43,176,143	–
780,962,866	864,489,824	1,579,202,954	65,063,568	887,925,068	437,513,398	[1]

–	3,116,674	29,972	34,656	7,677	8,312
10,646,228	7,306,511	21,332,059	310,937	3,112,623	285,658
29,006	32,122	35,045	21,732	39,233	53,109
4,148	4,526	8,168	1,096	4,625	3,036

2,144,440	6,503,353	–	–	–	–
288,288	360,880	1,463,205	3,745	1,621,756	2,184,422
–	–	–	2,887	–	876
–	76,001	–	2,547	11,001	–
794,074,976	881,889,891	1,602,071,403	65,441,168	892,721,983	440,048,811

603,424	152,630	570,315	301	36,300	286
61,815	57,107	73,419	19,049	65,878	54,100

2,718,433	3,739,639	–	–	7,900	5,780,000
–	38,422,423	9,643,095	5,591,174	39,647,499	–
74,796,555	17,824,568	–	–	4,883,850	–
436,332	292,185	707,119	11,257	586,222	2,619,683
–	45,262	–	10,828	95,509	–
209,037	213,106	484,517	18,269	186,801	117,056
15,750	17,341	28,622	6,311	17,687	11,798
91,130	66,235	268,507	716	33,496	34,045
34,449	26,481	43,052	1,036	36,600	61,226
136,863	150,199	285,292	17,534	123,640	–
–	–	–	–	–	–
–	23,421	–	3,267	16,028	–
79,103,788	61,030,597	12,103,938	5,679,742	45,737,410	8,678,194

763,456,305	807,007,504	1,520,526,233	58,569,089	849,395,932	431,377,519
(320,811)	21,221	157,086	(5,550)	(69,094)	–
(62,925,708)	(1,621,824)	(12,858,785)	398,008	(2,436,047)	(6,902)

14,761,402	15,533,907	82,142,931	865,445	1,075,411	–
–	(81,514)	–	(65,566)	(981,629)	–
–	–	–	–	–	–
$714,971,188	$820,859,294	$1,589,967,465	$59,761,426	$846,984,573	$431,370,617

$478,895,430	$345,569,758	$1,398,314,766	$7,394,891	$349,743,167	$350,822,854
98,384,397	37,790,769	123,239,341	744,461	28,050,083	350,829,740
$4.87	$9.14	$11.35	$9.93	$12.47	$1.00
$5.10	$9.57	$11.88	$10.13	$12.47	$1.00
$236,075,758	$475,289,536	$191,652,699	$52,366,535	$497,241,406	$80,547,763
48,468,424	52,017,277	16,891,148	5,270,597	39,889,476	80,547,777
$4.87	$9.14	$11.35	$9.94	$12.47	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS

For the six months ended April 28, 2017 (unaudited)	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Investment Income
Dividends	$2,835,242	$5,210,783	$4,083,021	$1,175,135
Taxable interest	211,058	4,111,539	6,775,328	4,061,774
Income from mortgage dollar rolls	127,995	1,035,341	1,775,401	1,052,686
Income from securities loaned, net	850	15,162	34,514	16,995
Income from affiliated investments	4,909,946	13,078,954	10,825,426	4,389,194
Foreign tax withholding	(25,053)	(40,995)	(37,804)	(1,992)
Total Investment Income	8,060,038	23,410,784	23,455,886	10,693,792

Expenses
Adviser fees	3,405,585	7,136,251	6,054,818	2,291,549
Sub-Adviser fees	–	–	–	–
Administrative service fees	120,747	230,810	213,661	107,008
Audit and legal fees	19,396	23,143	22,712	19,059
Custody fees	84,825	98,759	99,329	62,885
Distribution expenses Class A	956,232	2,337,362	2,126,708	866,184
Insurance expenses	4,284	6,714	6,405	4,039
Printing and postage expenses Class A	92,122	180,543	133,545	52,636
Printing and postage expenses Class S	15,965	29,066	17,810	6,450
SEC and state registration expenses	38,837	72,388	68,405	32,104
Transfer agent fees Class A	453,714	864,202	630,819	237,142
Transfer agent fees Class S	47,501	87,514	53,415	19,180
Trustees’ fees	13,371	21,474	21,114	12,098
Other expenses	18,342	38,036	39,101	29,351
Total Expenses Before Reimbursement	5,270,921	11,126,262	9,487,842	3,739,685
Less:
Reimbursement from adviser	(1,234,992)	(2,887,867)	(2,064,463)	(611,476)
Total Net Expenses	4,035,929	8,238,395	7,423,379	3,128,209

Net Investment Income/(Loss)	4,024,109	15,172,389	16,032,507	7,565,583
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	25,958,443	42,113,220	26,463,002	6,464,369
Distributions of realized capital gains from affiliated investments	6,143,662	15,635,481	10,779,717	2,559,887
Futures contracts	222,635	3,015,023	(4,108,837)	(2,446,770)
Foreign currency and forward contract transactions	(626)	607	(1,617)	(300)
Swap agreements	–	(36,456)	(62,970)	(37,285)
Change in net unrealized appreciation/(depreciation) on:
Investments	40,631,815	50,720,146	29,117,794	6,959,054
Affiliated investments	35,618,967	80,402,893	53,676,595	12,102,538
Futures contracts	5,547,560	6,954,008	8,194,957	2,729,367
Foreign currency forward contracts	–	–	–	–
Foreign currency transactions	738	298	1,948	250
Swap agreements	–	(258,468)	(446,444)	(264,342)
Net Realized and Unrealized Gains/(Losses)	114,123,194	198,546,752	123,614,145	28,066,768

Net Increase/(Decrease) in Net Assets Resulting From Operations	$118,147,303	$213,719,141	$139,646,652	$35,632,351

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

Balanced Income Plus Fund	Opportunity Income Plus Fund	Partner Emerging Markets Equity Fund	Small Cap Stock Fund	Mid Cap Stock Fund	Partner Worldwide Allocation Fund	Large Cap Stock Fund

$2,150,834	$507,358	$112,678	$2,235,132	$6,050,395	$10,615,239	$18,514,638
2,792,740	7,856,699	41	2,786	195,177	2,088,499	346,543
169,740	441,017	–	–	–	–	–
17,066	34,927	–	56,407	54,087	2,410	142,148
144,525	343,733	1,352	43,922	342,746	51,602	392,554
(83,434)	–	(13,312)	(8,678)	–	(938,073)	(966,528)
5,191,471	9,183,734	100,759	2,329,569	6,642,405	11,819,677	18,429,355

834,643	996,933	29,334	1,688,012	4,767,667	2,021,383	4,673,074
–	–	41,530	–	–	1,256,995	–
62,942	75,973	35,713	81,692	173,838	105,283	188,504
17,743	18,153	16,725	16,896	19,677	32,652	22,233
55,859	19,797	13,782	11,900	17,434	296,033	89,250
290,439	316,025	10,817	465,385	1,374,741	172,645	1,792,233
3,006	3,292	2,395	3,358	5,203	4,034	6,033
24,756	26,171	2,257	48,241	105,065	32,769	185,694
3,442	15,138	990	5,882	10,180	5,619	4,414
24,163	37,606	17,217	22,559	42,695	24,959	32,807
128,008	137,978	11,081	300,338	613,340	196,608	943,678
12,285	109,043	5,728	36,384	63,606	25,681	29,662
11,484	13,822	4,340	19,178	39,460	22,422	51,309
29,344	23,783	7,300	7,818	12,296	43,885	20,814
1,498,114	1,793,714	199,209	2,707,643	7,245,202	4,240,968	8,039,705

–	(20,637)	(106,980)	–	–	(256,510)	–
1,498,114	1,773,077	92,229	2,707,643	7,245,202	3,984,458	8,039,705

3,693,357	7,410,657	8,530	(378,074)	(602,797)	7,835,219	10,389,650

3,036,261	(3,421)	(184,755)	41,976,492	84,897,933	14,116,705	83,814,266
65	128	–	229	402	26	146
(444,460)	(435,014)	–	–	–	(93,222)	15,367,779
(4,526)	–	(4,543)	–	–	159,840	(36,925)
–	–	–	–	–	–	–

11,742,415	2,806,742	962,188	60,135,806	159,708,509	49,587,733	83,239,366
–	–	–	–	–	–	–
(141,365)	(238,107)	–	–	–	239,298	8,329,739
–	–	–	–	–	(268,430)	–
3,455	–	732	–	–	57,855	54,404
–	–	–	–	–	–	–
14,191,845	2,130,328	773,622	102,112,527	244,606,844	63,799,805	190,768,775

$17,885,202	$9,540,985	$782,152	$101,734,453	$244,004,047	$71,635,024	$201,158,425

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

For the six months ended April 28, 2017 (unaudited)	Large Cap Growth Fund	Large Cap Value Fund	Low Volatility Equity Fund(a)
Investment Income
Dividends	$3,132,145	$10,197,287	$27,861
Taxable interest	2,392	271	130
Tax-Exempt interest	–	–	–
Income from mortgage dollar rolls	–	–	–
Income from securities loaned, net	647	59	–
Income from affiliated investments	131,095	115,059	732
Foreign tax withholding	–	11,220	(1,904)
Total Investment Income	3,266,279	10,323,896	26,819

Expenses
Adviser fees	2,615,028	1,991,102	5,157
Administrative service fees	101,105	117,223	11,440
Amortization of offering costs	–	–	3,808
Audit and legal fees	17,877	18,167	7,012
Custody fees	8,786	16,712	3,398
Distribution expenses Class A	224,942	267,609	–
Insurance expenses	3,915	4,152	743
Printing and postage expenses Class A	29,530	25,049	–
Printing and postage expenses Class S	12,058	11,414	1,792
SEC and state registration expenses	28,446	30,807	458
Transfer agent fees Class A	180,642	155,817	–
Transfer agent fees Class S	93,234	92,329	294
Trustees’ fees	19,273	23,167	1,200
Other expenses	9,031	9,721	2,755
Total Expenses Before Reimbursement	3,343,867	2,763,269	38,057
Less:
Reimbursement from adviser	(63,674)	–	(27,742)
Total Net Expenses	3,280,193	2,763,269	10,315

Net Investment Income/(Loss)	(13,914)	7,560,627	16,504
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	1,949,960	24,781,054	(927)
Distributions of realized capital gains from affiliated investments	–	–	–
Futures contracts	(10,665)	–	(3,644)
Foreign currency and forward contract transactions	(3,103)	–	(1,053)
Change in net unrealized appreciation/(depreciation) on:
Investments	91,882,306	82,412,944	56,411
Futures contracts	–	–	7,281
Foreign currency transactions	2,844	–	(25)
Net Realized and Unrealized Gains/(Losses)	93,821,342	107,193,998	58,043

Net Increase/(Decrease) in Net Assets Resulting From Operations	$93,807,428	$114,754,625	$74,547

(a)	For the period from February 28, 2017 (inception) through April 28, 2017.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

High Yield Fund	Income Fund	Municipal Bond Fund	Government Bond Fund	Limited Maturity Bond Fund	Money Market Fund

$288,920	$353,747	$–	$–	$103,584	$–
20,529,637	14,352,688	163,825	601,296	8,486,817	1,360,750
–	–	32,658,669	–	–	–
–	375,583	–	42,845	226,325	–
222,795	33,698	–	–	43,162	–
73,448	196,498	–	13,965	168,815	–
–	–	–	–	–	–
21,114,800	15,312,214	32,822,494	658,106	9,028,703	1,360,750

1,326,802	1,346,051	3,119,062	117,811	1,168,017	764,914
98,822	108,377	181,260	40,111	109,731	75,387
–	–	–	–	–	–
19,244	19,503	22,158	15,601	19,266	16,425
8,961	15,171	16,564	3,754	17,941	9,203
578,236	425,305	1,730,766	4,820	213,761	227,119
3,849	4,131	5,960	2,498	4,068	3,339
45,983	37,004	63,353	1,037	42,010	91,443
15,006	12,694	10,218	2,945	20,401	10,864
29,296	31,191	66,013	14,388	64,185	68,327
214,593	169,938	261,306	5,593	198,178	356,352
117,971	99,923	45,680	20,231	130,447	23,589
21,146	23,124	42,092	4,647	21,776	10,757
18,354	21,481	51,907	6,960	22,425	8,828
2,498,263	2,313,893	5,616,339	240,396	2,032,206	1,666,547

–	–	–	(11,232)	–	(343,244)
2,498,263	2,313,893	5,616,339	229,164	2,032,206	1,323,303

18,616,537	12,998,321	27,206,155	428,942	6,996,497	37,447

(4,237,821)	921,976	(3,400,161)	(52,039)	(652,115)	(28)
770	137	–	–	43	–
–	(1,340,108)	–	547,622	4,778,315	–
–	–	–	–	–	–

20,428,103	(9,534,853)	(39,724,987)	(1,132,024)	(2,010,401)	–
–	974,552	–	(310,076)	(2,590,213)	–
–	–	–	–	–	–
16,191,052	(8,978,296)	(43,125,148)	(946,517)	(474,371)	(28)

$34,807,589	$4,020,025	$(15,918,993)	$(517,575)	$6,522,126	$37,419

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
For the periods ended	4/28/2017 (unaudited)	10/31/2016	4/28/2017 (unaudited)	10/31/2016
Operations
Net investment income/(loss)	$4,024,109	$4,660,375	$15,172,389	$19,766,963
Net realized gains/(losses)	32,324,114	16,010,075	60,727,875	42,701,212
Change in net unrealized appreciation/(depreciation)	81,799,080	(7,246,970)	137,818,877	(15,076,154)
Net Change in Net Assets Resulting From Operations	118,147,303	13,423,480	213,719,141	47,392,021
Distributions to Shareholders
From net investment income Class A	(3,922,298)	(1,960,009)	(18,331,418)	(13,405,401)
From net investment income Class S	(1,303,852)	(817,287)	(2,778,458)	(1,402,161)
Total From Net Investment Income	(5,226,150)	(2,777,296)	(21,109,876)	(14,807,562)
From net realized gains Class A	(3,418,045)	(55,213,498)	(19,091,905)	(106,605,653)
From net realized gains Class S	(668,023)	(8,928,498)	(2,132,912)	(7,318,053)
Total From Net Realized Gains	(4,086,068)	(64,141,996)	(21,224,817)	(113,923,706)
Total Distributions to Shareholders	(9,312,218)	(66,919,292)	(42,334,693)	(128,731,268)
Capital Stock Transactions

Class A
Sold	35,568,483	65,237,377	77,762,807	137,283,402
Distributions reinvested	7,326,517	57,099,992	37,341,427	119,739,532
Redeemed	(42,619,308)	(77,545,137)	(94,912,022)	(184,356,179)
Total Class A Capital Stock Transactions	275,692	44,792,232	20,192,212	72,666,755

Class S
Sold	37,812,300	37,664,993	94,259,096	81,535,330
Distributions reinvested	1,971,793	9,745,785	4,906,424	8,713,045
Redeemed	(14,009,759)	(20,132,636)	(17,404,852)	(21,106,475)
Total Class S Capital Stock Transactions	25,774,334	27,278,142	81,760,668	69,141,900
Capital Stock Transactions	26,050,026	72,070,374	101,952,880	141,808,655

Net Increase/(Decrease) in Net Assets	134,885,111	18,574,562	273,337,328	60,469,408
Net Assets, Beginning of Period	870,892,830	852,318,268	2,000,615,248	1,940,145,840
Net Assets, End of Period	$1,005,777,941	$870,892,830	$2,273,952,576	$2,000,615,248
Accumulated Undistributed Net Investment Income/(Loss)	$(435,958)	$766,083	$3,152,733	$9,090,220

Capital Stock Share Transactions

Class A shares
Sold	2,529,297	5,172,533	5,659,823	10,857,093
Distributions reinvested	534,236	4,497,779	2,765,774	9,480,825
Redeemed	(3,041,754)	(6,092,573)	(6,929,254)	(14,483,401)
Total Class A shares	21,779	3,577,739	1,496,343	5,854,517

Class S shares
Sold	2,661,299	2,957,130	6,791,289	6,336,912
Distributions reinvested	142,707	759,381	360,907	683,779
Redeemed	(996,541)	(1,557,150)	(1,257,709)	(1,641,837)
Total Class S shares	1,807,465	2,159,361	5,894,487	5,378,854

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Moderate Allocation Fund		Moderately Conservative Allocation Fund		Balanced Income Plus Fund		Opportunity Income Plus Fund
4/28/2017 (unaudited)	10/31/2016	4/28/2017 (unaudited)	10/31/2016	4/28/2017 (unaudited)	10/31/2016	4/28/2017 (unaudited)	10/31/2016

$16,032,507	$23,889,044	$7,565,583	$12,748,671	$3,693,357	$7,358,280	$7,410,657	$15,296,361
33,069,295	26,017,499	6,539,901	10,309,520	2,587,340	(2,086,888)	(438,307)	(6,888,061)
90,544,850	4,142,093	21,526,867	4,014,940	11,604,505	2,872,887	2,568,635	14,665,252
139,646,652	54,048,636	35,632,351	27,073,131	17,885,202	8,144,279	9,540,985	23,073,552

(13,525,851)	(20,799,685)	(6,729,221)	(10,919,225)	(2,394,722)	(5,460,684)	(4,259,171)	(9,299,965)
(2,026,890)	(2,016,074)	(935,075)	(890,310)	(866,569)	(1,585,099)	(3,432,794)	(6,128,993)
(15,552,741)	(22,815,759)	(7,664,296)	(11,809,535)	(3,261,291)	(7,045,783)	(7,691,965)	(15,428,958)
(10,806,762)	(77,681,404)	(6,110,766)	(19,909,558)	–	(11,192,000)	–	–
(1,269,080)	(4,958,350)	(666,362)	(1,028,124)	–	(2,583,869)	–	–
(12,075,842)	(82,639,754)	(6,777,128)	(20,937,682)	–	(13,775,869)	–	–
(27,628,583)	(105,455,513)	(14,441,424)	(32,747,217)	(3,261,291)	(20,821,652)	(7,691,965)	(15,428,958)

73,936,169	123,736,412	30,808,982	58,645,562	11,435,525	21,255,002	17,095,218	31,129,039
24,198,506	97,951,067	12,709,654	30,581,641	2,327,441	16,316,271	3,884,560	8,454,782
(95,661,482)	(195,875,001)	(52,855,286)	(96,806,214)	(13,182,085)	(28,203,897)	(18,164,155)	(50,899,554)
2,473,193	25,812,478	(9,336,650)	(7,579,011)	580,881	9,367,376	2,815,623	(11,315,733)

90,930,632	82,263,512	41,837,952	38,472,595	17,537,212	16,900,191	57,417,548	73,358,555
3,267,833	6,915,346	1,583,339	1,893,154	854,704	4,124,623	3,311,150	5,785,465
(17,531,457)	(16,463,587)	(12,347,586)	(8,489,431)	(7,384,930)	(7,463,758)	(19,976,913)	(46,137,730)
76,667,008	72,715,271	31,073,705	31,876,318	11,006,986	13,561,056	40,751,785	33,006,290
79,140,201	98,527,749	21,737,055	24,297,307	11,587,867	22,928,432	43,567,408	21,690,557

191,158,270	47,120,872	42,927,982	18,623,221	26,211,778	10,251,059	45,416,428	29,335,151
1,861,842,138	1,814,721,266	772,699,964	754,076,743	297,418,085	287,167,026	436,570,600	407,235,449
$2,053,000,408	$1,861,842,138	$815,627,946	$772,699,964	$323,629,863	$297,418,085	$481,987,028	$436,570,600
$1,505,879	$1,026,113	$844,718	$943,431	$697,030	$264,964	$(350,033)	$(68,725)

5,716,411	10,125,334	2,589,932	5,077,283	913,978	1,756,907	1,680,539	3,106,685
1,889,927	8,086,338	1,077,042	2,675,751	186,546	1,363,052	381,302	845,085
(7,416,477)	(16,005,915)	(4,442,828)	(8,3 95,974)	(1,055,345)	(2,345,271)	(1,786,337)	(5,103,684)
189,861	2,205,757	(775,854)	(642,940)	45,179	774,688	275,504	(1,151,914)

7,012,599	6,659,857	3,501,219	3,291,269	1,404,259	1,393,608	5,640,391	7,311,458
254,129	568,496	133,652	164,514	68,618	344,895	324,942	577,703
(1,352,375)	(1,337,992)	(1,033,173)	(727,326)	(591,225)	(612,874)	(1,962,845)	(4,607,928)
5,914,353	5,890,361	2,601,698	2,728,457	881,652	1,125,629	4,002,488	3,281,233

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Partner Emerging Markets Equity Fund		Small Cap Stock Fund
For the periods ended	4/28/2017 (unaudited)	10/31/2016	4/28/2017 (unaudited)	10/31/2016
Operations
Net investment income/(loss)	$8,530	$74,112	$(378,074)	$1,440,134
Net realized gains/(losses)	(189,298)	(276,443)	41,976,721	20,381,444
Change in net unrealized appreciation/(depreciation)	962,920	1,261,765	60,135,806	2,698,981
Net Change in Net Assets Resulting From Operations	782,152	1,059,434	101,734,453	24,520,559
Distributions to Shareholders
From net investment income Class A	(43,554)	(94,804)	(647,301)	–
From net investment income Class S	(28,818)	(4,952)	(570,250)	(257,072)
Total From Net Investment Income	(72,372)	(99,756)	(1,217,551)	(257,072)
From net realized gains Class A	–	–	(16,107,310)	(28,309,678)
From net realized gains Class S	–	–	(4,745,724)	(8,200,599)
Total From Net Realized Gains	–	–	(20,853,034)	(36,510,277)
Total Distributions to Shareholders	(72,372)	(99,756)	(22,070,585)	(36,767,349)
Capital Stock Transactions

Class A
Sold	3,105,891	1,861,845	10,556,035	20,495,736
Distributions reinvested	43,506	94,696	16,642,166	28,141,481
Redeemed	(4,963,102)	(2,757,135)	(18,520,709)	(49,639,939)
Total Class A Capital Stock Transactions	(1,813,705)	(800,594)	8,677,492	(1,002,722)

Class S
Sold	3,709,554	975,577	10,375,991	20,117,342
Distributions reinvested	28,824	4,952	5,313,787	8,405,973
Redeemed	(533,442)	(390,152)	(5,143,961)	(11,837,387)
Total Class S Capital Stock Transactions	3,204,936	590,377	10,545,817	16,685,928
Capital Stock Transactions	1,391,231	(210,217)	19,223,309	15,683,206

Net Increase/(Decrease) in Net Assets	2,101,011	749,461	98,887,177	3,436,416
Net Assets, Beginning of Period	10,735,981	9,986,520	446,463,336	443,026,920
Net Assets, End of Period	$12,836,992	$10,735,981	$545,350,513	$446,463,336
Accumulated Undistributed Net Investment Income/(Loss)	$(3,292)	$60,550	$(860,450)	$735,175

Capital Stock Share Transactions

Class A shares
Sold	384,088	239,743	537,001	1,203,221
Distributions reinvested	5,535	13,319	855,758	1,729,655
Redeemed	(599,227)	(354,362)	(944,123)	(2,904,610)
Total Class A shares	(209,604)	(101,300)	448,636	28,266

Class S shares
Sold	445,381	121,236	443,982	980,464
Distributions reinvested	3,705	702	230,084	438,489
Redeemed	(64,199)	(51,480)	(221,692)	(612,466)
Total Class S shares	384,887	70,458	452,374	806,487

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Mid Cap Stock Fund		Partner Worldwide Allocation Fund		Large Cap Stock Fund		Large Cap Growth Fund
4/28/2017 (unaudited)	10/31/2016	4/28/2017 (unaudited)	10/31/2016	4/28/2017 (unaudited)	10/31/2016	4/28/2017 (unaudited)	10/31/2016

$(602,797)	$2,243,857	$7,835,219	$15,889,973	$10,389,650	$17,404,520	$(13,914)	$121,632
84,898,335	59,371,488	14,183,349	(11,932,185)	99,145,266	55,033,643	1,936,192	6,524,299
159,708,509	94,157,311	49,616,456	13,772,520	91,623,509	(99,901,322)	91,885,150	(36,923,816)
244,004,047	155,772,656	71,635,024	17,730,308	201,158,425	(27,463,159)	93,807,428	(30,277,885)

(1,114,640)	(1,515,333)	(2,695,343)	(2,749,370)	(16,304,694)	(14,540,527)	–	–
(1,451,583)	(1,303,044)	(14,277,535)	(13,837,153)	(3,184,851)	(2,812,218)	–	–
(2,566,223)	(2,818,377)	(16,972,878)	(16,586,523)	(19,489,545)	(17,352,745)	–	–
(44,473,694)	(105,602,697)	–	–	(39,292,274)	(52,918,188)	(1,047,717)	(10,554,846)
(13,791,465)	(30,210,205)	–	–	(5,737,774)	(7,041,905)	(2,793,431)	(25,895,384)
(58,265,159)	(135,812,902)	–	–	(45,030,048)	(59,960,093)	(3,841,148)	(36,450,230)
(60,831,382)	(138,631,279)	(16,972,878)	(16,586,523)	(64,519,593)	(77,312,838)	(3,841,148)	(36,450,230)

25,656,646	32,971,715	3,468,173	6,303,225	18,501,077	31,807,363	6,160,648	21,545,901
45,161,268	106,122,858	2,655,307	2,711,758	54,837,112	66,516,478	1,035,081	10,441,454
(55,783,499)	(106,899,848)	(9,326,104)	(35,101,165)	(75,946,842)	(165,805,457)	(14,295,603)	(52,224,920)
15,034,415	32,194,725	(3,202,624)	(26,086,182)	(2,608,653)	(67,481,616)	(7,099,874)	(20,237,565)

45,448,833	30,255,959	5,161,039	27,494,901	8,429,869	29,142,606	25,579,095	70,577,539
15,201,920	31,315,358	14,222,488	13,754,929	8,881,786	9,781,760	2,758,809	25,485,074
(13,489,584)	(18,051,696)	(2,847,215)	(66,692,379)	(3,308,925)	(10,989,539)	(17,263,304)	(48,340,067)
47,161,169	43,519,621	16,536,312	(25,442,549)	14,002,730	27,934,827	11,074,600	47,722,546
62,195,584	75,714,346	13,333,688	(51,528,731)	11,394,077	(39,546,789)	3,974,726	27,484,981

245,368,249	92,855,723	67,995,834	(50,384,946)	148,032,909	(144,322,786)	93,941,006	(39,243,134)
1,342,777,834	1,249,922,111	757,251,496	807,636,442	1,603,471,577	1,747,794,363	688,890,840	728,133,974
$1,588,146,083	$1,342,777,834	$825,247,330	$757,251,496	$1,751,504,486	$1,603,471,577	$782,831,846	$688,890,840
$(1,473,046)	$1,695,974	$4,781,736	$13,919,395	$4,965,426	$14,065,321	$(186,597)	$(172,683)

1,077,820	1,659,387	356,347	674,236	718,816	1,312,514	711,995	2,600,756
1,926,836	5,567,707	284,294	290,027	2,188,630	2,679,988	124,260	1,218,367
(2,359,777)	(5,332,108)	(962,009)	(3,720,961)	(2,955,845)	(6,759,279)	(1,668,946)	(6,062,439)
644,879	1,894,986	(321,368)	(2,756,698)	(48,399)	(2,766,777)	(832,691)	(2,243,316)

1,722,173	1,326,214	530,603	2,890,563	321,675	1,146,990	2,701,952	7,697,418
582,122	1,482,091	1,517,875	1,466,410	351,674	390,628	302,501	2,728,595
(505,565)	(835,470)	(291,534)	(7,059,363)	(128,020)	(461,673)	(1,827,934)	(5,190,937)
1,798,730	1,972,835	1,756,944	(2,702,390)	545,329	1,075,945	1,176,519	5,235,076

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Large Cap Value Fund		Low Volatility Equity Fund
For the periods ended	4/28/2017 (unaudited)	10/31/2016	4/28/2017 (unaudited)(a)
Operations
Net investment income/(loss)	$7,560,627	$12,796,927	$16,504
Net realized gains/(losses)	24,781,054	27,299,280	(5,624)
Change in net unrealized appreciation/(depreciation)	82,412,944	(6,849,530)	63,667
Net Change in Net Assets Resulting From Operations	114,754,625	33,246,677	74,547
Distributions to Shareholders
From net investment income Class A	(2,498,405)	(2,093,598)	–
From net investment income Class S	(10,134,973)	(8,894,480)	–
Total From Net Investment Income	(12,633,378)	(10,988,078)	–
From net realized gains Class A	(6,612,772)	(10,849,589)	–
From net realized gains Class S	(20,389,278)	(31,112,550)	–
Total From Net Realized Gains	(27,002,050)	(41,962,139)	–
Total Distributions to Shareholders	(39,635,428)	(52,950,217)	–
Capital Stock Transactions

Class A
Sold	7,038,916	10,099,319	–
Distributions reinvested	8,898,845	12,625,478	–
Redeemed	(11,321,403)	(49,127,599)	–
Total Class A Capital Stock Transactions	4,616,358	(26,402,802)	–

Class S
Sold	27,454,218	68,372,146	6,453,927
Distributions reinvested	30,138,195	39,579,574	–
Redeemed	(27,104,564)	(56,567,197)	(895,481)
Total Class S Capital Stock Transactions	30,487,849	51,384,523	5,558,446
Capital Stock Transactions	35,104,207	24,981,721	5,558,446

Net Increase/(Decrease) in Net Assets	110,223,404	5,278,181	5,632,993
Net Assets, Beginning of Period	817,361,294	812,083,113	–
Net Assets, End of Period	$927,584,698	$817,361,294	$5,632,993
Accumulated Undistributed Net Investment Income/(Loss)	$3,959,497	$9,032,248	$16,504

Capital Stock Share Transactions

Class A shares
Sold	335,476	541,543	–
Distributions reinvested	427,191	684,401	–
Redeemed	(540,709)	(2,562,149)	–
Total Class A shares	221,958	(1,336,205)	–

Class S shares
Sold	1,301,329	3,606,912	644,267
Distributions reinvested	1,439,714	2,130,812	–
Redeemed	(1,286,201)	(2,951,421)	(89,106)
Total Class S shares	1,454,842	2,786,303	555,161

(a)	For the period from February 28, 2017 (inception) through April 28, 2017.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

High Yield Fund		Income Fund		Municipal Bond Fund		Government Bond Fund
4/28/2017 (unaudited)	10/31/2016	4/28/2017 (unaudited)	10/31/2016	4/28/2017 (unaudited)	10/31/2016	4/28/2017 (unaudited)	10/31/2016

$18,616,537	$36,992,413	$12,998,321	$26,522,235	$27,206,155	$53,690,202	$428,942	$688,957
(4,237,051)	(22,560,070)	(417,995)	2,115,039	(3,400,161)	318,466	495,583	45,289
20,428,103	24,216,256	(8,560,301)	23,075,904	(39,724,987)	5,093,881	(1,442,100)	936,828
34,807,589	38,648,599	4,020,025	51,713,178	(15,918,993)	59,102,549	(517,575)	1,671,074

(12,164,075)	(25,349,732)	(5,293,369)	(11,397,719)	(23,763,982)	(48,820,860)	(53,098)	(118,264)
(6,206,183)	(12,038,128)	(7,733,917)	(15,104,655)	(3,442,173)	(4,953,163)	(375,850)	(572,821)
(18,370,258)	(37,387,860)	(13,027,286)	(26,502,374)	(27,206,155)	(53,774,023)	(428,948)	(691,085)
–	–	(514,974)	(1,703,569)	–	–	(18,490)	(176,952)
–	–	(671,791)	(1,910,031)	–	–	(115,788)	(886,350)
–	–	(1,186,765)	(3,613,600)	–	–	(134,278)	(1,063,302)
(18,370,258)	(37,387,860)	(14,214,051)	(30,115,974)	(27,206,155)	(53,774,023)	(563,226)	(1,754,387)

14,549,453	25,600,691	9,100,760	21,289,760	33,779,358	100,455,335	322	1,612,545
8,878,818	18,437,780	5,084,035	11,414,438	20,271,655	41,365,218	69,410	288,213
(27,093,912)	(62,420,385)	(23,299,686)	(52,791,793)	(88,618,196)	(140,330,279)	(1,160,353)	(11,862,255)
(3,665,641)	(18,381,914)	(9,114,891)	(20,087,595)	(34,567,183)	1,490,274	(1,090,621)	(9,961,497)

32,662,087	51,609,457	35,191,184	98,445,739	39,215,545	118,077,949	22,070,814	30,413,528
5,650,373	11,129,973	8,047,155	16,306,160	3,168,653	4,545,888	491,069	1,435,402
(39,831,100)	(67,063,286)	(25,173,511)	(94,039,780)	(38,798,243)	(37,452,944)	(16,184,690)	(58,813,467)
(1,518,640)	(4,323,856)	18,064,828	20,712,119	3,585,955	85,170,893	6,377,193	(26,964,537)
(5,184,281)	(22,705,770)	8,949,937	624,524	(30,981,228)	86,661,167	5,286,572	(36,926,034)

11,253,050	(21,445,031)	(1,244,089)	22,221,728	(74,106,376)	91,989,693	4,205,771	(37,009,347)
703,718,138	725,163,169	822,103,383	799,881,655	1,664,073,841	1,572,084,148	55,555,655	92,565,002
$714,971,188	$703,718,138	$820,859,294	$822,103,383	$1,589,967,465	$1,664,073,841	$59,761,426	$55,555,655
$(320,811)	$(567,090)	$21,221	$50,186	$157,086	$157,086	$(5,550)	$(5,544)

3,033,911	5,556,695	1,003,198	2,337,558	2,981,923	8,538,620	–	161,047
1,845,700	3,990,104	562,034	1,261,686	1,796,810	3,514,351	7,059	28,950
(5,655,740)	(13,576,822)	(2,573,490)	(5,857,884)	(7,843,598)	(11,936,056)	(117,800)	(1,181,617)
(776,129)	(4,030,023)	(1,008,258)	(2,258,640)	(3,064,865)	116,915	(110,741)	(991,620)

6,808,630	11,113,013	3,882,206	10,918,020	3,471,776	10,013,429	2,237,865	3,017,632
1,174,159	2,405,625	889,754	1,801,715	280,848	385,988	49,895	144,080
(8,311,322)	(14,448,344)	(2,781,544)	(10,444,011)	(3,435,718)	(3,184,467)	(1,640,193)	(5,840,362)
(328,533)	(929,706)	1,990,416	2,275,724	316,906	7,214,950	647,567	(2,678,650)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Limited Maturity Bond Fund		Money Market Fund
For the periods ended	4/28/2017 (unaudited)	10/31/2016	4/28/2017 (unaudited)	10/31/2016
Operations
Net investment income/(loss)	$6,996,497	$12,660,154	$37,447	$–
Net realized gains/(losses)	4,126,243	(3,141,065)	(28)	(6,874)
Change in net unrealized appreciation/(depreciation)	(4,600,614)	9,416,480	–	–
Net Change in Net Assets Resulting From Operations	6,522,126	18,935,569	37,419	(6,874)
Distributions to Shareholders
From net investment income Class A	(2,815,999)	(5,674,988)	–	–
From net investment income Class S	(4,280,464)	(7,040,316)	(37,447)	–
Total From Net Investment Income	(7,096,463)	(12,715,304)	(37,447)	–
Total Distributions to Shareholders	(7,096,463)	(12,715,304)	(37,447)	–
Capital Stock Transactions

Class A
Sold	65,714,887	138,318,951	135,787,103	437,861,023
Distributions reinvested	2,741,218	5,513,848	–	–
Redeemed	(69,599,196)	(169,866,978)	(166,306,065)	(466,036,904)
Total Class A Capital Stock Transactions	(1,143,091)	(26,034,179)	(30,518,962)	(28,175,881)

Class S
Sold	135,192,808	153,280,207	168,372,107	167,552,466
Distributions reinvested	4,146,413	6,846,997	34,976	–
Redeemed	(82,805,426)	(78,918,726)	(144,487,356)	(121,285,465)
Total Class S Capital Stock Transactions	56,533,795	81,208,478	23,919,727	46,267,001
Capital Stock Transactions	55,390,704	55,174,299	(6,599,235)	18,091,120

Net Increase/(Decrease) in Net Assets	54,816,367	61,394,564	(6,599,263)	18,084,246
Net Assets, Beginning of Period	792,168,206	730,773,642	437,969,880	419,885,634
Net Assets, End of Period	$846,984,573	$792,168,206	$431,370,617	$437,969,880
Accumulated Undistributed Net Investment Income/(Loss)	$(69,094)	$30,872	$–	$–

Capital Stock Share Transactions

Class A shares
Sold	5,283,528	11,180,963	135,787,101	437,861,023
Distributions reinvested	220,355	444,896	–	–
Redeemed	(5,595,746)	(13,732,089)	(166,306,064)	(466,036,904)
Total Class A shares	(91,863)	(2,106,230)	(30,518,963)	(28,175,881)

Class S shares
Sold	10,871,188	12,365,198	168,372,107	167,552,466
Distributions reinvested	333,344	552,299	34,976	–
Redeemed	(6,659,345)	(6,370,903)	(144,487,356)	(121,285,465)
Total Class S shares	4,545,187	6,546,594	23,919,727	46,267,001

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 28, 2017

(unaudited)

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into twenty-three separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four asset allocation funds, four income plus funds, eight equity funds, six fixed-income funds and one money market fund. Thrivent Growth and Income Plus Fund, Thrivent Diversified Income Plus Fund and Thrivent Multidimensional Income Fund have a fiscal year end on a calendar-year basis and are presented under a separate shareholder report.

The Funds are each investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 - Financial Services - Investment Companies.

(A) Share Classes – The Trust includes two classes of shares: Class A and Class S shares. The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements. Class A shares have an annual 12b-1 fee of 0.25% or a reduced fee of 0.13%. Class A shares have a maximum front-end sales load of 4.50%, although some Funds have a reduced or no front-end sales load. Class S shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Thrivent Low Volatility Equity Fund and Thrivent Multidimensional Income Fund offer only Class S Shares, all other of the 21 Funds of the Trust offer Class A and Class S shares. Class A shares of Government Bond Fund are closed to all purchases and exchanges into the Fund, other than reinvestment of dividends by current shareholders of the Fund.

(B) Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Trust’s Board of Trustees (“Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day.

Securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund and the Trust’s investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), follow procedures designed to help maintain a constant net asset value of $1.00 per share.

The Board has delegated responsibility for daily valuation of the Funds’ securities to the Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Fund valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 28, 2017

(unaudited)

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments. Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available-for-sale are not categorized within the fair value hierarchy.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign markets and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(D) Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Foreign Income Taxes – Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign tax withholding on the Statement of Operations. The Funds pay tax on foreign capital gains, where applicable.

GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of April 28, 2017, open U.S. Federal, Minnesota, Wisconsin and Massachusetts tax years include the tax years ended October 31, 2013 through 2016. Additionally, as of April 28, 2017, the tax year ended

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 28, 2017

(unaudited)

October 31, 2012 is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of April 28, 2017, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(E) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date. However, in certain foreign market where declaration of the dividend follows the ex-dividend date, the dividend will be recorded as soon as the Fund is informed of the declaration date.

For certain securities, including real estate investment trusts, the Trust records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Trust adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/ loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(F) Distributions to Shareholders – Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Fund	Dividends Declared	Dividends Paid
Aggressive Allocation	Annually	Annually
Moderately Aggressive Allocation	Annually	Annually
Moderate Allocation	Quarterly	Quarterly
Moderately Conservative Allocation	Quarterly	Quarterly
Balanced Income Plus	Quarterly	Quarterly
Opportunity Income Plus	Daily	Monthly
Partner Emerging Markets Equity	Annually	Annually
Small Cap Stock	Annually	Annually
Mid Cap Stock	Annually	Annually
Partner Worldwide Allocation	Annually	Annually
Large Cap Stock	Annually	Annually
Large Cap Growth	Annually	Annually
Large Cap Value	Annually	Annually
Low Volatility Equity	Annually	Annually
High Yield	Daily	Monthly
Income	Daily	Monthly
Municipal Bond	Daily	Monthly
Government Bond	Daily	Monthly
Limited Maturity Bond	Daily	Monthly
Money Market*	Daily	Monthly

*	Dividends are net of any short-term realized gains or losses on the sale of securities.

(G) Derivative Financial Instruments – Each of the Funds, with the exception of the Money Market Fund, may invest in derivatives. Derivatives, a category that includes options, futures, swaps, foreign currency forward contracts and hybrid instruments, are financial instruments whose value is derived from another security, an index or a currency. Each applicable Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives to manage the risk of its positions in foreign securities. Each applicable Fund may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (OTC).

A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Fund’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Funds because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 28, 2017

(unaudited)

all the broker’s customers, potentially resulting in losses to the Funds. Using derivatives to hedge can guard against potential risks, but it also adds to the Funds’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

In order to define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivatives’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Fund has been noted in the Schedule of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options – All Funds, with the exception of the Money Market Fund, may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when a Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where a Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Futures Contracts – All Funds, with the exception of the Money Market Fund, may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 28, 2017

(unaudited)

Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

During the six month period ended April 28, 2017, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Balanced Income Plus Fund, Opportunity Income Plus Fund, Partner Worldwide Allocation Fund, Income Fund, Government Bond Fund, and Limited Maturity Bond Fund used treasury futures to manage the duration and yield curve exposure of the Fund versus the benchmark.

During the six month period ended April 28, 2017, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Balanced Income Plus Fund, Opportunity Income Plus Fund, Partner Worldwide Allocation Fund, Large Cap Stock, Large Cap Growth and Low Volatility Equity Fund used equity futures to manage exposure to the equities markets.

Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Funds, with the exception of the Money Market Fund, may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to mitigate currency and counterparty exposure to other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and change in unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund.

During the six month period ended April 28, 2017, Partner Worldwide Allocation Fund used foreign currency forward contracts in order to gain active currency exposure and to hedge unwanted currency exposure.

Swap Agreements – All Funds, with the exception of the Money Market Fund, may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter and the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 28, 2017

(unaudited)

whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

During the six month period ended April 28, 2017, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, and Moderately Conservative Allocation Fund used CDX indexes (comprised of credit default swaps) to help manage credit risk exposures within the fund.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The amounts presented in the tables below are offset first by financial instruments that have the right to offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral received/pledged. The actual amounts of collateral may be greater than the amounts presented in the tables.

The following table presents the gross and net information about assets subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset	Net Amounts of Recognized Assets	Financial Instruments	Cash Collateral Received	Non-Cash Collateral Received	Net Amount
Aggressive Allocation
Futures Contracts	1,415,437	–	1,415,437	586,419	–	–	829,018	(*)
Moderately Aggressive Allocation
Futures Contracts	2,381,794	–	2,381,794	1,093,479	–	–	1,288,315	(*)
Moderate Allocation
Futures Contracts	1,447,753	–	1,447,753	705,033	–	–	742,720	(*)
Moderately Conservative Allocation
Futures Contracts	329,073	–	329,073	134,659	–	–	194,414	(*)
Balanced Income Plus
Futures Contracts	31,034	–	31,034	11,139	–	–	19,895	(*)
Opportunity Income Plus
Futures Contracts	51,927	–	51,927	8,218	–	–	43,709	(*)
Partner Worldwide Allocation
Futures Contracts	1,098,456	–	1,098,456	1,008,814	–	–	89,642	(*)
Exchange Contracts	764,195	–	764,195	560,644	–	–	203,551	(†)
Low Volatility Equity
Futures Contracts	360	–	360	–	–	–	360	(*)
Income
Futures Contracts	76,001	–	76,001	45,262	–	–	30,739	(*)
Government Bond
Futures Contracts	2,547	–	2,547	2,547	–	–	–
Limited Maturity Bond
Futures Contracts	11,001	–	11,001	11,001	–	–	–

(*)	Net futures amount represents the net amount receivable from the counterparty in the event of a default.
(†)	Net exchange contract amount represents the net amount receivable from the counterparty in the event of a default.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 28, 2017

(unaudited)

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged**	Net Amount
Aggressive Allocation
Futures Contracts	586,419	–	586,419	586,419	–	–	–
Moderately Aggressive Allocation
Futures Contracts	1,093,479	–	1,093,479	1,093,479	–	–	–
Securities Lending	1,674,858	–	1,674,858	1,619,857	–	–	55,001	^
Swap Credit Contracts	6,680	–	6,680	–	–	6,680	–
Moderate Allocation
Futures Contracts	705,033	–	705,033	705,033	–	–	–
Securities Lending	2,521,610	–	2,521,610	2,440,042	–	–	81,568	^
Swap Credit Contracts	11,538	–	11,538	–	–	11,538	–
Moderately Conservative Allocation
Futures Contracts	134,659	–	134,659	134,659	–	–	–
Securities Lending	1,559,811	–	1,559,811	1,509,875	–	–	49,936	^
Swap Credit Contracts	6,832	–	6,832	–	–	6,832	–
Balanced Income Plus
Futures Contracts	11,139	–	11,139	11,139	–	–	–
Securities Lending	4,027,977	–	4,027,977	3,921,401	–	–	106,576	^
Opportunity Income Plus
Futures Contracts	8,218	–	8,218	8,218	–	–	–
Securities Lending	11,280,508	–	11,280,508	10,919,859	–	–	360,649	^
Small Cap Stock
Securities Lending	20,171,863	–	20,171,863	19,229,437	–	–	942,426	^
Mid Cap Stock
Securities Lending	13,740,760	–	13,740,760	13,346,542	–	–	394,218	^
Partner Worldwide Allocation
Futures Contracts	1,008,814	–	1,008,814	1,008,814	–	–	–
Exchange Contracts	721,017	–	721,017	560,644	160,373	–	–
Large Cap Stock
Futures Contracts	359,438	–	359,438	–	–	359,438	–
Securities Lending	13,229,063	–	13,229,063	12,554,575	–	–	674,488	^
High Yield
Securities Lending	74,796,555	–	74,796,555	71,741,247	–	–	3,055,308	^
Income
Futures Contracts	45,262	–	45,262	45,262	–	–	–
Securities Lending	17,824,568	–	17,824,568	17,313,135	–	–	511,433	^
Government Bond
Futures Contracts	10,828	–	10,828	2,547	–	8,281	–
Limited Maturity Bond
Futures Contracts	95,509	–	95,509	11,001	–	84,508	–
Securities Lending	4,883,850	–	4,883,850	4,700,654	–	–	183,196	^

**	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
^	Net securities lending amounts represent the net amount payable to the counterparty in the event of a default.

(H) Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 28, 2017

(unaudited)

Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value at least equal to the repurchase price (including accrued interest) for such dollar rolls. In addition, the Funds are required to segregate collateral with the fund custodian – depending on market movements - on their mortgage dollar rolls. The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

(I) Securities Lending – The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. Daily market fluctuations could cause the value of loaned securities to be more or less that the value of the collateral received. Any additional collateral is adjusted and settled on the next business day. The Trust has the ability to recall the loans at any time and could do so in order to vote proxies or sell the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. However, in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss. Some of these losses may be indemnified by the lending agent.

As of April 28, 2017, the value of securities on loan is as follows:

Fund	Securities on Loan
Moderately Aggressive Allocation	$1,619,857
Moderate Allocation	2,440,042
Moderately Conservative Allocation	1,509,875
Balanced Income Plus	3,921,401
Opportunity Income Plus	10,919,859
Small Cap Stock	19,229,437
Mid Cap Stock	13,346,542
Large Cap Stock	12,554,575
High Yield	71,741,247
Income	17,313,135
Limited Maturity Bond	4,700,654

(J) When-Issued and Delayed Delivery Transactions – Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(K) Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.

(L) Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the value of the security during the time it takes the

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 28, 2017

(unaudited)

Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the six months ended April 28, 2017, none of the Funds engaged in these types of investments.

(M) Equity-Linked Structured Securities – Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the six months ended April 28, 2017, none of the Funds engaged in these types of transactions.

(N) Stripped Securities – Certain Funds may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates. As interest rates increase, the price of the principal only security decreases. Similarly, as interest rates decrease, the price of the principal only security increases. The principal only security represents the payment with the longest maturity, therefore making it the most sensitive to interest rate changes.

(O) Credit Risk – The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

(P) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(Q) Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments.

(R) Loss Contingencies – High Yield Fund and Income Fund are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. High Yield Fund at one time held term loans in an original principal amount of at least $4,723,994 and, if the plaintiffs are successful, it is reasonably possible that the Fund will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Income Fund is also named as a defendant in this action, but management does not expect that the Fund’s assets will be subject to a loss contingency.

(S) Litigation – Awards from class action litigation are recorded as realized gains on the payment date.

(T) Bank Loans (Leveraged Loans) – Certain Funds may invest in bank loans, which are senior secured loans that are made by banks or other lending institutions to companies that are typically rated below investment grade. A fund may invest in multiple series or tranches of a bank loan, with varying terms and different associated risks. Transactions in bank loan securities may settle on a delayed basis, which may

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 28, 2017

(unaudited)

result in the proceeds of the sale to not be readily available for a fund to make additional investments. Interest rates of bank loan securities typically reset periodically, as the rates are tied to a reference index, such as the London Interbank Offered Rate (“LIBOR”), plus a premium. Income is recorded daily on bank loan securities. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of the bank loan. This commitment fee is accrued as income over the term of the bank loan. A fund may receive consent and amendment fees for accepting an amendment to the current terms of a bank loan. Consent and amendment fees are accrued as income when the changes to the bank loan are immaterial and to capital when the changes are material.

(U) Recent Accounting Pronouncements –

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. Management has evaluated the impact of this guidance and has determined there to be no impact to financial statement amounts. However, footnote disclosures related to investments valued using the net asset value per share practical expedient were increased within the Schedule of Investments Fair Valuation Measurement tables to meet the requirement of this guidance.

Investment Company Reporting Modernization.

In October 2016, the Securities and Exchange Commission (SEC) adopted new rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC also adopted amendments to Regulation S-X, which describe the specific format and content of financial reports, to require standardized and enhanced disclosures about derivatives in investment company financial statements and other amendments. These amendments are effective August 1, 2017. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statements and footnote disclosures.

(V) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M – Millions)	$0 to $500M	Over $500 to $2,000M	Over $2,000 to $5,000M	Over $5,000 to $10,000M	Over $10,000M
Aggressive Allocation	0.750%	0.725%	0.700%	0.675%	0.650%
Moderately Aggressive Allocation	0.700%	0.675%	0.650%	0.625%	0.600%
Moderate Allocation	0.650%	0.625%	0.600%	0.575%	0.550%
Moderately Conservative Allocation	0.600%	0.575%	0.550%	0.525%	0.500%

Fund (M – Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Balanced Income Plus	0.550%	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.450%	0.425%
Opportunity Income Plus	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.375%	0.375%	0.350%	0.325%
Partner Emerging Markets Equity	1.200%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%
Small Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Mid Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Partner Worldwide Allocation	0.900%	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.800%	0.800%	0.800%	0.800%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.650%	0.575%	0.575%	0.500%	0.475%	0.450%	0.425%

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 28, 2017

(unaudited)

Fund (M – Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Large Cap Growth	0.750%	0.750%	0.750%	0.750%	0.750%	0.700%	0.700%	0.650%	0.650%	0.600%	0.575%
Large Cap Value	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Low Volatility Equity	0.600%	0.600%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%
Income	0.350%	0.350%	0.350%	0.350%	0.350%	0.325%	0.325%	0.300%	0.300%	0.300%	0.300%
Municipal Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.350%	0.350%	0.325%	0.300%
Government Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%
Limited Maturity Bond	0.300%	0.300%	0.300%	0.300%	0.300%	0.275%	0.275%	0.250%	0.250%	0.250%	0.250%
Money Market	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%

(B) Sub-Adviser Fees – The following subadviser fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Fund. The amounts listed as subadviser fees in the Statement of Operations is the portion of the investment advisory fee that is paid to the subadviser. The amount listed as adviser fees in the Statement of Operations is the portion of the investment advisory fee that is retained by the investment adviser.

Partner Emerging Markets Equity Fund

The Adviser has entered into a subadvisory agreement for the performance of subadvisory services with Aberdeen Asset Managers Limited (“Aberdeen”). The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% for the next $50 million and 0.68% for assets over $100 million. Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Partner Worldwide Allocation Portfolio; each a series of Thrivent Series Fund, Inc., the shares of which are only available for purchase by separate accounts of and retirement plans sponsored by Thrivent Financial, and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

Partner Worldwide Allocation Fund

The adviser has entered into subadvisory agreements with Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (“Aberdeen”) and Goldman Sachs Asset Management, L.P. (“GSAM”) for the performance of subadvisory services.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Portfolio is included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner Emerging Markets Equity Fund, and Thrivent Partner Emerging Markets Equity Portfolio are included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for GSAM for managing the emerging markets debt portion is equal to 0.50% of the first $200 million of average daily net assets, 0.45% of the next $200 million and 0.40% of average daily net assets over $400 million. The fee payable for GSAM for managing the international small- and mid-cap equities portion is equal to 0.58% of the first $250 million of average daily net assets; and 0.54% of average daily net assets in excess of $250 million. Thrivent Partner Worldwide Allocation Portfolio is included in determining breakpoints for the assets managed by GSAM.

(C) Expense Reimbursements – For the period ended April 28, 2017, voluntary expense reimbursements, as a percentage of net assets, were in effect:

Fund	Class A	Class S	Expiration Date
Money Market*	0.19%	N/A	N/A

*

Thrivent Asset Management has voluntarily agreed to reimburse certain class-specific and fund level expenses to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund.

For the period ended April 28, 2017, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Class S	Expiration Date
Opportunity Income Plus	0.90%	N/A	2/28/2018
Partner Emerging Markets Equity	1.65%	1.32%	2/28/2018
Partner Worldwide Allocation*	1.35%	N/A	2/28/2018
Large Cap Growth	1.20%	N/A	2/28/2018
Low Volatility Equity	N/A	1.20%	2/28/2018
Government Bond	0.85%	0.75%	2/28/2018

*	Expense cap of 1.35% was effective beginning January 1, 2017.

For the period ended April 28, 2017, Partner Worldwide Allocation Fund class S shares had a contractual expense reimbursement of 0.05% as percentage of net assets in effect that will expire on 2/28/2018. This expense reimbursement was effective beginning January 1, 2017.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 28, 2017

(unaudited)

The four Asset Allocation Funds paid one fee for investment advisory services. The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Fund and the Adviser. For the period ended April 28, 2017, the following expense reimbursements, as a percentage of net assets, were in effect:

Fund	Class A	Class S	Expiration Date
Aggressive Allocation	0.27%	0.27%	N/A
Moderately Aggressive Allocation	0.28%	0.28%	N/A
Moderate Allocation	0.22%	0.22%	N/A
Moderately Conservative Allocation	0.16%	0.16%	N/A

Expense reimbursements are accrued daily and paid by Thrivent Asset Management monthly. Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

All Funds in the Trust except for Money Market Fund may invest cash in other Funds in the Trust, Thrivent Cash Management Trust, and Thrivent Core Short-Term Reserve Fund, subject to certain limitations. These related-party transactions are subject to the same terms as non-related party transactions. To avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to any investment advisory fees indirectly incurred by the asset allocation, income plus, equity and fixed income funds as a result of their investment in any other mutual fund for which the Advisor or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund.

(D) Distribution Plan – Thrivent Distributors, LLC is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares generally have a Rule 12b-1 fee of up to 0.25% (up to 0.125% for Government Bond Fund, Limited Maturity Bond Fund and Money Market Fund) of average net assets.

(E) Sales Charges and Other Fees – For the six months ended April 28, 2017, Thrivent Investment Mgt. and Thrivent Distributors, LLC received $885,993 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. The Funds pay an annual fixed fee per fund plus percentage of net assets to Thrivent Asset Mgt. These fees are accrued daily and paid monthly. For the six months ended April 28, 2017, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $2,247,431 from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide transfer agency, sub transfer agency, and dividend payment services necessary to the Funds on a per-account basis. These fees are accrued daily and paid monthly. For the six months ended April 28, 2017, Thrivent Investor Services received $7,400,758 for transfer agent services from the Trust.

Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of the Thrivent Mutual Funds, except for Money Market Fund as it is not eligible for the deferral plan. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of that series. Their fees as well as the change in value are included in Trustee fees in the Statement of Operations. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The Payable for trustee deferred compensation, located in the Statement of Assets and Liabilities, is unsecured.

Those Trustees not participating in the above plan received $282,797 in fees from the Trust for the six months ended April 28, 2017. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Trust. Affiliated employees and board consultants are reimbursed for reasonable expenses incurred in relation to board meeting attendance.

(F) Indirect Expenses – Some Funds invest in other open-ended funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios reported in the Financial Highlights. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest. The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 28, 2017

(unaudited)

Fund. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Trust and the Adviser.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. At fiscal year-end, the character and amount of distributions, on a tax basis and components of distributable earnings, are finalized. Therefore, as of April 28, 2017, the tax-basis balance has not yet been determined.

At October 31, 2016, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration Year
Balanced Income Plus	$1,999,319	Unlimited

Opportunity Income Plus	5,032,291	2017
	6,668,964	Unlimited

	11,701,255

Partner Emerging Markets	1,872,693	Unlimited

Partner Worldwide Allocation	6,799,658	2017
	15,682,120	Unlimited

	22,481,778

Large Cap Stock	8,364,062	Unlimited

High Yield	30,243,630	2017
	28,441,596	Unlimited

	58,685,226

Municipal Bond	9,219,699	Unlimited

Limited Maturity Bond Fund	5,988,052	Unlimited

Money Market	6,874	Unlimited

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code. Unlimited capital loss carryovers will be utilized before capital loss carryovers with expiration dates.

In addition to the capital loss carryovers noted above, $43,008,882 and $5,236,142 of capital loss carryovers in Partner Worldwide Allocation Fund and High Yield Fund respectively, expired during the fiscal year 2016.

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the six months ended April 28, 2017, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$202,869	$244,967
Moderately Aggressive Allocation	406,615	460,630
Moderate Allocation	358,908	381,132
Moderately Conservative Allocation	123,211	130,213
Balanced Income Plus	139,307	129,012
Opportunity Income Plus	168,025	138,425
Partner Emerging Markets Equity	3,132	1,686
Small Cap Stock	155,373	164,496
Mid Cap Stock	191,611	193,824
Partner Worldwide Allocation	372,782	373,138
Large Cap Stock	615,034	624,933
Large Cap Growth	281,804	280,351
Large Cap Value	98,109	93,511
Low Volatility Equity	5,489	559
High Yield	172,438	170,754
Income	162,162	152,578
Municipal Bond	124,244	145,995
Government Bond	6,591	2,443
Limited Maturity Bond	212,160	123,026

Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$93,856	$86,951
Moderately Aggressive Allocation	724,897	690,364
Moderate Allocation	1,235,476	1,191,619
Moderately Conservative Allocation	727,390	708,846
Balanced Income Plus	115,929	115,562
Opportunity Income Plus	308,403	302,991
Partner Worldwide Allocation	7,636	6,892
Income	255,681	258,752
Government Bond	52,619	50,688
Limited Maturity Bond	230,586	250,719

(B) Investments in Restricted Securities – Certain Funds may own restricted securities which were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of April 28, 2017, the following Funds held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Moderately Aggressive Allocation	43	0.55%
Moderate Allocation	43	0.98%
Moderately Conservative Allocation	42	1.72%
Balanced Income Plus	22	1.59%
Opportunity Income Plus	25	3.49%
Partner Worldwide Allocation	17	0.48%

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 28, 2017

(unaudited)

Fund	Number of Securities	Percent of Fund’s Net Assets
High Yield	7	1.68%
Income	9	1.81%
Municipal Bond	2	0.10%
Limited Maturity Bond	35	10.17%

The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Fund invests primarily in high-yielding fixed-income securities. Each of the other Funds, except the Money Market Fund, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities (e.g., junk bonds) are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render a Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts – During the six months ended April 28, 2017, none of the Funds engaged in these types of investments.

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price. For the six month period ended April 28, 2017, Aggressive Allocation Fund engaged in sale transactions in the amount of $11,548, Moderately Aggressive Allocation Fund engaged in sale transactions in the amount of $16,377, Moderate Allocation Fund engaged in sale transactions in the amount of $4,199, Moderately Conservative Allocation Fund engaged in sale transactions in the amount of $2,205, Balanced Income Plus Fund engaged in purchase transactions in the amount of $30,270 and sale transactions in the amount of $1,292,306, Opportunity Income Plus Fund engaged in purchase transactions in the amount of $605,207 and sale transactions in the amount of $2,032,459 and Small Cap Stock Fund engaged in sale transactions in the amount of $112,234 that complied with Rule 17a-7 of the 1940 Act. The sale transactions in Aggressive Allocation Fund resulted in net realized gains of $6,759 and the sale transactions in Moderately Aggressive Allocation Fund resulted in net realized gains of $9,582 and the sale transactions in Moderate Allocation Fund resulted in net realized gains of $2,457 and the sale transactions Moderately Conservative Allocation Fund resulted in net realized gains of $1,289 and the sale transactions in Balanced Income Plus Fund resulted in net realized losses of $804 and the sale transactions in Opportunity Income Plus Fund resulted in net realized gains of $19,272 and the sale transactions in Small Cap Stock Fund resulted in net realized gains of $65,663.

(7) RELATED PARTY TRANSACTIONS

As of April 28, 2017, related parties (other than the Thrivent Asset Allocation Funds) held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Opportunity Income Plus	2,744,061	5.8%
Partner Worldwide Allocation	11,498,517	14.5%
Low Volatility Equity	410,994	74.0%
Government Bond	4,298,540	71.5%

As of April 28, 2017, retirement plans sponsored by Thrivent Financial for Lutherans held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Aggressive Allocation	8,512,948	12.5%
Moderately Aggressive Allocation	8,960,270	5.6%
Balanced Income Plus	3,420,249	13.5%
Income	6,664,065	7.4%

(8) SUBSEQUENT EVENTS

The Adviser of the Funds has evaluated the impact of subsequent events through June 20, 2017, and, except as already included in the Notes to Financial Statements and in the next paragraph, has determined that no additional items require disclosure.

(9) MARKET RISK

Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of a Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 28, 2017

(unaudited)

by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry. As of April 28, 2017, the following Funds had portfolio concentration greater than 25% in certain sectors.

Fund	Sector	% of Total Net Assets
Partner Emerging Markets Equity	Financials	28.1%
Large Cap Growth	Information Technology	45.1%
Large Cap Value	Financials	25.7%
Income	Financials	28.3%
Limited Maturity Bond	Asset-Backed Securities	26.1%

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION FUND
Class A Shares
Period Ended 4/28/2017 (unaudited)	$13.11	$0.06	$1.70	$1.76	$(0.07)	$(0.06)
Year Ended 10/31/2016	14.05	0.07	0.08	0.15	(0.03)	(1.06)
Year Ended 10/31/2015	14.77	0.04	0.33	0.37	(0.07)	(1.02)
Year Ended 10/31/2014	14.15	0.05	1.21	1.26	(0.10)	(0.54)
Year Ended 10/31/2013	11.54	0.07	2.73	2.80	(0.09)	(0.10)
Year Ended 10/31/2012	10.70	0.04	0.85	0.89	(0.05)	–

Class S Shares
Period Ended 4/28/2017 (unaudited)	13.25	0.07	1.73	1.80	(0.12)	(0.06)
Year Ended 10/31/2016	14.19	0.10	0.11	0.21	(0.09)	(1.06)
Year Ended 10/31/2015	14.90	0.09	0.35	0.44	(0.13)	(1.02)
Year Ended 10/31/2014	14.27	0.10	1.23	1.33	(0.16)	(0.54)
Year Ended 10/31/2013	11.64	0.12	2.75	2.87	(0.14)	(0.10)
Year Ended 10/31/2012	10.78	0.09	0.86	0.95	(0.09)	–
MODERATELY AGGRESSIVE ALLOCATION FUND
Class A Shares
Period Ended 4/28/2017 (unaudited)	13.11	0.10	1.27	1.37	(0.13)	(0.14)
Year Ended 10/31/2016	13.73	0.13	0.15	0.28	(0.09)	(0.81)
Year Ended 10/31/2015	14.17	0.11	0.20	0.31	(0.15)	(0.60)
Year Ended 10/31/2014	13.69	0.12	0.97	1.09	(0.16)	(0.45)
Year Ended 10/31/2013	11.64	0.15	2.16	2.31	(0.17)	(0.09)
Year Ended 10/31/2012	10.83	0.11	0.84	0.95	(0.14)	–

Class S Shares
Period Ended 4/28/2017 (unaudited)	13.23	0.10	1.30	1.40	(0.17)	(0.14)
Year Ended 10/31/2016	13.86	0.14	0.18	0.32	(0.14)	(0.81)
Year Ended 10/31/2015	14.29	0.16	0.21	0.37	(0.20)	(0.60)
Year Ended 10/31/2014	13.79	0.17	0.98	1.15	(0.20)	(0.45)
Year Ended 10/31/2013	11.73	0.20	2.17	2.37	(0.22)	(0.09)
Year Ended 10/31/2012	10.92	0.16	0.83	0.99	(0.18)	–
MODERATE ALLOCATION FUND
Class A Shares
Period Ended 4/28/2017 (unaudited)	12.52	0.10	0.82	0.92	(0.10)	(0.08)
Year Ended 10/31/2016	12.90	0.16	0.20	0.36	(0.15)	(0.59)
Year Ended 10/31/2015	13.26	0.16	0.08	0.24	(0.18)	(0.42)
Year Ended 10/31/2014	12.88	0.17	0.73	0.90	(0.20)	(0.32)
Year Ended 10/31/2013	11.55	0.18	1.48	1.66	(0.19)	(0.14)
Year Ended 10/31/2012	10.80	0.16	0.77	0.93	(0.17)	(0.01)

Class S Shares
Period Ended 4/28/2017 (unaudited)	12.55	0.12	0.82	0.94	(0.12)	(0.08)
Year Ended 10/31/2016	12.94	0.19	0.20	0.39	(0.19)	(0.59)
Year Ended 10/31/2015	13.29	0.21	0.08	0.29	(0.22)	(0.42)
Year Ended 10/31/2014	12.91	0.21	0.73	0.94	(0.24)	(0.32)
Year Ended 10/31/2013	11.57	0.22	1.49	1.71	(0.23)	(0.14)
Year Ended 10/31/2012	10.82	0.20	0.77	0.97	(0.21)	(0.01)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.13)	$14.74	13.52%	$820.8	0.93%	0.82%	1.20%	0.56%	35%
(1.09)	13.11	1.34%	730.0	0.94%	0.50%	1.21%	0.23%	58%***
(1.09)	14.05	2.78%	732.0	0.92%	0.23%	0.96%	0.19%	51%
(0.64)	14.77	9.34%	687.6	0.81%	0.30%	0.81%	0.30%	51%
(0.19)	14.15	24.64%	612.4	0.81%	0.52%	0.82%	0.51%	44%
(0.05)	11.54	8.42%	494.3	0.82%	0.33%	0.86%	0.29%	66%

(0.18)	14.87	13.69%	185.0	0.62%	1.11%	0.88%	0.84%	35%
(1.15)	13.25	1.76%	140.9	0.56%	0.86%	0.83%	0.59%	58%***
(1.15)	14.19	3.21%	120.3	0.49%	0.65%	0.54%	0.61%	51%
(0.70)	14.90	9.73%	112.3	0.41%	0.70%	0.41%	0.70%	51%
(0.24)	14.27	25.11%	94.6	0.40%	0.96%	0.40%	0.96%	44%
(0.09)	11.64	8.94%	81.2	0.42%	0.73%	0.42%	0.73%	66%

(0.27)	14.21	10.58%	1,982.8	0.81%	1.42%	1.09%	1.15%	58%
(0.90)	13.11	2.36%	1,809.6	0.82%	1.01%	1.10%	0.73%	94%***
(0.75)	13.73	2.34%	1,814.6	0.81%	0.81%	0.85%	0.76%	66%
(0.61)	14.17	8.29%	1,746.7	0.76%	0.85%	0.76%	0.85%	61%
(0.26)	13.69	20.28%	1,558.9	0.72%	1.15%	0.74%	1.13%	51%
(0.14)	11.64	8.92%	1,268.2	0.77%	0.99%	0.77%	0.99%	78%

(0.31)	14.32	10.75%	291.1	0.55%	1.62%	0.83%	1.35%	58%
(0.95)	13.23	2.66%	191.0	0.49%	1.28%	0.77%	1.00%	94%***
(0.80)	13.86	2.75%	125.5	0.42%	1.19%	0.47%	1.14%	66%
(0.65)	14.29	8.73%	120.3	0.39%	1.22%	0.39%	1.22%	61%
(0.31)	13.79	20.66%	107.5	0.35%	1.50%	0.35%	1.50%	51%
(0.18)	11.73	9.29%	90.2	0.37%	1.39%	0.37%	1.39%	78%

(0.18)	13.26	7.42%	1,784.8	0.80%	1.64%	1.02%	1.43%	87%
(0.74)	12.52	3.06%	1,682.9	0.81%	1.31%	1.02%	1.10%	147%***
(0.60)	12.90	1.93%	1,706.5	0.76%	1.25%	0.81%	1.21%	107%
(0.52)	13.26	7.22%	1,683.8	0.72%	1.29%	0.72%	1.29%	73%
(0.33)	12.88	14.74%	1,541.3	0.68%	1.51%	0.70%	1.48%	85%
(0.18)	11.55	8.68%	1,316.5	0.71%	1.47%	0.71%	1.47%	94%

(0.20)	13.29	7.55%	268.2	0.53%	1.89%	0.75%	1.67%	87%
(0.78)	12.55	3.31%	179.0	0.49%	1.56%	0.71%	1.35%	147%***
(0.64)	12.94	2.36%	108.3	0.41%	1.60%	0.46%	1.55%	107%
(0.56)	13.29	7.56%	89.0	0.38%	1.62%	0.38%	1.62%	73%
(0.37)	12.91	15.18%	75.2	0.35%	1.83%	0.35%	1.83%	85%
(0.22)	11.57	9.05%	66.0	0.35%	1.83%	0.35%	1.83%	94%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result In a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Aggressive Allocation Fund was 57%, for Moderately Aggressive Allocation Fund was 90% and for Moderate Allocation Fund was 138%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MODERATELY CONSERVATIVE ALLOCATION FUND
Class A Shares
Period Ended 4/28/2017 (unaudited)	$11.78	$0.11	$0.42	$0.53	$(0.11)	$(0.10)
Year Ended 10/31/2016	11.88	0.20	0.21	0.41	(0.18)	(0.33)
Year Ended 10/31/2015	12.19	0.18	(0.03)	0.15	(0.20)	(0.26)
Year Ended 10/31/2014	11.98	0.20	0.48	0.68	(0.21)	(0.26)
Year Ended 10/31/2013	11.34	0.20	0.83	1.03	(0.20)	(0.19)
Year Ended 10/31/2012	10.75	0.19	0.65	0.84	(0.19)	(0.06)

Class S Shares
Period Ended 4/28/2017 (unaudited)	11.82	0.13	0.41	0.54	(0.13)	(0.10)
Year Ended 10/31/2016	11.91	0.22	0.24	0.46	(0.22)	(0.33)
Year Ended 10/31/2015	12.22	0.23	(0.04)	0.19	(0.24)	(0.26)
Year Ended 10/31/2014	12.01	0.24	0.48	0.72	(0.25)	(0.26)
Year Ended 10/31/2013	11.37	0.23	0.83	1.06	(0.23)	(0.19)
Year Ended 10/31/2012	10.78	0.22	0.65	0.87	(0.22)	(0.06)
BALANCED INCOME PLUS FUND
Class A Shares
Period Ended 4/28/2017 (unaudited)	12.22	0.14	0.58	0.72	(0.13)	–
Year Ended 10/31/2016	12.80	0.30	0.03	0.33	(0.29)	(0.62)
Year Ended 10/31/2015	13.43	0.31	(0.04)	0.27	(0.29)	(0.61)
Year Ended 10/31/2014	14.21	0.24	0.72	0.96	(0.22)	(1.52)
Year Ended 10/31/2013	12.63	0.14	2.24	2.38	(0.15)	(0.65)
Year Ended 10/31/2012	12.11	0.13	0.83	0.96	(0.13)	(0.31)

Class S Shares
Period Ended 4/28/2017 (unaudited)	12.20	0.16	0.58	0.74	(0.15)	–
Year Ended 10/31/2016	12.77	0.34	0.04	0.38	(0.33)	(0.62)
Year Ended 10/31/2015	13.40	0.36	(0.03)	0.33	(0.35)	(0.61)
Year Ended 10/31/2014	14.19	0.30	0.70	1.00	(0.27)	(1.52)
Year Ended 10/31/2013	12.61	0.20	2.24	2.44	(0.20)	(0.66)
Year Ended 10/31/2012	12.09	0.19	0.82	1.01	(0.18)	(0.31)
OPPORTUNITY INCOME PLUS FUND
Class A Shares
Period Ended 4/28/2017 (unaudited)	10.23	0.16	0.05	0.21	(0.17)	–
Year Ended 10/31/2016	10.05	0.36	0.19	0.55	(0.37)	–
Year Ended 10/31/2015	10.38	0.38	(0.33)	0.05	(0.38)	–
Year Ended 10/31/2014	10.32	0.36	0.06	0.42	(0.36)	–
Year Ended 10/31/2013	10.70	0.26	(0.39)	(0.13)	(0.25)	–
Year Ended 10/31/2012	10.19	0.26	0.50	0.76	(0.25)	–

Class S Shares
Period Ended 4/28/2017 (unaudited)	10.23	0.17	0.05	0.22	(0.18)	–
Year Ended 10/31/2016	10.05	0.39	0.18	0.57	(0.39)	–
Year Ended 10/31/2015	10.38	0.40	(0.33)	0.07	(0.40)	–
Year Ended 10/31/2014	10.32	0.39	0.05	0.44	(0.38)	–
Year Ended 10/31/2013	10.71	0.29	(0.40)	(0.11)	(0.28)	–
Year Ended 10/31/2012	10.19	0.30	0.51	0.81	(0.29)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment lncome/(Loss)	Expenses	Net Investment lncome/(Loss)	Portfolio Turnover Rate

$(0.21)	$12.10	4.61%	$712.8	0.84%	1.92%	0.99%	1.77%	112%
(0.51)	11.78	3.65%	703.3	0.84%	1.69%	0.99%	1.54%	196%***
(0.46)	11.88	1.32%	716.6	0.80%	1.54%	0.83%	1.52%	187%
(0.47)	12.19	5.86%	731.4	0.77%	1.64%	0.77%	1.64%	140%
(0.39)	11.98	9.32%	701.3	0.71%	1.70%	0.75%	1.67%	166%
(0.25)	11.34	7.92%	632.9	0.75%	1.70%	0.75%	1.70%	145%

(0.23)	12.13	4.66%	102.8	0.56%	2.18%	0.72%	2.02%	112%
(0.55)	11.82	4.05%	69.4	0.53%	1.95%	0.69%	1.80%	196%***
(0.50)	11.91	1.66%	37.5	0.46%	1.87%	0.49%	1.84%	187%
(0.51)	12.22	6.20%	32.3	0.44%	1.97%	0.44%	1.97%	140%
(0.42)	12.01	9.62%	31.7	0.41%	2.01%	0.41%	2.01%	166%
(0.28)	11.37	8.26%	28.0	0.41%	2.03%	0.41%	2.03%	145%

(0.13)	12.81	5.89%	243.6	1.07%	2.35%	1.07%	2.35%	81%
(0.91)	12.22	2.83%	231.8	1.07%	2.52%	1.07%	2.52%	125%***
(0.90)	12.80	2.18%	232.8	1.06%	2.38%	1.06%	2.38%	148%
(1.74)	13.43	7.60%	222.1	1.06%	1.85%	1.06%	1.85%	124%
(0.80)	14.21	19.95%	167.8	1.09%	1.08%	1.10%	1.08%	236%
(0.44)	12.63	8.22%	141.0	1.11%	1.06%	1.12%	1.06%	197%

(0.15)	12.79	6.08%	80.1	0.73%	2.70%	0.73%	2.70%	81%
(0.95)	12.20	3.30%	65.6	0.70%	2.88%	0.70%	2.88%	125%***
(0.96)	12.77	2.58%	54.4	0.67%	2.77%	0.67%	2.77%	148%
(1.79)	13.40	7.95%	54.9	0.66%	2.24%	0.66%	2.24%	124%
(0.86)	14.19	20.49%	54.7	0.66%	1.52%	0.67%	1.51%	236%
(0.49)	12.61	8.72%	49.9	0.66%	1.52%	0.67%	1.51%	197%

(0.17)	10.27	2.06%	262.1	0.90%	3.25%	0.92%	3.23%	101%
(0.37)	10.23	5.60%	258.4	0.89%	3.65%	0.92%	3.62%	156%***
(0.38)	10.05	0.47%	265.3	0.85%	3.70%	0.94%	3.61%	165%
(0.36)	10.38	4.13%	271.1	0.85%	3.48%	0.95%	3.38%	169%
(0.25)	10.32	(1.26)%	228.4	0.85%	2.42%	0.94%	2.33%	387%
(0.25)	10.70	7.59%	249.2	0.85%	2.53%	0.94%	2.44%	355%

(0.18)	10.27	2.17%	219.9	0.67%	3.48%	0.67%	3.48%	101%
(0.39)	10.23	5.84%	178.2	0.66%	3.88%	0.66%	3.88%	156%***
(0.40)	10.05	0.69%	142.0	0.63%	3.92%	0.63%	3.92%	165%
(0.38)	10.38	4.35%	113.1	0.64%	3.72%	0.64%	3.72%	169%
(0.28)	10.32	(1.04)%	24.8	0.53%	2.58%	0.55%	2.56%	387%
(0.29)	10.71	8.03%	37.0	0.53%	2.93%	0.54%	2.91%	355%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Moderately Conservative Allocation Fund was 181%, for Balanced Income Plus Fund was 120% and for Opportunity Income Plus Fund was 147%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment lncome/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER EMERGING MARKETS EQUITY FUND
Class A Shares
Period Ended 4/28/2017 (unaudited)	$8.44	$ –	$0.49	$0.49	$(0.04)	$ –
Year Ended 10/31/2016	7.66	0.06	0.80	0.86	(0.08)	–
Year Ended 10/31/2015	9.45	0.08	(1.74)	(1.66)	(0.13)	–
Year Ended 10/31/2014	10.51	0.14	(1.10)	(0.96)	(0.10)	–
Year Ended 10/31/2013	10.27	0.08	0.26	0.34	–	(0.10)
Year Ended 10/31/2012(c)	10.00	0.01	0.26	0.27	–	–

Class S Shares
Period Ended 4/28/2017 (unaudited)	8.39	0.01	0.49	0.50	(0.08)	–
Year Ended 10/31/2016	7.63	0.03	0.84	0.87	(0.11)	–
Year Ended 10/31/2015	9.47	0.12	(1.75)	(1.63)	(0.21)	–
Year Ended 10/31/2014	10.55	0.23	(1.16)	(0.93)	(0.15)	–
Year Ended 10/31/2013	10.27	0.12	0.26	0.38	–	(0.10)
Year Ended 10/31/2012(c)	10.00	0.02	0.25	0.27	–	–
SMALL CAP STOCK FUND
Class A Shares
Period Ended 4/28/2017 (unaudited)	17.53	(0.02)	3.97	3.95	(0.03)	(0.86)
Year Ended 10/31/2016	18.15	0.04	0.88	0.92	–	(1.54)
Year Ended 10/31/2015	20.12	0.08	0.14	0.22	–	(2.19)
Year Ended 10/31/2014	18.52	(0.05)	1.80	1.75	–	(0.15)
Year Ended 10/31/2013	14.28	(0.05)	4.29	4.24	–	–
Year Ended 10/31/2012	13.35	(0.06)	0.99	0.93	–	–

Class S Shares
Period Ended 4/28/2017 (unaudited)	20.68	(0.03)	4.74	4.71	(0.10)	(0.86)
Year Ended 10/31/2016	21.10	0.01	1.15	1.16	(0.04)	(1.54)
Year Ended 10/31/2015	22.92	0.01	0.36	0.37	–	(2.19)
Year Ended 10/31/2014	20.98	0.05	2.04	2.09	–	(0.15)
Year Ended 10/31/2013	16.09	0.09	4.80	4.89	–	–
Year Ended 10/31/2012	14.96	0.05	1.08	1.13	–	–
MID CAP STOCK FUND
Class A Shares
Period Ended 4/28/2017 (unaudited)	21.63	(0.02)	3.90	3.88	(0.02)	(0.97)
Year Ended 10/31/2016	21.61	0.02	2.44	2.46	(0.03)	(2.41)
Year Ended 10/31/2015	23.55	(0.07)	0.82	0.75	(0.05)	(2.64)
Year Ended 10/31/2014	20.38	0.07	3.10	3.17	–	–
Year Ended 10/31/2013	15.34	0.01	5.03	5.04	–	–
Year Ended 10/31/2012	14.30	(0.01)	1.05	1.04	–	–

Class S Shares
Period Ended 4/28/2017 (unaudited)	24.00	(0.03)	4.39	4.36	(0.10)	(0.97)
Year Ended 10/31/2016	23.69	0.02	2.79	2.81	(0.09)	(2.41)
Year Ended 10/31/2015	25.54	0.47	0.45	0.92	(0.13)	(2.64)
Year Ended 10/31/2014	22.09	0.22	3.31	3.53	(0.08)	–
Year Ended 10/31/2013	16.63	0.10	5.43	5.53	(0.07)	–
Year Ended 10/31/2012	15.43	0.07	1.13	1.20	–	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since fund inception, August 31, 2012.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment lncome/(Loss)	Expenses	Net Investment lncome/(Loss)	Portfolio Turnover Rate

$(0.04)	$8.89	5.86%	$8.4	1.65%	0.00%	3.41%	(1.75)%	14%
(0.08)	8.44	11.36%	9.8	1.65%	0.75%	3.57%	(1.17)%	11%
(0.13)	7.66	(17.75)%	9.6	1.65%	0.85%	3.46%	(0.95)%	117%
(0.10)	9.45	(9.17)%	12.8	1.67%	1.32%	3.23%	(0.25)%	69%
(0.10)	10.51	3.26%	14.6	1.64%	0.81%	3.41%	(0.96)%	103%
–	10.27	2.70%	14.4	1.61%	0.60%	3.02%	(0.81)%	33%

(0.08)	8.81	6.05%	4.4	1.32%	0.53%	3.28%	(1.43)%	14%
(0.11)	8.39	11.67%	1.0	1.32%	0.94%	3.56%	(1.30)%	11%
(0.21)	7.63	(17.53)%	0.3	1.32%	1.14%	3.05%	(0.58)%	117%
(0.15)	9.47	(8.90)%	0.6	1.32%	1.64%	2.90%	0.06%	69%
(0.10)	10.55	3.65%	1.0	1.32%	1.12%	3.14%	(0.70)%	103%
–	10.27	2.70%	1.0	1.32%	0.89%	2.75%	(0.54)%	33%

(0.89)	20.59	22.85%	398.4	1.17%	(0.25)%	1.17%	(0.25)%	31%
(1.54)	17.53	5.72%	331.4	1.21%	0.23%	1.21%	0.23%	58%
(2.19)	18.15	1.32%	342.6	1.23%	(0.01)%	1.23%	(0.01)%	70%
(0.15)	20.12	9.48%	259.8	1.25%	(0.15)%	1.25%	(0.15)%	56%
–	18.52	29.69%	255.6	1.29%	(0.16)%	1.29%	(0.16)%	66%
–	14.28	6.97%	216.6	1.33%	(0.31)%	1.33%	(0.31)%	91%

(0.96)	24.43	23.05%	147.0	0.80%	0.12%	0.80%	0.12%	31%
(1.58)	20.68	6.12%	115.1	0.80%	0.64%	0.80%	0.64%	58%
(2.19)	21.10	1.86%	100.4	0.75%	0.47%	0.75%	0.47%	70%
(0.15)	22.92	10.00%	90.8	0.75%	0.35%	0.75%	0.35%	56%
–	20.98	30.39%	80.2	0.76%	0.36%	0.76%	0.36%	66%
–	16.09	7.55%	63.4	0.77%	0.26%	0.77%	0.26%	91%

(0.99)	24.52	18.15%	1,155.1	1.06%	(0.17)%	1.06%	(0.17)%	14%
(2.44)	21.63	12.93%	1,005.1	1.09%	0.09%	1.09%	0.09%	22%***
(2.69)	21.61	3.60%	963.3	1.09%	0.10%	1.11%	0.09%	56%
–	23.55	15.55%	678.2	1.11%	0.30%	1.11%	0.30%	27%
–	20.38	32.86%	625.4	1.15%	0.07%	1.15%	0.07%	39%
–	15.34	7.27%	517.5	1.18%	(0.08)%	1.18%	(0.08)%	36%

(1.07)	27.29	18.35%	433.0	0.72%	0.16%	0.72%	0.16%	14%
(2.50)	24.00	13.36%	337.7	0.72%	0.47%	0.72%	0.47%	22%***
(2.77)	23.69	4.05%	286.6	0.69%	0.51%	0.70%	0.50%	56%
(0.08)	25.54	16.01%	264.0	0.71%	0.70%	0.71%	0.70%	27%
(0.07)	22.09	33.41%	290.0	0.71%	0.50%	0.71%	0.50%	39%
–	16.63	7.78%	220.4	0.72%	0.38%	0.72%	0.38%	36%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Mid Cap Stock Fund was 21%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment lncome/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER WORLDWIDE ALLOCATION FUND
Class A Shares
Period Ended 4/28/2017 (unaudited)	$9.65	$0.09	$0.79	$0.88	$(0.19)	$–
Year Ended 10/31/2016	9.62	0.21	–	0.21	(0.18)	–
Year Ended 10/31/2015	10.03	0.16	(0.37)	(0.21)	(0.20)	–
Year Ended 10/31/2014	10.29	0.16	(0.25)	(0.09)	(0.17)	–
Year Ended 10/31/2013	8.73	0.16	1.58	1.74	(0.18)	–
Year Ended 10/31/2012	8.30	0.19	0.32	0.51	(0.08)	–

Class S Shares
Period Ended 4/28/2017 (unaudited)	9.71	0.10	0.81	0.91	(0.23)	–
Year Ended 10/31/2016	9.69	0.22	0.02	0.24	(0.22)	–
Year Ended 10/31/2015	10.11	0.20	(0.38)	(0.18)	(0.24)	–
Year Ended 10/31/2014	10.36	0.21	(0.25)	(0.04)	(0.21)	–
Year Ended 10/31/2013	8.79	0.19	1.59	1.78	(0.21)	–
Year Ended 10/31/2012	8.34	0.19	0.35	0.54	(0.09)	–
LARGE CAP STOCK FUND
Class A Shares
Period Ended 4/28/2017 (unaudited)	24.77	0.15	2.93	3.08	(0.29)	(0.70)
Year Ended 10/31/2016	26.32	0.26	(0.66)	(0.40)	(0.24)	(0.91)
Year Ended 10/31/2015	27.75	0.24	0.90	1.14	(0.24)	(2.33)
Year Ended 10/31/2014	27.54	0.22	2.57	2.79	(0.10)	(2.48)
Year Ended 10/31/2013	23.64	0.19	5.24	5.43	(0.25)	(1.28)
Year Ended 10/31/2012	21.30	0.20	2.29	2.49	(0.15)	–

Class S Shares
Period Ended 4/28/2017 (unaudited)	25.01	0.20	2.94	3.14	(0.38)	(0.70)
Year Ended 10/31/2016	26.57	0.32	(0.62)	(0.30)	(0.35)	(0.91)
Year Ended 10/31/2015	27.99	0.39	0.86	1.25	(0.34)	(2.33)
Year Ended 10/31/2014	27.75	0.35	2.58	2.93	(0.21)	(2.48)
Year Ended 10/31/2013	23.82	0.30	5.27	5.57	(0.36)	(1.28)
Year Ended 10/31/2012	21.48	0.30	2.30	2.60	(0.26)	–
LARGE CAP GROWTH FUND
Class A Shares
Period Ended 4/28/2017 (unaudited)	8.23	(0.02)	1.12	1.10	–	(0.05)
Year Ended 10/31/2016	9.12	(0.03)	(0.36)	(0.39)	–	(0.50)
Year Ended 10/31/2015	8.31	(0.02)	0.97	0.95	–	(0.14)
Year Ended 10/31/2014	7.10	(0.02)	1.23	1.21	–	–
Year Ended 10/31/2013	5.48	0.01	1.63	1.64	(0.02)	–
Year Ended 10/31/2012	4.92	0.01	0.55	0.56	–	–

Class S Shares
Period Ended 4/28/2017 (unaudited)	8.99	–	1.23	1.23	–	(0.05)
Year Ended 10/31/2016	9.89	0.01	(0.41)	(0.40)	–	(0.50)
Year Ended 10/31/2015	8.96	–	1.07	1.07	–	(0.14)
Year Ended 10/31/2014	7.65	0.01	1.33	1.34	(0.03)	–
Year Ended 10/31/2013	5.91	0.04	1.74	1.78	(0.04)	–
Year Ended 10/31/2012	5.28	0.03	0.60	0.63	–	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.19)	$10.34	9.40%	$148.1	1.37%	1.74%	1.59%	1.52%	50%
(0.18)	9.65	2.21%	141.3	1.40%	1.82%	1.58%	1.64%	108%	***
(0.20)	9.62	(2.14)%	167.3	1.40%	1.61%	1.57%	1.44%	68%
(0.17)	10.03	(0.89)%	178.2	1.40%	1.57%	1.55%	1.41%	77%
(0.18)	10.29	20.26%	181.6	1.37%	1.60%	1.60%	1.37%	74%
(0.08)	8.73	6.20%	159.5	1.30%	2.02%	1.61%	1.71%	57%

(0.23)	10.39	9.57%	677.1	0.98%	2.14%	1.02%	2.11%	50%
(0.22)	9.71	2.60%	615.9	1.00%	2.24%	1.00%	2.24%	108%	***
(0.24)	9.69	(1.77)%	640.3	0.98%	2.04%	0.99%	2.03%	68%
(0.21)	10.11	(0.40)%	651.9	0.97%	1.99%	0.99%	1.98%	77%
(0.21)	10.36	20.64%	671.5	0.98%	1.99%	0.98%	1.99%	74%
(0.09)	8.79	6.58%	544.6	0.98%	2.31%	0.98%	2.31%	57%

(0.99)	26.86	12.75%	1,516.2	1.02%	1.21%	1.02%	1.21%	43%
(1.15)	24.77	(1.48)%	1,399.8	1.03%	1.03%	1.03%	1.03%	64%	***
(2.57)	26.32	4.59%	1,560.0	1.02%	0.99%	1.02%	0.99%	52%
(2.58)	27.75	11.06%	1,594.0	1.02%	0.82%	1.02%	0.82%	65%
(1.53)	27.54	24.57%	1,556.5	1.05%	0.81%	1.05%	0.81%	66%
(0.15)	23.64	11.75%	1,382.5	1.09%	0.84%	1.09%	0.84%	124%

(1.08)	27.07	12.92%	235.3	0.65%	1.59%	0.65%	1.59%	43%
(1.26)	25.01	(1.08)%	203.7	0.64%	1.42%	0.64%	1.42%	64%	***
(2.67)	26.57	5.02%	187.8	0.61%	1.40%	0.61%	1.40%	52%
(2.69)	27.99	11.53%	174.2	0.61%	1.24%	0.61%	1.24%	65%
(1.64)	27.75	25.10%	192.8	0.61%	1.25%	0.61%	1.25%	66%
(0.26)	23.82	12.27%	170.3	0.62%	1.30%	0.62%	1.30%	124%

(0.05)	9.28	13.42%	194.0	1.20%	(0.28)%	1.27%	(0.35)%	40%
(0.50)	8.23	(4.52)%	178.8	1.20%	(0.25)%	1.28%	(0.33)%	68%	***
(0.14)	9.12	11.61%	218.8	1.20%	(0.35)%	1.30%	(0.45)%	64%
–	8.31	17.10%	183.6	1.20%	(0.25)%	1.34%	(0.38)%	45%
(0.02)	7.10	29.99%	157.0	1.20%	0.14%	1.41%	(0.07)%	63%
–	5.48	11.38%	125.0	1.20%	0.19%	1.48%	(0.09)%	101%

(0.05)	10.17	13.73%	588.8	0.83%	0.09%	0.83%	0.09%	40%
(0.50)	8.99	(4.26)%	510.1	0.82%	0.12%	0.82%	0.12%	68%	***
(0.14)	9.89	12.12%	509.3	0.81%	0.03%	0.81%	0.03%	64%
(0.03)	8.96	17.53%	338.3	0.81%	0.14%	0.81%	0.14%	45%
(0.04)	7.65	30.30%	286.9	0.82%	0.52%	0.82%	0.52%	63%
–	5.91	11.94%	224.9	0.83%	0.57%	0.83%	0.57%	101%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Partner Worldwide Allocation Fund was 107%, Large Cap Stock Fund was 62%, and Large Cap Growth Fund was 67%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LARGE CAP VALUE FUND
Class A Shares
Period Ended 4/28/2017 (unaudited)	$19.42	$0.14	$2.54	$2.68	$(0.24)	$(0.65)
Year Ended 10/31/2016	19.99	0.30	0.39	0.69	(0.19)	(1.07)
Year Ended 10/31/2015	20.65	0.22	0.01	0.23	(0.19)	(0.70)
Year Ended 10/31/2014	18.60	0.20	2.02	2.22	(0.17)	–
Year Ended 10/31/2013	14.66	0.22	3.96	4.18	(0.24)	–
Year Ended 10/31/2012	12.94	0.22	1.67	1.89	(0.17)	–

Class S Shares
Period Ended 4/28/2017 (unaudited)	19.56	0.18	2.57	2.75	(0.32)	(0.65)
Year Ended 10/31/2016	20.14	0.32	0.46	0.78	(0.29)	(1.07)
Year Ended 10/31/2015	20.80	0.30	0.01	0.31	(0.27)	(0.70)
Year Ended 10/31/2014	18.73	0.29	2.03	2.32	(0.25)	–
Year Ended 10/31/2013	14.76	0.29	3.99	4.28	(0.31)	–
Year Ended 10/31/2012	13.04	0.27	1.70	1.97	(0.25)	–
LOW VOLATILITY EQUITY FUND
Class S Shares
Period Ended 4/28/2017 (unaudited)(c)	10.00	0.03	0.12	0.15	–	–
HIGH YIELD FUND
Class A Shares
Period Ended 4/28/2017 (unaudited)	4.76	0.13	0.10	0.23	(0.12)	–
Year Ended 10/31/2016	4.74	0.25	0.02	0.27	(0.25)	–
Year Ended 10/31/2015	5.04	0.26	(0.30)	(0.04)	(0.26)	–
Year Ended 10/31/2014	5.09	0.29	(0.05)	0.24	(0.29)	–
Year Ended 10/31/2013	5.01	0.31	0.07	0.38	(0.30)	–
Year Ended 10/31/2012	4.71	0.34	0.30	0.64	(0.34)	–

Class S Shares
Period Ended 4/28/2017 (unaudited)	4.76	0.13	0.11	0.24	(0.13)	–
Year Ended 10/31/2016	4.74	0.26	0.03	0.29	(0.27)	–
Year Ended 10/31/2015	5.05	0.28	(0.31)	(0.03)	(0.28)	–
Year Ended 10/31/2014	5.10	0.30	(0.05)	0.25	(0.30)	–
Year Ended 10/31/2013	5.01	0.32	0.09	0.41	(0.32)	–
Year Ended 10/31/2012	4.72	0.35	0.29	0.64	(0.35)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since fund inception, February 28, 2017.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.89)	$21.21	13.93%	$221.7	0.92%	1.41%	0.92%	1.41%	11%
(1.26)	19.42	3.86%	198.6	0.93%	1.34%	0.93%	1.34%	22%
(0.89)	19.99	1.14%	231.1	0.94%	1.08%	0.94%	1.08%	31%
(0.17)	20.65	12.00%	237.1	0.94%	1.00%	0.94%	1.00%	24%
(0.24)	18.60	28.92%	214.6	0.98%	1.25%	0.98%	1.25%	39%
(0.17)	14.66	14.82%	171.1	1.04%	1.42%	1.04%	1.42%	92%

(0.97)	21.34	14.18%	705.9	0.53%	1.80%	0.53%	1.80%	11%
(1.36)	19.56	4.29%	618.7	0.53%	1.73%	0.53%	1.73%	22%
(0.97)	20.14	1.55%	580.9	0.52%	1.50%	0.52%	1.50%	31%
(0.25)	20.80	12.47%	562.0	0.52%	1.42%	0.52%	1.42%	24%
(0.31)	18.73	29.57%	508.9	0.52%	1.72%	0.52%	1.72%	39%
(0.25)	14.76	15.37%	403.0	0.53%	1.92%	0.53%	1.92%	92%

–	10.15	1.50%	5.6	1.20%	1.92%	4.43%	(1.31)%	17%

(0.12)	4.87	4.97%	478.9	0.81%	5.33%	0.81%	5.33%	25%
(0.25)	4.76	6.05%	471.5	0.81%	5.42%	0.81%	5.42%	43%	***
(0.26)	4.74	(0.77)%	489.2	0.81%	5.39%	0.81%	5.39%	38%
(0.29)	5.04	4.72%	540.1	0.80%	5.59%	0.80%	5.59%	43%
(0.30)	5.09	7.85%	540.0	0.81%	6.03%	0.81%	6.03%	61%
(0.34)	5.01	13.96%	520.0	0.82%	6.95%	0.82%	6.95%	52%

(0.13)	4.87	5.09%	236.1	0.56%	5.58%	0.56%	5.58%	25%
(0.27)	4.76	6.34%	232.2	0.55%	5.68%	0.55%	5.68%	43%	***
(0.28)	4.74	(0.66)%	235.9	0.50%	5.69%	0.50%	5.69%	38%
(0.30)	5.05	5.05%	246.2	0.49%	5.90%	0.49%	5.90%	43%
(0.32)	5.10	8.42%	240.7	0.48%	6.36%	0.48%	6.36%	61%
(0.35)	5.01	14.12%	285.7	0.47%	7.30%	0.47%	7.30%	52%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for High Yield Fund was 42%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
INCOME FUND
Class A Shares
Period Ended 4/28/2017 (unaudited)	$9.26	$0.14	$(0.11)	$0.03	$(0.14)	$(0.01)
Year Ended 10/31/2016	9.01	0.29	0.29	0.58	(0.29)	(0.04)
Year Ended 10/31/2015	9.29	0.30	(0.24)	0.06	(0.30)	(0.04)
Year Ended 10/31/2014	9.09	0.32	0.20	0.52	(0.32)	–
Year Ended 10/31/2013	9.38	0.31	(0.29)	0.02	(0.31)	–
Year Ended 10/31/2012	8.77	0.33	0.61	0.94	(0.33)	–

Class S Shares
Period Ended 4/28/2017 (unaudited)	9.25	0.15	(0.10)	0.05	(0.15)	(0.01)
Year Ended 10/31/2016	9.00	0.32	0.29	0.61	(0.32)	(0.04)
Year Ended 10/31/2015	9.29	0.34	(0.26)	0.08	(0.33)	(0.04)
Year Ended 10/31/2014	9.08	0.35	0.21	0.56	(0.35)	–
Year Ended 10/31/2013	9.37	0.35	(0.30)	0.05	(0.34)	–
Year Ended 10/31/2012	8.76	0.37	0.60	0.97	(0.36)	–
MUNICIPAL BOND FUND
Class A Shares
Period Ended 4/28/2017 (unaudited)	11.65	0.19	(0.30)	(0.11)	(0.19)	–
Year Ended 10/31/2016	11.60	0.39	0.05	0.44	(0.39)	–
Year Ended 10/31/2015	11.68	0.40	(0.08)	0.32	(0.40)	–
Year Ended 10/31/2014	11.18	0.42	0.50	0.92	(0.42)	–
Year Ended 10/31/2013	11.93	0.42	(0.74)	(0.32)	(0.42)	(0.01)
Year Ended 10/31/2012	11.30	0.44	0.63	1.07	(0.44)	–

Class S Shares
Period Ended 4/28/2017 (unaudited)	11.65	0.20	(0.30)	(0.10)	(0.20)	–
Year Ended 10/31/2016	11.60	0.41	0.06	0.47	(0.42)	–
Year Ended 10/31/2015	11.68	0.43	(0.08)	0.35	(0.43)	–
Year Ended 10/31/2014	11.18	0.44	0.50	0.94	(0.44)	–
Year Ended 10/31/2013	11.93	0.45	(0.74)	(0.29)	(0.45)	(0.01)
Year Ended 10/31/2012	11.30	0.47	0.63	1.10	(0.47)	–
GOVERNMENT BOND FUND
Class A Shares
Period Ended 4/28/2017 (unaudited)	10.14	0.07	(0.19)	(0.12)	(0.07)	(0.02)
Year Ended 10/31/2016	10.12	0.12	0.21	0.33	(0.12)	(0.19)
Year Ended 10/31/2015	10.05	0.09	0.09	0.18	(0.08)	(0.03)
Year Ended 10/31/2014	10.02	0.11	0.14	0.25	(0.11)	(0.11)
Year Ended 10/31/2013	10.76	0.07	(0.33)	(0.26)	(0.08)	(0.40)
Year Ended 10/31/2012	10.69	0.11	0.32	0.43	(0.11)	(0.25)

Class S Shares
Period Ended 4/28/2017 (unaudited)	10.14	0.07	(0.18)	(0.11)	(0.07)	(0.02)
Year Ended 10/31/2016	10.12	0.12	0.22	0.34	(0.13)	(0.19)
Year Ended 10/31/2015	10.05	0.12	0.10	0.22	(0.12)	(0.03)
Year Ended 10/31/2014	10.02	0.14	0.14	0.28	(0.14)	(0.11)
Year Ended 10/31/2013	10.76	0.11	(0.34)	(0.23)	(0.11)	(0.40)
Year Ended 10/31/2012	10.69	0.14	0.32	0.46	(0.14)	(0.25)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment lncome/(Loss)	Expenses	Net Investment lncome/(Loss)	Portfolio Turnover Rate

$(0.15)	$9.14	0.37%	$345.6	0.77%	3.10%	0.77%	3.10%	53%
(0.33)	9.26	6.62%	359.3	0.77%	3.20%	0.77%	3.20%	107%	***
(0.34)	9.01	0.65%	370.0	0.77%	3.29%	0.77%	3.29%	92%
(0.32)	9.29	5.79%	400.5	0.77%	3.47%	0.77%	3.47%	97%
(0.31)	9.09	0.23%	419.5	0.77%	3.40%	0.77%	3.40%	121%
(0.33)	9.38	10.92%	448.0	0.77%	3.69%	0.77%	3.69%	117%

(0.16)	9.14	0.64%	475.3	0.45%	3.43%	0.45%	3.43%	53%
(0.36)	9.25	6.97%	462.9	0.44%	3.53%	0.44%	3.53%	107%	***
(0.37)	9.00	0.90%	429.9	0.41%	3.66%	0.41%	3.66%	92%
(0.35)	9.29	6.29%	438.1	0.40%	3.83%	0.40%	3.83%	97%
(0.34)	9.08	0.60%	403.3	0.40%	3.77%	0.40%	3.77%	121%
(0.36)	9.37	11.34%	456.1	0.39%	4.07%	0.39%	4.07%	117%

(0.19)	11.35	(0.92)%	1,398.3	0.74%	3.43%	0.74%	3.43%	8%
(0.39)	11.65	3.79%	1,471.0	0.74%	3.29%	0.74%	3.29%	10%
(0.40)	11.60	2.75%	1,463.5	0.74%	3.42%	0.74%	3.42%	8%
(0.42)	11.68	8.33%	1,446.3	0.75%	3.65%	0.75%	3.65%	8%
(0.43)	11.18	(2.76)%	1,397.2	0.74%	3.65%	0.74%	3.65%	24%
(0.44)	11.93	9.61%	1,532.0	0.74%	3.76%	0.74%	3.76%	13%

(0.20)	11.35	(0.80)%	191.7	0.51%	3.67%	0.51%	3.67%	8%
(0.42)	11.65	4.04%	193.0	0.49%	3.53%	0.49%	3.53%	10%
(0.43)	11.60	3.01%	108.5	0.48%	3.68%	0.48%	3.68%	8%
(0.44)	11.68	8.61%	97.2	0.49%	3.90%	0.49%	3.90%	8%
(0.46)	11.18	(2.51)%	91.8	0.49%	3.91%	0.49%	3.91%	24%
(0.47)	11.93	9.89%	102.5	0.49%	4.02%	0.49%	4.02%	13%

(0.09)	9.93	(1.18)%	7.4	0.85%	1.38%	1.00%	1.23%	91%
(0.31)	10.14	3.36%	8.7	0.87%	1.16%	1.04%	0.98%	152%	***
(0.11)	10.12	1.83%	18.7	0.90%	0.86%	1.12%	0.65%	145%
(0.22)	10.05	2.56%	14.1	0.90%	1.08%	1.07%	0.90%	130%
(0.48)	10.02	(2.51)%	13.0	0.90%	0.71%	1.03%	0.57%	184%
(0.36)	10.76	4.08%	14.5	0.89%	1.02%	0.99%	0.93%	191%

(0.09)	9.94	(1.04)%	52.4	0.77%	1.47%	0.79%	1.45%	91%
(0.32)	10.14	3.41%	46.9	0.81%	1.22%	0.81%	1.22%	152%	***
(0.15)	10.12	2.17%	73.9	0.57%	1.18%	0.57%	1.18%	145%
(0.25)	10.05	2.90%	88.7	0.57%	1.41%	0.57%	1.41%	130%
(0.51)	10.02	(2.18)%	95.1	0.57%	1.06%	0.57%	1.06%	184%
(0.39)	10.76	4.44%	98.0	0.55%	1.38%	0.55%	1.38%	191%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Income Fund was 104% and for Government Bond Fund was 149%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment lncome/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LIMITED MATURITY BOND FUND
Class A Shares
Period Ended 4/28/2017 (unaudited)	$12.48	$0.10	$(0.01)	$0.09	$(0.10)	$–
Year Ended 10/31/2016	12.38	0.20	0.10	0.30	(0.20)	–
Year Ended 10/31/2015	12.44	0.17	(0.06)	0.11	(0.17)	–
Year Ended 10/31/2014	12.53	0.18	(0.02)	0.16	(0.18)	(0.07)
Year Ended 10/31/2013	12.62	0.15	(0.09)	0.06	(0.15)	–
Year Ended 10/31/2012	12.41	0.19	0.20	0.39	(0.18)	–

Class S Shares
Period Ended 4/28/2017 (unaudited)	12.48	0.11	(0.01)	0.10	(0.11)	–
Year Ended 10/31/2016	12.37	0.22	0.11	0.33	(0.22)	–
Year Ended 10/31/2015	12.44	0.20	(0.07)	0.13	(0.20)	–
Year Ended 10/31/2014	12.53	0.21	(0.02)	0.19	(0.21)	(0.07)
Year Ended 10/31/2013	12.62	0.18	(0.09)	0.09	(0.18)	–
Year Ended 10/31/2012	12.40	0.22	0.21	0.43	(0.21)	–
MONEY MARKET FUND
Class A Shares
Period Ended 4/28/2017 (unaudited)	1.00	–	–	–	–	–
Year Ended 10/31/2016	1.00	–	–	–	–	–
Year Ended 10/31/2015	1.00	–	–	–	–	–
Year Ended 10/31/2014	1.00	–	–	–	–	–
Year Ended 10/31/2013	1.00	–	–	–	–	–
Year Ended 10/31/2012	1.00	–	–	–	–	–

Class S Shares
Period Ended 4/28/2017 (unaudited)	1.00	–	–	–	–	–
Year Ended 10/31/2016	1.00	–	–	–	–	–
Year Ended 10/31/2015	1.00	–	–	–	–	–
Year Ended 10/31/2014	1.00	–	–	–	–	–
Year Ended 10/31/2013	1.00	–	–	–	–	–
Year Ended 10/31/2012	1.00	–	–	–	–	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment lncome/(Loss)	Expenses	Net Investment lncome/(Loss)	Portfolio Turnover Rate

$(0.10)	$12.47	0.73%	$349.7	0.62%	1.62%	0.62%	1.62%	47%
(0.20)	12.48	2.42%	351.2	0.62%	1.58%	0.62%	1.58%	83%	***
(0.17)	12.38	0.89%	374.4	0.62%	1.37%	0.62%	1.37%	89%
(0.25)	12.44	1.27%	360.2	0.62%	1.44%	0.62%	1.44%	102%
(0.15)	12.53	0.46%	415.6	0.60%	1.21%	0.61%	1.20%	121%
(0.18)	12.62	3.18%	408.2	0.60%	1.51%	0.61%	1.50%	113%

(0.11)	12.47	0.83%	497.2	0.42%	1.83%	0.42%	1.83%	47%
(0.22)	12.48	2.72%	441.0	0.41%	1.80%	0.41%	1.80%	83%	***
(0.20)	12.37	1.05%	356.4	0.38%	1.62%	0.38%	1.62%	89%
(0.28)	12.44	1.52%	467.3	0.37%	1.69%	0.37%	1.69%	102%
(0.18)	12.53	0.70%	448.1	0.37%	1.44%	0.37%	1.44%	121%
(0.21)	12.62	3.52%	472.6	0.36%	1.77%	0.36%	1.77%	113%

–	1.00	0.00%	350.8	0.62%	0.00%	0.81%	(0.19)%	N/A
–	1.00	0.00%	381.3	0.41%	0.00%	0.85%	(0.43)%	N/A
–	1.00	0.00%	409.5	0.20%	0.00%	0.95%	(0.75)%	N/A
–	1.00	0.00%	422.7	0.19%	0.00%	0.94%	(0.75)%	N/A
–	1.00	0.00%	469.0	0.23%	0.00%	0.94%	(0.71)%	N/A
–	1.00	0.00%	493.9	0.29%	0.00%	0.93%	(0.64)%	N/A

–	1.00	0.05%	80.5	0.53%	0.10%	0.53%	0.10%	N/A
–	1.00	0.00%	56.6	0.44%	0.00%	0.53%	(0.09)%	N/A
–	1.00	0.00%	10.4	0.20%	0.00%	0.61%	(0.41)%	N/A
–	1.00	0.00%	6.2	0.19%	0.00%	0.61%	(0.42)%	N/A
–	1.00	0.00%	6.5	0.23%	0.00%	0.59%	(0.37)%	N/A
–	1.00	0.00%	12.5	0.29%	0.00%	0.58%	(0.29)%	N/A

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Limited Maturity Bond Fund was 81%.

The accompanying Notes to Financial Statements are an integral part of this statement.

ADDITIONAL INFORMATION

(unaudited)

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at ThriventFunds.com or sec.gov.

Quarterly Schedule of Investments

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at ThriventFunds.com or sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Summary Schedule of Investments

The summary schedule of investments is designed to streamline the report and help investors better focus on a fund’s principal holdings. A complete listing of holdings for a fund in which the summary is included in the shareholder report is available free of charge by calling 1-800-847-4836. It is also available at ThriventFunds.com or sec.gov where it is part of form N-CSR.

Board Approval of Advisory Agreement and Subadvisory Agreements

Both the Investment Company Act of 1940 (the “Investment Company Act”) and the terms of the Advisory and Subadvisory Agreements of the Thrivent Mutual Funds (the “Trust”) require that these agreements be approved annually by the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act (the “Independent Trustees”). The ten-member Board includes eight Independent Trustees, including the Chairman.

At its meeting on November 15-16, 2016, the Board voted unanimously to renew the existing Advisory Agreement, as amended, between the Trust and Thrivent Asset Management, LLC (the “Adviser”) for each series of the Trust (each, a “Fund”). The Board also unanimously approved the Subadvisory Agreements for each of the Funds for which there is an investment subadviser (each a “Subadviser”). The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent, and quality of the services provided by the Advisory Organizations;

2.	The performance of the Funds;

3.	The advisory fee and net operating expense ratio of each Fund compared to a peer group;

4.	The cost of services provided and profit realized by the Adviser;

5.	The extent to which economies of scale may be realized as the Funds grow;

6.	Whether fee levels reflect these economies of scale for the benefit of the Funds’ shareholders;

7.	Other benefits realized by the Adviser and its affiliates from their relationship with the Trust; and

8.	Any other factors that the Board deemed relevant to its consideration.

In connection with the renewal process, the Contracts Committee of the Board (consisting of all of the Independent Trustees) met on five occasions from May 24 to November 16, 2016 to consider information relevant to the renewal process. The Independent Trustees also retained the services of Management Practice Inc. (“MPI”) as an independent consultant to

ADDITIONAL INFORMATION

(unaudited)

assist in the compilation, organization, and evaluation of relevant information. This information included Fund-by-Fund statistical comparisons of the advisory fees, other fees, net operating expenses and performance of each of the Funds in comparison to a peer group of comparable funds; portfolio turnover percentages; brokerage costs; information with respect to services provided to the Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; asset and flow trends for the Funds; the cost of services and profit realized by the Adviser and its affiliates that provide services to the Funds; and information regarding the types of services furnished to the Funds. The Contracts Committee also received from the Adviser a summary document containing information about each Fund, including its inception date, investment strategy, and the names of Lipper peer groups, custom or other benchmarks, and portfolio managers. The summary document also included information regarding historical changes in certain of the Funds’ information.

The Board received information from the Adviser regarding the personnel providing services to the Funds, including investment management, compliance and administrative personnel. The Board also received monthly reports from the Adviser’s investment management staff with respect to the performance of the Funds. In addition to its review of the information presented to the Board during the contract renewal process, the Board also considered information obtained from management throughout the course of the year. The Board also reviewed information from MPI, including Fund-by-Fund analyses and independent assessment of information relating to the Funds and the agreements.

The Independent Trustees were represented by independent counsel throughout the review process and during executive sessions without management present to consider reapproval of the agreements. As noted above, the Independent Trustees were assisted throughout the process by an independent consultant, MPI. Each Independent Trustee relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented to them. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Trustee may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Funds by the Adviser, transfer agent, administrator and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Funds. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board also considered information relating to the investment experience and qualifications of the Adviser’s portfolio managers and those of the Subadvisers overseeing investments for the Trust.

The Board received reports at each of its quarterly meetings from the Adviser’s Head of Equity Investments and Head of Fixed Income Funds, as supplemented by the Adviser’s Chief Investment Officer, who was also present at all of the meetings. At each quarterly meeting, the Head of Equity Investments and Head of Fixed Income Funds presented information about each of the Funds. The Adviser noted that the Head of Equity Investments and Head of Fixed Income Funds monitor the Funds’ risk profiles and that the Adviser had implemented a process to monitor market and relative risks in comparison to the Funds’ Lipper peer groups and market benchmarks. On a schedule agreed to by the Adviser and the Independent Trustees, the Board received presentations from certain Subadvisers regarding their portfolio management services to certain Funds. These reports and presentations gave the Board the opportunity to evaluate the portfolio managers’ abilities and the quality of services they provide to the Funds. The Adviser also reviewed with the Board the services provided by the Subadvisers and its oversight of the Subadvisers. The Adviser and the Trust’s Chief Compliance Officer presented information to the Board describing the portfolio compliance functions performed by the Adviser. The Independent Trustees also met in-person, including in executive session, with and received quarterly reports from the Trust’s Chief Compliance Officer.

The Board considered the depth and quality of the Adviser’s oversight of the Subadvisers. In addition, the Board noted the broad functions that the Adviser performed in support of the subadvised Funds, including, among other things, management of portfolio cash, subadviser expense management and payment, performance and compliance monitoring. The Board noted that investment management staff of the Adviser and the Trust’s Chief Compliance Officer conduct in-person oversight visits of each Subadviser, report the results of the visit to the Board and then follow through with additional inquiry on any questions or concerns that arise during the visit. The Board also noted that, as part of its oversight practice, the Adviser requires the

ADDITIONAL INFORMATION

(unaudited)

Subadvisers to respond to a variety of compliance checklists and certifications to ensure their ongoing compliance with a subadvised Fund’s policies. The Board noted that the Adviser requires the Subadvisers to complete an annual questionnaire addressing a range of compliance topics. In addition, the Board noted that the Adviser has dedicated personnel responsible for daily monitoring of the Subadvisers’ activities pertaining to the subadvised Funds.

The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Trust pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s process for overseeing the portfolio management teams of the Funds, and explained similarities and differences for how it oversees the Adviser’s teams and the teams of the Subadvisers. In addition, the Adviser noted that its investments in technology and personnel have benefitted the Funds and discussed continued investments in these resources. The Adviser also discussed how it has continued to strengthen its compliance program. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and Subadvisers supported renewal of the Advisory Agreement and Subadvisory Agreements.

Performance of the Funds

In connection with each of its regular quarterly meetings, the Board received information on the performance of each Fund, including net performance, relative performance rankings within each Fund’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, the Head of Equity Investments and Head of Fixed Income Funds reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Funds. The Board considered investment performance for each Fund, to the extent applicable, over the one-, two-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record. Although the Board conducted its review on a Fund-by-Fund basis, it noted that, for the period ended June 30, 2016, the three-year average performance ranking of the Funds’ Class A shares against their Lipper categories was 41% (on a scale of 1-99%, with 1% being the best). The Board noted that, for the period ended June 30, 2016, the three-year average ranking of the Funds’ Class S shares against their Lipper categories was 31% (on a scale of 1-99%, with 1% being the best).

The Board noted that certain Funds did not fit well within a Lipper peer group because of differences between the principal investment strategies of these Funds and funds included in their respective Lipper peer group. In such cases, the Adviser provided additional information regarding these Funds’ performance compared to a customized benchmark that the Adviser believed better represented the investment strategies of such Funds. The Board concluded that the performance of each individual Fund was either satisfactory or that the Adviser had taken appropriate actions in an effort to improve performance.

Advisory Fees and Fund Expenses

The Board reviewed information prepared by MPI comparing each Fund’s advisory fee with the advisory fee of its peer group. The Board considered both the contractual and effective advisory fees for each of the Funds. The Board noted that the majority of the Funds’ gross advisory fees were near or below the medians of their peer groups, with many in the lowest (i.e., least expensive) quartile. Although the Board conducted its review on a Fund-by-Fund basis, it noted that the average ranking of the Funds’ advisory fees for its Class A shares was 32% and the average ranking of the of the Funds’ advisory fees for its Class S shares was 33% (on a scale of 1-99%, with 1% being the lowest fee). The Board viewed favorably the Adviser’s proposal to provide certain fee waivers and expense limitations for certain Funds and considered the effect of the waivers and limitations in lowering the Funds’ expenses. On the basis of its review, the Board concluded that the advisory fees charged to the Funds for investment management services were reasonable.

The Board also reviewed information prepared by MPI comparing each Fund’s overall expense ratio with the expense ratio of its peer group. The Board conducted its review on a Fund-by-Fund basis and noted that all but five Funds (each of which is discussed below) had better total net expense ratios than their peer group medians. The Board further noted that the Funds’ Class A shares had an average ranking of 40% while the Funds’ Class S shares had an average ranking of 23% (on a scale of 1-99%, with 1% being the lowest expenses). With respect to the Thrivent Money Market Fund, the Board noted that the Adviser, like many investment advisers in the industry, continued to waive fees in order to maintain a zero yield. With respect to

ADDITIONAL INFORMATION

(unaudited)

Thrivent Partner Worldwide Allocation Fund, the Board viewed favorably management’s willingness to institute a fee waiver for the Class S shares and to lower the existing contractual expense cap with respect to the Class A shares. With respect to Thrivent Moderately Aggressive Allocation Fund, Thrivent Aggressive Allocation Fund, and Thrivent Moderate Allocation Fund, the Board noted that management implemented a new simplified fee structure in 2015, which had been approved by shareholders.

Cost of Services and Profitability

The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Funds. The internal audit department (i.e., Business Risk Management) of the Adviser conducted a review of such allocations and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of the Adviser both overall and on a Fund-by-Fund basis. The Board also considered the expense reimbursements and waivers in effect. The Board received a comprehensive presentation that discussed, among other things, profitability benchmarks and trends based on a sample of asset managers, as well as the Adviser’s view of its profitability. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Funds.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that those contracts had been negotiated on an arm’s-length basis between the Adviser and each Subadviser, and that each Subadviser’s separate profitability from its relationship with the Funds was not a material factor in determining whether to renew the Subadvisory Agreements.

Economies of Scale and Breakpoints

The Board considered information regarding the extent to which economies of scale may be realized as a Fund’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fee rates, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Fund’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers and expense limitations by the Adviser, and/or a lower overall fee rate.

Other Benefits to the Adviser and its Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Trust, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an enhanced reputation as an investment adviser which may help in attracting other clients and investment personnel, and the engagement of affiliates as service providers to the Funds. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers. The Board also considered the research received by the Adviser generated from commission dollars spent on the Funds’ portfolio trading.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Trustees voting separately, approved each of the agreements.

Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and

Class S Shares Prospectus

each dated February 28, 2017

with respect to

Thrivent Aggressive Allocation Fund

Thrivent Moderately Aggressive Allocation Fund

Thrivent Moderate Allocation Fund

Thrivent Moderately Conservative Allocation Fund

Thrivent Income Fund

1.

Russell W. Swansen has announced his retirement from Thrivent Financial, effective June 30, 2017. As a result, he will no longer serve as a portfolio manager for Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund and Thrivent Moderately Conservative Allocation Fund after that date. All references to Mr. Swansen serving as a portfolio manager will be removed from the prospectuses of the Thrivent Mutual Funds on June 30, 2017. David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA and Stephen D. Lowe, CFA will continue to serve as portfolio managers of the Funds.

2.

Mark L. Simenstad, CFA has been appointed Chief Investment Strategist of Thrivent Financial. All references to Mr. Simenstad in the prospectuses of the Thrivent Mutual Funds will be updated to reflect his new title.

3.

Stephen D. Lowe, CFA has been appointed Vice President of Fixed Income Mutual Funds and Separate Accounts of Thrivent Financial. All references to Mr. Lowe in the prospectuses of the Thrivent Mutual Funds will be updated to reflect his new title.

4.

Kent L. White, CFA has been named as a portfolio manager of Thrivent Income Fund. Mr. White is the Director of Investment Grade Research at Thrivent Financial and has been with the firm since 1999. Stephen D. Lowe, CFA will continue to serve as a portfolio manager of the Fund.

The date of this Supplement is June 26, 2017.

Please include this Supplement with your Prospectus.

29561

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THRIVENT MUTUAL FUNDS

4321 North Ballard Road, Appleton, WI 54919-0001

We're listening to you!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at **800-847-4836**. If you wish to revoke householding in the future, you may write to us at 4321 North Ballard Road, Appleton, WI, 54919-0001, or by calling us at **800-847-4836**. We will begin to mail separate regulatory mailings within 30 days of receiving your request.

It's your choice—email, U.S. mail or some of each?

Paperless delivery of documents provides faster access to important information. An email is sent to you when new documents are available.

Paperless delivery options:

- Prospectuses
- Annual and semiannual reports
- Most billing and contribution notices
- Most contract and account statements
- Most life insurance statements
- Confirmation activity statements
- Annual privacy notice
- *Thrivent* magazine

Go to Thrivent.com/gopaperless to learn more.

Securities offered through Thrivent Distributors, LLC, 625 Fourth Ave. S., Minneapolis, MN 55415, a FINRA member and a wholly owned subsidiary of Thrivent Financial, the marketing name for Thrivent Financial for Lutherans, Appleton, WI.

23459SAR R6-17

Item 2.	Code of Ethics

Not applicable to semiannual report

Item 3.	Audit Committee Financial Expert

Not applicable to semiannual report

Item 4.	Principal Accountant Fees and Services

Not applicable to semiannual report

Item 5.	Audit Committee of Listed Registrants

Not applicable

Item 6.	Investments

(a)	Registrant’s Schedule of Investments/Summary Schedule of Investments is included in the report to shareholders filed under Item 1. Where the registrant included a Summary Schedule of Investments in the report to shareholders filed under Item 1, the registrant has filed a Schedule of Investments under this item.

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 27, 2017	THRIVENT MUTUAL FUNDS

	By:	/s/ David S. Royal
David S. Royal
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 27, 2017

	By:	/s/ David S. Royal
David S. Royal
President

Date: June 27, 2017

	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer